UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT     |     OCTOBER 31, 2013

All Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Improving U.S. Economic Environment, Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	25.72%	15.62%	10.87%(1)	11.61%	11/25/83
Russell 3000 Growth Index	—	29.16%	17.64%	7.81%	9.81%(2)	—
Institutional Class	ACAJX	25.98%	—	—	23.68%	9/30/11
A Class No sales charge* With sales charge*	ACAQX	25.42% 18.22%	— —	— —	23.14% 19.71%	9/30/11
C Class	ACAHX	24.45%	—	—	22.20%	9/30/11
R Class	ACAWX	25.12%	—	—	22.83%	9/30/11

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since 11/30/83, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: David Hollond, Michael Orndorff, and Marcus Scott

Performance Summary

All Cap Growth returned 25.72%* for the 12 months ended October 31, 2013, lagging the 29.16% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period. Price momentum and acceleration, two factors that the All Cap Growth team looks for in portfolio holdings, returned to favor during the reporting period.

Although All Cap Growth delivered solid returns and derived positive results from every sector in which it invested, its performance lagged that of the benchmark. Within the portfolio, stock decisions in the health care, energy, and materials sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the information technology, consumer discretionary, and financials sectors partially offset those relative losses.

Health Care Led Underperformance

The health care sector was a key source of relative underperformance due largely to stock decisions among health care providers and pharmaceuticals companies. Pharmacy benefit manager Catamaran was a meaningful individual detractor. The company lost some of its legacy business as Walgreens shifted its employees to a private exchange rather than provide coverage options. Walgreens is a small part of Catamaran’s customer base and is a less profitable business. The investment team is interested in the company’s relationship with Cigna, which should provide higher margins due to the use of generic drugs in the Cigna pipeline. A position in pharmacy benefits manager Express Scripts also detracted significantly.

Pharmaceutical company Allergan trimmed relative results. The company’s shares sold off after it announced it would delay final studies for its drugs designed to treat age-related medical conditions, such as macular degeneration. Also hurting its share price, the company has several drugs going off-patent in an environment in which the FDA has cleared the path for generic drugs to come to market quickly and easily.

Energy, Materials Lagged

In the energy sector, the energy equipment and services segment was a meaningful source of underperformance. A position in energy equipment company National Oilwell Varco hurt relative returns as it experienced a choppy North American market.

The materials sector was also a source of underperformance as holdings with ties to commodities, including Freeport-Mc-Mo-Ran, detracted amid concerns that rising interest rates would weaken commodities prices.

*All fund returns referenced in this commentary are for Investor Class shares.

7

In terms of individual holdings, a position in Apple represented the largest detractor from returns versus its benchmark. The company missed analysts’ expectations for sales of its iPhone and achieved lower-than-expected margins.

Information Technology Contributed

The information technology sector was a significant source of relative gains. Within the IT services industry group, it was beneficial for the portfolio to be underrepresented in shares of IBM, which suffered from slower hardware sales. In the internet software and services group segment, Facebook was a top contributing security. Its social media advertising model has proven effective, and investors are now realizing the value of the company.

LinkedIn was also a meaningful contributor to relative gains. Although the company warned that margins would be squeezed as it spends to expand engagement on the web site, LinkedIn continued to gain market share in the recruiter market and benefited from self-service advertising. Elsewhere in the sector, stock decisions in the software and semiconductor groups also added to relative results.

Consumer Discretionary, Financials Added

Positive contributors in the consumer discretionary space included Starbucks, which was not affected by the slowdown that others in the retail space encountered. The company continued to benefit from lower coffee bean prices and posted strong same-store-sales growth. An overweight position in priceline.com also contributed meaningfully. The online travel firm enjoyed accelerating bookings levels and gained market share.

In the financials sector, the portfolio avoided the real estate investment trust (REIT) segment. This allocation decision benefited relative performance as these companies collectively underperformed the benchmark. Stock selection among commercial banks also contributed to relative returns.

Outlook

All Cap Growth’s investment process focuses on companies of all sizes with accelerating revenue and earnings growth rates that are also exhibiting share-price strength. This process has faced unprecedented headwinds in recent reporting periods, but market conditions began to favor these types of companies during the course of the reporting period. We believe such a portfolio can outperform All Cap Growth’s peers and its benchmark, the Russell 3000 Growth Index, over time.

As of October 31, 2013, we saw attractive opportunities in home-related sectors (particularly remodeling-focused stocks such as Lumber Liquidators), media companies, the energy renaissance (represented by companies such as Pioneer Natural Resources and MasTec), and information technology-focused companies that are disruptors/displacers (such as LinkedIn), that are taking the place of more traditional providers.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Google, Inc. Class A	3.6%
Apple, Inc.	3.2%
Canadian Pacific Railway Ltd. New York Shares	3.1%
Costco Wholesale Corp.	3.0%
Twenty-First Century Fox, Inc.	3.0%
Facebook, Inc., Class A	2.6%
Verizon Communications, Inc.	2.5%
Electronic Arts, Inc.	2.4%
Lowe’s Cos., Inc.	2.1%
Catamaran Corp.	2.1%

Top Five Industries	% of net assets
Internet Software and Services	8.4%
Food and Staples Retailing	6.7%
Specialty Retail	5.9%
Road and Rail	5.6%
Software	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.7%
Foreign Common Stocks*	6.9%
Total Common Stocks	99.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,151.60	$5.42	1.00%
Institutional Class	$1,000	$1,153.20	$4.34	0.80%
A Class	$1,000	$1,150.50	$6.78	1.25%
C Class	$1,000	$1,145.90	$10.82	2.00%
R Class	$1,000	$1,149.10	$8.13	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 99.6%
AEROSPACE AND DEFENSE — 1.9%
Precision Castparts Corp.	61,503	$ 15,587,935
TransDigm Group, Inc.	33,584	4,883,450
		20,471,385
AUTOMOBILES — 2.0%
Ford Motor Co.	458,285	7,841,257
Harley-Davidson, Inc.	101,977	6,530,607
Tesla Motors, Inc.(1)	50,313	8,047,061
		22,418,925
BEVERAGES — 1.7%
Brown-Forman Corp., Class B	65,598	4,787,342
Constellation Brands, Inc., Class A(1)	207,000	13,517,100
		18,304,442
BIOTECHNOLOGY — 5.0%
Aegerion Pharmaceuticals, Inc.(1)	42,800	3,544,696
Biogen Idec, Inc.(1)	27,200	6,641,968
Celgene Corp.(1)	68,600	10,186,414
Gilead Sciences, Inc.(1)	288,391	20,472,877
Grifols SA	130,847	5,366,142
Regeneron Pharmaceuticals, Inc.(1)	30,409	8,745,629
		54,957,726
BUILDING PRODUCTS — 0.9%
Fortune Brands Home & Security, Inc.	119,200	5,135,136
Lennox International, Inc.	61,685	4,815,131
		9,950,267
CAPITAL MARKETS — 1.0%
Charles Schwab Corp. (The)	239,400	5,422,410
Lazard Ltd., Class A	145,759	5,633,585
		11,055,995
CHEMICALS — 3.7%
FMC Corp.	91,847	6,682,788
Monsanto Co.	208,862	21,905,446
Sherwin-Williams Co. (The)	63,066	11,856,408
		40,444,642
COMMERCIAL BANKS — 1.1%
East West Bancorp., Inc.	137,927	4,646,761
SVB Financial Group(1)	79,649	7,628,781
		12,275,542
COMMUNICATIONS EQUIPMENT — 2.7%
Cisco Systems, Inc.	440,251	9,905,647
Palo Alto Networks, Inc.(1)	109,686	4,624,362
QUALCOMM, Inc.	213,258	14,815,033
		29,345,042
COMPUTERS AND PERIPHERALS — 4.4%
Apple, Inc.	66,560	34,767,616
NetApp, Inc.	360,871	14,005,403
		48,773,019
CONSTRUCTION AND ENGINEERING — 2.0%
MasTec, Inc.(1)	323,991	10,357,992
Quanta Services, Inc.(1)	373,584	11,285,973
		21,643,965
CONSUMER FINANCE — 1.5%
Discover Financial Services	324,580	16,839,210
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
Verizon Communications, Inc.	547,234	27,640,789
ELECTRICAL EQUIPMENT — 0.5%
Acuity Brands, Inc.	56,000	5,628,560
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
FLIR Systems, Inc.	255,283	7,270,460
ENERGY EQUIPMENT AND SERVICES — 3.3%
Atwood Oceanics, Inc.(1)	53,953	2,866,523
Frank’s International NV(1)	112,629	3,445,321
Halliburton Co.	221,100	11,724,933
Schlumberger Ltd.	195,400	18,312,888
		36,349,665
FOOD AND STAPLES RETAILING — 6.7%
Costco Wholesale Corp.	278,801	32,898,518
Natural Grocers by Vitamin Cottage, Inc.(1)	108,926	4,346,147
Sprouts Farmers Market, Inc.(1)	31,226	1,438,270
Wal-Mart Stores, Inc.	85,841	6,588,297
Walgreen Co.	122,700	7,268,748
Whole Foods Market, Inc.	339,342	21,422,660
		73,962,640
FOOD PRODUCTS — 0.6%
Mondelez International, Inc. Class A	208,700	7,020,668
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.6%
Cooper Cos., Inc. (The)	40,311	5,208,584
Teleflex, Inc.	132,937	12,254,133
		17,462,717

12

	Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.2%
Catamaran Corp.(1)	481,484	$ 22,610,489
Express Scripts Holding Co.(1)	163,185	10,202,326
Surgical Care Affiliates, Inc.(1)	72,399	1,900,474
		34,713,289
HEALTH CARE TECHNOLOGY†
Veeva Systems, Inc. Class A(1)	12,998	505,752
HOTELS, RESTAURANTS AND LEISURE — 2.9%
Chipotle Mexican Grill, Inc.(1)	10,800	5,691,276
Noodles & Co.(1)	126,224	5,527,349
Starbucks Corp.	259,469	21,029,962
		32,248,587
HOUSEHOLD DURABLES — 0.4%
Mohawk Industries, Inc.(1)	33,800	4,475,796
INTERNET AND CATALOG RETAIL — 3.9%
Amazon.com, Inc.(1)	45,490	16,559,725
Ctrip.com International Ltd. ADR(1)	55,300	3,000,025
priceline.com, Inc.(1)	16,991	17,905,625
TripAdvisor, Inc.(1)	64,300	5,318,253
		42,783,628
INTERNET SOFTWARE AND SERVICES — 8.4%
CoStar Group, Inc.(1)	21,464	3,798,913
Criteo SA ADR(1)	14,805	522,765
Facebook, Inc., Class A(1)	561,402	28,216,065
Google, Inc. Class A(1)	38,087	39,251,700
LinkedIn Corp., Class A(1)	77,624	17,362,160
Rocket Fuel, Inc.(1)	15,194	775,502
Xoom Corp.(1)	79,378	2,361,495
		92,288,600
IT SERVICES — 3.6%
Alliance Data Systems Corp.(1)	89,821	21,292,966
MasterCard, Inc., Class A	25,953	18,610,897
		39,903,863
LIFE SCIENCES TOOLS AND SERVICES — 0.6%
Covance, Inc.(1)	76,718	6,847,849
MACHINERY — 2.9%
Flowserve Corp.	152,398	10,587,089
Middleby Corp.(1)	33,600	7,649,040
Pentair Ltd.	116,200	7,795,858
WABCO Holdings, Inc.(1)	72,700	6,228,936
		32,260,923
MEDIA — 4.5%
AMC Networks, Inc.(1)	71,809	5,033,093
Time Warner, Inc.	170,057	11,689,718
Twenty-First Century Fox, Inc.	955,300	32,556,624
		49,279,435
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Antero Resources Corp.(1)	101,911	5,756,952
Cobalt International Energy, Inc.(1)	107,400	2,492,754
		8,249,706
PHARMACEUTICALS — 2.2%
Johnson & Johnson	170,100	15,752,961
Zoetis, Inc.	261,215	8,270,067
		24,023,028
ROAD AND RAIL — 5.6%
Canadian Pacific Railway Ltd. New York Shares	237,113	33,923,757
Kansas City Southern	159,082	19,331,645
Union Pacific Corp.	58,500	8,856,900
		62,112,302
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.0%
ARM Holdings plc	393,496	6,217,827
NXP Semiconductor NV(1)	101,100	4,258,332
		10,476,159
SOFTWARE — 5.6%
CommVault Systems, Inc.(1)	112,193	8,760,029
Electronic Arts, Inc.(1)	993,600	26,082,000
NetSuite, Inc.(1)	136,603	13,780,511
Splunk, Inc.(1)	101,733	6,379,676
VMware, Inc., Class A(1)	75,100	6,104,128
		61,106,344
SPECIALTY RETAIL — 5.9%
Home Depot, Inc. (The)	103,169	8,035,833
Lowe’s Cos., Inc.	466,122	23,203,553
Lumber Liquidators Holdings, Inc.(1)	83,000	9,477,770
O’Reilly Automotive, Inc.(1)	36,100	4,469,541
Restoration Hardware Holdings, Inc.(1)	49,683	3,464,893
TJX Cos., Inc. (The)	275,654	16,757,007
		65,408,597
TEXTILES, APPAREL AND LUXURY GOODS — 0.8%
Fifth & Pacific Cos., Inc.(1)	126,900	3,361,581
Michael Kors Holdings Ltd.(1)	68,568	5,276,308
		8,637,889

13

	Shares	Value
TOBACCO — 2.6%
Altria Group, Inc.	195,164	$ 7,265,956
Philip Morris International, Inc.	236,602	21,085,970
		28,351,926
WIRELESS TELECOMMUNICATION SERVICES — 0.9%
SBA Communications Corp., Class A(1)	109,372	9,566,769
TOTAL COMMON STOCKS (Cost $734,510,198)		1,095,056,101
Temporary Cash Investments — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $1,199,766), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $1,177,617)		1,177,615
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $1,442,718), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $1,413,140)		1,413,139

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22,

valued at $1,442,438), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $1,413,140)

		$ 1,413,139
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $1,442,446), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $1,413,141)		1,413,139
SSgA U.S. Government Money Market Fund	392,417	392,417
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,809,449)		5,809,449
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $740,319,647)		1,100,865,550
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,490,864)
TOTAL NET ASSETS — 100.0%		$1,099,374,686

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	3,918,934	EUR	2,841,506	UBS AG	11/29/13	$60,668
USD	118,079	EUR	86,850	UBS AG	11/29/13	153
USD	4,581,016	GBP	2,834,647	Credit Suisse AG	11/29/13	36,796
USD	144,231	GBP	90,012	Credit Suisse AG	11/29/13	(67)
						$97,550

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $740,319,647)	$1,100,865,550
Foreign currency holdings, at value (cost of $56,844)	58,385
Receivable for investments sold	4,352,298
Receivable for capital shares sold	371,200
Unrealized gain on forward foreign currency exchange contracts	97,617
Dividends and interest receivable	553,819
1,106,298,869

Liabilities
Payable for investments purchased	5,721,999
Payable for capital shares redeemed	277,905
Unrealized loss on forward foreign currency exchange contracts	67
Accrued management fees	917,164
Distribution and service fees payable	7,048
6,924,183

Net Assets	$1,099,374,686

Net Assets Consist of:
Capital (par value and paid-in surplus)	$600,600,926
Distributions in excess of net investment income	(97,550)
Undistributed net realized gain	138,226,316
Net unrealized appreciation	360,644,994
$1,099,374,686

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,081,599,053	30,353,567	$35.63
Institutional Class, $0.01 Par Value	$109,848	3,072	$35.76
A Class, $0.01 Par Value	$8,516,743	240,137	$35.47	*
C Class, $0.01 Par Value	$3,320,572	94,977	$34.96
R Class, $0.01 Par Value	$5,828,470	165,126	$35.30

*Maximum offering price $37.63 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $58,676)	$ 14,042,226
Interest	4,183
14,046,409

Expenses:
Management fees	10,179,497
Distribution and service fees:
A Class	27,806
C Class	25,658
R Class	13,888
Directors’ fees and expenses	35,309
Other expenses	135
10,282,293

Net investment income (loss)	3,764,116

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	146,488,455
Foreign currency transactions	(486,500)
146,001,955

Change in net unrealized appreciation (depreciation) on:
Investments	86,333,052
Translation of assets and liabilities in foreign currencies	108,472
86,441,524

Net realized and unrealized gain (loss)	232,443,479

Net Increase (Decrease) in Net Assets Resulting from Operations	$236,207,595

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$3,764,116	$376,319
Net realized gain (loss)	146,001,955	67,135,793
Change in net unrealized appreciation (depreciation)	86,441,524	35,926,811
Net increase (decrease) in net assets resulting from operations	236,207,595	103,438,923

Distributions to Shareholders
From net investment income:
Investor Class	(2,987,737)	—
Institutional Class	(460)	—
A Class	(23,405)	—
C Class	(653)	—
R Class	(2,856)	—
From net realized gains:
Investor Class	(64,330,394)	(23,595,114)
Institutional Class	(8,390)	(705)
A Class	(650,947)	(705)
C Class	(145,569)	(1,880)
R Class	(112,134)	(705)
Decrease in net assets from distributions	(68,262,545)	(23,599,109)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(44,384,524)	(39,887,723)

Net increase (decrease) in net assets	123,560,526	39,952,091

Net Assets
Beginning of period	975,814,160	935,862,069
End of period	$1,099,374,686	$975,814,160

Distributions in excess of net investment income	$(97,550)	$(200,949)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $611,238,039 and $715,017,122, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,333,460	$41,078,263	1,442,712	$43,890,074
Issued in reinvestment of distributions	2,273,872	65,874,089	873,776	23,207,496
Redeemed	(4,842,756)	(151,874,064)	(4,078,501)	(121,343,490)
	(1,235,424)	(44,921,712)	(1,762,013)	(54,245,920)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	3,302	101,354	1,317	40,379
Issued in reinvestment of distributions	305	8,850	27	705
Redeemed	(2,550)	(81,844)	(316)	(9,915)
	1,057	28,360	1,028	31,169
A Class/Shares Authorized	25,000,000		25,000,000
Sold	150,961	4,648,002	396,764	12,260,804
Issued in reinvestment of distributions	22,308	644,487	27	705
Redeemed	(306,496)	(10,032,622)	(24,414)	(751,345)
	(133,227)	(4,740,133)	372,377	11,510,164
C Class/Shares Authorized	25,000,000		25,000,000
Sold	38,907	1,224,286	68,891	2,084,611
Issued in reinvestment of distributions	4,234	121,389	71	1,880
Redeemed	(14,351)	(451,908)	(3,762)	(115,245)
	28,790	893,767	65,200	1,971,246
R Class/Shares Authorized	25,000,000		25,000,000
Sold	156,475	4,980,335	32,043	986,202
Issued in reinvestment of distributions	3,990	114,990	27	705
Redeemed	(23,884)	(740,131)	(4,512)	(141,289)
	136,581	4,355,194	27,558	845,618
Net increase (decrease)	(1,202,223)	$(44,384,524)	(1,295,850)	$(39,887,723)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,019,156,764	—	—
Foreign Common Stocks	64,315,368	$11,583,969	—
Temporary Cash Investments	392,417	5,417,032	—
Total Value of Investment Securities	$1,083,864,549	$17,001,001	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$97,550	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $97,617 in unrealized gain on forward foreign currency exchange contracts and a liability of $67 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(450,754) in net realized gain (loss) on foreign currency transactions and $106,931 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$3,015,111	—
Long-term capital gains	$65,247,434	$23,599,109

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$739,767,956
Gross tax appreciation of investments	$364,535,364
Gross tax depreciation of investments	(3,437,770)
Net tax appreciation (depreciation) of investments	$361,097,594
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$1,543
Net tax appreciation (depreciation)	$361,099,137
Undistributed ordinary income	$12,016,581
Accumulated long-term gains	$125,658,042

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to return of capital dividends received.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$30.44	0.12	7.22	7.34	(0.10)	(2.05)	(2.15)	$35.63	25.72%	1.00%	0.38%		60%	$1,081,599
2012	$28.06	0.01	3.08	3.09	—	(0.71)	(0.71)	$30.44	11.40%	1.00%	0.04%		55%	$961,562
2011	$26.07	(0.02)	2.01	1.99	—	—	—	$28.06	7.63%	1.00%	(0.08)%		75%	$935,751
2010	$20.86	(0.05)	5.26	5.21	—	—	—	$26.07	24.98%	1.01%	(0.22)%		88%	$959,447
2009	$19.08	0.03	1.81	1.84	(0.06)	—	(0.06)	$20.86	9.72%	1.00%	0.19%		167%	$837,839
Institutional Class
2013	$30.50	0.16	7.26	7.42	(0.11)	(2.05)	(2.16)	$35.76	25.98%	0.80%	0.58%		60%	$110
2012	$28.06	0.09	3.06	3.15	—	(0.71)	(0.71)	$30.50	11.62%	0.80%	0.24%		55%	$61
2011(3)	$25.32	(0.01)	2.75	2.74	—	—	—	$28.06	10.82%	0.80% (4)	(0.28	)%(4)	75% (5)	$28
A Class
2013	$30.36	0.04	7.19	7.23	(0.07)	(2.05)	(2.12)	$35.47	25.42%	1.25%	0.13%		60%	$8,517
2012	$28.05	(0.02)	3.04	3.02	—	(0.71)	(0.71)	$30.36	11.15%	1.25%	(0.21)%		55%	$11,334
2011(3)	$25.32	(0.02)	2.75	2.73	—	—	—	$28.05	10.78%	1.25% (4)	(0.73	)%(4)	75% (5)	$28
C Class
2013	$30.11	(0.20)	7.11	6.91	(0.01)	(2.05)	(2.06)	$34.96	24.45%	2.00%	(0.62)%		60%	$3,321
2012	$28.03	(0.25)	3.04	2.79	—	(0.71)	(0.71)	$30.11	10.32%	2.00%	(0.96)%		55%	$1,993
2011(3)	$25.32	(0.03)	2.74	2.71	—	—	—	$28.03	10.70%	2.00% (4)	(1.48	)%(4)	75% (5)	$28

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2013	$30.27	(0.09)	7.22	7.13	(0.05)	(2.05)	(2.10)	$35.30	25.12%	1.50%	(0.12)%		60%	$5,828
2012	$28.04	(0.08)	3.02	2.94	—	(0.71)	(0.71)	$30.27	10.86%	1.50%	(0.46)%		55%	$864
2011(3)	$25.32	(0.02)	2.74	2.72	—	—	—	$28.04	10.74%	1.50% (4)	(0.98	)%(4)	75% (5)	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	September 30, 2011 (commencement of sale) through October 31, 2011.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2011.

 See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to (November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

31

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

33

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $3,015,111, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $72,076,578, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

The fund hereby designates $680,709 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund utilized earnings and profits of $7,644,196 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80463 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Balanced Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	31
Statement of Operations	32
Statement of Changes in Net Assets	33
Notes to Financial Statements	34
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	40
Management	41
Approval of Management Agreement	44
Additional Information	49

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity

U.S. Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended October 31, 2013, with all major market indices posting strong double-digit gains. Despite persistent concerns about weak global growth and U.S. fiscal policy, investors largely focused on central bank stimulus measures, marginally improving U.S. economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the Federal Reserve (the Fed) announced its third quantitative easing program (QE3), which became an $85 billion, open-ended monthly bond-buying effort. This unprecedented program, combined with largely favorable corporate earnings, significant housing market gains, and modest improvements in the labor market, generally helped keep stocks and other riskier assets in favor.

Overall, small-cap stocks outperformed their mid- and large-cap counterparts. We believe this reflected the market’s risk preferences and greater optimism in U.S. economic growth prospects versus the broad global economy.

Fed Policy Drove Bond Market Sentiment

The investment-grade U.S. bond market generally struggled during the 12-month period. Uncertainty around future Fed policy dominated the market backdrop, particularly in the second half of the period.

Beginning in spring 2013, modest economic gains led to fears the Fed would end QE3 sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its monthly bond purchases later in the year. In response, yields soared and total returns tumbled as investors expected the Fed to begin tapering after its September policy meeting. But Fed policymakers quickly backed down, announcing they would continue the current pace of bond buying until economic gains appear sustainable.

This news sparked a turnaround among Treasuries and other fixed-income securities, but the late-period gains weren’t sufficient to offset previous losses. Overall, Treasury yields increased, leading to negative total returns and underperformance relative to broad investment-grade bond market averages. In addition, “risk-on” sentiment generally prevailed throughout the period, which put further pressure on lower-yielding, higher-quality securities.

U.S. Market Returns
For the 12 months ended October 31, 2013
U.S. Stock Indices		Barclays U.S. Bond Market Indices
Russell 1000 Index (large-cap)	28.40%	MBS (mortgage-backed securities)	-0.36%
Russell Midcap Index	33.79%	Aggregate (multi-sector)	-1.08%
Russell 2000 Index (small-cap)	36.28%	Corporate (investment-grade)	-1.40%
		Treasury	-1.45%

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	15.21%	11.39%	6.69%	8.15%	10/20/88
Blended index(1)	—	15.17%	11.83%	6.66%	9.05%(2)	—
S&P 500 Index	—	27.18%	15.16%	7.45%	10.04%(2)	—
Barclays U.S. Aggregate Bond Index	—	-1.08%	6.08%	4.77%	6.82%(2)	—
Institutional Class	ABINX	15.49%	11.62%	6.90%	4.81%	5/1/00

(1)

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since 10/31/88, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.91%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 15.21%* for the fiscal year ended October 31, 2013. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 15.17%.

The 12-month returns for both the fund and its benchmark reflected double-digit gains in the U.S. equity market, but a decline for the U.S. bond market. Within Balanced, the equity portion outperformed its benchmark, while the fixed income component underperformed its benchmark.

Stock Component Posted Strong Gain

The equity portion of Balanced outperformed the 27.18% return of the S&P 500 Index for the 12-month period. The portfolio’s stock selection process incorporates factors of value, quality, growth, and momentum while minimizing unintended bets along industries and other risk characteristics. The portfolio’s quality- and value-oriented signals were most beneficial to excess returns. Growth insights also bolstered returns in a number of sectors, while momentum signals were largely unrewarded. Stock selection in industrials and consumer staples were key sources of outperformance, while positioning in consumer discretionary weighed on relative results.

Industrials sector outperformance was driven primarily by positioning among aerospace and defense companies, as well as by machinery holdings. Airplane manufacturer Boeing was a top contributor thanks to increased aircraft orders from airlines replacing their aging fleets. Among machinery holdings, mobile hydraulic manufacturer Sauer-Danfoss appreciated nearly 30% on takeover news at the end of 2012, bolstering results.

Consumer staples, particularly holdings in food and staples retailers, also outperformed. Supermarket chain store operator Safeway, which was added to the portfolio in April 2013, soared on higher-than-expected revenue guidance and analyst upgrades. Chain drug store Rite Aid also outperformed thanks to higher-than-expected earnings from a rise in same-store pharmacy sales.

Other beneficial equity positions included videogame retailer GameStop, which climbed on solid earnings in its mobile sales, and in anticipation of sales of new gaming consoles expected to come to market late this year. Exposure to oil refiner Valero Energy, particularly during the first part of the period when crude oil refinery input prices increased, also boosted results.

Stock selection in consumer discretionary, particularly among media companies and internet retailers, had the most significant negative impact on performance. Online travel site Expedia’s return lagged the overall market due in large part to intense competition from rival priceline.com. Not owning a number of internet retailers that appreciated during the period, such as Amazon.com and priceline.com, also hurt results.

*All fund returns referenced in this commentary are for Investor Class shares.

Although no single media holding imparted a large negative impact, small detraction across a number of companies led the industry to be the greatest overall detractor in the equity portion. Elsewhere, owning less than the benchmark weighting in Gilead Sciences, a biopharmaceutical manufacturer, hurt results after the company’s stock price more than doubled during the period. Other detractors included silver and gold miner Coeur Mining, which declined on softening precious metals prices, and semiconductor manufacturer Broadcom, which fell after releasing lower-than expected revenue guidance due to slowing smartphone sales.

Fixed-Income Portion Declined

The fixed-income component of Balanced underperformed the -1.08% return of the Barclays U.S. Aggregate Bond Index for the 12-month period.

The portfolio’s yield curve positioning was the primary source of underperformance. The steep increases in long-term bond yields that occurred from May to September led to a steepening of the yield curve, as rates on longer-maturity securities increased more quickly than rates on shorter-maturity securities. The portfolio’s overweight position in longer-term bonds (in the 10- to 20-year maturity range) during that period weighed on performance. Later, we reduced our exposure to longer-maturity bonds, and missed some of the gains that occurred when bonds rallied in September and October (after the Fed’s taper delay and in conjunction with the partial government shutdown).

Sector allocation also detracted from relative returns. An overweight allocation to underperforming Treasury inflation-protected securities (TIPS) weighed on returns during the second quarter of 2013. We liquidated this position in June. Security selection in the securitized sector was also a detractor, as certain mortgage-backed securities (MBS) and adjustable-rate mortgages held in the portfolio underperformed the MBS positions in the benchmark.

On the positive side, the portfolio’s underweight position in Treasuries, and corresponding overweight in spread sectors, was beneficial as Treasuries generally underperformed during the 12-month period. Security selection in the credit sector also helped returns. A small out-of-benchmark (represented in the portfolio but not the benchmark) position in high-yield corporate bonds lifted relative results. High-yield corporates outperformed most fixed-income sectors during the period as investors’ “risk-on” sentiment prevailed.

Outlook

Uncertainty surrounding the U.S. economic recovery and the timing of the Fed’s expected monetary policy changes remain the key factors likely to impact stock and bond markets in the near term. We believe the slow and steady growth seen in the U.S. is likely to continue, although rising mortgage rates represent an economic hurdle. While gradual improvements in employment have helped consumers, conditions in the corporate sector have moderated with slowing earnings and revenue growth rates. We believe that our disciplined investment approach, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility. We adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

OCTOBER 31, 2013
Top Ten Common Stocks	% of net assets
Apple, Inc.	2.1%
Google, Inc., Class A	1.6%
Microsoft Corp.	1.5%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.3%
AT&T, Inc.	1.2%
Exxon Mobil Corp.	1.1%
Citigroup, Inc.	1.0%
Merck & Co., Inc.	0.9%
Oracle Corp.	0.9%

Top Five Common Stocks Industries	% of net assets
Pharmaceuticals	4.9%
Oil, Gas and Consumable Fuels	3.9%
Computers and Peripherals	3.6%
Insurance	3.2%
Aerospace and Defense	3.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	60.1%
U.S. Treasury Securities	12.1%
U.S. Government Agency Mortgage-Backed Securities	10.6%
Corporate Bonds	9.8%
Commercial Mortgage-Backed Securities	1.6%
Collateralized Mortgage Obligations	1.5%
U.S. Government Agency Securities	0.6%
Sovereign Governments and Agencies	0.6%
Municipal Securities	0.4%
Asset-Backed Securities	—*
Temporary Cash Investments	2.9%
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.7 years
Average Duration (effective)	5.1 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,059.40	$4.67	0.90%
Institutional Class	$1,000	$1,060.40	$3.64	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
Institutional Class	$1,000	$1,021.68	$3.57	0.70%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2013

	Shares/ Principal Amount	Value
Common Stocks — 60.1%
AEROSPACE AND DEFENSE — 3.1%
Alliant Techsystems, Inc.	17,927	$ 1,951,713
Boeing Co. (The)	48,172	6,286,446
Esterline Technologies Corp.(1)	2,970	238,075
Exelis Inc.	12,756	210,346
General Dynamics Corp.	26,143	2,264,768
Honeywell International, Inc.	63,839	5,536,757
Northrop Grumman Corp.	25,234	2,712,907
Raytheon Co.	56,913	4,687,924
		23,888,936
BEVERAGES — 0.8%
Coca-Cola Co. (The)	21,634	856,057
PepsiCo, Inc.	65,356	5,495,786
		6,351,843
BIOTECHNOLOGY — 1.6%
Amgen, Inc.	51,933	6,024,228
Biogen Idec, Inc.(1)	11,735	2,865,570
Myriad Genetics, Inc.(1)	63,879	1,557,370
United Therapeutics Corp.(1)	19,633	1,737,913
		12,185,081
CAPITAL MARKETS — 0.7%
Federated Investors, Inc., Class B	32,861	891,190
Goldman Sachs Group, Inc. (The)	13,199	2,123,191
Morgan Stanley	78,572	2,257,374
		5,271,755
CHEMICALS — 2.0%
Dow Chemical Co. (The)	120,559	4,758,464
LyondellBasell Industries NV, Class A	59,022	4,403,041
NewMarket Corp.	2,700	840,672
PPG Industries, Inc.	25,550	4,664,919
Sigma-Aldrich Corp.	8,040	694,897
		15,361,993
COMMERCIAL BANKS — 0.6%
Wells Fargo & Co.	104,566	4,463,923
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Deluxe Corp.	17,600	828,784
COMMUNICATIONS EQUIPMENT — 1.7%
Cisco Systems, Inc.	307,663	6,922,417
QUALCOMM, Inc.	87,072	6,048,892
		12,971,309
COMPUTERS AND PERIPHERALS — 3.6%
Apple, Inc.	31,127	16,259,189
EMC Corp.	200,298	4,821,173
Hewlett-Packard Co.	149,684	3,647,799
Seagate Technology plc	25,015	1,217,730
Western Digital Corp.	21,905	1,525,245
		27,471,136
CONSUMER FINANCE — 0.9%
American Express Co.	53,167	4,349,061
Cash America International, Inc.	58,591	2,311,415
		6,660,476
CONTAINERS AND PACKAGING — 0.8%
Owens-Illinois, Inc.(1)	56,066	1,782,338
Packaging Corp. of America	63,073	3,928,186
Silgan Holdings, Inc.	4,333	195,288
Sonoco Products Co.	14,401	585,257
		6,491,069
DIVERSIFIED FINANCIAL SERVICES — 2.3%
Bank of America Corp.	69,012	963,407
Berkshire Hathaway, Inc., Class B(1)	20,035	2,305,628
Citigroup, Inc.	158,565	7,734,801
JPMorgan Chase & Co.	47,014	2,423,102
Moody’s Corp.	31,576	2,231,160
MSCI, Inc., Class A(1)	56,356	2,297,634
		17,955,732
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
AT&T, Inc.	251,586	9,107,413
CenturyLink, Inc.	74,617	2,526,532
Verizon Communications, Inc.	115,932	5,855,725
		17,489,670
ELECTRIC UTILITIES — 0.5%
Edison International	78,126	3,830,518
ELECTRICAL EQUIPMENT — 1.3%
Emerson Electric Co.	77,903	5,217,164
Rockwell Automation, Inc.	40,438	4,464,759
		9,681,923
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
TE Connectivity Ltd.	57,736	2,972,827
ENERGY EQUIPMENT AND SERVICES — 0.9%
Helmerich & Payne, Inc.	25,495	1,977,137
Nabors Industries Ltd.	218,298	3,815,849
RPC, Inc.	56,533	1,036,815
		6,829,801

	Shares/ Principal Amount	Value
FOOD AND STAPLES RETAILING — 0.9%
Kroger Co. (The)	100,678	$ 4,313,046
Safeway, Inc.	3,450	120,405
Wal-Mart Stores, Inc.	2,527	193,947
Walgreen Co.	38,391	2,274,283
		6,901,681
FOOD PRODUCTS — 1.7%
Archer-Daniels-Midland Co.	120,014	4,908,573
General Mills, Inc.	86,675	4,370,153
Tyson Foods, Inc., Class A	127,473	3,527,178
		12,805,904
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.8%
Abbott Laboratories	143,725	5,253,149
Becton Dickinson and Co.	40,273	4,233,900
Medtronic, Inc.	95,411	5,476,591
St. Jude Medical, Inc.	81,445	4,674,129
Stryker Corp.	21,288	1,572,332
		21,210,101
HOTELS, RESTAURANTS AND LEISURE — 1.1%
Bally Technologies, Inc.(1)	48,809	3,569,890
Cracker Barrel Old Country Store, Inc.	11,489	1,262,297
International Game Technology	184,010	3,459,388
		8,291,575
HOUSEHOLD DURABLES — 0.9%
Newell Rubbermaid, Inc.	102,938	3,050,053
Whirlpool Corp.	25,901	3,781,805
		6,831,858
HOUSEHOLD PRODUCTS — 1.4%
Energizer Holdings, Inc.	35,349	3,468,090
Kimberly-Clark Corp.	37,440	4,043,520
Procter & Gamble Co. (The)	36,893	2,979,110
		10,490,720
INDUSTRIAL CONGLOMERATES — 1.2%
Danaher Corp.	67,272	4,849,638
General Electric Co.	159,800	4,177,172
		9,026,810
INSURANCE — 3.2%
Aflac, Inc.	75,573	4,910,734
American International Group, Inc.	114,960	5,937,684
Amtrust Financial Services, Inc.	46,810	1,795,632
Arch Capital Group Ltd.(1)	10,851	628,924
First American Financial Corp.	46,459	1,201,430
Old Republic International Corp.	18,692	313,839
Protective Life Corp.	18,018	830,269
Reinsurance Group of America, Inc.	23,296	1,658,209
RenaissanceRe Holdings Ltd.	36,323	3,403,828
StanCorp Financial Group, Inc.	3,110	183,179
Torchmark Corp.	13,248	965,249
Travelers Cos., Inc. (The)	35,584	3,070,899
		24,899,876
INTERNET AND CATALOG RETAIL — 0.3%
Expedia, Inc.	44,158	2,600,023
INTERNET SOFTWARE AND SERVICES — 1.6%
Google, Inc., Class A(1)	12,021	12,388,602
IT SERVICES — 1.3%
Accenture plc, Class A	35,406	2,602,341
Amdocs Ltd.	11,763	452,287
International Business Machines Corp.	39,224	7,029,333
		10,083,961
LEISURE EQUIPMENT AND PRODUCTS — 0.7%
Hasbro, Inc.	77,453	4,000,447
Mattel, Inc.	29,770	1,320,895
		5,321,342
MACHINERY — 0.5%
Crane Co.	20,513	1,302,575
Dover Corp.	12,386	1,136,911
Snap-On, Inc.	16,622	1,729,852
		4,169,338
MEDIA — 0.7%
Time Warner, Inc.	80,640	5,543,194
MULTILINE RETAIL — 1.0%
Dillard’s, Inc., Class A	40,985	3,359,950
Target Corp.	64,459	4,176,299
		7,536,249
OIL, GAS AND CONSUMABLE FUELS — 3.9%
Anadarko Petroleum Corp.	21,434	2,042,446
Chevron Corp.	27,431	3,290,623
ConocoPhillips	26,123	1,914,816
Exxon Mobil Corp.	90,564	8,116,346
Gran Tierra Energy, Inc.(1)	50,407	382,589
Marathon Petroleum Corp.	61,200	4,385,592
Phillips 66	54,021	3,480,573
Valero Energy Corp.	77,642	3,196,521
Western Refining, Inc.	95,138	3,070,103
		29,879,609

Shares/ Principal Amount	Value

PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	72,390	$ 1,266,825
PHARMACEUTICALS — 4.9%
AbbVie, Inc.	46,051	2,231,171
Allergan, Inc.	24,855	2,252,111
Eli Lilly & Co.	96,091	4,787,254
Endo Health Solutions, Inc.(1)	6,712	293,516
Johnson & Johnson	120,934	11,199,698
Merck & Co., Inc.	158,754	7,158,218
Pfizer, Inc.	327,868	10,058,990
		37,980,958
PROFESSIONAL SERVICES — 0.1%
Manpowergroup, Inc.	14,183	1,107,692
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.7%
Broadcom Corp., Class A	62,604	1,672,779
Intel Corp.	2,314	56,531
Texas Instruments, Inc.	80,052	3,368,588
		5,097,898
SOFTWARE — 3.0%
Activision Blizzard, Inc.	135,695	2,257,965
CA, Inc.	82,616	2,623,884
Microsoft Corp.	325,704	11,513,636
Oracle Corp.	211,604	7,088,734
		23,484,219
SPECIALTY RETAIL — 2.9%
Buckle, Inc. (The)	12,624	617,819
GameStop Corp., Class A	34,254	1,877,804
Gap, Inc. (The)	90,062	3,331,393
Home Depot, Inc. (The)	87,136	6,787,023
Lowe’s Cos., Inc.	99,997	4,977,851
PetSmart, Inc.	8,284	602,744
Staples, Inc.	234,860	3,785,943
		21,980,577
TEXTILES, APPAREL AND LUXURY GOODS — 0.9%
Hanesbrands, Inc.	54,982	3,745,374
Ralph Lauren Corp.	20,006	3,313,794
		7,059,168
THRIFTS AND MORTGAGE FINANCE — 0.4%
Ocwen Financial Corp.(1)	57,411	3,228,221
TOBACCO — 0.2%
Philip Morris International, Inc.	7,896	703,691
Universal Corp.	17,933	950,987
		1,654,678
TOTAL COMMON STOCKS (Cost $358,962,255)		461,547,855
U.S. Treasury Securities — 12.1%
U.S. Treasury Bonds, 5.50%, 8/15/28	$ 420,000	$ 541,045
U.S. Treasury Bonds, 5.25%, 2/15/29	489,000	615,567
U.S. Treasury Bonds, 5.375%, 2/15/31	3,750,000	4,819,043
U.S. Treasury Bonds, 4.375%, 11/15/39	2,000,000	2,288,438
U.S. Treasury Bonds, 4.375%, 5/15/41	1,850,000	2,113,481
U.S. Treasury Bonds, 3.125%, 11/15/41	1,500,000	1,367,696
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	1,824,217
U.S. Treasury Bonds, 3.125%, 2/15/43	2,550,000	2,308,347
U.S. Treasury Bonds, 2.875%, 5/15/43	300,000	257,250
U.S. Treasury Notes, 0.75%, 12/15/13	1,500,000	1,501,289
U.S. Treasury Notes, 1.25%, 2/15/14	1,300,000	1,304,417
U.S. Treasury Notes, 1.25%, 3/15/14	1,000,000	1,004,277
U.S. Treasury Notes, 0.50%, 8/15/14	3,000,000	3,008,907
U.S. Treasury Notes, 0.50%, 10/15/14	2,000,000	2,006,914
U.S. Treasury Notes, 0.25%, 5/31/15	7,000,000	7,002,051
U.S. Treasury Notes, 0.375%, 11/15/15(2)	1,200,000	1,201,266
U.S. Treasury Notes, 1.375%, 11/30/15	1,750,000	1,788,008
U.S. Treasury Notes, 2.125%, 12/31/15	8,750,000	9,086,674
U.S. Treasury Notes, 0.375%, 1/15/16	7,200,000	7,202,534
U.S. Treasury Notes, 0.50%, 6/15/16	3,000,000	3,002,460
U.S. Treasury Notes, 0.50%, 7/31/17	500,000	492,754
U.S. Treasury Notes, 0.75%, 10/31/17	1,500,000	1,486,113
U.S. Treasury Notes, 1.875%, 10/31/17	3,300,000	3,415,114
U.S. Treasury Notes, 0.875%, 1/31/18	4,500,000	4,461,327
U.S. Treasury Notes, 2.625%, 4/30/18	875,000	931,123

Shares/ Principal Amount	Value

U.S. Treasury Notes, 1.375%, 7/31/18	$12,930,000	$ 13,011,821
U.S. Treasury Notes, 1.375%, 9/30/18	2,500,000	2,509,375
U.S. Treasury Notes, 1.25%, 10/31/18	9,000,000	8,970,120
U.S. Treasury Notes, 1.375%, 11/30/18	200,000	200,375
U.S. Treasury Notes, 1.75%, 5/15/23	3,300,000	3,080,989
TOTAL U.S. TREASURY SECURITIES (Cost $93,129,397)		92,802,992
U.S. Government Agency Mortgage-Backed Securities(3) — 10.6%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.4%
FHLMC, VRN, 1.76%, 11/15/13	240,892	243,070
FHLMC, VRN, 1.85%, 11/15/13	578,448	586,094
FHLMC, VRN, 1.97%, 11/15/13	342,433	349,016
FHLMC, VRN, 1.98%, 11/15/13	445,199	453,613
FHLMC, VRN, 2.07%, 11/15/13	777,004	787,543
FHLMC, VRN, 2.36%, 11/15/13	932,642	931,264
FHLMC, VRN, 2.37%, 11/15/13	972,778	969,917
FHLMC, VRN, 2.42%, 11/15/13	215,061	228,017
FHLMC, VRN, 2.57%, 11/15/13	144,605	150,349
FHLMC, VRN, 2.64%, 11/15/13	142,560	152,180
FHLMC, VRN, 2.89%, 11/15/13	218,793	223,840
FHLMC, VRN, 3.24%, 11/15/13	131,815	139,237
FHLMC, VRN, 3.28%, 11/15/13	523,200	541,126
FHLMC, VRN, 3.80%, 11/15/13	257,856	271,092
FHLMC, VRN, 4.04%, 11/15/13	226,918	240,574
FHLMC, VRN, 4.36%, 11/15/13	679,815	707,611
FHLMC, VRN, 5.18%, 11/15/13	148,266	154,913
FHLMC, VRN, 5.37%, 11/15/13	206,431	216,772
FHLMC, VRN, 5.78%, 11/15/13	436,707	454,122
FHLMC, VRN, 5.95%, 11/15/13	574,909	609,425
FHLMC, VRN, 6.14%, 11/15/13	192,960	204,545
FNMA, VRN, 2.40%, 11/25/13	61,623	65,340
FNMA, VRN, 2.70%, 11/25/13	452,465	459,033
FNMA, VRN, 3.32%, 11/25/13	212,620	221,212
FNMA, VRN, 3.36%, 11/25/13	190,005	202,506
FNMA, VRN, 3.79%, 11/25/13	353,362	373,003
FNMA, VRN, 3.92%, 11/25/13	278,703	294,541
FNMA, VRN, 3.94%, 11/25/13	125,218	132,934
FNMA, VRN, 5.39%, 11/25/13	268,083	288,541
		10,651,430
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 9.2%
FHLMC, 4.50%, 1/1/19	349,058	369,103
FHLMC, 6.50%, 1/1/28	34,071	39,354
FHLMC, 5.50%, 12/1/33	305,965	336,504
FHLMC, 5.00%, 7/1/35	2,832,691	3,071,584
FHLMC, 5.50%, 1/1/38	456,639	494,298
FHLMC, 6.00%, 8/1/38	94,197	103,186
FHLMC, 4.00%, 4/1/41	1,171,306	1,235,914
FHLMC, 6.50%, 7/1/47	22,804	24,404
FNMA, 6.00%, 1/1/14	456	458
FNMA, 6.00%, 4/1/14	5,407	5,445
FNMA, 4.50%, 5/1/19	310,503	330,518
FNMA, 4.50%, 5/1/19	118,451	126,119
FNMA, 5.00%, 9/1/20	615,466	661,091
FNMA, 6.50%, 1/1/28	21,311	23,556
FNMA, 6.50%, 1/1/29	48,285	54,397
FNMA, 7.50%, 7/1/29	113,103	129,917
FNMA, 7.50%, 9/1/30	27,718	32,953
FNMA, 5.00%, 7/1/31	1,474,227	1,635,459
FNMA, 6.50%, 9/1/31	37,248	41,656
FNMA, 7.00%, 9/1/31	14,233	16,140
FNMA, 6.50%, 1/1/32	83,229	96,686
FNMA, 6.50%, 8/1/32	53,920	60,833
FNMA, 5.50%, 6/1/33	166,143	182,351
FNMA, 5.50%, 7/1/33	304,387	333,166
FNMA, 5.50%, 8/1/33	522,600	571,451
FNMA, 5.50%, 9/1/33	333,630	369,539
FNMA, 5.00%, 11/1/33	961,749	1,049,748
FNMA, 5.00%, 4/1/35	1,454,135	1,581,566
FNMA, 4.50%, 9/1/35	680,521	729,832
FNMA, 5.00%, 2/1/36	932,154	1,013,904
FNMA, 5.50%, 4/1/36	374,708	409,197
FNMA, 5.50%, 5/1/36	728,377	795,517
FNMA, 5.00%, 11/1/36	2,456,702	2,668,291
FNMA, 5.50%, 2/1/37	197,716	215,725
FNMA, 6.00%, 7/1/37	1,652,041	1,804,524
FNMA, 6.50%, 8/1/37	225,163	243,130
FNMA, 5.00%, 4/1/40	2,358,856	2,577,955
FNMA, 4.50%, 8/1/40	3,002,048	3,217,123
FNMA, 4.50%, 9/1/40	4,611,636	4,955,526
FNMA, 3.50%, 1/1/41	2,410,015	2,473,587
FNMA, 4.00%, 1/1/41	1,823,219	1,928,736
FNMA, 4.50%, 1/1/41	1,508,663	1,622,469
FNMA, 4.50%, 2/1/41	1,133,251	1,216,565
FNMA, 4.00%, 5/1/41	2,438,808	2,574,852
FNMA, 4.50%, 7/1/41	828,158	889,967

Shares/ Principal Amount	Value

FNMA, 4.50%, 9/1/41	$ 948,183	$ 1,017,803
FNMA, 4.00%, 12/1/41	1,986,084	2,097,260
FNMA, 4.00%, 1/1/42	1,699,139	1,793,440
FNMA, 4.00%, 1/1/42	1,196,652	1,262,116
FNMA, 4.00%, 3/1/42	1,658,239	1,750,815
FNMA, 3.50%, 5/1/42	3,083,970	3,166,632
FNMA, 3.50%, 6/1/42	934,937	960,214
FNMA, 3.50%, 9/1/42	3,030,222	3,115,478
FNMA, 3.00%, 11/1/42	2,166,014	2,141,583
FNMA, 6.50%, 8/1/47	43,703	47,072
FNMA, 6.50%, 8/1/47	47,904	51,547
FNMA, 6.50%, 9/1/47	157,448	169,359
FNMA, 6.50%, 9/1/47	5,620	6,047
FNMA, 6.50%, 9/1/47	16,630	17,884
FNMA, 6.50%, 9/1/47	51,209	55,073
FNMA, 6.50%, 9/1/47	16,130	17,339
GNMA, 7.00%, 4/20/26	81,395	93,066
GNMA, 7.50%, 8/15/26	45,110	54,158
GNMA, 7.00%, 2/15/28	14,102	14,450
GNMA, 7.50%, 2/15/28	17,645	18,199
GNMA, 7.00%, 12/15/28	23,452	24,607
GNMA, 7.00%, 5/15/31	91,772	108,963
GNMA, 5.50%, 11/15/32	369,906	406,812
GNMA, 4.00%, 1/20/41	2,062,954	2,208,231
GNMA, 4.50%, 5/20/41	1,261,829	1,370,294
GNMA, 4.50%, 6/15/41	1,004,149	1,097,996
GNMA, 4.00%, 12/15/41	2,055,325	2,192,270
GNMA, 3.50%, 6/20/42	2,149,122	2,234,904
GNMA, 3.50%, 7/20/42	1,046,069	1,087,822
		70,895,730
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $80,299,414)		81,547,160
Corporate Bonds — 9.8%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 4.75%, 7/15/20	90,000	95,096
Lockheed Martin Corp., 4.25%, 11/15/19	250,000	273,861
Raytheon Co., 2.50%, 12/15/22	210,000	194,610
United Technologies Corp., 6.05%, 6/1/36	250,000	301,155
United Technologies Corp., 5.70%, 4/15/40	120,000	140,376
United Technologies Corp., 4.50%, 6/1/42	30,000	29,689
		1,034,787
AUTOMOBILES — 0.2%
American Honda Finance Corp., 2.50%, 9/21/15(4)	220,000	227,239
American Honda Finance Corp., 1.50%, 9/11/17(4)	70,000	69,837
American Honda Finance Corp., 2.125%, 10/10/18	150,000	151,209
Daimler Finance North America LLC, 1.30%, 7/31/15(4)	200,000	201,298
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	210,000	217,225
Ford Motor Co., 4.75%, 1/15/43	40,000	37,337
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	210,000	232,887
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	150,000	190,393
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	504,720
		1,832,145
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	510,000	646,402
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	230,000	216,958
Coca-Cola Co. (The), 1.80%, 9/1/16	180,000	185,554
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	60,000	62,343
PepsiCo, Inc., 2.75%, 3/1/23	110,000	103,872
Pernod-Ricard SA, 2.95%, 1/15/17(4)	180,000	187,919
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	330,000	340,967
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)	200,000	205,341
		1,949,356
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 2.125%, 5/15/17	140,000	142,983
Amgen, Inc., 4.10%, 6/15/21	100,000	104,633
Amgen, Inc., 5.375%, 5/15/43	250,000	260,541
Celgene Corp., 3.25%, 8/15/22	110,000	105,645
Gilead Sciences, Inc., 4.40%, 12/1/21	220,000	237,927
		851,729

Shares/ Principal Amount	Value

CAPITAL MARKETS — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	$ 140,000	$ 143,882
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	330,000	386,183
Jefferies Group, Inc., 5.125%, 4/13/18	110,000	118,911
		648,976
CHEMICALS — 0.1%
Ashland, Inc., 4.75%, 8/15/22	100,000	96,500
Dow Chemical Co. (The), 2.50%, 2/15/16	110,000	114,037
Dow Chemical Co. (The), 4.25%, 11/15/20	100,000	107,024
Eastman Chemical Co., 2.40%, 6/1/17	50,000	50,855
Eastman Chemical Co., 3.60%, 8/15/22	248,000	242,617
Ecolab, Inc., 4.35%, 12/8/21	250,000	265,693
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	224,083
		1,100,809
COMMERCIAL BANKS — 0.7%
Bank of America N.A., 5.30%, 3/15/17	870,000	966,677
Bank of Montreal, MTN, 1.45%, 4/9/18	120,000	118,560
Bank of Nova Scotia, 2.55%, 1/12/17	150,000	156,394
Barclays Bank plc, 5.14%, 10/14/20	100,000	106,825
BB&T Corp., MTN, 5.70%, 4/30/14	60,000	61,537
BB&T Corp., MTN, 3.20%, 3/15/16	170,000	178,436
BB&T Corp., MTN, 2.05%, 6/19/18	100,000	100,247
Capital One Financial Corp., 1.00%, 11/6/15	90,000	89,872
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	430,000	438,249
HBOS plc, MTN, 6.75%, 5/21/18(4)	100,000	112,937
HSBC Bank plc, 3.50%, 6/28/15(4)	140,000	146,545
Intesa Sanpaolo SpA, 3.875%, 1/16/18	40,000	40,842
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	250,000	279,657
KFW, 4.125%, 10/15/14	240,000	248,925
KFW, 2.00%, 6/1/16	260,000	269,693
KFW, 2.00%, 10/4/22	300,000	282,925
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	250,000	267,994
SunTrust Banks, Inc., 3.60%, 4/15/16	50,000	53,064
SunTrust Banks, Inc., 2.35%, 11/1/18	40,000	40,197
Toronto-Dominion Bank (The), 2.375%, 10/19/16	210,000	218,551
U.S. Bancorp., 3.44%, 2/1/16	120,000	125,614
U.S. Bancorp., MTN, 3.00%, 3/15/22	110,000	109,002
U.S. Bancorp., MTN, 2.95%, 7/15/22	60,000	57,092
Wachovia Bank N.A., 4.80%, 11/1/14	251,000	261,628
Wells Fargo & Co., 3.68%, 6/15/16	140,000	149,505
Wells Fargo & Co., 5.625%, 12/11/17	20,000	23,145
Wells Fargo & Co., MTN, 2.10%, 5/8/17	20,000	20,566
Wells Fargo & Co., MTN, 4.60%, 4/1/21	410,000	452,296
		5,376,975
COMMERCIAL SERVICES AND SUPPLIES†
Republic Services, Inc., 3.80%, 5/15/18	70,000	74,825
Republic Services, Inc., 3.55%, 6/1/22	220,000	217,212
		292,037
COMMUNICATIONS EQUIPMENT — 0.1%
Apple, Inc., 1.00%, 5/3/18	160,000	155,495
Apple, Inc., 2.40%, 5/3/23	240,000	219,676
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	60,000	57,048
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	151,960
		584,179
COMPUTERS AND PERIPHERALS — 0.1%
Dell, Inc., 2.30%, 9/10/15	90,000	90,385
Dell, Inc., 3.10%, 4/1/16	40,000	40,259
Hewlett-Packard Co., 4.30%, 6/1/21	240,000	239,168
Seagate HDD Cayman, 4.75%, 6/1/23(4)	240,000	234,600
		604,412

Shares/ Principal Amount	Value

CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	$ 160,000	$ 159,111
CONSUMER FINANCE — 0.3%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	291,143
American Express Co., 1.55%, 5/22/18	220,000	217,015
American Express Credit Corp., 1.30%, 7/29/16	180,000	181,530
American Express Credit Corp., MTN, 2.75%, 9/15/15	200,000	207,559
American Express Credit Corp., MTN, 2.375%, 3/24/17	100,000	103,912
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	238,656
Discover Bank, 2.00%, 2/21/18	250,000	247,426
Equifax, Inc., 3.30%, 12/15/22	140,000	132,845
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20(4)	170,000	171,700
PNC Bank N.A., 6.00%, 12/7/17	290,000	336,650
		2,128,436
CONTAINERS AND PACKAGING†
Ball Corp., 6.75%, 9/15/20	120,000	131,100
Ball Corp., 4.00%, 11/15/23	130,000	120,413
		251,513
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	45,000	44,146
Catholic Health Initiatives, 2.95%, 11/1/22	110,000	102,507
Johns Hopkins University, 4.08%, 7/1/53	45,000	40,811
		187,464
DIVERSIFIED FINANCIAL SERVICES — 1.6%
Bank of America Corp., 4.50%, 4/1/15	260,000	272,921
Bank of America Corp., 3.75%, 7/12/16	400,000	425,848
Bank of America Corp., 6.50%, 8/1/16	480,000	545,626
Bank of America Corp., 5.75%, 12/1/17	320,000	366,126
Bank of America Corp., 5.625%, 7/1/20	110,000	126,200
Bank of America Corp., 5.70%, 1/24/22	220,000	252,880
BNP Paribas SA, MTN, 2.70%, 8/20/18	120,000	122,974
Citigroup, Inc., 4.75%, 5/19/15	34,000	35,919
Citigroup, Inc., 4.45%, 1/10/17	100,000	108,793
Citigroup, Inc., 5.50%, 2/15/17	50,000	55,519
Citigroup, Inc., 6.125%, 11/21/17	680,000	789,816
Citigroup, Inc., 1.75%, 5/1/18	370,000	364,128
Citigroup, Inc., 4.50%, 1/14/22	560,000	598,581
Citigroup, Inc., 4.05%, 7/30/22	70,000	69,368
Deutsche Bank AG, VRN, 4.30%, 5/24/23	200,000	183,721
General Electric Capital Corp., 2.25%, 11/9/15	200,000	205,806
General Electric Capital Corp., 5.30%, 2/11/21	40,000	44,599
General Electric Capital Corp., MTN, 5.00%, 1/8/16	200,000	217,874
General Electric Capital Corp., MTN, 2.30%, 4/27/17	420,000	433,184
General Electric Capital Corp., MTN, 5.625%, 9/15/17	450,000	517,135
General Electric Capital Corp., MTN, 6.00%, 8/7/19	870,000	1,030,583
General Electric Capital Corp., MTN, 4.65%, 10/17/21	120,000	131,564
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	290,000	291,881
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	530,000	541,654
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	460,000	522,309
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	130,000	142,372
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	110,000	123,844
HSBC Holdings plc, 5.10%, 4/5/21	230,000	256,493
HSBC Holdings plc, 4.00%, 3/30/22	90,000	93,291
JPMorgan Chase & Co., 6.00%, 1/15/18	520,000	601,848
JPMorgan Chase & Co., 4.625%, 5/10/21	460,000	499,191
JPMorgan Chase & Co., 3.25%, 9/23/22	120,000	116,084
Morgan Stanley, 4.75%, 3/22/17	130,000	142,554
Morgan Stanley, 5.75%, 1/25/21	100,000	114,630

Shares/ Principal Amount	Value
Morgan Stanley, 4.875%, 11/1/22	$ 50,000	$ 51,546
Morgan Stanley, 3.75%, 2/25/23	190,000	187,877
Morgan Stanley, MTN, 6.625%, 4/1/18	690,000	809,825
Morgan Stanley, MTN, 5.625%, 9/23/19	150,000	171,325
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	90,000	93,338
UBS AG (Stamford Branch), 5.875%, 12/20/17	321,000	372,459
		12,031,686
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
AT&T, Inc., 2.625%, 12/1/22	290,000	260,652
AT&T, Inc., 6.55%, 2/15/39	410,000	457,800
AT&T, Inc., 4.30%, 12/15/42	130,000	108,874
British Telecommunications plc, 5.95%, 1/15/18	270,000	311,067
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	140,000	148,750
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	250,000	255,727
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	210,000	252,980
Orange SA, 4.125%, 9/14/21	120,000	123,911
Telecom Italia Capital SA, 7.00%, 6/4/18	30,000	33,003
Telefonica Emisiones SAU, 5.88%, 7/15/19	160,000	179,894
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	106,167
Verizon Communications, Inc., 3.65%, 9/14/18	530,000	564,147
Verizon Communications, Inc., 4.50%, 9/15/20	130,000	140,858
Verizon Communications, Inc., 5.15%, 9/15/23	350,000	380,325
Verizon Communications, Inc., 6.40%, 9/15/33	250,000	283,672
Verizon Communications, Inc., 7.35%, 4/1/39	140,000	174,651
Verizon Communications, Inc., 4.75%, 11/1/41	150,000	138,545
Verizon Communications, Inc., 6.55%, 9/15/43	100,000	116,369
Windstream Corp., 7.875%, 11/1/17	60,000	68,925
		4,106,317
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 7.75%, 7/15/16	200,000	229,500
Jabil Circuit, Inc., 5.625%, 12/15/20	50,000	52,750
		282,250
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16	120,000	125,870
Ensco plc, 4.70%, 3/15/21	130,000	140,622
Transocean, Inc., 5.05%, 12/15/16	40,000	44,089
Transocean, Inc., 2.50%, 10/15/17	140,000	141,406
Transocean, Inc., 6.50%, 11/15/20	100,000	113,585
Transocean, Inc., 6.375%, 12/15/21	50,000	56,404
Weatherford International Ltd., 9.625%, 3/1/19	120,000	153,234
		775,210
FOOD AND STAPLES RETAILING — 0.2%
CVS Caremark Corp., 2.75%, 12/1/22	170,000	159,228
Delhaize Group SA, 4.125%, 4/10/19	125,000	130,260
Kroger Co. (The), 6.40%, 8/15/17	200,000	231,364
Kroger Co. (The), 5.15%, 8/1/43	70,000	69,623
Safeway, Inc., 4.75%, 12/1/21	70,000	69,656
Wal-Mart Stores, Inc., 2.55%, 4/11/23	50,000	47,005
Wal-Mart Stores, Inc., 5.875%, 4/5/27	468,000	576,338
Wal-Mart Stores, Inc., 5.625%, 4/15/41	110,000	125,873
Walgreen Co., 1.80%, 9/15/17	90,000	90,595
Walgreen Co., 3.10%, 9/15/22	240,000	229,307
		1,729,249
FOOD PRODUCTS — 0.1%
Kellogg Co., 4.45%, 5/30/16	200,000	217,758
Kraft Foods Group, Inc., 6.125%, 8/23/18	81,000	95,758
Kraft Foods Group, Inc., 5.00%, 6/4/42	220,000	221,829

Shares/ Principal Amount	Value

Mondelez International, Inc., 6.50%, 2/9/40	$ 140,000	$ 167,142
Tyson Foods, Inc., 4.50%, 6/15/22	50,000	51,929
		754,416
GAS UTILITIES — 0.5%
El Paso Corp., 7.25%, 6/1/18	150,000	170,612
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	210,000	244,968
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	151,608
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	109,474
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	207,817
Energy Transfer Partners LP, 3.60%, 2/1/23	120,000	114,672
Energy Transfer Partners LP, 6.50%, 2/1/42	180,000	197,650
Enterprise Products Operating LLC, 3.70%, 6/1/15	150,000	156,608
Enterprise Products Operating LLC, 6.30%, 9/15/17	300,000	348,635
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	144,341
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	170,000	188,022
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	170,000	204,237
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	170,000	168,820
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	146,533
Magellan Midstream Partners LP, 6.55%, 7/15/19	150,000	179,653
Magellan Midstream Partners LP, 5.15%, 10/15/43	190,000	194,505
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23	150,000	146,250
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	40,000	42,306
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	310,000	309,909
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	190,000	179,581
TransCanada PipeLines Ltd., 2.50%, 8/1/22	200,000	187,009
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	46,039
Williams Partners LP, 4.125%, 11/15/20	200,000	206,420
		4,045,669
HEALTH CARE EQUIPMENT AND SUPPLIES†
Baxter International, Inc., 3.20%, 6/15/23	80,000	78,865
Medtronic, Inc., 2.75%, 4/1/23	200,000	190,014
		268,879
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Aetna, Inc., 2.75%, 11/15/22	130,000	121,702
Express Scripts Holding Co., 2.65%, 2/15/17	510,000	529,640
Express Scripts Holding Co., 7.25%, 6/15/19	170,000	209,494
NYU Hospitals Center, 4.43%, 7/1/42	90,000	76,789
UnitedHealth Group, Inc., 2.875%, 3/15/23	130,000	123,521
UnitedHealth Group, Inc., 4.25%, 3/15/43	120,000	110,633
Universal Health Services, Inc., 7.125%, 6/30/16	160,000	180,800
WellPoint, Inc., 3.125%, 5/15/22	100,000	96,013
WellPoint, Inc., 3.30%, 1/15/23	70,000	67,441
		1,516,033
HOTELS, RESTAURANTS AND LEISURE†
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	160,000	160,800
Wyndham Worldwide Corp., 2.95%, 3/1/17	110,000	112,834
		273,634
HOUSEHOLD DURABLES — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	170,000	171,913
D.R. Horton, Inc., 5.75%, 8/15/23	110,000	114,331
Lennar Corp., 4.75%, 12/15/17	110,000	116,050
Mohawk Industries, Inc., 3.85%, 2/1/23	100,000	97,103
Toll Brothers Finance Corp., 6.75%, 11/1/19	100,000	113,250
		612,647

Shares/ Principal Amount	Value

INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(4)	$ 80,000	$ 80,600
General Electric Co., 5.25%, 12/6/17	230,000	263,246
General Electric Co., 2.70%, 10/9/22	110,000	105,725
General Electric Co., 4.125%, 10/9/42	90,000	83,400
		532,971
INSURANCE — 0.5%
Allstate Corp. (The), 4.50%, 6/15/43	80,000	79,670
American International Group, Inc., 6.40%, 12/15/20	220,000	264,236
American International Group, Inc., 4.875%, 6/1/22	330,000	361,713
American International Group, Inc., MTN, 5.85%, 1/16/18	210,000	242,776
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	140,000	151,869
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	90,000	88,508
Berkshire Hathaway, Inc., 4.50%, 2/11/43	220,000	212,854
Genworth Holdings, Inc., 7.20%, 2/15/21	70,000	82,606
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	220,000	246,385
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	50,000	57,789
ING U.S., Inc., 5.50%, 7/15/22	140,000	153,949
ING U.S., Inc., 5.70%, 7/15/43(4)	160,000	169,632
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)	60,000	63,520
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)	70,000	78,430
Lincoln National Corp., 6.25%, 2/15/20	160,000	189,005
Markel Corp., 4.90%, 7/1/22	190,000	203,204
Markel Corp., 3.625%, 3/30/23	100,000	96,749
MetLife, Inc., 6.75%, 6/1/16	150,000	171,997
MetLife, Inc., 1.76%, 12/15/17	90,000	90,226
MetLife, Inc., 4.125%, 8/13/42	110,000	100,475
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)	200,000	193,059
Principal Financial Group, Inc., 3.30%, 9/15/22	70,000	68,815
Prudential Financial, Inc., MTN, 7.375%, 6/15/19	100,000	124,525
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	70,000	79,906
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	220,000	244,133
Travelers Cos., Inc. (The), 4.60%, 8/1/43	100,000	101,871
WR Berkley Corp., 4.625%, 3/15/22	130,000	135,967
		4,053,869
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	100,000	102,998
Fidelity National Information Services, Inc., 3.50%, 4/15/23	110,000	100,704
International Business Machines Corp., 1.95%, 7/22/16	410,000	423,372
		627,074
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	140,000	139,771
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	220,000	213,077
Deere & Co., 5.375%, 10/16/29	200,000	224,746
		437,823
MEDIA — 0.6%
CBS Corp., 3.375%, 3/1/22	120,000	117,445
CBS Corp., 4.85%, 7/1/42	60,000	55,830
Comcast Corp., 5.90%, 3/15/16	339,000	378,897
Comcast Corp., 6.40%, 5/15/38	230,000	279,863
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	155,000	160,725
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	250,000	262,420
Discovery Communications LLC, 5.625%, 8/15/19	90,000	104,135
Discovery Communications LLC, 3.25%, 4/1/23	100,000	95,577
DISH DBS Corp., 7.125%, 2/1/16	50,000	55,375

Shares/ Principal Amount	Value

Lamar Media Corp., 9.75%, 4/1/14	$ 150,000	$ 155,625
NBCUniversal Media LLC, 5.15%, 4/30/20	90,000	103,017
NBCUniversal Media LLC, 4.375%, 4/1/21	380,000	414,622
NBCUniversal Media LLC, 2.875%, 1/15/23	120,000	115,946
News America, Inc., 3.00%, 9/15/22	140,000	133,839
News America, Inc., 6.90%, 8/15/39	150,000	181,455
Omnicom Group, Inc., 3.625%, 5/1/22	50,000	48,895
Qwest Corp., 7.50%, 10/1/14	200,000	211,386
SBA Telecommunications, Inc., 8.25%, 8/15/19	78,000	84,923
Time Warner Cable, Inc., 6.75%, 7/1/18	240,000	270,780
Time Warner Cable, Inc., 4.50%, 9/15/42	120,000	90,211
Time Warner, Inc., 3.15%, 7/15/15	140,000	145,737
Time Warner, Inc., 4.875%, 3/15/20	110,000	121,834
Time Warner, Inc., 3.40%, 6/15/22	70,000	69,257
Time Warner, Inc., 7.70%, 5/1/32	200,000	256,270
Time Warner, Inc., 5.375%, 10/15/41	100,000	102,484
Viacom, Inc., 4.375%, 9/15/14	150,000	154,800
Viacom, Inc., 4.50%, 3/1/21	110,000	116,145
Viacom, Inc., 3.125%, 6/15/22	90,000	85,421
Virgin Media Secured Finance plc, 6.50%, 1/15/18	200,000	208,500
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	130,000	121,418
		4,702,832
METALS AND MINING — 0.2%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	40,000	38,367
ArcelorMittal, 5.75%, 8/5/20	120,000	126,900
Barrick North America Finance LLC, 4.40%, 5/30/21	130,000	125,021
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	70,000	66,357
Newmont Mining Corp., 3.50%, 3/15/22	20,000	17,763
Newmont Mining Corp., 6.25%, 10/1/39	120,000	109,228
Southern Copper Corp., 5.25%, 11/8/42	60,000	49,892
Teck Resources Ltd., 5.375%, 10/1/15	70,000	75,527
Teck Resources Ltd., 3.15%, 1/15/17	110,000	114,058
Vale Overseas Ltd., 5.625%, 9/15/19	310,000	341,394
Vale Overseas Ltd., 4.625%, 9/15/20	260,000	270,343
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	110,000	112,531
		1,447,381
MULTI-UTILITIES — 0.6%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	70,000	60,089
CMS Energy Corp., 4.25%, 9/30/15	160,000	168,462
CMS Energy Corp., 8.75%, 6/15/19	180,000	232,294
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	90,000	82,046
Constellation Energy Group, Inc., 5.15%, 12/1/20	80,000	86,570
Consumers Energy Co., 2.85%, 5/15/22	50,000	49,019
Consumers Energy Co., 3.375%, 8/15/23	50,000	50,294
Dominion Gas Holdings LLC, 3.55%, 11/1/23(4)	50,000	50,109
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	225,515
Dominion Resources, Inc., 2.75%, 9/15/22	210,000	197,720
Dominion Resources, Inc., 4.90%, 8/1/41	130,000	130,086
DPL, Inc., 6.50%, 10/15/16	250,000	270,625
Duke Energy Corp., 6.30%, 2/1/14	100,000	101,369
Duke Energy Corp., 3.95%, 9/15/14	130,000	133,780
Duke Energy Corp., 1.625%, 8/15/17	150,000	150,286
Duke Energy Corp., 3.55%, 9/15/21	90,000	92,022
Duke Energy Florida, Inc., 6.35%, 9/15/37	110,000	135,953
Edison International, 3.75%, 9/15/17	130,000	138,149

Shares/ Principal Amount	Value

Exelon Generation Co. LLC, 5.20%, 10/1/19	$ 150,000	$ 164,142
Exelon Generation Co. LLC, 4.00%, 10/1/20	120,000	120,979
Exelon Generation Co. LLC, 5.60%, 6/15/42	70,000	67,436
FirstEnergy Corp., 4.25%, 3/15/23	100,000	93,420
Florida Power Corp., 3.85%, 11/15/42	220,000	195,480
Georgia Power Co., 4.30%, 3/15/42	70,000	64,450
Ipalco Enterprises, Inc., 5.00%, 5/1/18	50,000	52,500
Nisource Finance Corp., 4.45%, 12/1/21	70,000	72,701
Nisource Finance Corp., 5.25%, 2/15/43	70,000	68,418
Nisource Finance Corp., 5.65%, 2/1/45	100,000	103,809
Northern States Power Co., 3.40%, 8/15/42	70,000	58,684
Pacific Gas & Electric Co., 5.80%, 3/1/37	60,000	66,604
Pacific Gas & Electric Co., 4.45%, 4/15/42	50,000	46,601
PacifiCorp, 6.00%, 1/15/39	110,000	132,357
Progress Energy, Inc., 3.15%, 4/1/22	90,000	88,083
Public Service Company of Colorado, 4.75%, 8/15/41	50,000	52,170
Sempra Energy, 6.50%, 6/1/16	200,000	226,801
Sempra Energy, 2.875%, 10/1/22	100,000	93,470
Southern Power Co., 5.15%, 9/15/41	40,000	40,322
Xcel Energy, Inc., 4.80%, 9/15/41	50,000	49,654
		4,212,469
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	180,000	180,008
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	70,000	71,268
Target Corp., 4.00%, 7/1/42	120,000	108,150
		359,426
OFFICE ELECTRONICS†
Xerox Corp., 2.95%, 3/15/17	80,000	82,451
OIL, GAS AND CONSUMABLE FUELS — 0.7%
Anadarko Petroleum Corp., 5.95%, 9/15/16	40,000	45,214
Anadarko Petroleum Corp., 6.45%, 9/15/36	90,000	106,213
Apache Corp., 2.625%, 1/15/23	260,000	242,751
Apache Corp., 4.75%, 4/15/43	40,000	39,406
BP Capital Markets plc, 3.20%, 3/11/16	120,000	126,277
BP Capital Markets plc, 2.25%, 11/1/16	180,000	186,146
BP Capital Markets plc, 4.50%, 10/1/20	100,000	109,790
BP Capital Markets plc, 2.75%, 5/10/23	100,000	93,559
Chevron Corp., 2.43%, 6/24/20	80,000	79,853
ConocoPhillips, 5.75%, 2/1/19	240,000	282,289
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	51,527
Denbury Resources, Inc., 4.625%, 7/15/23	110,000	102,025
Devon Energy Corp., 1.875%, 5/15/17	60,000	60,506
Devon Energy Corp., 5.60%, 7/15/41	140,000	148,195
EOG Resources, Inc., 5.625%, 6/1/19	150,000	176,177
EOG Resources, Inc., 4.10%, 2/1/21	130,000	139,030
Hess Corp., 6.00%, 1/15/40	80,000	89,153
Marathon Petroleum Corp., 3.50%, 3/1/16	210,000	221,305
Newfield Exploration Co., 6.875%, 2/1/20	200,000	215,000
Noble Energy, Inc., 4.15%, 12/15/21	150,000	157,871
Peabody Energy Corp., 7.375%, 11/1/16	40,000	45,200
Pemex Project Funding Master Trust, 6.625%, 6/15/35	50,000	54,500
Petro-Canada, 6.80%, 5/15/38	110,000	134,321
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	200,000	212,192
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	310,000	316,647

Shares/ Principal Amount	Value

Petroleos Mexicanos, 6.00%, 3/5/20	$ 120,000	$ 135,300
Petroleos Mexicanos, 4.875%, 1/24/22	80,000	83,400
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	55,800
Petroleos Mexicanos, 5.50%, 6/27/44	50,000	47,000
Phillips 66, 4.30%, 4/1/22	230,000	239,146
Pioneer Natural Resources Co., 3.95%, 7/15/22	190,000	193,918
Shell International Finance BV, 2.375%, 8/21/22	130,000	121,797
Shell International Finance BV, 3.625%, 8/21/42	140,000	121,858
Shell International Finance BV, 4.55%, 8/12/43	130,000	130,095
Statoil ASA, 2.45%, 1/17/23	190,000	176,642
Statoil ASA, 3.95%, 5/15/43	50,000	45,416
Talisman Energy, Inc., 7.75%, 6/1/19	170,000	201,157
Tesoro Corp., 5.375%, 10/1/22	50,000	49,750
Total Capital Canada Ltd., 2.75%, 7/15/23	120,000	113,947
Total Capital SA, 2.125%, 8/10/18	140,000	142,051
		5,292,424
PAPER AND FOREST PRODUCTS — 0.1%
Domtar Corp., 4.40%, 4/1/22	120,000	116,920
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	350,000	396,152
International Paper Co., 6.00%, 11/15/41	130,000	142,596
		655,668
PHARMACEUTICALS — 0.3%
AbbVie, Inc., 1.75%, 11/6/17	300,000	301,128
Actavis, Inc., 1.875%, 10/1/17	220,000	219,607
Actavis, Inc., 4.625%, 10/1/42	60,000	55,498
Bristol-Myers Squibb Co., 3.25%, 8/1/42	80,000	65,128
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	250,000	244,006
Merck & Co., Inc., 2.40%, 9/15/22	250,000	234,231
Merck & Co., Inc., 3.60%, 9/15/42	140,000	119,845
Mylan, Inc., 3.125%, 1/15/23(4)	120,000	110,208
Roche Holdings, Inc., 6.00%, 3/1/19(4)	419,000	501,040
Roche Holdings, Inc., 7.00%, 3/1/39(4)	70,000	94,645
Sanofi, 4.00%, 3/29/21	95,000	102,019
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	260,000	268,712
		2,316,067
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	90,000	95,182
American Tower Corp., 4.70%, 3/15/22	120,000	121,037
BRE Properties, Inc., 3.375%, 1/15/23	60,000	56,898
DDR Corp., 4.75%, 4/15/18	230,000	250,399
Essex Portfolio LP, 3.625%, 8/15/22	150,000	144,637
Essex Portfolio LP, 3.25%, 5/1/23	50,000	46,635
HCP, Inc., 3.75%, 2/1/16	200,000	210,575
Health Care REIT, Inc., 2.25%, 3/15/18	50,000	49,953
Health Care REIT, Inc., 3.75%, 3/15/23	130,000	124,981
Health Care REIT, Inc., 4.50%, 1/15/24	110,000	111,528
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	95,011
Kilroy Realty LP, 3.80%, 1/15/23	190,000	181,117
ProLogis LP, 4.25%, 8/15/23	140,000	141,930
Reckson Operating Partnership LP, 6.00%, 3/31/16	125,000	136,091
Simon Property Group LP, 5.75%, 12/1/15	160,000	174,560
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	95,000	99,180
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	100,000	106,097
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	120,000	128,228
WEA Finance LLC, 4.625%, 5/10/21(4)	90,000	95,881
		2,369,920

Shares/ Principal Amount	Value

ROAD AND RAIL — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	$ 176,000	$ 183,419
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	60,000	61,206
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	180,000	167,580
CSX Corp., 4.25%, 6/1/21	150,000	159,748
CSX Corp., 3.70%, 11/1/23	180,000	179,940
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	199,662
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	40,000	40,266
Union Pacific Corp., 4.00%, 2/1/21	100,000	106,368
Union Pacific Corp., 4.75%, 9/15/41	150,000	151,716
		1,249,905
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 1.35%, 12/15/17	140,000	139,262
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17	254,000	284,168
Oracle Corp., 2.50%, 10/15/22	260,000	244,121
Oracle Corp., 3.625%, 7/15/23	280,000	282,990
		811,279
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	426,731
Staples, Inc., 4.375%, 1/12/23	120,000	116,642
United Rentals North America, Inc., 5.75%, 7/15/18	140,000	150,850
		694,223
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	100,000	109,000
L Brands, Inc., 6.90%, 7/15/17	100,000	114,750
PVH Corp., 4.50%, 12/15/22	120,000	114,900
		338,650
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19	127,000	169,656
Altria Group, Inc., 2.85%, 8/9/22	270,000	251,148
Philip Morris International, Inc., 4.125%, 5/17/21	180,000	192,137
		612,941
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32	50,000	66,313
America Movil SAB de CV, 5.00%, 3/30/20	110,000	120,936
America Movil SAB de CV, 3.125%, 7/16/22	310,000	292,557
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	180,000	231,784
Vodafone Group plc, 5.625%, 2/27/17	110,000	124,135
Vodafone Group plc, 2.50%, 9/26/22	70,000	63,565
		899,290
TOTAL CORPORATE BONDS (Cost $73,429,960)		75,373,615
Commercial Mortgage-Backed Securities(3) — 1.6%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	115,222	115,546
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	23,426	23,511
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 11/1/13	350,000	373,575
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 11/1/13	300,000	323,483
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	500,000	481,562
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	450,000	428,192
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	240,000	241,870
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 11/1/13	275,000	295,757

Shares/ Principal Amount	Value

Commercial Mortgage Pass-Through Certificates, Series 2004-LB2A, Class A4 SEQ, 4.72%, 3/10/39	$ 176,618	$ 177,017
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 11/1/13	409,869	412,965
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 11/1/13	480,000	495,710
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 11/1/13	158,000	164,451
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 11/1/13	544,543	553,570
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	345,000	360,167
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,000,000	1,044,100
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	525,000	528,182
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/13(4)	850,000	814,473
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	162,541	164,752
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	443,796	445,974
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.52%, 11/11/13	300,000	304,289
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 11/11/13	125,000	129,643
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30	900,000	945,407
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 11/11/13	400,000	426,206
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 11/11/13	425,000	458,672
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	500,000	483,612
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	25,210	25,246
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	784,933	807,990
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	20,750	20,930
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,100,000	1,131,465
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $12,373,156)		12,178,317
Collateralized Mortgage Obligations(3) — 1.5%
PRIVATE SPONSOR COLLATERALIZED ORTGAGE OBLIGATIONS — 1.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	58,233	60,457
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	487,922	363,669
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	67,926	69,718
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	250,000	256,621
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	114,265	111,608
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.29%, 11/1/13	396,722	400,797

Shares/ Principal Amount	Value

Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.27%, 11/1/13	$ 302,576	$ 297,763
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	17,789	17,465
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.57%, 11/1/13	333,142	329,948
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.25%, 11/1/13	201,596	199,117
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.82%, 11/1/13	218,543	216,465
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 11/1/13	487,079	484,932
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 11/1/13	269,429	277,578
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.78%, 11/1/13	126,007	124,515
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.89%, 11/1/13	538,315	531,052
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 11/1/13(4)	244,904	237,674
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.62%, 11/1/13	505,328	523,717
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	119,451	127,552
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.56%, 11/1/13	638,362	631,164
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.65%, 11/1/13	132,830	137,910
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/13	183,968	183,375
Wells Fargo Mortgage Backed Securities 2005-AR10 Trust, Series 2005-AR10, Class 2A17, VRN, 2.63%, 11/1/13	773,429	783,133
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	194,176	204,882
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	120,689	126,346
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 4.74%, 11/1/13	202,635	203,942
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 11/1/13	357,227	361,452
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	246,528	248,742
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.34%, 11/1/13	106,551	109,815
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.68%, 11/1/13	219,276	223,444
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.66%, 11/1/13	245,769	250,490
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.66%, 11/1/13	180,526	184,013
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	311,244	319,168
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	328,088	332,313
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	195,047	195,448
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	337,744	352,100
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	188,737	197,717

Shares/ Principal Amount	Value

Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	$ 138,154	$ 141,101
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.06%, 11/1/13	177,030	175,238
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	706,567	728,502
		10,720,943
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	561,167	615,529
FHLMC, Series 77, Class H, 8.50%, 9/15/20	50,577	55,032
		670,561
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,413,303)		11,391,504
U.S. Government Agency Securities — 0.6%
FHLMC, 2.375%, 1/13/22	1,870,000	1,835,846
FNMA, 6.625%, 11/15/30	2,090,000	2,828,702
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $4,656,108)		4,664,548
Sovereign Governments and Agencies — 0.6%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19	490,000	567,665
Brazilian Government International Bond, 4.875%, 1/22/21	20,000	21,800
		589,465
CANADA — 0.1%
Province of Ontario Canada, 5.45%, 4/27/16	150,000	167,563
Province of Ontario Canada, 1.00%, 7/22/16	150,000	151,070
Province of Ontario Canada, 1.60%, 9/21/16	110,000	112,551
		431,184
CHILE†
Chile Government International Bond, 3.25%, 9/14/21	100,000	101,875
Chile Government International Bond, 3.625%, 10/30/42	100,000	84,750
		186,625
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	310,000	329,065
ITALY†
Italy Government International Bond, 6.875%, 9/27/23	80,000	97,873
MEXICO — 0.2%
Mexico Government International Bond, 5.625%, 1/15/17	90,000	101,205
Mexico Government International Bond, MTN, 5.95%, 3/19/19	420,000	489,930
Mexico Government International Bond, 5.125%, 1/15/20	330,000	372,900
Mexico Government International Bond, 4.00%, 10/2/23	100,000	101,675
Mexico Government International Bond, 6.05%, 1/11/40	50,000	56,875
Mexico Government International Bond, MTN, 4.75%, 3/8/44	160,000	150,800
		1,273,385
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37	70,000	83,755
Peruvian Government International Bond, 5.625%, 11/18/50	120,000	126,720
		210,475
PHILIPPINES — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	320,625
Philippine Government International Bond, 6.375%, 10/23/34	100,000	121,750
		442,375

Shares/ Principal Amount	Value

POLAND†
Poland Government International Bond, 5.125%, 4/21/21	$ 140,000	$ 154,875
Poland Government International Bond, 3.00%, 3/17/23	140,000	130,970
		285,845
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	160,000	170,505
Korea Development Bank (The), 3.25%, 3/9/16	130,000	135,573
Korea Development Bank (The), 4.00%, 9/9/16	110,000	117,473
		423,551
TURKEY†
Turkey Government International Bond, 3.25%, 3/23/23	200,000	176,750
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	70,000	58,275
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $4,329,071)		4,504,868
Municipal Securities — 0.4%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	50,000	51,149
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	75,000	91,379
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	135,000	167,513
California GO, (Building Bonds), 7.55%, 4/1/39	100,000	135,830
California GO, (Building Bonds), 7.30%, 10/1/39	110,000	144,675
California GO, (Building Bonds), 7.60%, 11/1/40	80,000	109,962
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	245,000	223,626
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	100,000	120,675
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	60,000	66,252
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	105,000	128,127
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	60,000	74,197
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	130,000	142,558
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	200,000	267,070
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	95,000	122,722
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	95,000	112,015
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	110,000	112,093
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	82,034
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	49,022
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	245,000	217,452
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	205,000	227,058
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	210,000	230,780
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	98,270

Shares/ Principal Amount	Value

San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	$ 105,000	$ 118,505
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	120,000	135,791
Texas GO, (Building Bonds), 5.52%, 4/1/39	50,000	57,860
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	21,381
TOTAL MUNICIPAL SECURITIES (Cost $3,036,630)		3,307,996
Asset-Backed Securities(3)†
US Airways 2013-1 Class A Pass Through Trust, 3.95%, 5/15/27 (Cost $171,591)	$ 170,000	$ 161,500
Temporary Cash Investments — 2.9%
SSgA U.S. Government Money Market Fund	19,827,031	19,827,031
U.S. Treasury Bills, 0.08%, 11/21/13(5)	$ 2,500,000	2,499,968
TOTAL TEMPORARY CASH INVESTMENTS (Cost $22,326,927)		22,326,999
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $664,127,812)		769,807,354
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,280,709)
TOTAL NET ASSETS — 100.0%		$768,526,645

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
22	U.S. Treasury 5-Year Notes	December 2013	$2,677,125	$(13,628)
18	U.S. Treasury 10-Year Notes	December 2013	2,292,469	(40,822)
7	U.S. Treasury Ultra Long Bonds	December 2013	1,008,656	(34,504)
			$5,978,250	$(88,954)

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

MTN = Medium Term Note

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $85,090.

(3)	Final maturity date indicated, unless otherwise noted.
(4)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $6,847,491, which represented 0.9% of total net assets.

(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $664,127,812)	$769,807,354
Receivable for investments sold	323,069
Receivable for capital shares sold	412,075
Receivable for variation margin on futures contracts	1,984
Dividends and interest receivable	2,260,551
772,805,033

Liabilities
Payable for investments purchased	3,464,470
Payable for capital shares redeemed	246,568
Accrued management fees	567,350
4,278,388

Net Assets	$768,526,645

Net Assets Consist of:
Capital (par value and paid-in surplus)	$606,452,654
Undistributed net investment income	1,368,993
Undistributed net realized gain	55,114,410
Net unrealized appreciation	105,590,588
$768,526,645

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$721,522,591	37,599,614	$19.19
Institutional Class, $0.01 Par Value	$47,004,054	2,448,315	$19.20

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $49,066)	$10,533,587
Interest	7,342,903
17,876,490

Expenses:
Management fees	6,248,568
Directors’ fees and expenses	24,646
Other expenses	1,044
6,274,258

Net investment income (loss)	11,602,232

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	60,291,666
Futures contract transactions	232,436
Foreign currency transactions	(318)
60,523,784

Change in net unrealized appreciation (depreciation) on:
Investments	26,893,116
Futures contracts	(88,954)
26,804,162

Net realized and unrealized gain (loss)	87,327,946

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,930,178

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$ 11,602,232	$ 10,258,424
Net realized gain (loss)	60,523,784	29,164,383
Change in net unrealized appreciation (depreciation)	26,804,162	21,132,912
Net increase (decrease) in net assets resulting from operations	98,930,178	60,555,719

Distributions to Shareholders
From net investment income:
Investor Class	(11,454,141)	(10,409,930)
Institutional Class	(788,061)	(354,593)
From net realized gains:
Investor Class	(16,097,790)	—
Institutional Class	(533,588)	—
Decrease in net assets from distributions	(28,873,580)	(10,764,523)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	69,327,289	57,785,933

Net increase (decrease) in net assets	139,383,887	107,577,129

Net Assets
Beginning of period	629,142,758	521,565,629
End of period	$768,526,645	$629,142,758

Undistributed net investment income	$1,368,993	$950,504

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2013 was 0.90% for the Investor Class and 0.70% for the Institutional Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2013 totaled $600,016,993, of which $170,670,972 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 totaled $554,156,978, of which $136,510,202 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	7,246,923	$ 130,710,357	7,196,145	$121,112,372
Issued in reinvestment of distributions	1,539,480	26,889,632	604,809	10,152,195
Redeemed	(6,197,053)	(111,531,308)	(4,855,798)	(81,892,325)
	2,589,350	46,068,681	2,945,156	49,372,242
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	2,962,875	53,420,395	984,145	16,394,969
Issued in reinvestment of distributions	74,578	1,321,649	21,031	354,593
Redeemed	(1,718,592)	(31,483,436)	(485,585)	(8,335,871)
	1,318,861	23,258,608	519,591	8,413,691
Net increase (decrease)	3,908,211	$ 69,327,289	3,464,747	$ 57,785,933

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$461,547,855	—	—
U.S. Treasury Securities	—	$ 92,802,992	—
U.S. Government Agency Mortgage-Backed Securities	—	81,547,160	—
Corporate Bonds	—	75,373,615	—
Commercial Mortgage-Backed Securities	—	12,178,317	—
Collateralized Mortgage Obligations	—	11,391,504	—
U.S. Government Agency Securities	—	4,664,548	—
Sovereign Governments and Agencies	—	4,504,868	—
Municipal Securities	—	3,307,996	—
Asset-Backed Securities	—	161,500	—
Temporary Cash Investments	19,827,031	2,499,968	—
Total Value of Investment Securities	$481,374,886	$288,432,468	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$(88,954)	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $1,984 in receivable for variation margin on futures contracts.* For the year ended October 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $232,436 in net realized gain (loss) on futures contract transactions and $(88,954) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$12,230,900	$10,764,523
Long-term capital gains	$16,642,680	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$666,986,523
Gross tax appreciation of investments	$108,856,158
Gross tax depreciation of investments	(6,035,327)
Net tax appreciation (depreciation) of investments	$102,820,831
Other book-to-tax adjustments	$(84,742)
Undistributed ordinary income	$25,740,053
Accumulated long-term gains	$33,597,849

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$17.41	0.30	2.25	2.55	(0.31)	(0.46)	(0.77)	$19.19	15.21%	0.90%	1.64%	81%	$721,523
2012	$15.96	0.29	1.47	1.76	(0.31)	—	(0.31)	$17.41	11.12%	0.90%	1.75%	82%	$609,476
2011	$15.02	0.29	0.94	1.23	(0.29)	—	(0.29)	$15.96	8.26%	0.90%	1.84%	87%	$511,829
2010	$13.58	0.27	1.44	1.71	(0.27)	—	(0.27)	$15.02	12.70%	0.91%	1.85%	69%	$487,066
2009	$12.66	0.28	0.93	1.21	(0.29)	—	(0.29)	$13.58	9.81%	0.90%	2.21%	110%	$459,183
Institutional Class
2013	$17.41	0.32	2.28	2.60	(0.35)	(0.46)	(0.81)	$19.20	15.49%	0.70%	1.84%	81%	$47,004
2012	$15.96	0.32	1.47	1.79	(0.34)	—	(0.34)	$17.41	11.34%	0.70%	1.95%	82%	$19,667
2011	$15.02	0.32	0.94	1.26	(0.32)	—	(0.32)	$15.96	8.48%	0.70%	2.04%	87%	$9,736
2010	$13.59	0.29	1.44	1.73	(0.30)	—	(0.30)	$15.02	12.84%	0.71%	2.05%	69%	$6,538
2009	$12.66	0.30	0.94	1.24	(0.31)	—	(0.31)	$13.59	10.11%	0.70%	2.41%	110%	$6,249

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income or the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $10,698,403, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,642,680, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80459 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Capital Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended October 31, 2013, with all major market indices posting strong double-digit gains. Despite persistent concerns about weak global growth and U.S. fiscal policy, investors largely focused on central bank stimulus measures, marginally improving U.S. economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the Federal Reserve (the Fed) announced its third quantitative easing program (QE3), which ultimately became an $85 billion, open-ended monthly bond-buying effort. This unprecedented program, combined with largely favorable corporate earnings, significant housing market gains, and modest improvements in the labor market, generally helped keep stocks and other riskier assets in favor.

Overall, small-cap stocks outperformed their mid- and large-cap counterparts. We believe this reflected the market’s risk preferences and greater optimism in U.S. economic growth prospects versus the broad global economy.

Fed Policy Challenging for Rate-Sensitive Sectors

Although all major sectors of the domestic stock market advanced during the 12-month period, interest-rate-sensitive segments, including real estate investment trusts (REITs), utilities, and telecommunication services, generally underperformed the broad market averages. This primarily was due to uncertainty surrounding future Fed policy, which dominated the market backdrop, particularly in the second half of the period.

Beginning in spring 2013, modest economic gains led to fears the Fed would end QE3 sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its monthly bond purchases later in the year. In response, interest rates soared as investors expected the Fed to begin tapering after its September policy meeting. But Fed policymakers quickly backed down, announcing they would continue the current pace of bond buying until economic gains appear sustainable.

This news sparked a turnaround among REITs and other interest-rate-sensitive stocks, but the late-period gains weren’t sufficient to offset previous underperformance. In addition, the preference for riskier assets generally prevailed throughout the period, which put further pressure on higher-quality, yield-generating securities.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACTIX	25.67%(1)	12.88%(1)	6.32%(1)	5.79%(1)	3/31/99
Russell 1000 Value Index	—	28.29%	14.05%	7.80%	5.88%	—
Institutional Class	ACPIX	26.00%(1)	13.15%(1)	6.53%(1)	5.71%(1)	3/1/02
A Class(2) No sales charge* With sales charge*	ACCVX	25.51%(1) 18.28%(1)	12.65%(1) 11.34%(1)	6.05%(1) 5.42%(1)	7.00%(1) 6.39%(1)	5/14/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Capital Value returned 25.67%* for the 12 months ended October 31, 2013. By comparison, its benchmark, the Russell 1000 Value Index, returned 28.29%. The fund’s return reflects operating expenses, while the index’s returns do not.

The U.S. equity market posted strong gains during the reporting period, supported by the Federal Reserve’s (Fed) extraordinary monetary stimulus. Investors generally favored riskier, lower-quality securities until May 22, 2013 when stocks sold off after Fed Chairman Ben Bernanke told Congress that an end to the Fed’s quantitative easing programs was possible if economic conditions improved. Higher-quality stocks came into favor and higher-yielding assets, such as real estate investment trusts (REITs) and utilities, declined as interest rates edged up. As the Fed sought to calm fears about the ending of stimulus measures, stocks rallied. In mid-August, however, they dropped sharply on positive economic data, which suggested the Fed might announce tapering as soon as September. Lower-yielding, riskier names held up best during the sell-off and outperformed in the rebound that followed. In September, the Fed surprised the markets by making no changes to its quantitative easing programs. Lower-quality stocks continued to outperform and higher-yielding assets rallied as investors anticipated a longer period of low interest rates. Even partisan wrangling over the debt ceiling during October did not dampen investors’ enthusiasm. In this environment, mid-cap stocks outperformed large-cap stocks. Capital Value underperformed its benchmark, largely because of security selection. Positions in the information technology, energy, and consumer discretionary sectors detracted from relative performance. The portfolio benefited from investments in the financials, utilities, materials, and industrials sectors.

Information Technology Detracted

Though an overweight position relative to the benchmark in information technology—the strongest-performing sector in the benchmark—added to relative returns, the portfolio was hampered overall by security selection. In the computers and peripherals industry, an underweight position in Hewlett-Packard (HP) detracted from relative returns. After reporting better-than-expected cash flow, HP’s stock price rebounded sharply from the losses it had suffered during 2012. Among software makers, an investment in Oracle dampened results. Although Oracle’s database business continues to grow at a reasonable rate and its hardware segment improved, the company’s new application license sales were lackluster. Oracle faced geographic headwinds in Asia and South America and is competing against some new cloud-based application providers.

Energy Slowed Performance

In the energy sector, stock selection detracted from relative returns. More specifically, the portfolio was hampered by its complement of large integrated energy companies, including an overweight position in Exxon Mobil and an investment in Royal Dutch Shell.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Consumer Discretionary Dampened Results

Security selection overall detracted from relative results in the consumer discretionary sector. In particular, the portfolio’s mix of multiline retailers slowed relative performance. Although consumers saw little growth in their disposable income, they generally spent more on higher-ticket items than on apparel. Capital Value was overweight Target, which reported weak comparable-store sales. Target also had weaker-than-expected sales from its expansion into the Canadian market.

Financials Contributed Positively

In financials, advantageous subsector allocation and security selection added significantly to relative performance. The portfolio had no exposure to REITs, which have benefited from low interest rates and have been attractive to investors because of their high dividend yields. However, the team has believed for some time that they are generally overvalued by the market. As interest rates increased, REITs underperformed. Also, the portfolio’s holdings in the capital markets industry—particularly overweight positions in Ameriprise Financial and BlackRock—enhanced relative returns. Ameriprise Financial, which provides financial planning, asset management, and insurance services, has a solid return on capital and benefited from the strength of the equity market. BlackRock reported a jump in profits and strong revenue growth as it added to its assets under management.

Utilities and Materials Added Value

In utilities, the weakest-performing sector in the benchmark, the portfolio benefited from its underweight position. Utilities stocks tend to be sensitive to changes in interest rates.

Within materials, security selection among metals and mining stocks added to relative performance. For example, the portfolio had no exposure to gold miner Newmont Mining. A sharp drop in gold prices during the reporting period hurt Newmont’s profitability.

Industrials Provided Notable Contributor

In the industrials sector, the portfolio benefited from an overweight position in Southwest Airlines. The leading low-cost airline has performed well amid industry consolidation.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of October 31, 2013, Capital Value is broadly diversified, with ongoing overweight positions in the information technology, energy, and health care sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and financials. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.7%
Chevron Corp.	3.7%
General Electric Co.	3.6%
JPMorgan Chase & Co.	3.4%
Johnson & Johnson	3.2%
Wells Fargo & Co.	2.9%
Pfizer, Inc.	2.9%
Procter & Gamble Co. (The)	2.7%
Cisco Systems, Inc.	2.5%
Citigroup, Inc.	2.4%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.3%
Diversified Financial Services	8.7%
Pharmaceuticals	8.3%
Insurance	6.9%
Commercial Banks	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.1%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,102.30	$5.30	1.00%
Investor Class (before waiver)	$1,000	$1,102.30(2)	$5.83	1.10%
Institutional Class (after waiver)	$1,000	$1,103.40	$4.24	0.80%
Institutional Class (before waiver)	$1,000	$1,103.40(2)	$4.77	0.90%
A Class (after waiver)	$1,000	$1,101.30	$6.62	1.25%
A Class (before waiver)	$1,000	$1,101.30(2)	$7.15	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Investor Class (before waiver)	$1,000	$1,019.66	$5.60	1.10%
Institutional Class (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Institutional Class (before waiver)	$1,000	$1,020.67	$4.58	0.90%
A Class (after waiver)	$1,000	$1,018.90	$6.36	1.25%
A Class (before waiver)	$1,000	$1,018.40	$6.87	1.35%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 99.4%
AEROSPACE AND DEFENSE — 2.1%
General Dynamics Corp.	11,630	$ 1,007,507
Honeywell International, Inc.	6,050	524,717
Raytheon Co.	9,240	761,099
Textron, Inc.	25,750	741,342
		3,034,665
AIRLINES — 0.4%
Southwest Airlines Co.	36,110	621,814
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	3,610	322,120
AUTOMOBILES — 1.2%
Ford Motor Co.	105,610	1,806,987
BEVERAGES — 0.4%
PepsiCo, Inc.	6,360	534,812
BIOTECHNOLOGY — 0.5%
Amgen, Inc.	3,710	430,360
Gilead Sciences, Inc.(1)	4,600	326,554
		756,914
CAPITAL MARKETS — 4.4%
Ameriprise Financial, Inc.	14,650	1,472,911
Bank of New York Mellon Corp. (The)	28,230	897,714
BlackRock, Inc.	4,920	1,479,985
Goldman Sachs Group, Inc. (The)	12,070	1,941,580
Morgan Stanley	19,300	554,489
		6,346,679
CHEMICALS — 0.8%
E.I. du Pont de Nemours & Co.	3,780	231,336
LyondellBasell Industries NV, Class A	13,078	975,619
		1,206,955
COMMERCIAL BANKS — 6.2%
KeyCorp	33,000	413,490
PNC Financial Services Group, Inc. (The)	26,850	1,974,281
U.S. Bancorp	63,070	2,356,295
Wells Fargo & Co.	100,100	4,273,269
		9,017,335
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
ADT Corp. (The)	22,850	991,004
Tyco International Ltd.	14,860	543,133
		1,534,137
COMMUNICATIONS EQUIPMENT — 3.6%
Cisco Systems, Inc.	159,150	3,580,875
F5 Networks, Inc.(1)	2,130	173,616
QUALCOMM, Inc.	20,900	1,451,923
		5,206,414
COMPUTERS AND PERIPHERALS — 1.5%
Apple, Inc.	1,920	1,002,912
NetApp, Inc.	30,860	1,197,677
		2,200,589
CONSUMER FINANCE — 0.8%
Capital One Financial Corp.	17,150	1,177,691
CONTAINERS AND PACKAGING — 0.2%
Avery Dennison Corp.	5,600	263,872
DIVERSIFIED FINANCIAL SERVICES — 8.7%
Bank of America Corp.	134,510	1,877,760
Berkshire Hathaway, Inc., Class B(1)	21,040	2,421,283
Citigroup, Inc.	71,740	3,499,477
JPMorgan Chase & Co.	94,680	4,879,807
		12,678,327
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.3%
AT&T, Inc.	67,810	2,454,722
CenturyLink, Inc.	25,690	869,863
		3,324,585
ELECTRIC UTILITIES — 2.9%
American Electric Power Co., Inc.	18,250	854,830
NV Energy, Inc.	25,080	595,399
Pinnacle West Capital Corp.	14,490	811,875
PPL Corp.	29,440	901,747
Xcel Energy, Inc.	36,550	1,054,833
		4,218,684
ELECTRICAL EQUIPMENT — 0.9%
Eaton Corp. plc	19,220	1,356,163
ENERGY EQUIPMENT AND SERVICES — 2.9%
Baker Hughes, Inc.	18,330	1,064,790
National Oilwell Varco, Inc.	23,980	1,946,696
Schlumberger Ltd.	13,050	1,223,046
		4,234,532
FOOD AND STAPLES RETAILING — 2.5%
CVS Caremark Corp.	28,930	1,801,182
Kroger Co. (The)	14,780	633,175
Wal-Mart Stores, Inc.	15,600	1,197,300
		3,631,657

12

	Shares	Value
FOOD PRODUCTS — 0.4%
Mondelez International, Inc. Class A	15,650	$ 526,466
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.0%
Abbott Laboratories	54,120	1,978,086
Medtronic, Inc.	41,950	2,407,930
		4,386,016
HEALTH CARE PROVIDERS AND SERVICES — 1.9%
Aetna, Inc.	15,350	962,445
Premier, Inc., Class A(1)	4,444	136,919
Quest Diagnostics, Inc.	7,380	442,136
WellPoint, Inc.	14,490	1,228,752
		2,770,252
HOTELS, RESTAURANTS AND LEISURE — 0.7%
Carnival Corp.	27,890	966,389
HOUSEHOLD PRODUCTS — 2.7%
Procter & Gamble Co. (The)	48,540	3,919,605
INDUSTRIAL CONGLOMERATES — 3.6%
General Electric Co.	200,190	5,232,967
INSURANCE — 6.9%
Allstate Corp. (The)	29,610	1,571,107
American International Group, Inc.	29,050	1,500,432
Chubb Corp. (The)	6,920	637,194
Loews Corp.	19,270	930,934
MetLife, Inc.	38,090	1,802,038
Principal Financial Group, Inc.	16,370	776,920
Prudential Financial, Inc.	16,350	1,330,726
Travelers Cos., Inc. (The)	16,530	1,426,539
		9,975,890
MACHINERY — 1.7%
Caterpillar, Inc.	7,230	602,693
Ingersoll-Rand plc	12,330	832,645
PACCAR, Inc.	18,310	1,018,036
		2,453,374
MEDIA — 3.0%
CBS Corp., Class B	9,660	571,292
Comcast Corp., Class A	27,250	1,296,555
Time Warner Cable, Inc.	6,410	770,161
Time Warner, Inc.	25,890	1,779,679
		4,417,687
METALS AND MINING — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	48,010	1,764,848
MULTI-UTILITIES — 0.5%
PG&E Corp.	17,810	745,349
MULTILINE RETAIL — 1.7%
Macy’s, Inc.	23,890	1,101,568
Target Corp.	20,130	1,304,223
		2,405,791
OIL, GAS AND CONSUMABLE FUELS — 13.3%
Apache Corp.	19,580	1,738,704
Chevron Corp.	45,190	5,420,992
Exxon Mobil Corp.	75,630	6,777,961
Marathon Petroleum Corp.	9,720	696,535
Occidental Petroleum Corp.	24,890	2,391,431
Royal Dutch Shell plc, Class A	23,240	775,126
Total SA ADR	24,620	1,506,252
		19,307,001
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	19,890	887,293
PHARMACEUTICALS — 8.3%
Johnson & Johnson	49,700	4,602,717
Merck & Co., Inc.	72,300	3,260,007
Pfizer, Inc.	138,720	4,255,930
		12,118,654
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Brixmor Property Group, Inc.(1)	7,071	146,016
Camden Property Trust	4,320	277,344
		423,360
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
Applied Materials, Inc.	58,190	1,038,691
Intel Corp.	103,520	2,528,994
Microchip Technology, Inc.	18,630	800,345
		4,368,030
SOFTWARE — 2.1%
Microsoft Corp.	40,760	1,440,866
Oracle Corp.	48,070	1,610,345
		3,051,211
SPECIALTY RETAIL — 0.5%
Lowe’s Cos., Inc.	13,040	649,131
TOBACCO — 0.4%
Altria Group, Inc.	14,200	528,666
TOTAL COMMON STOCKS (Cost $96,440,829)		144,372,912

13

Shares	Value

Temporary Cash Investments — 0.5%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18,

valued at $153,501), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $150,667)

		$ 150,667
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $184,585), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $180,800)		180,800
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $184,549), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $180,801)		180,801
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $184,550), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $180,801)		180,801
SSgA U.S. Government Money Market Fund	50,222	50,222
TOTAL TEMPORARY CASH INVESTMENTS (Cost $743,291)		743,291
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $97,184,120)		145,116,203
OTHER ASSETS AND LIABILITIES — 0.1%		212,631
TOTAL NET ASSETS — 100.0%		$145,328,834

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	2,077,378	EUR	1,506,247	UBS AG	11/29/13	$32,159

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $97,184,120)	$145,116,203
Foreign currency holdings, at value (cost of $13,810)	13,861
Receivable for investments sold	650,496
Receivable for capital shares sold	32,954
Unrealized gain on forward foreign currency exchange contracts	32,159
Dividends and interest receivable	163,669
146,009,342

Liabilities
Payable for investments purchased	519,504
Payable for capital shares redeemed	38,755
Accrued management fees	121,595
Distribution and service fees payable	654
680,508

Net Assets	$145,328,834

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 98,897,341
Undistributed net investment income	1,575,606
Accumulated net realized loss	(3,108,406)
Net unrealized appreciation	47,964,293
$145,328,834

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$138,884,439	16,312,122	$8.51
Institutional Class, $0.01 Par Value	$3,289,183	385,175	$8.54
A Class, $0.01 Par Value	$3,155,212	372,029	$8.48*
*Maximum offering price $9.00 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,664)	$ 3,596,662
Interest	740
3,597,402

Expenses:
Management fees	1,480,154
Distribution and service fees — A Class	7,234
Directors’ fees and expenses	4,829
1,492,217
Fees waived	(135,179)
1,357,038

Net investment income (loss)	2,240,364

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,851,283
Foreign currency transactions	(134,002)
8,717,281

Change in net unrealized appreciation (depreciation) on:
Investments	19,732,626
Translation of assets and liabilities in foreign currencies	35,745
19,768,371

Net realized and unrealized gain (loss)	28,485,652

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,726,016

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$ 2,240,364	$ 2,134,197
Net realized gain (loss)	8,717,281	8,223,662
Change in net unrealized appreciation (depreciation)	19,768,371	9,278,115
Net increase (decrease) in net assets resulting from operations	30,726,016	19,635,974

Distributions to Shareholders
From net investment income:
Investor Class	(2,047,246)	(2,040,255)
Institutional Class	(67,677)	(69,034)
A Class	(47,388)	(44,437)
Decrease in net assets from distributions	(2,162,311)	(2,153,726)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(7,183,934)	(11,665,672)

Net increase (decrease) in net assets	21,379,771	5,816,576

Net Assets
Beginning of period	123,949,063	118,132,487
End of period	$145,328,834	$123,949,063

Undistributed net investment income	$1,575,606	$1,638,687

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class and the A Class. The A Class may incur an initial sales charge. The A Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.100% for the Investor Class and A Class. The Institutional Class is 0.200% less at each point within the range. During the year ended October 31, 2013, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2013 was $128,880, $3,405 and $2,894 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2013 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2013 was 1.00% for the Investor Class and A Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $34,521,762 and $41,030,605, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,309,072	$ 17,554,839	1,371,428	$ 8,875,075
Issued in reinvestment of distributions	281,184	1,954,229	332,121	1,949,551
Redeemed	(3,292,554)	(25,061,231)	(3,332,680)	(21,270,073)
	(702,298)	(5,552,163)	(1,629,131)	(10,445,447)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	5,270	43,183	306,311	1,903,786
Issued in reinvestment of distributions	9,357	65,127	11,445	67,183
Redeemed	(201,020)	(1,492,099)	(351,998)	(2,267,771)
	(186,393)	(1,383,789)	(34,242)	(296,802)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	159,663	1,241,709	101,370	650,478
Issued in reinvestment of distributions	6,716	46,609	7,540	44,259
Redeemed	(201,014)	(1,536,300)	(261,248)	(1,618,160)
	(34,635)	(247,982)	(152,338)	(923,423)
Net increase (decrease)	(923,326)	$ (7,183,934)	(1,815,711)	$(11,665,672)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$143,597,786	$ 775,126	—
Temporary Cash Investments	50,222	693,069	—
Total Value of Investment Securities	$143,648,008	$1,468,195	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$32,159	—

21

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $32,159 in unrealized gain on forward foreign currency exchange contracts. For the year ended October 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(134,406) in net realized gain (loss) on foreign currency transactions and $35,626 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,162,311	$2,153,726
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$99,362,833
Gross tax appreciation of investments	$45,849,049
Gross tax depreciation of investments	(95,679)
Net tax appreciation (depreciation) of investments	$45,753,370
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$51
Net tax appreciation (depreciation)	$45,753,421
Undistributed ordinary income	$1,607,765
Accumulated short-term capital losses	$(929,693)

22

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$6.89	0.13	1.61	1.74	(0.12)	$8.51	25.67%	1.00%	1.10%	1.66%	1.56%	26%	$138,884
2012	$5.96	0.11	0.93	1.04	(0.11)	$6.89	17.80%	1.00%	1.10%	1.76%	1.66%	32%	$117,210
2011	$5.73	0.09	0.23	0.32	(0.09)	$5.96	5.67%	1.00%	1.10%	1.53%	1.43%	37%	$111,188
2010	$5.32	0.09	0.42	0.51	(0.10)	$5.73	9.69%	1.09%	1.11%	1.56%	1.54%	27%	$137,037
2009	$5.17	0.11	0.21	0.32	(0.17)	$5.32	6.85%	1.10%	1.10%	2.33%	2.33%	19%	$158,431
Institutional Class
2013	$6.90	0.15	1.62	1.77	(0.13)	$8.54	26.00%	0.80%	0.90%	1.86%	1.76%	26%	$3,289
2012	$5.97	0.12	0.93	1.05	(0.12)	$6.90	18.00%	0.80%	0.90%	1.96%	1.86%	32%	$3,943
2011	$5.74	0.10	0.24	0.34	(0.11)	$5.97	5.87%	0.80%	0.90%	1.73%	1.63%	37%	$3,618
2010	$5.32	0.10	0.43	0.53	(0.11)	$5.74	10.11%	0.89%	0.91%	1.76%	1.74%	27%	$3,980
2009	$5.17	0.12	0.21	0.33	(0.18)	$5.32	7.07%	0.90%	0.90%	2.53%	2.53%	19%	$8,035

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2013	$6.87	0.11	1.62	1.73	(0.12)	$8.48	25.51%	1.25%	1.35%	1.41%	1.31%	26%	$3,155
2012	$5.95	0.10	0.92	1.02	(0.10)	$6.87	17.37%	1.25%	1.35%	1.51%	1.41%	32%	$2,796
2011	$5.72	0.08	0.23	0.31	(0.08)	$5.95	5.41%	1.25%	1.35%	1.28%	1.18%	37%	$3,326
2010	$5.30	0.07	0.44	0.51	(0.09)	$5.72	9.64%	1.34%	1.36%	1.31%	1.29%	27%	$4,130
2009	$5.15	0.10	0.21	0.31	(0.16)	$5.30	6.59%	1.35%	1.35%	2.08%	2.08%	19%	$4,881

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

31

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

33

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $2,162,311, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80466 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Focused Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

           Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

               Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during the 12 months ended October 31, 2013, with the S&P 500 Index reaching an all-time high in October. Improving economic growth and aggressive monetary policy by the Federal Reserve (Fed) and other leading central banks around the world helped support equities. Corporate profits reached a record high in nominal terms in the third quarter of 2013, though the rate of earnings growth slowed over the course of the fiscal year. Similarly, expectations for corporate earnings have also declined, according to analysts at Merrill Lynch.

Stocks experienced sharp volatility in May and June, when the Fed began to talk about cutting back, or “tapering,” its monthly bond purchases. The government shutdown and budget negotiations in Washington contributed further to market uncertainty. Nevertheless, signs of continued strength in the job and housing markets and Fed assurances that no tapering was imminent helped stocks rebound to new highs.

Every Sector in Russell 1000 Growth Index Enjoyed Double-Digit Gains

In that environment, there was little difference in performance by style among large- and mid-capitalization stocks, though growth outperformed value-oriented shares by a wide margin among small-cap stocks, as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, small- and mid-capitalization stocks did better than those of large-cap companies.

Within the Russell 1000 Growth Index, every sector produced double-digit gains. Health care stocks performed best, driven by gains in the biotechnology segment. Consumer discretionary stocks made up the next-best performing sector led by auto-related stocks and internet and catalog retailers. Industrials, energy, and materials shares all produced returns in excess of the index. The information technology sector gained the least, weighed down by poor performance among computers and peripherals stocks. Telecommunication services, utilities, and consumer staples also lagged the index.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFSIX	24.93%	14.58%	6.89%	2/28/05
Russell 1000 Growth Index	—	28.30%	17.50%	7.90%	—
Institutional Class	AFGNX	25.06%	14.81%	5.57%	9/28/07
A Class No sales charge* With sales charge*	AFGAX	24.53% 17.38%	14.31% 12.97%	5.11% 4.09%	9/28/07
C Class	AFGCX	23.65%	13.44%	4.32%	9/28/07
R Class	AFGRX	24.27%	14.01%	4.84%	9/28/07

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made February 28, 2005

*From 2/28/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth returned 24.93%* in the 12 months ended October 31, 2013. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 28.30% for the same period.

In terms of Focused Growth’s absolute returns, consumer discretionary shares contributed most. No sector detracted in absolute terms. Relative to the benchmark, stock selection made health care stocks the leading detractors. Stock choices meant information technology shares contributed most to relative performance.

Health Care Positioning Detracted Most

Positioning in the health care sector detracted most from relative results. In particular, it hurt to be underrepresented in biotechnology stocks, which made up one of the best-performing industries in the index for the 12 months. The portfolio had some exposure to these stocks but less than the benchmark. The leading individual detractor was pharmacy benefits manager Express Scripts, which underperformed due to uncertainty around the impact of recent health care reform.

Materials, Staples Also Underperformed

Stock selection decisions in the materials and consumer staples sectors detracted from relative performance. In the materials sector, positioning among chemicals companies hurt most, with agricultural products distributor Agrium the leading detractor. In the staples sector, stock choices among beverages and food and staples retailers detracted, led by stakes in Coca-Cola and PepsiCo.

Notable Individual Detractors

Another notable individual detractor was online travel provider Expedia, in which the portfolio held an overweight position. The investment team believed the company would realize greater efficiencies and profits as a result of its business model; unfortunately, that did not materialize, and the team eliminated the position. It also detracted from relative results to be underrepresented in shares of Facebook. In the computers and peripherals group, an overweight position in network storage company EMC Corp. declined as it lowered revenue guidance.

Information Technology Stocks Helped Most

The leading contribution to relative returns came from positioning in the information technology sector. It benefited relative performance to be underrepresented in shares of Apple and to have no exposure to IBM, both of which suffered from disappointing sales results. A position in MasterCard contributed to performance, as the electronic payment processor continued to benefit from the rising trend of electronic rather than cash transactions.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Consumer Discretionary Stocks Also Were Notable Contributors

Consumer discretionary stocks made key contributions to performance. Entertainment company CBS did well thanks to rising licensing revenues for its content. In the hotels, restaurants, and leisure industry group, an overweight position in Starbucks contributed as the company did not appear to suffer from the slowdown that others in the retail space encountered. Starbucks continued to benefit from lower coffee bean prices and posted strong same-store-sales levels. Specialty retailer Lowe’s benefited from the rebound in homebuilding and remodeling activity.

Current Positioning

We understand that investors use the Focused Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the Focused Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2013, the consumer discretionary, energy, and industrials sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in consumer staples, telecommunication services, and materials shares. Information technology shares were the portfolio’s single largest sector allocation on an absolute basis.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
PepsiCo, Inc.	4.2%
Google, Inc., Class A	4.1%
Schlumberger Ltd.	4.1%
Comcast Corp., Class A	4.0%
Apple, Inc.	4.0%
MasterCard, Inc., Class A	3.7%
Coca-Cola Co. (The)	3.6%
Honeywell International, Inc.	3.4%
Monsanto Co.	3.2%
Oracle Corp.	3.1%

Top Five Industries	% of net assets
Media	8.4%
Beverages	7.8%
Computers and Peripherals	6.2%
Specialty Retail	5.9%
Aerospace and Defense	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Exchange-Traded Funds	1.3%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	—*

*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 - 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,121.20	$5.35	1.00%
Institutional Class	$1,000	$1,121.90	$4.28	0.80%
A Class	$1,000	$1,119.20	$6.68	1.25%
C Class	$1,000	$1,115.70	$10.67	2.00%
R Class	$1,000	$1,118.10	$8.01	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.2%
AEROSPACE AND DEFENSE — 5.6%
Boeing Co. (The)	1,881	$245,470
Honeywell International, Inc.	6,901	598,524
United Technologies Corp.	1,282	136,213
		980,207
AIR FREIGHT AND LOGISTICS — 2.5%
United Parcel Service, Inc., Class B	4,557	447,680
AUTOMOBILES — 1.6%
Harley-Davidson, Inc.	3,920	251,037
Tesla Motors, Inc.(1)	225	35,986
		287,023
BEVERAGES — 7.8%
Coca-Cola Co. (The)	16,108	637,393
PepsiCo, Inc.	8,743	735,199
		1,372,592
BIOTECHNOLOGY — 3.7%
Alexion Pharmaceuticals, Inc.(1)	1,689	207,662
Regeneron Pharmaceuticals, Inc.(1)	1,538	442,329
		649,991
CAPITAL MARKETS — 0.9%
Franklin Resources, Inc.	2,920	157,271
State Street Corp.	124	8,689
		165,960
CHEMICALS — 3.8%
LyondellBasell Industries NV, Class A	1,522	113,541
Monsanto Co.	5,368	562,996
		676,537
COMMERCIAL BANKS — 2.4%
SunTrust Banks, Inc.	12,410	417,472
COMMERCIAL SERVICES AND SUPPLIES — 0.8%
Tyco International Ltd.	3,678	134,431
COMMUNICATIONS EQUIPMENT — 4.0%
Cisco Systems, Inc.	17,645	397,013
QUALCOMM, Inc.	4,409	306,293
		703,306
COMPUTERS AND PERIPHERALS — 6.2%
Apple, Inc.	1,342	700,994
NetApp, Inc.	7,925	307,569
Seagate Technology plc	1,660	80,809
		1,089,372
ELECTRICAL EQUIPMENT — 1.5%
Rockwell Automation, Inc.	2,373	$262,003
ENERGY EQUIPMENT AND SERVICES — 4.1%
Schlumberger Ltd.	7,676	719,395
FOOD PRODUCTS — 1.7%
Hershey Co. (The)	1,729	171,586
Mead Johnson Nutrition Co.	1,242	101,422
Pinnacle Foods, Inc.	1,172	31,749
		304,757
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.6%
Intuitive Surgical, Inc.(1)	293	108,850
HEALTH CARE PROVIDERS AND SERVICES — 4.6%
Cardinal Health, Inc.	6,258	367,094
Express Scripts Holding Co.(1)	7,046	440,516
		807,610
HOTELS, RESTAURANTS AND LEISURE — 2.4%
Marriott International, Inc. Class A	2,825	127,351
Starbucks Corp.	3,711	300,777
		428,128
HOUSEHOLD DURABLES — 2.5%
Mohawk Industries, Inc.(1)	3,301	437,118
INDUSTRIAL CONGLOMERATES — 0.2%
Danaher Corp.	505	36,405
INSURANCE — 1.0%
MetLife, Inc.	3,689	174,527
INTERNET SOFTWARE AND SERVICES — 4.8%
Facebook, Inc., Class A(1)	1,267	63,679
Google, Inc., Class A(1)	706	727,590
LinkedIn Corp., Class A(1)	285	63,746
		855,015
IT SERVICES — 3.7%
MasterCard, Inc., Class A	908	651,127
MACHINERY — 1.5%
Parker-Hannifin Corp.	2,295	267,872
MEDIA — 8.4%
CBS Corp., Class B	6,351	375,598
Comcast Corp., Class A	14,770	702,757
Discovery Communications, Inc. Class C(1)	4,798	396,842
		1,475,197
MULTILINE RETAIL — 2.4%
Target Corp.	6,629	429,493

12

Shares	Value

OIL, GAS AND CONSUMABLE FUELS — 0.6%
Noble Energy, Inc.	1,370	$102,654
PHARMACEUTICALS — 3.3%
AbbVie, Inc.	8,400	406,980
Allergan, Inc.	2,006	181,764
		588,744
ROAD AND RAIL — 1.8%
Union Pacific Corp.	2,080	314,912
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Freescale Semiconductor Ltd.(1)	2,331	35,991
Linear Technology Corp.	9,489	390,377
		426,368
SOFTWARE — 4.2%
Electronic Arts, Inc.(1)	7,324	192,255
Oracle Corp.	16,262	544,777
		737,032
SPECIALTY RETAIL — 5.9%
Best Buy Co., Inc.	4,057	173,640
GNC Holdings, Inc. Class A	3,221	189,459
Home Depot, Inc. (The)	94	7,322
Lowe’s Cos., Inc.	10,625	528,912
Urban Outfitters, Inc.(1)	3,597	136,254
		1,035,587
TOBACCO — 0.3%
Philip Morris International, Inc.	497	44,293
TOTAL COMMON STOCKS (Cost $12,387,550)		17,131,658
Exchange-Traded Funds — 1.3%
iShares Russell 1000 Growth Index Fund (Cost $221,959)	2,891	235,877
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $55,771), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $54,742)		$54,742
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $67,065), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $65,690)		65,690
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $67,052), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $65,690)		65,690
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $67,052), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $65,690)		65,690
SSgA U.S. Government Money Market Fund	18,241	18,241
TOTAL TEMPORARY CASH INVESTMENTS (Cost $270,053)		270,053
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $12,879,562)		17,637,588
OTHER ASSETS AND LIABILITIES†		(3,239)
TOTAL NET ASSETS — 100.0%		$17,634,349

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $12,879,562)	$17,637,588
Receivable for investments sold	466,912
Receivable for capital shares sold	1,697
Dividends and interest receivable	6,611
18,112,808

Liabilities
Payable for investments purchased	435,998
Payable for capital shares redeemed	26,930
Accrued management fees	14,669
Distribution and service fees payable	862
478,459

Net Assets	$17,634,349

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,077,520
Undistributed net investment income	53,306
Undistributed net realized gain	1,745,497
Net unrealized appreciation	4,758,026
$17,634,349

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$15,664,177	1,051,955	$14.89
Institutional Class, $0.01 Par Value	$34,796	2,333	$14.91
A Class, $0.01 Par Value	$770,370	51,901	$14.84*
C Class, $0.01 Par Value	$433,947	29,987	$14.47
R Class, $0.01 Par Value	$731,059	49,498	$14.77

*Maximum offering price $15.75 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $380)	$280,239
Interest	180
280,419

Expenses:
Management fees	170,853
Distribution and service fees:
A Class	2,119
C Class	4,366
R Class	3,159
Directors’ fees and expenses	682
Other expenses	77
181,256

Net investment income (loss)	99,163

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	2,560,514
Change in net unrealized appreciation (depreciation) on investments	1,112,666

Net realized and unrealized gain (loss)	3,673,180

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,772,343

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$99,163	$108,274
Net realized gain (loss)	2,560,514	830,859
Change in net unrealized appreciation (depreciation)	1,112,666	1,047,187
Net increase (decrease) in net assets resulting from operations	3,772,343	1,986,320

Distributions to Shareholders
From net investment income:
Investor Class	(98,934)	(78,796)
Institutional Class	(210)	(183)
A Class	(5,216)	(3,082)
C Class	(1,351)	—
R Class	(3,125)	(358)
Decrease in net assets from distributions	(108,836)	(82,419)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,130,667)	(2,029,094)

Net increase (decrease) in net assets	1,532,840	(125,193)

Net Assets
Beginning of period	16,101,509	16,226,702
End of period	$17,634,349	$16,101,509

Undistributed net investment income	$53,306	$72,036

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

17

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2013 was 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $12,192,077 and $14,321,992, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	106,961	$ 1,348,320	96,795	$ 1,125,652
Issued in reinvestment of distributions	7,954	97,837	7,272	76,575
Redeemed	(214,810)	(2,875,301)	(292,238)	(3,410,412)
	(99,895)	(1,429,144)	(188,171)	(2,208,185)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	17	210	17	183
A Class/Shares Authorized	10,000,000		10,000,000
Sold	1,156	14,867	46,218	566,025
Issued in reinvestment of distributions	414	5,093	272	2,868
Redeemed	(64,494)	(794,634)	(29,073)	(336,864)
	(62,924)	(774,674)	17,417	232,029
C Class/Shares Authorized	10,000,000		10,000,000
Sold	19,412	246,001	3,149	35,864
Issued in reinvestment of distributions	86	1,041	–	–
Redeemed	(15,979)	(211,475)	(9,600)	(108,846)
	3,519	35,567	(6,451)	(72,982)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	2,708	36,786	3,022	36,167
Issued in reinvestment of distributions	255	3,125	34	358
Redeemed	(198)	(2,537)	(1,415)	(16,664)
	2,765	37,374	1,641	19,861
Net increase (decrease)	(156,518)	$(2,130,667)	(175,547)	$(2,029,094)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$17,131,658	—	—
Exchange-Traded Funds	235,877	—	—
Temporary Cash Investments	18,241	$251,812	—
Total Value of Investment Securities	$17,385,776	$251,812	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$108,836	$82,419
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,931,542
Gross tax appreciation of investments	$ 4,776,323
Gross tax depreciation of investments	(70,277)
Net tax appreciation (depreciation) of investments	$4,706,046
Undistributed ordinary income	$53,306
Accumulated long-term gains	$1,797,477

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$12.00	0.08	2.89	2.97	(0.08)	$14.89	24.93%	1.00%	0.64%	73%	$15,664
2012	$10.70	0.08	1.28	1.36	(0.06)	$12.00	12.78%	1.01%	0.70%	59%	$13,828
2011	$10.17	0.06	0.53	0.59	(0.06)	$10.70	5.76%	1.00%	0.54%	91%	$14,335
2010	$8.73	0.04	1.40	1.44	—(3)	$10.17	16.54%	1.02%	0.38%	66%	$12,739
2009	$7.73	0.04	1.01	1.05	(0.05)	$8.73	13.77%	1.00%	0.50%	125%	$12,541
Institutional Class
2013	$12.01	0.11	2.88	2.99	(0.09)	$14.91	25.06%	0.80%	0.84%	73%	$35
2012	$10.70	0.10	1.29	1.39	(0.08)	$12.01	13.09%	0.81%	0.90%	59%	$28
2011	$10.17	0.08	0.53	0.61	(0.08)	$10.70	5.98%	0.80%	0.74%	91%	$25
2010	$8.73	0.05	1.41	1.46	(0.02)	$10.17	16.77%	0.82%	0.58%	66%	$23
2009	$7.73	0.05	1.01	1.06	(0.06)	$8.73	14.00%	0.80%	0.70%	125%	$20
A Class
2013	$11.99	0.05	2.88	2.93	(0.08)	$14.84	24.53%	1.25%	0.39%	73%	$770
2012	$10.68	0.05	1.29	1.34	(0.03)	$11.99	12.62%	1.26%	0.45%	59%	$1,376
2011	$10.15	0.04	0.52	0.56	(0.03)	$10.68	5.51%	1.25%	0.29%	91%	$1,040
2010	$8.74	0.01	1.40	1.41	—	$10.15	16.27%	1.27%	0.13%	66%	$501
2009	$7.73	0.02	1.02	1.04	(0.03)	$8.74	13.48%	1.25%	0.25%	125%	$373

22

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.75	(0.05)	2.82	2.77	(0.05)	$14.47	23.65%	2.00%	(0.36)%	73%	$434
2012	$10.52	(0.03)	1.26	1.23	—	$11.75	11.69%	2.01%	(0.30)%	59%	$311
2011	$10.05	(0.05)	0.52	0.47	—	$10.52	4.68%	2.00%	(0.46)%	91%	$346
2010	$8.71	(0.06)	1.40	1.34	—	$10.05	15.38%	2.02%	(0.62)%	66%	$131
2009	$7.73	(0.04)	1.02	0.98	—	$8.71	12.68%	2.00%	(0.50)%	125%	$90
R Class
2013	$11.95	0.02	2.87	2.89	(0.07)	$14.77	24.27%	1.50%	0.14%	73%	$731
2012	$10.65	0.02	1.29	1.31	(0.01)	$11.95	12.29%	1.51%	0.20%	59%	$558
2011	$10.12	0.01	0.52	0.53	—(3)	$10.65	5.26%	1.50%	0.04%	91%	$480
2010	$8.73	(0.01)	1.40	1.39	—	$10.12	15.92%	1.52%	(0.12)%	66%	$24
2009	$7.73	—(3)	1.02	1.02	(0.02)	$8.73	13.19%	1.50%	0.00%(4)	125%	$20

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

29

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

30

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

31

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

33

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $108,836, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $134,759, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

The fund utilized earnings and profits of $141,675 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80465 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Fundamental Equity Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during the 12 months ended October 31, 2013, with the S&P 500 Index reaching an all-time high in October. Improving economic growth and aggressive monetary policy by the Federal Reserve (Fed) and other leading central banks around the world helped support equities. Corporate profits reached a record high in nominal terms in the third quarter of 2013, though the rate of earnings growth slowed over the course of the fiscal year. Similarly, expectations for corporate earnings have also declined, according to analysts at Merrill Lynch.

Stocks experienced sharp volatility in May and June, when the Fed began to talk about cutting back, or “tapering,” its monthly bond purchases. The government shutdown and budget negotiations in Washington contributed further to market uncertainty. Nevertheless, signs of continued strength in the job and housing markets and Fed assurances that no tapering was imminent helped stocks rebound to new highs.

Every Sector in Russell 1000 Growth Index Enjoyed Double-Digit Gains

In that environment, there was little difference in performance by style among large- and mid-capitalization stocks, though growth outperformed value-oriented shares by a wide margin among small-cap stocks, as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, small- and mid-capitalization stocks did better than those of large-cap companies.

Within the Russell 1000 Growth Index, every sector produced double-digit gains. Health care stocks performed best, driven by gains in the biotechnology segment. Consumer discretionary stocks made up the next-best performing sector led by auto-related stocks and internet and catalog retailers. Industrials, energy, and materials shares all produced returns in excess of the index. The information technology sector gained the least, weighed down by poor performance among computers and peripherals stocks. Telecommunication services, utilities, and consumer staples also lagged the index.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	AFDAX	25.51% 18.31%	14.32% 12.99%	8.63% 7.91%	11/30/04
S&P 500 Index	—	27.18%	15.16%	6.83%	—
Investor Class	AFDIX	25.83%	14.59%	8.50%	7/29/05
Institutional Class	AFEIX	26.06%	14.84%	8.72%	7/29/05
B Class No sales charge* With sales charge*	AFDBX	24.56% 20.56%	13.46% 13.34%	7.80% 7.80%	11/30/04
C Class	AFDCX	24.54%	13.45%	7.81%	11/30/04
R Class	AFDRX	25.25%	14.03%	7.95%	7/29/05

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2004

*From 11/30/04, the A Class’s inception date. Not annualized. The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 25.51%* for the 12 months ended October 31, 2013, compared with its benchmark, the S&P 500 Index, which returned 27.18%.

As discussed in the Market Perspective on page 4, equity indices gained during the reporting period, although they experienced volatility along the way. In this environment, Fundamental Equity delivered solid absolute returns but lagged its benchmark.

Within the portfolio, Fundamental Equity derived positive absolute returns from every sector in which it invested. Relative to the benchmark, security selection in the information technology sector accounted for the bulk of underperformance. Stock decisions in the energy and consumer discretionary sectors also detracted from relative returns. Stock selection in the industrials, consumer staples, and health care sectors contributed to relative results.

Information Technology Led Underperformance

The information technology sector was the largest source of underperformance versus the benchmark. Within the IT services industry group, it hurt to be overexposed to shares of IBM, which suffered from slower hardware sales. Stock selection in the computers and peripherals industry hindered performance. A key detractor in the group was network storage company EMC Corp., which declined as it lowered earnings guidance. Positioning within the semiconductors and semiconductor equipment group, as well as the internet software and services group, hurt relative results.

Energy, Consumer Discretionary Detracted

The energy sector was home to the portfolio’s largest individual detractor, an overweight position in Exxon Mobil. The oil and gas producer delivered lower-than-expected profits and declining revenues as production levels fell throughout the reporting period.

In the consumer discretionary space, a stake in online travel provider Expedia trimmed results. We believed the company would realize greater efficiencies and profits as a result of its business model; unfortunately, that did not materialize.

Within the specialty retail group, a position in Pier 1 Imports detracted. The company’s second quarter 2013 profit fell significantly due to poor marketing messaging around clearance and promotional activity, leading to lower store traffic.

Industrials Led Contributors

The industrials sector was home to some individual outperformers. An overweight position in Dover Corp. contributed meaningfully to relative results. The industrial products and equipment company reported second quarter 2013 earnings that exceeded expectations, and raised its full-year guidance for revenues. In

*	All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

7

the aerospace and defense group, an overweight position in Honeywell helped as the company reported better-than-expected results, thanks to greater cost controls and improving margins.

Consumer Staples, Health Care Helped

The consumer staples sector was a source of outperformance relative to the benchmark. In the food products group, effective stock decisions included an overweight position in Tyson Foods. Benefiting from strong demand, the food producer was able to offset rising input costs through higher pricing.

In the health care sector, the portfolio was rewarded for an overweight stake in AmerisourceBergen. The drug distributor’s earnings exceeded analysts’ expectations as it benefited from the on-boarding of the company’s new distribution with Walgreens and increased sales in its pharmaceutical division.

Apart from those sectors, media company Time Warner, Inc. was a leading individual contributor. The company benefited from higher advertising revenue and cable system fees among its TV networks.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The investment team uses a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of market environment, we remain focused on our methodology of identifying attractively valued companies.

The portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2013, the industrials, consumer discretionary, and energy sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in financials and staples stocks. Information technology stocks represented the portfolio’s single largest sector allocation on an absolute basis and reflect some recently initiated or more concentrated positions.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.9%
Apple, Inc.	3.4%
JPMorgan Chase & Co.	2.6%
Wells Fargo & Co.	2.3%
PepsiCo, Inc.	2.3%
Citigroup, Inc.	2.3%
Home Depot, Inc. (The)	2.2%
Johnson & Johnson	2.1%
Chevron Corp.	2.1%
Honeywell International, Inc.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.2%
Computers and Peripherals	5.3%
Pharmaceuticals	5.2%
Media	5.1%
Diversified Financial Services	4.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.7%
Exchange-Traded Funds	1.4%
Total Equity Exposure	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*

* Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 - 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,105.00	$5.36	1.01%
Institutional Class	$1,000	$1,106.70	$4.30	0.81%
A Class	$1,000	$1,104.10	$6.68	1.26%
B Class	$1,000	$1,099.60	$10.64	2.01%
C Class	$1,000	$1,100.20	$10.64	2.01%
R Class	$1,000	$1,102.70	$8.00	1.51%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.14	1.01%
Institutional Class	$1,000	$1,021.12	$4.13	0.81%
A Class	$1,000	$1,018.85	$6.41	1.26%
B Class	$1,000	$1,015.07	$10.21	2.01%
C Class	$1,000	$1,015.07	$10.21	2.01%
R Class	$1,000	$1,017.59	$7.68	1.51%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.7%
AEROSPACE AND DEFENSE — 4.9%
Boeing Co. (The)	30,119	$3,930,530
General Dynamics Corp.	18,307	1,585,935
Honeywell International, Inc.	47,770	4,143,092
Lockheed Martin Corp.	2,738	365,085
Northrop Grumman Corp.	7,808	839,438
		10,864,080
AIR FREIGHT AND LOGISTICS — 0.4%
United Parcel Service, Inc., Class B	8,519	836,907
AIRLINES — 0.2%
Allegiant Travel Co.	4,341	452,636
AUTOMOBILES — 0.7%
Ford Motor Co.	90,777	1,553,194
BEVERAGES — 3.1%
Coca-Cola Enterprises, Inc.	10,417	434,702
Dr Pepper Snapple Group, Inc.	31,812	1,506,298
PepsiCo, Inc.	59,892	5,036,318
		6,977,318
BIOTECHNOLOGY — 1.8%
Amgen, Inc.	30,214	3,504,824
Gilead Sciences, Inc.(1)	7,214	512,122
		4,016,946
CAPITAL MARKETS — 1.1%
Ameriprise Financial, Inc.	3,740	376,020
Goldman Sachs Group, Inc. (The)	8,050	1,294,923
Legg Mason, Inc.	18,497	711,579
		2,382,522
CHEMICALS — 2.2%
Ashland, Inc.	1,340	124,017
CF Industries Holdings, Inc.	7,116	1,534,209
Dow Chemical Co. (The)	20,310	801,636
E.I. du Pont de Nemours & Co.	7,284	445,781
Eastman Chemical Co.	2,005	157,974
LyondellBasell Industries NV, Class A	21,230	1,583,758
Monsanto Co.	444	46,567
PPG Industries, Inc.	998	182,215
		4,876,157
COMMERCIAL BANKS — 2.5%
Bank of Hawaii Corp.	7,405	429,342
Wells Fargo & Co.	122,562	5,232,172
		5,661,514
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Knoll, Inc.	19,642	322,522
COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	156,684	3,525,390
Motorola Solutions, Inc.	3,392	212,068
QUALCOMM, Inc.	12,628	877,267
		4,614,725
COMPUTERS AND PERIPHERALS — 5.3%
Apple, Inc.	14,449	7,547,435
EMC Corp.	70,859	1,705,576
Hewlett-Packard Co.	91,718	2,235,168
Seagate Technology plc	7,374	358,966
		11,847,145
CONSTRUCTION AND ENGINEERING — 0.2%
EMCOR Group, Inc.	8,286	307,079
Fluor Corp.	2,285	169,593
		476,672
CONSUMER FINANCE — 0.8%
American Express Co.	6,298	515,176
Capital One Financial Corp.	623	42,781
Discover Financial Services	22,003	1,141,516
		1,699,473
DIVERSIFIED FINANCIAL SERVICES — 4.9%
Citigroup, Inc.	102,959	5,022,340
JPMorgan Chase & Co.	114,306	5,891,331
		10,913,671
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
AT&T, Inc.	51,275	1,856,155
CenturyLink, Inc.	10,854	367,517
Verizon Communications, Inc.	45,289	2,287,547
		4,511,219
ELECTRIC UTILITIES — 1.3%
FirstEnergy Corp.	18,896	715,592
Northeast Utilities	15,735	674,874
Xcel Energy, Inc.	51,144	1,476,016
		2,866,482
ELECTRICAL EQUIPMENT — 1.0%
Emerson Electric Co.	32,738	2,192,464
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Belden, Inc.	10,223	687,599
Jabil Circuit, Inc.	9,242	192,788
		880,387

12

Shares	Value

ENERGY EQUIPMENT AND SERVICES — 1.9%
Halliburton Co.	14,230	$754,617
National Oilwell Varco, Inc.	7,503	609,094
Patterson-UTI Energy, Inc.	22,352	542,259
Schlumberger Ltd.	24,121	2,260,620
		4,166,590
FOOD AND STAPLES RETAILING — 1.4%
Kroger Co. (The)	2,262	96,904
Safeway, Inc.	11,091	387,076
Sysco Corp.	1,603	51,841
Wal-Mart Stores, Inc.	34,715	2,664,376
		3,200,197
FOOD PRODUCTS — 1.7%
Archer-Daniels-Midland Co.	6,111	249,940
ConAgra Foods, Inc.	16,845	535,840
General Mills, Inc.	25,586	1,290,046
Green Mountain Coffee Roasters, Inc.(1)	6,982	438,539
Kraft Foods Group, Inc.	1,441	78,362
Tyson Foods, Inc., Class A	43,318	1,198,609
		3,791,336
GAS UTILITIES — 0.1%
Questar Corp.	9,295	219,920
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.6%
Abbott Laboratories	46,942	1,715,730
Baxter International, Inc.	2,081	137,076
Boston Scientific Corp.(1)	12,823	149,901
Covidien plc	1,404	90,010
Medtronic, Inc.	46,662	2,678,399
ResMed, Inc.	10,546	545,650
Stryker Corp.	5,205	384,441
		5,701,207
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
Aetna, Inc.	20,244	1,269,299
AmerisourceBergen Corp.	51,602	3,371,159
Cardinal Health, Inc.	41,731	2,447,940
Express Scripts Holding Co.(1)	4,865	304,160
UnitedHealth Group, Inc.	4,352	297,067
		7,689,625
HOTELS, RESTAURANTS AND LEISURE — 1.4%
Bally Technologies, Inc.(1)	3,875	283,418
Brinker International, Inc.	1,022	45,397
Cheesecake Factory, Inc. (The)	2,873	135,749
Starbucks Corp.	7,735	626,922
Wyndham Worldwide Corp.	18,251	1,211,866
Wynn Resorts Ltd.	4,790	796,338
		3,099,690
HOUSEHOLD DURABLES — 0.2%
Tupperware Brands Corp.	3,936	352,862
HOUSEHOLD PRODUCTS — 1.5%
Colgate-Palmolive Co.	1,695	109,717
Kimberly-Clark Corp.	6,549	707,292
Procter & Gamble Co. (The)	31,018	2,504,704
		3,321,713
INDUSTRIAL CONGLOMERATES — 1.6%
General Electric Co.	137,238	3,587,401
INSURANCE — 4.3%
ACE Ltd.	10,492	1,001,356
Aflac, Inc.	8,863	575,918
American Financial Group, Inc.	5,345	300,710
American International Group, Inc.	30,930	1,597,534
Assurant, Inc.	10,556	617,315
Chubb Corp. (The)	6,348	584,524
MetLife, Inc.	8,645	408,995
Principal Financial Group, Inc.	16,260	771,700
Travelers Cos., Inc. (The)	21,008	1,812,990
Unum Group	61,870	1,963,754
		9,634,796
INTERNET AND CATALOG RETAIL — 0.7%
Expedia, Inc.	16,961	998,663
priceline.com, Inc.(1)	195	205,497
TripAdvisor, Inc.(1)	3,411	282,124
		1,486,284
INTERNET SOFTWARE AND SERVICES — 2.0%
AOL, Inc.	4,544	164,674
Google, Inc., Class A(1)	2,558	2,636,224
LinkedIn Corp., Class A(1)	2,495	558,057
VeriSign, Inc.(1)	20,108	1,091,462
		4,450,417
IT SERVICES — 4.1%
Accenture plc, Class A	18,107	1,330,864
Cognizant Technology Solutions Corp., Class A(1)	3,505	304,690
Computer Sciences Corp.	1,314	64,728
International Business Machines Corp.	19,341	3,466,101
MasterCard, Inc., Class A	4,204	3,014,688
Western Union Co. (The)	61,611	1,048,619
		9,229,690
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Hasbro, Inc.	13,965	721,292

13

Shares	Value

LIFE SCIENCES TOOLS AND SERVICES — 0.3%
Agilent Technologies, Inc.	9,178	$465,875
Thermo Fisher Scientific, Inc.	2,739	267,820
		733,695
MACHINERY — 2.0%
AGCO Corp.	3,232	188,684
Cummins, Inc.	5,883	747,259
Dover Corp.	29,799	2,735,250
Oshkosh Corp.(1)	1,575	74,954
Wabtec Corp.	10,024	653,465
		4,399,612
MEDIA — 5.1%
CBS Corp., Class B	22,136	1,309,123
Comcast Corp., Class A	86,536	4,117,383
Gannett Co., Inc.	4,778	132,207
Omnicom Group, Inc.	4,976	338,916
Time Warner Cable, Inc.	12,628	1,517,254
Time Warner, Inc.	48,222	3,314,780
Viacom, Inc., Class B	7,015	584,279
		11,313,942
METALS AND MINING — 0.1%
Reliance Steel & Aluminum Co.	4,143	303,640
MULTI-UTILITIES — 1.2%
Ameren Corp.	3,812	137,918
CenterPoint Energy, Inc.	58,196	1,431,622
DTE Energy Co.	16,610	1,148,415
Public Service Enterprise Group, Inc.	2,204	73,834
		2,791,789
MULTILINE RETAIL — 0.9%
Dillard’s, Inc., Class A	3,028	248,235
Macy’s, Inc.	14,837	684,134
Target Corp.	16,305	1,056,401
		1,988,770
OIL, GAS AND CONSUMABLE FUELS — 9.2%
Chevron Corp.	38,304	4,594,948
ConocoPhillips	36,782	2,696,121
Exxon Mobil Corp.	97,359	8,725,314
Hess Corp.	5,960	483,952
HollyFrontier Corp.	23,022	1,060,393
Murphy Oil Corp.	8,753	527,981
Occidental Petroleum Corp.	18,805	1,806,784
Peabody Energy Corp.	10,289	200,430
Valero Energy Corp.	8,085	332,859
WPX Energy, Inc.(1)	2,493	55,195
		20,483,977
PAPER AND FOREST PRODUCTS — 0.9%
International Paper Co.	42,801	1,909,353
PHARMACEUTICALS — 5.2%
AbbVie, Inc.	39,117	1,895,218
Eli Lilly & Co.	23,947	1,193,039
Hospira, Inc.(1)	8,834	357,954
Johnson & Johnson	50,211	4,650,041
Mallinckrodt plc(1)	175	7,352
Pfizer, Inc.	113,412	3,479,480
		11,583,084
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.0%
American Tower Corp.	12,099	960,056
Public Storage	6,212	1,037,217
Simon Property Group, Inc.	1,483	229,198
Weyerhaeuser Co.	1,343	40,827
		2,267,298
ROAD AND RAIL — 1.2%
CSX Corp.	8,566	223,230
Ryder System, Inc.	16,904	1,112,790
Union Pacific Corp.	9,422	1,426,491
		2,762,511
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.3%
Altera Corp.	32,001	1,075,234
First Solar, Inc.(1)	4,566	229,533
Intel Corp.	21,807	532,745
Micron Technology, Inc.(1)	20,587	363,978
Texas Instruments, Inc.	18,732	788,242
		2,989,732
SOFTWARE — 2.1%
Microsoft Corp.	75,769	2,678,434
Oracle Corp.	37,571	1,258,629
Red Hat, Inc.(1)	795	34,400
Symantec Corp.	36,680	834,103
		4,805,566
SPECIALTY RETAIL — 3.9%
AutoZone, Inc.(1)	792	344,275
Chico’s FAS, Inc.	13,674	234,509
CST Brands, Inc.	898	28,952
Gap, Inc. (The)	28,381	1,049,813
Home Depot, Inc. (The)	62,024	4,831,049
L Brands, Inc.	2,295	143,690
Lowe’s Cos., Inc.	18,173	904,652
Murphy USA, Inc.(1)	2,187	88,748
Pier 1 Imports, Inc.	54,120	1,130,026
		8,755,714
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Coach, Inc.	4,085	207,028

14

Shares	Value

TOBACCO — 1.0%
Altria Group, Inc.	51,141	$1,903,979
Lorillard, Inc.	5,564	283,820
		2,187,799
TOTAL COMMON STOCKS (Cost $138,253,925)		218,082,564
Exchange-Traded Funds — 1.4%
SPDR S&P 500 ETF Trust (Cost $2,603,841)	17,458	3,067,894
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $437,879), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $429,796)		429,795
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $526,550), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $515,754)		515,754
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $526,447), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $515,754)		515,754
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $526,450), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $515,755)		515,754
SSgA U.S. Government Money Market Fund	142,768	142,768
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,119,825)		2,119,825
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $142,977,591)		223,270,283
OTHER ASSETS AND LIABILITIES†		(40,870)
TOTAL NET ASSETS — 100.0%		$223,229,413

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $142,977,591)	$223,270,283
Receivable for capital shares sold	248,256
Dividends and interest receivable	196,095
223,714,634

Liabilities
Payable for capital shares redeemed	257,412
Accrued management fees	183,878
Distribution and service fees payable	43,931
485,221

Net Assets	$223,229,413

Net Assets Consist of:
Capital (par value and paid-in surplus)	$234,620,213
Undistributed net investment income	1,620,774
Accumulated net realized loss	(93,304,266)
Net unrealized appreciation	80,292,692
$223,229,413

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$68,416,122	3,715,360	$18.41
Institutional Class, $0.01 Par Value	$10,451,011	565,848	$18.47
A Class, $0.01 Par Value	$119,357,965	6,505,157	$18.35*
B Class, $0.01 Par Value	$3,325,890	184,736	$18.00
C Class, $0.01 Par Value	$16,678,627	926,106	$18.01
R Class, $0.01 Par Value	$4,999,798	273,971	$18.25

* Maximum offering price $19.47 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,188)	$4,799,159
Interest	880
4,800,039

Expenses:
Management fees	1,938,864
Distribution and service fees:
A Class	277,801
B Class	31,868
C Class	159,253
R Class	20,942
Directors’ fees and expenses	12,208
Other expenses	25
2,440,961

Net investment income (loss)	2,359,078

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	15,335,223
Change in net unrealized appreciation (depreciation) on investments	26,660,396

Net realized and unrealized gain (loss)	41,995,619

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,354,697

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$2,359,078	$2,015,649
Net realized gain (loss)	15,335,223	7,398,862
Change in net unrealized appreciation (depreciation)	26,660,396	15,225,088
Net increase (decrease) in net assets resulting from operations	44,354,697	24,639,599

Distributions to Shareholders
From net investment income:
Investor Class	(505,892)	(478,590)
Institutional Class	(124,491)	(111,278)
A Class	(1,279,655)	(981,254)
B Class	(32,227)	(7,176)
C Class	(153,858)	(32,405)
R Class	(34,693)	(13,234)
Decrease in net assets from distributions	(2,130,816)	(1,623,937)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	6,863,937	(20,705,063)

Net increase (decrease) in net assets	49,087,818	2,310,599

Net Assets
Beginning of period	174,141,595	171,830,996
End of period	$223,229,413	$174,141,595

Undistributed net investment income	$1,620,774	$1,444,585

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

19

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2013 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $76,339,253 and $69,811,690, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,105,291	$35,157,597	1,342,007	$18,814,978
Issued in reinvestment of distributions	31,320	469,801	35,466	454,676
Redeemed	(1,001,523)	(16,616,170)	(2,344,052)	(31,995,934)
	1,135,088	19,011,228	(966,579)	(12,726,280)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	97,765	1,637,665	679,623	8,808,345
Issued in reinvestment of distributions	8,288	124,491	8,687	111,278
Redeemed	(161,547)	(2,718,059)	(74,872)	(1,040,106)
	(55,494)	(955,903)	613,438	7,879,517
A Class/Shares Authorized	150,000,000		150,000,000
Sold	1,060,036	17,404,481	1,044,206	14,687,028
Issued in reinvestment of distributions	77,769	1,164,981	71,129	911,874
Redeemed	(1,777,030)	(28,895,340)	(2,172,087)	(30,183,533)
	(639,225)	(10,325,878)	(1,056,752)	(14,584,631)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	10,530	172,424	2,968	40,429
Issued in reinvestment of distributions	1,991	29,471	521	6,630
Redeemed	(44,575)	(708,772)	(31,934)	(443,468)
	(32,054)	(506,877)	(28,445)	(396,409)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	141,577	2,300,680	134,302	1,852,399
Issued in reinvestment of distributions	6,759	100,029	1,594	20,313
Redeemed	(246,977)	(4,014,231)	(205,903)	(2,860,466)
	(98,641)	(1,613,522)	(70,007)	(987,754)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	145,612	2,270,986	103,146	1,481,207
Issued in reinvestment of distributions	2,324	34,693	1,034	13,234
Redeemed	(65,001)	(1,050,790)	(103,525)	(1,383,947)
	82,935	1,254,889	655	110,494
Net increase (decrease)	392,609	$6,863,937	(1,507,690)	$(20,705,063)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

22

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$218,082,564	—	—
Exchange-Traded Funds	3,067,894	—	—
Temporary Cash Investments	142,768	$1,977,057	—
Total Value of Investment Securities	$221,293,226	$1,977,057	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,130,816	$1,623,937
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$146,357,012
Gross tax appreciation of investments	$78,047,769
Gross tax depreciation of investments	(1,134,498)
Net tax appreciation (depreciation) of investments	$76,913,271
Undistributed ordinary income	$1,620,774
Accumulated short-term capital losses	$(89,924,845)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(16,293,618) and $(73,631,227) expire in 2016 and 2017, respectively.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$14.82	0.23	3.55	3.78	(0.19)	$18.41	25.83%	1.01%	1.44%	36%	$68,416
2012	$12.97	0.20	1.81	2.01	(0.16)	$14.82	15.65%	1.01%	1.39%	18%	$38,250
2011	$11.95	0.14	1.02	1.16	(0.14)	$12.97	9.72%	1.01%	1.11%	18%	$45,991
2010	$10.57	0.12	1.40	1.52	(0.14)	$11.95	14.47%	1.02%	1.06%	29%	$41,698
2009	$9.93	0.12	0.66	0.78	(0.14)	$10.57	8.16%	1.01%	1.37%	64%	$37,918
Institutional Class
2013	$14.85	0.27	3.55	3.82	(0.20)	$18.47	26.06%	0.81%	1.64%	36%	$10,451
2012	$12.99	0.21	1.83	2.04	(0.18)	$14.85	15.93%	0.81%	1.59%	18%	$9,225
2011	$11.96	0.17	1.02	1.19	(0.16)	$12.99	10.02%	0.81%	1.31%	18%	$103
2010	$10.59	0.15	1.38	1.53	(0.16)	$11.96	14.57%	0.82%	1.26%	29%	$120
2009	$9.94	0.16	0.65	0.81	(0.16)	$10.59	8.47%	0.81%	1.57%	64%	$274
A Class
2013	$14.80	0.20	3.53	3.73	(0.18)	$18.35	25.51%	1.26%	1.19%	36%	$119,358
2012	$12.94	0.16	1.82	1.98	(0.12)	$14.80	15.48%	1.26%	1.14%	18%	$105,718
2011	$11.93	0.11	1.01	1.12	(0.11)	$12.94	9.38%	1.26%	0.86%	18%	$106,159
2010	$10.56	0.09	1.39	1.48	(0.11)	$11.93	14.10%	1.27%	0.81%	29%	$129,960
2009	$9.91	0.11	0.66	0.77	(0.12)	$10.56	8.00%	1.26%	1.12%	64%	$159,959

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$14.60	0.08	3.47	3.55	(0.15)	$18.00	24.56%	2.01%	0.44%	36%	$3,326
2012	$12.77	0.06	1.80	1.86	(0.03)	$14.60	14.60%	2.01%	0.39%	18%	$3,165
2011	$11.77	0.01	1.00	1.01	(0.01)	$12.77	8.59%	2.01%	0.11%	18%	$3,133
2010	$10.42	0.01	1.37	1.38	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$3,838
2009	$9.78	0.03	0.66	0.69	(0.05)	$10.42	7.17%	2.01%	0.37%	64%	$4,043
C Class
2013	$14.61	0.07	3.48	3.55	(0.15)	$18.01	24.54%	2.01%	0.44%	36%	$16,679
2012	$12.78	0.05	1.81	1.86	(0.03)	$14.61	14.59%	2.01%	0.39%	18%	$14,967
2011	$11.77	0.01	1.01	1.02	(0.01)	$12.78	8.68%	2.01%	0.11%	18%	$13,990
2010	$10.42	0.01	1.37	1.38	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$14,816
2009	$9.79	0.03	0.65	0.68	(0.05)	$10.42	7.06%	2.01%	0.37%	64%	$15,311
R Class
2013	$14.74	0.15	3.53	3.68	(0.17)	$18.25	25.25%	1.51%	0.94%	36%	$5,000
2012	$12.90	0.13	1.80	1.93	(0.09)	$14.74	15.09%	1.51%	0.89%	18%	$2,817
2011	$11.89	0.08	1.00	1.08	(0.07)	$12.90	9.14%	1.51%	0.61%	18%	$2,456
2010	$10.52	0.06	1.39	1.45	(0.08)	$11.89	13.86%	1.52%	0.56%	29%	$2,624
2009	$9.88	0.06	0.68	0.74	(0.10)	$10.52	7.64%	1.51%	0.87%	64%	$2,650

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

31

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

33

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $2,130,816, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80464 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during the 12 months ended October 31, 2013, with the S&P 500 Index reaching an all-time high in October. Improving economic growth and aggressive monetary policy by the Federal Reserve (Fed) and other leading central banks around the world helped support equities. Corporate profits reached a record high in nominal terms in the third quarter of 2013, though the rate of earnings growth slowed over the course of the fiscal year. Similarly, expectations for corporate earnings have also declined, according to analysts at Merrill Lynch.

Stocks experienced sharp volatility in May and June, when the Fed began to talk about cutting back, or “tapering,” its monthly bond purchases. The government shutdown and budget negotiations in Washington contributed further to market uncertainty. Nevertheless, signs of continued strength in the job and housing markets and Fed assurances that no tapering was imminent helped stocks rebound to new highs.

Every Sector in Russell 1000 Growth Index Enjoyed Double-Digit Gains

In that environment, there was little difference in performance by style among large- and mid-capitalization stocks, though growth outperformed value-oriented shares by a wide margin among small-cap stocks, as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, small- and mid-capitalization stocks did better than those of large-cap companies.

Within the Russell 1000 Growth Index, every sector produced double-digit gains. Health care stocks performed best, driven by gains in the biotechnology segment. Consumer discretionary stocks made up the next-best performing sector led by auto-related stocks and internet and catalog retailers. Industrials, energy, and materials shares all produced returns in excess of the index. The information technology sector gained the least, weighed down by poor performance among computers and peripherals stocks. Telecommunication services, utilities, and consumer staples also lagged the index.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	25.42%	15.47%	7.79%	13.48%	6/30/71(1)
Russell 1000 Growth Index	—	28.30%	17.50%	7.70%	N/A(2)	—
Institutional Class	TWGIX	25.68%	15.69%	8.00%	6.30%	6/16/97
A Class(3) No sales charge* With sales charge*	TCRAX	25.14% 17.93%	15.19% 13.84%	7.52% 6.89%	6.15% 5.77%	6/4/97
C Class	TWRCX	24.16%	—	—	13.12%	3/1/10
R Class	AGWRX	24.80%	14.89%	7.25%	7.55%	8/29/03
R6 Class	AGRDX	—	—	—	7.34%(4)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available 12/29/78.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.62%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth returned 25.42%* in the 12 months ended October 31, 2013. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 28.30%.

In terms of Growth’s absolute returns, consumer discretionary and health care shares contributed most. No sector detracted in absolute terms. Relative to the benchmark, stock selection made consumer discretionary stocks the leading detractors. Stock choices meant energy shares contributed most to relative performance.

Consumer Discretionary Detracted Most

Stock selection detracted most from relative results in the consumer discretionary sector. Two of the leading detractors for the year were online travel providers Expedia, in which the portfolio held an overweight position, and priceline.com, to which the fund had no exposure. Unfortunately, Expedia lagged and priceline.com did relatively well. We believed Expedia would realize greater efficiencies and profits as a result of its business model; however, that did not materialize and we eliminated the position. Elsewhere in the sector, select textiles and apparel and retail holdings also detracted. Multiline retailer Target is a good example. Though the stock underperformed, we expect profit improvement out of the company’s Canadian operations and continue to like its focus on returning equity to shareholders in the form of dividends and share buybacks, as well as its decision to cut capital expenditures and sell its credit card division.

Materials Underperformed

Positioning in the materials sector detracted from performance largely as a result of stock selection decisions in the chemicals industry. It also hurt to hold a stake in Coeur Mining, which underperformed as a result of the collapse in precious metals prices. We eliminated the position because the economics of our investment thesis no longer hold up with gold and silver trading at such low levels. The financials sector also detracted, largely as a result of holdings in the capital markets, consumer finance, and insurance industries.

In terms of individual detractors, real estate investment trust American Campus Communities, which focuses on student housing, underperformed as a result of changes in lease rates. We eliminated the position. It also detracted from relative results to be underrepresented in shares of Facebook. We initiated a position in the company, but held less than the benchmark on average over the course of the period.

Energy, Health Care Helped Most

The leading contribution to relative performance came from positioning in the energy sector. Independent oil and gas producers Noble Energy and EOG Resources were key contributors, benefiting from continued successful development and production at key projects and properties. Another source of strength was energy equipment and services firm Oceaneering International.

*All fund returns referenced in this commentary are for Investor Class shares.

7

The company, which makes remotely operated vehicles and other equipment for underwater drilling, benefited from the continuing expansion of deep-water drilling and exploration activity.

Positioning in the health care sector also made a significant contribution to relative results. The leading contributor here was Gilead Sciences, with investors enthused about developments in the company’s hepatitis C treatment. Other biopharmaceutical companies to make notable contributions were Regeneron Pharmaceuticals and Alexion Pharmaceuticals. Both benefited from positive product launches and development of drugs in their pipelines. It was a similar story for Bristol-Myers Squibb, which enjoyed good trial results for its immuno-oncology treatments.

Other Notable Contributors

The largest contribution to relative performance came as a result of being underrepresented in shares of IBM, which suffered from disappointing hardware sales. A position in MasterCard contributed to performance, as the electronic payment processor continued to benefit from the rising trend of electronic rather than cash transactions. Entertainment companies CBS and Viacom did well thanks to rising licensing revenues for content in the former case, and continued strong ratings momentum for animated and live-action shows, in the latter case.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2013, the portfolio’s largest underweight position was in the telecommunications sector. In part, this reflected the elimination of a stake in diversified telecommunication provider Verizon, as well as eliminating exposure to wireless providers and tower companies. We see increasing competition in the wireless space and slowing growth in the tower space, so we are closing out these positions after a period of solid performance while valuations are still relatively high.

The largest overweight sector relative to the benchmark was information technology. In part, this reflects a recently initiated position in Facebook. After reporting better-than-expected mobile revenue, we believe the company addressed the key question about its ability to generate revenue from mobile users, not just those on the desktop.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	4.8%
Google, Inc., Class A	4.3%
Schlumberger Ltd.	2.5%
Comcast Corp., Class A	2.5%
MasterCard, Inc., Class A	2.4%
Philip Morris International, Inc.	2.3%
PepsiCo, Inc.	2.2%
QUALCOMM, Inc.	2.0%
Coca-Cola Co. (The)	1.9%
Bristol-Myers Squibb Co.	1.8%

Top Five Industries	% of net assets
Internet Software and Services	6.6%
Media	6.1%
Computers and Peripherals	6.0%
Aerospace and Defense	5.8%
Software	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,123.60	$5.19	0.97%
Institutional Class	$1,000	$1,124.60	$4.12	0.77%
A Class	$1,000	$1,122.10	$6.53	1.22%
C Class	$1,000	$1,117.90	$10.52	1.97%
R Class	$1,000	$1,120.60	$7.86	1.47%
R6 Class	$1,000	$1,073.40(2)	$1.73(3)	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
Institutional Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R6 Class	$1,000	$1,022.08(4)	$3.16(4)	0.62%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.5%
AEROSPACE AND DEFENSE — 5.8%
Boeing Co. (The)	1,289,300	$ 168,253,650
Honeywell International, Inc.	1,973,500	171,161,655
Precision Castparts Corp.	463,900	117,575,455
United Technologies Corp.	1,201,500	127,659,375
		584,650,135
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	1,588,400	156,044,416
AIRLINES — 0.3%
Alaska Air Group, Inc.	452,400	31,966,584
AUTOMOBILES — 1.4%
Harley-Davidson, Inc.	1,484,600	95,073,784
Tesla Motors, Inc.(1)	312,500	49,981,250
		145,055,034
BEVERAGES — 4.8%
Beam, Inc.	492,900	33,172,170
Brown-Forman Corp., Class B	418,300	30,527,534
Coca-Cola Co. (The)	4,921,400	194,739,798
PepsiCo, Inc.	2,684,200	225,714,378
		484,153,880
BIOTECHNOLOGY — 4.7%
Alexion Pharmaceuticals, Inc.(1)	650,100	79,929,795
Amgen, Inc.	1,279,200	148,387,200
Gilead Sciences, Inc.(1)	2,426,400	172,250,136
Regeneron Pharmaceuticals, Inc.(1)	258,300	74,287,080
		474,854,211
CAPITAL MARKETS — 1.8%
Franklin Resources, Inc.	2,027,700	109,211,922
State Street Corp.	1,103,700	77,336,259
		186,548,181
CHEMICALS — 2.7%
LyondellBasell Industries NV, Class A	1,562,800	116,584,880
Monsanto Co.	1,544,100	161,945,208
		278,530,088
COMMERCIAL BANKS — 0.7%
SunTrust Banks, Inc.	2,213,900	74,475,596
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
Tyco International Ltd.	1,828,400	66,828,020
COMMUNICATIONS EQUIPMENT — 3.6%
Ciena Corp.(1)	2,005,300	46,663,331
Cisco Systems, Inc.	2,804,700	63,105,750
F5 Networks, Inc.(1)	606,300	$ 49,419,513
QUALCOMM, Inc.	2,913,800	202,421,686
		361,610,280
COMPUTERS AND PERIPHERALS — 6.0%
Apple, Inc.	940,300	491,165,705
NetApp, Inc.	1,683,400	65,332,754
Seagate Technology plc	1,060,400	51,620,272
		608,118,731
CONSUMER FINANCE — 1.4%
American Express Co.	1,681,400	137,538,520
ELECTRICAL EQUIPMENT — 0.9%
Rockwell Automation, Inc.	804,000	88,769,640
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Trimble Navigation Ltd.(1)	1,364,200	38,975,194
ENERGY EQUIPMENT AND SERVICES — 3.7%
Core Laboratories NV	193,800	36,283,236
Oceaneering International, Inc.	966,000	82,960,080
Schlumberger Ltd.	2,715,300	254,477,916
		373,721,232
FOOD AND STAPLES RETAILING — 2.0%
Costco Wholesale Corp.	1,125,100	132,761,800
Whole Foods Market, Inc.	1,092,900	68,994,777
		201,756,577
FOOD PRODUCTS — 1.4%
Hershey Co. (The)	426,700	42,345,708
Mead Johnson Nutrition Co.	1,243,400	101,536,044
Pinnacle Foods, Inc.	46,343	1,255,432
		145,137,184
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.3%
CareFusion Corp.(1)	523,700	20,303,849
DENTSPLY International, Inc.	828,200	39,008,220
IDEXX Laboratories, Inc.(1)	296,100	31,937,346
Intuitive Surgical, Inc.(1)	113,600	42,202,400
ResMed, Inc.	58,200	3,011,268
		136,463,083
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Cardinal Health, Inc.	1,200,600	70,427,196
Express Scripts Holding Co.(1)	1,618,400	101,182,368
		171,609,564
HEALTH CARE TECHNOLOGY — 0.3%
Veeva Systems, Inc. Class A(1)	667,062	25,955,382

12

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 3.6%
Chipotle Mexican Grill, Inc.(1)	140,400	$ 73,986,588
Las Vegas Sands Corp.	1,501,300	105,421,286
Marriott International, Inc. Class A	1,540,800	69,459,264
Starbucks Corp.	1,457,600	118,138,480
		367,005,618
HOUSEHOLD DURABLES — 1.0%
Mohawk Industries, Inc.(1)	767,700	101,658,834
HOUSEHOLD PRODUCTS — 0.8%
Colgate-Palmolive Co.	469,700	30,403,681
Procter & Gamble Co. (The)	664,700	53,674,525
		84,078,206
INDUSTRIAL CONGLOMERATES — 0.8%
Danaher Corp.	1,197,800	86,349,402
INSURANCE — 0.7%
MetLife, Inc.	1,517,700	71,802,387
INTERNET AND CATALOG RETAIL — 0.6%
Amazon.com, Inc.(1)	165,600	60,283,368
INTERNET SOFTWARE AND SERVICES — 6.6%
Facebook, Inc., Class A(1)	3,344,200	168,079,492
Google, Inc., Class A(1)	423,400	436,347,572
LinkedIn Corp., Class A(1)	309,600	69,248,232
		673,675,296
IT SERVICES — 2.4%
MasterCard, Inc., Class A	336,900	241,590,990
LIFE SCIENCES TOOLS AND SERVICES — 0.5%
Waters Corp.(1)	458,400	46,261,728
MACHINERY — 1.3%
Lincoln Electric Holdings, Inc.	422,200	29,233,128
Parker-Hannifin Corp.	659,200	76,941,824
WABCO Holdings, Inc.(1)	335,200	28,719,936
		134,894,888
MEDIA — 6.1%
CBS Corp., Class B	1,905,000	112,661,700
Comcast Corp., Class A	5,336,500	253,910,670
Discovery Communications, Inc. Class C(1)	771,200	63,785,952
Scripps Networks Interactive, Inc. Class A	944,900	76,064,450
Viacom, Inc., Class B	1,423,800	118,588,302
		625,011,074
MULTILINE RETAIL — 1.1%
Target Corp.	1,725,700	111,808,103
OIL, GAS AND CONSUMABLE FUELS — 2.4%
EOG Resources, Inc.	842,733	150,343,567
Noble Energy, Inc.	1,275,200	95,550,736
		245,894,303
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	971,300	68,923,448
PHARMACEUTICALS — 4.3%
AbbVie, Inc.	2,705,300	131,071,785
Allergan, Inc.	605,300	54,846,233
Bristol-Myers Squibb Co.	3,521,300	184,938,676
Zoetis, Inc.	2,236,400	70,804,424
		441,661,118
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.5%
CBRE Group, Inc.(1)	2,265,900	52,636,857
ROAD AND RAIL — 1.3%
Union Pacific Corp.	853,200	129,174,480
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.9%
Altera Corp.	2,171,600	72,965,760
Freescale Semiconductor Ltd.(1)	1,658,800	25,611,872
Linear Technology Corp.	2,261,300	93,029,882
		191,607,514
SOFTWARE — 5.7%
Cadence Design Systems, Inc.(1)	1,650,000	21,400,500
CommVault Systems, Inc.(1)	496,900	38,797,952
Electronic Arts, Inc.(1)	3,073,300	80,674,125
Microsoft Corp.	4,046,100	143,029,635
NetSuite, Inc.(1)	286,900	28,942,472
Oracle Corp.	5,238,400	175,486,400
Splunk, Inc.(1)	524,700	32,903,937
VMware, Inc., Class A(1)	679,300	55,213,504
		576,448,525
SPECIALTY RETAIL — 5.4%
Best Buy Co., Inc.	1,987,900	85,082,120
Foot Locker, Inc.	726,100	25,195,670
GNC Holdings, Inc. Class A	1,130,200	66,478,364
Home Depot, Inc. (The)	1,975,200	153,848,328
Lowe’s Cos., Inc.	2,781,814	138,478,701
Urban Outfitters, Inc.(1)	2,056,200	77,888,856
		546,972,039
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
Hanesbrands, Inc.	589,000	40,122,680
TOBACCO — 2.3%
Philip Morris International, Inc.	2,663,500	237,371,120
TOTAL COMMON STOCKS (Cost $7,282,184,933)		9,907,993,510

13

	Shares/ Principal Amount	Value
Temporary Cash Investments — 2.6%
Federal Home Loan Bank Discount Notes, 0.00%, 11/1/13(2)	$75,000,000	$ 75,000,000
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $39,668,257), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $38,935,956)		38,935,880
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $47,701,057), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $46,723,096)		46,723,057
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $47,691,797), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $46,723,083)		46,723,057
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $47,692,036), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $46,723,121)		46,723,056
SSgA U.S. Government Money Market Fund	13,005,385	13,005,385
TOTAL TEMPORARY CASH INVESTMENTS (Cost $267,110,435)		267,110,435
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $7,549,295,368)		10,175,103,945
OTHER ASSETS AND LIABILITIES — (0.1)%		(13,033,098)
TOTAL NET ASSETS — 100.0%		$10,162,070,847

Notes to Schedule of Investments

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $7,549,295,368)	$10,175,103,945
Receivable for investments sold	222,925,792
Receivable for capital shares sold	3,750,804
Dividends and interest receivable	4,223,728
10,406,004,269

Liabilities
Payable for investments purchased	228,945,002
Payable for capital shares redeemed	7,061,519
Accrued management fees	7,683,699
Distribution and service fees payable	243,202
243,933,422

Net Assets	$10,162,070,847

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 6,929,828,037
Undistributed net investment income	39,626,721
Undistributed net realized gain	566,807,430
Net unrealized appreciation	2,625,808,659
$10,162,070,847

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$6,327,674,253	191,153,496	$33.10
Institutional Class, $0.01 Par Value	$2,842,185,301	84,867,264	$33.49
A Class, $0.01 Par Value	$817,165,552	25,182,855	$32.45*
C Class, $0.01 Par Value	$14,489,449	449,377	$32.24
R Class, $0.01 Par Value	$145,336,815	4,518,787	$32.16
R6 Class, $0.01 Par Value	$15,219,477	454,226	$33.51

 *Maximum offering price $34.43 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $144,747)	$157,679,708
Interest	35,777
157,715,485

Expenses:
Management fees	85,410,551
Distribution and service fees:
A Class	1,919,132
C Class	141,127
R Class	653,445
Directors’ fees and expenses	359,255
Other expenses	3,735
88,487,245

Net investment income (loss)	69,228,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	588,359,957

Change in net unrealized appreciation (depreciation) on:
Investments	1,482,465,572
Translation of assets and liabilities in foreign currencies	66
1,482,465,638

Net realized and unrealized gain (loss)	2,070,825,595

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,140,053,835

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$69,228,240	$50,211,379
Net realized gain (loss)	588,359,957	325,855,193
Change in net unrealized appreciation (depreciation)	1,482,465,638	547,946,103
Net increase (decrease) in net assets resulting from operations	2,140,053,835	924,012,675

Distributions to Shareholders
From net investment income:
Investor Class	(50,120,015)	(26,416,678)
Institutional Class	(20,798,230)	(14,792,971)
A Class	(5,972,503)	(1,716,972)
C Class	(86,748)	—
R Class	(890,390)	(11,579)
From net realized gains:
Investor Class	(177,112,333)	(188,116,335)
Institutional Class	(69,134,932)	(75,859,024)
A Class	(22,912,075)	(23,798,326)
C Class	(448,307)	(518,181)
R Class	(3,737,327)	(2,911,202)
Decrease in net assets from distributions	(351,212,860)	(334,141,268)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(288,999,763)	(108,468,943)

Net increase (decrease) in net assets	1,499,841,212	481,402,464

Net Assets
Beginning of period	8,662,229,635	8,180,827,171
End of period	$10,162,070,847	$8,662,229,635

Undistributed net investment income	$39,626,721	$49,113,306

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The effective annual management fee for each class for the period ended October 31, 2013 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $6,172,706,286 and $6,959,444,642, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	15,758,673	$ 458,269,744	30,597,197	$ 815,590,046
Issued in reinvestment of distributions	8,131,994	221,190,187	8,543,449	208,801,900
Redeemed	(36,318,749)	(1,071,846,016)	(43,315,016)	(1,179,529,361)
	(12,428,082)	(392,386,085)	(4,174,370)	(155,137,415)
Institutional Class/Shares Authorized	345,000,000		250,000,000
Sold	24,000,053	708,413,723	28,226,797	760,524,181
Issued in reinvestment of distributions	3,154,202	86,645,932	3,536,090	87,129,253
Redeemed	(22,931,725)	(681,198,270)	(30,746,180)	(858,219,071)
	4,222,530	113,861,385	1,016,707	(10,565,637)
A Class/Shares Authorized	310,000,000		310,000,000
Sold	4,360,740	123,057,542	7,679,409	199,942,589
Issued in reinvestment of distributions	1,010,735	27,006,835	969,672	23,340,001
Redeemed	(6,160,662)	(178,220,923)	(7,375,216)	(194,657,631)
	(789,187)	(28,156,546)	1,273,865	28,624,959
C Class/Shares Authorized	20,000,000		20,000,000
Sold	38,712	1,107,256	75,173	1,960,969
Issued in reinvestment of distributions	12,908	344,918	14,143	342,255
Redeemed	(124,341)	(3,565,181)	(143,783)	(3,804,971)
	(72,721)	(2,113,007)	(54,467)	(1,501,747)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	1,135,215	32,171,052	2,150,364	56,736,953
Issued in reinvestment of distributions	167,967	4,457,853	111,295	2,666,644
Redeemed	(1,080,129)	(30,973,232)	(1,112,835)	(29,292,700)
	223,053	5,655,673	1,148,824	30,110,897
R6 Class/Shares Authorized	50,000,000		N/A
Sold	466,448	14,535,460
Redeemed	(12,222)	(396,643)
	454,226	14,138,817
Net increase (decrease)	(8,390,181)	$(288,999,763)	(789,441)	$(108,468,943)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$9,907,993,510	—	—
Temporary Cash Investments	13,005,385	$254,105,050	—
Total Value of Investment Securities	$9,920,998,895	$254,105,050	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$ 77,552,048	$ 42,938,200
Long-term capital gains	$273,660,812	$291,203,068

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,565,342,149
Gross tax appreciation of investments	$2,631,892,791
Gross tax depreciation of investments	(22,130,995)
Net tax appreciation (depreciation) of investments	$2,609,761,796
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$82
Net tax appreciation (depreciation)	$2,609,761,878
Undistributed ordinary income	$141,513,485
Accumulated long-term gains	$480,967,447

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$27.48	0.21	6.53	6.74	(0.25)	(0.87)	(1.12)	$33.10	25.42%	0.97%	0.71%	67%	$6,327,674
2012	$25.88	0.14	2.50	2.64	(0.13)	(0.91)	(1.04)	$27.48	10.67%	0.97%	0.54%	74%	$5,593,916
2011	$24.00	0.16	1.81	1.97	(0.09)	—	(0.09)	$25.88	8.20%	0.98%	0.58%	79%	$5,377,431
2010	$20.28	0.10	3.68	3.78	(0.06)	—	(0.06)	$24.00	18.65%	1.00%	0.43%	86%	$4,440,152
2009	$17.69	0.09	2.58	2.67	(0.08)	—	(0.08)	$20.28	15.25%	1.00%	0.50%	114%	$3,372,274
Institutional Class
2013	$27.75	0.27	6.60	6.87	(0.26)	(0.87)	(1.13)	$33.49	25.68%	0.77%	0.91%	67%	$2,842,185
2012	$26.13	0.20	2.51	2.71	(0.18)	(0.91)	(1.09)	$27.75	10.86%	0.77%	0.74%	74%	$2,237,708
2011	$24.23	0.20	1.84	2.04	(0.14)	—	(0.14)	$26.13	8.42%	0.78%	0.78%	79%	$2,080,463
2010	$20.47	0.14	3.72	3.86	(0.10)	—	(0.10)	$24.23	18.90%	0.80%	0.63%	86%	$1,106,748
2009	$17.86	0.12	2.61	2.73	(0.12)	—	(0.12)	$20.47	15.45%	0.80%	0.70%	114%	$549,496
A Class(3)
2013	$27.00	0.13	6.42	6.55	(0.23)	(0.87)	(1.10)	$32.45	25.14%	1.22%	0.46%	67%	$817,166
2012	$25.45	0.07	2.46	2.53	(0.07)	(0.91)	(0.98)	$27.00	10.37%	1.22%	0.29%	74%	$701,313
2011	$23.60	0.08	1.79	1.87	(0.02)	—	(0.02)	$25.45	7.93%	1.23%	0.33%	79%	$628,634
2010	$19.94	0.04	3.62	3.66	—(4)	—	—(4)	$23.60	18.37%	1.25%	0.18%	86%	$369,142
2009	$17.40	0.04	2.54	2.58	(0.04)	—	(0.04)	$19.94	14.99%	1.25%	0.25%	114%	$214,371

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$26.98	(0.08)	6.38	6.30	(0.17)	(0.87)	(1.04)	$32.24	24.16%	1.97%	(0.29)%	67%	$14,489
2012	$25.55	(0.12)	2.46	2.34	—	(0.91)	(0.91)	$26.98	9.55%	1.97%	(0.46)%	74%	$14,084
2011	$23.85	(0.12)	1.82	1.70	—	—	—	$25.55	7.13%	1.98%	(0.42)%	79%	$14,730
2010(5)	$22.10	(0.10)	1.85	1.75	—	—	—	$23.85	7.92%	2.00%(6)	(0.66)%(6)	86%(7)	$6,219
R Class
2013	$26.82	0.06	6.36	6.42	(0.21)	(0.87)	(1.08)	$32.16	24.80%	1.47%	0.21%	67%	$145,337
2012	$25.28	0.01	2.44	2.45	—(4)	(0.91)	(0.91)	$26.82	10.12%	1.47%	0.04%	74%	$115,208
2011	$23.49	—(4)	1.79	1.79	—	—	—	$25.28	7.62%	1.48%	0.08%	79%	$79,569
2010	$19.90	(0.02)	3.61	3.59	—	—	—	$23.49	18.10%	1.50%	(0.07)%	86%	$20,325
2009	$17.35	(0.01)	2.56	2.55	—(4)	—	—(4)	$19.90	14.67%	1.50%	0.00%(8)	114%	$7,656
R6 Class
2013(9)	$31.22	0.05	2.24	2.29	—	—	—	$33.51	7.34%	0.62%(6)	0.64%(6)	67%(10)	$15,219

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	Per-share amount was less than $0.005.

(5)	March 1, 2010 (commencement of sale) through October 31, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

(8)	Ratio was less than 0.005%.

(9)	July 26, 2013 (commencement of sale) through October 31, 2013.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

31

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

33

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $77,552,048, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $273,660,812, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80462 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Heritage Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

            Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Improving U.S. Economic Environment, Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	29.43%	17.43%	11.86%	11.89%	11/10/87
Russell Midcap Growth Index	—	33.93%	20.31%	9.59%	11.14%(1)	—
Russell Midcap Index	—	33.79%	19.65%	10.34%	12.34%(1)	—
Institutional Class	ATHIX	29.70%	17.66%	12.09%	9.50%	6/16/97
A Class(2) No sales charge* With sales charge*	ATHAX	29.13% 21.68%	17.14% 15.77%	11.59% 10.93%	8.73% 8.34%	7/11/97
B Class No sales charge* With sales charge*	ATHBX	28.17% 24.17%	16.26% 16.15%	— —	5.03% 5.03%	9/28/07
C Class	AHGCX	28.10%	16.27%	10.75%	7.18%	6/26/01
R Class	ATHWX	28.74%	16.84%	—	5.55%	9/28/07
R6 Class	ATHDX	—	—	—	7.46%(3)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/87, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

Heritage returned 29.43%* for the 12 months ended October 31, 2013, lagging the 33.93% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period. Price momentum and acceleration, two factors that the Heritage team looks for in portfolio holdings, returned to favor during the reporting period.

Although Heritage delivered solid gains and derived positive results from each sector in which it invested, its returns trailed those of the benchmark. Within the portfolio, stock decisions in the energy and health care sectors accounted for the bulk of underperformance versus the benchmark. Holdings in the consumer discretionary and materials sectors also detracted from relative gains. Stock selection in the information technology, financials, and industrials sectors contributed to relative returns.

Energy, Health Care Detracted

The energy sector was the largest source of underperformance versus the benchmark. In the oil, gas, and consumable fuels group, a position in Linn Energy detracted meaningfully from relative results. The company, which struggled with infrastructure issues, lower-than-expected production, and low prices for natural gas liquids, was also the target of short interest and an investigation by the U.S. Securities and Exchange Commission.

In the energy equipment and services group, detractors included an overweight stake in Cameron International. The oil service company had strong bookings, but did not execute well on its backlog, pushing out higher margin business.

The health care sector was home to the portfolio’s largest individual detractor, pharmacy benefit manager Catamaran. The company lost some of its legacy business, as Walgreens shifted its employees to a private exchange rather than provide coverage options. This is a small part of Catamaran’s customer base and is a less profitable business. The investment team is interested in the company’s relationship with Cigna, which should provide higher margins due to the use of generic drugs in this pipeline. However, there is uncertainty due to recent health care reform. IDEXX Laboratories, which provides equipment and consumables to veterinary labs, also detracted. The company started leasing equipment to veterinary labs instead of selling, and it also revamped its sales force without alerting analysts, which influenced the investment team to exit the position. Elsewhere in the sector, positioning in the biotechnology and pharmaceuticals industry groups detracted.

Consumer Discretionary, Materials Lagged

Within the consumer discretionary sector, an underweight position in Netflix hurt relative returns, as the company achieved higher-than-expected subscriber

*All fund returns referenced in this commentary are for Investor Class shares.

7

growth and exceeded analysts’ expectations for earnings. Elsewhere in the sector, positioning in the hotels, restaurants, and leisure group, as well as the media group and the auto components group, detracted.

Positioning in the materials sector detracted from results versus the benchmark, particularly in the chemicals and construction materials groups.

Information Technology Led Contributors

Information technology holding LinkedIn was Heritage’s top contributing security. Although the company warned that margins would be squeezed as it spends to expand engagement on the site, LinkedIn continued to gain market share in the recruiter market and benefited from self-service advertising.

In the IT services industry, the portfolio held an overweight position in Alliance Data Systems. The provider of loyalty programs and marketing solutions performed well as it exhibited solid receivables growth.

Financials, Industrials Added

In the financials sector, the portfolio generally avoided the real estate investment trust (REIT) segment. This decision helped relative performance as these companies collectively underperformed the benchmark. Stock selection among commercial banks also added to relative returns.

Contributors within the industrials sector included an overweight stake in Kansas City Southern, which benefited from robust demand for crude oil transportation by rail, as well as increased transportation volumes of goods manufactured at plants in Mexico. Positioning among machinery companies and trading companies and distributors also contributed.

In terms of individual holdings, Lumber Liquidators added significantly to relative performance. The 305-store hardwood flooring chain experienced solid same-store sales and store traffic as the real estate market improved. Home remodeling expansion played a key role in the favorable results. The company also introduced its “Store of the Future” initiative, offering an enhanced shopping experience in an effort to increase operating efficiency and productivity.

Outlook

Heritage’s investment process focuses on medium-sized and smaller companies with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. During the reporting period, the environment for this process became more favorable. The investment team believes that active investing in such companies will generate attractive absolute and relative investment performance over time.

As of October 31, 2013, the investment team saw attractive opportunities in home-related sectors (particularly remodeling-focused stocks such as Lumber Liquidators), media companies, the energy renaissance (represented by companies such as Concho Resources and MasTec), and information technology, focusing on companies that are disruptors/displacers (such as LinkedIn), that are taking the place of more traditional providers.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Canadian Pacific Railway Ltd. New York Shares	3.0%
Alliance Data Systems Corp.	2.6%
SBA Communications Corp., Class A	2.5%
Electronic Arts, Inc.	2.5%
Whole Foods Market, Inc.	2.4%
Catamaran Corp.	2.1%
LinkedIn Corp., Class A	2.0%
Kansas City Southern	2.0%
Discovery Communications, Inc. Class A	1.7%
Constellation Brands, Inc., Class A	1.7%

Top Five Industries	% of net assets
Specialty Retail	8.4%
Software	6.2%
Road and Rail	5.0%
Textiles, Apparel and Luxury Goods	4.4%
Media	4.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.5%
Foreign Common Stocks*	8.2%
Total Common Stocks	97.7%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.6%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 - 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,155.60	$5.43	1.00%
Institutional Class	$1,000	$1,157.00	$4.35	0.80%
A Class	$1,000	$1,154.10	$6.79	1.25%
B Class	$1,000	$1,149.80	$10.84	2.00%
C Class	$1,000	$1,149.90	$10.84	2.00%
R Class	$1,000	$1,152.60	$8.14	1.50%
R6 Class	$1,000	$1,074.60(2)	$1.81(3)	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
B Class	$1,000	$1,015.12	$10.16	2.00%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R6 Class	$1,000	$1,021.93(4)	$3.31(4)	0.65%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.7%
AEROSPACE AND DEFENSE — 1.0%
B/E Aerospace, Inc.(1)	113,000	$9,171,080
TransDigm Group, Inc.	253,247	36,824,646
		45,995,726
AUTO COMPONENTS — 1.1%
BorgWarner, Inc.	486,659	50,189,143
AUTOMOBILES — 2.1%
Harley-Davidson, Inc.	797,528	51,073,693
Tesla Motors, Inc.(1)	262,399	41,968,096
		93,041,789
BEVERAGES — 2.5%
Brown-Forman Corp., Class B	501,570	36,604,579
Constellation Brands, Inc., Class A(1)	1,168,400	76,296,520
		112,901,099
BIOTECHNOLOGY — 2.8%
Aegerion Pharmaceuticals, Inc.(1)	241,400	19,992,748
BioMarin Pharmaceutical, Inc.(1)	429,700	26,993,754
Grifols SA	704,720	28,901,143
Incyte Corp. Ltd.(1)	459,200	17,908,800
Pharmacyclics, Inc.(1)	92,100	10,926,744
Regeneron Pharmaceuticals, Inc.(1)	84,498	24,301,625
		129,024,814
BUILDING PRODUCTS — 2.5%
Fortune Brands Home & Security, Inc.	1,388,048	59,797,108
Lennox International, Inc.	667,767	52,125,892
		111,923,000
CAPITAL MARKETS — 2.6%
Affiliated Managers Group, Inc.(1)	322,600	63,694,144
KKR & Co. LP	1,022,669	22,447,585
Lazard Ltd. Class A	784,959	30,338,665
		116,480,394
CHEMICALS — 3.2%
FMC Corp.	831,423	60,494,337
Sherwin-Williams Co. (The)	333,289	62,658,332
Westlake Chemical Corp.	221,888	23,835,209
		146,987,878
COMMERCIAL BANKS — 1.8%
East West Bancorp., Inc.	920,099	30,998,135
SVB Financial Group(1)	541,387	51,854,047
		82,852,182
COMMERCIAL SERVICES AND SUPPLIES — 0.9%
Stericycle, Inc.(1)	334,293	38,844,847
COMMUNICATIONS EQUIPMENT — 0.4%
Palo Alto Networks, Inc.(1)	461,630	19,462,321
COMPUTERS AND PERIPHERALS — 1.4%
NetApp, Inc.	1,598,297	62,029,907
CONSTRUCTION AND ENGINEERING — 2.9%
Chicago Bridge & Iron Co. NV New York Shares	342,718	25,391,976
MasTec, Inc.(1)	1,601,640	51,204,431
Quanta Services, Inc.(1)	1,888,161	57,041,344
		133,637,751
CONSUMER FINANCE — 0.9%
Discover Financial Services	816,599	42,365,156
CONTAINERS AND PACKAGING — 0.4%
Rock Tenn Co., Class A	186,900	20,000,169
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
tw telecom, inc., Class A(1)	1,357,558	42,790,228
ELECTRICAL EQUIPMENT — 0.7%
Acuity Brands, Inc.	298,300	29,982,133
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
FLIR Systems, Inc.	1,302,157	37,085,431
ENERGY EQUIPMENT AND SERVICES — 1.7%
Atwood Oceanics, Inc.(1)	326,130	17,327,287
Dril-Quip, Inc.(1)	269,605	31,657,019
Frank’s International NV(1)	918,867	28,108,142
		77,092,448
FOOD AND STAPLES RETAILING — 4.0%
Costco Wholesale Corp.	599,108	70,694,744
Whole Foods Market, Inc.	1,764,254	111,377,355
		182,072,099
FOOD PRODUCTS — 0.6%
Hain Celestial Group, Inc. (The)(1)	339,708	28,273,897
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.0%
Cooper Cos., Inc. (The)	322,988	41,733,280
Teleflex, Inc.	537,984	49,591,365
		91,324,645
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Catamaran Corp.(1)	2,057,692	96,629,216
HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp.(1)	525,528	29,445,334
Veeva Systems, Inc. Class A(1)	53,826	2,094,369
		31,539,703

12

Shares	Value

HOTELS, RESTAURANTS AND LEISURE — 2.4%
Chipotle Mexican Grill, Inc.(1)	75,600	$39,838,932
Noodles & Co.(1)	411,500	18,019,585
Wyndham Worldwide Corp.	780,876	51,850,166
		109,708,683
HOUSEHOLD DURABLES — 0.6%
Mohawk Industries, Inc.(1)	192,500	25,490,850
HOUSEHOLD PRODUCTS — 1.1%
Church & Dwight Co., Inc.	730,711	47,605,822
INTERNET AND CATALOG RETAIL — 3.1%
Ctrip.com International Ltd. ADR(1)	458,000	24,846,500
Netflix, Inc.(1)	77,900	25,121,192
priceline.com, Inc.(1)	43,516	45,858,466
TripAdvisor, Inc.(1)	541,500	44,787,465
		140,613,623
INTERNET SOFTWARE AND SERVICES — 2.8%
CoStar Group, Inc.(1)	147,269	26,065,140
LinkedIn Corp., Class A(1)	407,970	91,250,650
Xoom Corp.(1)	326,250	9,705,938
		127,021,728
IT SERVICES — 2.6%
Alliance Data Systems Corp.(1)	507,024	120,195,109
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Covance, Inc.(1)	529,710	47,281,915
MACHINERY — 3.9%
Flowserve Corp.	786,794	54,658,579
Middleby Corp.(1)	206,000	46,895,900
Pentair Ltd.	574,900	38,570,041
WABCO Holdings, Inc.(1)	433,200	37,116,576
		177,241,096
MEDIA — 4.3%
AMC Networks, Inc.(1)	592,589	41,534,563
Discovery Communications, Inc. Class A(1)	860,298	76,497,698
Lions Gate Entertainment Corp.(1)	1,093,800	37,823,604
Sirius XM Radio, Inc.	10,692,395	40,310,329
		196,166,194
OIL, GAS AND CONSUMABLE FUELS — 3.2%
Antero Resources Corp.(1)	421,730	23,823,528
Cabot Oil & Gas Corp.	944,216	33,349,709
Cobalt International Energy, Inc.(1)	718,200	16,669,422
Concho Resources, Inc.(1)	406,600	44,974,026
Pioneer Natural Resources Co.	119,800	24,532,644
		143,349,329
PHARMACEUTICALS — 3.6%
Actavis plc(1)	481,500	74,430,270
Perrigo Co.	300,454	41,429,602
Zoetis, Inc.	1,485,968	47,045,747
		162,905,619
ROAD AND RAIL — 5.0%
Canadian Pacific Railway Ltd. New York Shares	944,246	135,093,275
Kansas City Southern	741,828	90,146,939
		225,240,214
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
ARM Holdings plc	1,629,402	25,746,994
NXP Semiconductor NV(1)	816,984	34,411,366
Xilinx, Inc.	1,296,025	58,865,456
		119,023,816
SOFTWARE — 6.2%
CommVault Systems, Inc.(1)	571,902	44,654,108
Electronic Arts, Inc.(1)	4,330,700	113,680,875
NetSuite, Inc.(1)	730,327	73,675,388
Splunk, Inc.(1)	799,212	50,118,584
		282,128,955
SPECIALTY RETAIL — 8.4%
DSW, Inc., Class A	342,236	30,003,830
GNC Holdings, Inc. Class A	661,475	38,907,959
Lumber Liquidators Holdings, Inc.(1)	532,524	60,808,916
O’Reilly Automotive, Inc.(1)	394,107	48,794,388
PetSmart, Inc.	226,468	16,477,812
Restoration Hardware Holdings, Inc.(1)	342,603	23,893,133
Ross Stores, Inc.	933,374	72,196,479
Tractor Supply Co.	862,894	61,567,487
Ulta Salon Cosmetics & Fragrance, Inc.(1)	226,000	29,120,100
		381,770,104
TEXTILES, APPAREL AND LUXURY GOODS — 4.4%
Fifth & Pacific Cos., Inc.(1)	866,432	22,951,784
Hanesbrands, Inc.	763,596	52,016,159
Michael Kors Holdings Ltd.(1)	563,349	43,349,705
PVH Corp.	310,766	38,712,121
Under Armour, Inc. Class A(1)	541,498	43,942,563
		200,972,332
WIRELESS TELECOMMUNICATION SERVICES — 2.5%
SBA Communications Corp., Class A(1)	1,318,008	115,286,160
TOTAL COMMON STOCKS (Cost $2,998,740,494)		4,444,527,525

13

Value
Temporary Cash Investments — 1.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $16,492,378), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $16,187,918)	$16,187,887
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $19,832,076), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $19,425,481)	19,425,465
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $19,828,226), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $19,425,476)	19,425,465

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $19,828,325), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $19,425,492)		$19,425,465
SSgA U.S. Government Money Market Fund	5,383,340	5,383,340
TOTAL TEMPORARY CASH INVESTMENTS (Cost $79,847,622)		79,847,622
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $3,078,588,116)		4,524,375,147
OTHER ASSETS AND LIABILITIES — 0.6%		25,132,907
TOTAL NET ASSETS — 100.0%		$4,549,508,054

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	21,106,723	EUR	15,303,876	UBS AG	11/29/13	$326,749
USD	635,956	EUR	467,758	UBS AG	11/29/13	822
USD	19,309,173	GBP	11,948,154	Credit Suisse AG	11/29/13	155,097
						$482,668

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $3,078,588,116)	$4,524,375,147
Foreign currency holdings, at value (cost of $380,261)	377,876
Receivable for investments sold	47,809,156
Receivable for capital shares sold	3,451,453
Unrealized gain on forward foreign currency exchange contracts	482,668
Dividends and interest receivable	1,073,443
4,577,569,743

Liabilities
Payable for investments purchased	13,857,479
Payable for capital shares redeemed	10,071,073
Accrued management fees	3,763,084
Distribution and service fees payable	370,053
28,061,689

Net Assets	$4,549,508,054

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,590,163,180
Accumulated net investment loss	(482,837)
Undistributed net realized gain	513,561,283
Net unrealized appreciation	1,446,266,428
$4,549,508,054

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$3,016,929,634	106,050,290	$28.45
Institutional Class, $0.01 Par Value	$243,548,415	8,327,473	$29.25
A Class, $0.01 Par Value	$1,092,574,368	39,763,813	$27.48*
B Class, $0.01 Par Value	$3,189,264	118,046	$27.02
C Class, $0.01 Par Value	$139,063,843	5,526,967	$25.16
R Class, $0.01 Par Value	$54,128,990	1,952,560	$27.72
R6 Class, $0.01 Par Value	$73,540	2,514	$29.25

 *Maximum offering price $29.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $199,459)	$29,209,099
Interest	34,927
29,244,026

Expenses:
Management fees	40,786,291
Distribution and service fees:
A Class	2,545,392
B Class	30,292
C Class	1,251,196
R Class	235,153
Directors’ fees and expenses	190,131
Other expenses	374
45,038,829

Net investment income (loss)	(15,794,803)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	582,216,289
Foreign currency transactions	(2,440,266)
579,776,023

Change in net unrealized appreciation (depreciation) on:
Investments	504,206,792
Translation of assets and liabilities in foreign currencies	533,553
504,740,345

Net realized and unrealized gain (loss)	1,084,516,368

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,068,721,565

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$(15,794,803)	$(13,891,414)
Net realized gain (loss)	579,776,023	102,815,352
Change in net unrealized appreciation (depreciation)	504,740,345	244,308,417
Net increase (decrease) in net assets resulting from operations	1,068,721,565	333,232,355

Distributions to Shareholders
From net realized gains:
Investor Class	(51,872,462)	—
Institutional Class	(4,009,776)	—
A Class	(20,688,083)	—
B Class	(62,664)	—
C Class	(2,690,270)	—
R Class	(839,874)	—
Decrease in net assets from distributions	(80,163,129)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(258,823,703)	(190,310,717)

Net increase (decrease) in net assets	729,734,733	142,921,638

Net Assets
Beginning of period	3,819,773,321	3,676,851,683
End of period	$4,549,508,054	$3,819,773,321

Accumulated net investment loss	$(482,837)	$(14,507,815)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, B Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $2,828,568,545 and $3,198,221,122, respectively.

For the year ended October 31, 2013, the fund incurred net realized gains of $5,505,798 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	16,795,955	$412,396,030	19,486,686	$426,699,628
Issued in reinvestment of distributions	2,209,352	49,666,229	—	—
Redeemed	(24,326,674)	(597,491,711)	(24,914,434)	(542,065,205)
	(5,321,367)	(135,429,452)	(5,427,748)	(115,365,577)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	2,587,620	64,421,636	2,555,946	57,612,871
Issued in reinvestment of distributions	173,645	4,005,998	—	—
Redeemed	(2,603,496)	(66,934,941)	(1,849,797)	(41,541,916)
	157,769	1,492,693	706,149	16,070,955
A Class/Shares Authorized	200,000,000		200,000,000
Sold	8,850,144	211,406,392	10,998,704	231,930,600
Issued in reinvestment of distributions	915,571	19,922,827	—	—
Redeemed	(14,746,186)	(352,236,250)	(15,090,587)	(318,897,294)
	(4,980,471)	(120,907,031)	(4,091,883)	(86,966,694)
B Class/Shares Authorized	35,000,000		35,000,000
Sold	2,503	57,164	1,456	31,946
Issued in reinvestment of distributions	2,775	59,744	—	—
Redeemed	(28,873)	(669,324)	(39,468)	(846,918)
	(23,595)	(552,416)	(38,012)	(814,972)
C Class/Shares Authorized	35,000,000		35,000,000
Sold	1,063,202	23,407,917	1,184,385	23,287,065
Issued in reinvestment of distributions	106,299	2,131,290	—	—
Redeemed	(1,493,875)	(32,586,225)	(1,565,557)	(30,740,596)
	(324,374)	(7,047,018)	(381,172)	(7,453,531)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	732,975	17,538,607	835,511	17,682,981
Issued in reinvestment of distributions	38,176	839,874	—	—
Redeemed	(606,808)	(14,830,736)	(632,717)	(13,463,879)
	164,343	3,547,745	202,794	4,219,102
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,514	71,776
Net increase (decrease)	(10,325,181)	$(258,823,703)	(9,029,872)	$(190,310,717)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

21

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$4,073,507,055	—	—
Foreign Common Stocks	316,372,333	$ 54,648,137	—
Temporary Cash Investments	5,383,340	74,464,282	—
Total Value of Investment Securities	$4,395,262,728	$129,112,419	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$ 482,668	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $482,668 in unrealized gain on forward foreign currency exchange contracts. For the year ended October 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(2,416,371) in net realized gain (loss) on foreign currency transactions and $535,638 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

22

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$80,163,129	—

The reclassifications, which are primarily due to net operating losses and tax equalization, were made to capital $33,328,252, accumulated net investment loss $29,819,781, and undistributed net realized gains $(63,148,033).

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,075,528,873
Gross tax appreciation of investments	$1,465,916,172
Gross tax depreciation of investments	(17,069,898)
Net tax appreciation (depreciation) of investments	$1,448,846,274
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(3,440)
Net tax appreciation (depreciation)	$1,448,842,834
Undistributed ordinary income	$11,035,784
Accumulated long-term gains	$499,466,256

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales and return of capital dividends received.

10. Subsequent Event

On September 12, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Vista Fund (Vista), one fund in a series issued by the corporation, were transferred to Heritage Fund (Heritage) in exchange for shares of Heritage. The financial statements and performance history of Heritage survived after the reorganization. The reorganization was effective at the close of the NYSE on December 6, 2013. Vista’s annual report dated October 31, 2013, is available at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$22.44	(0.07)	6.55	6.48	—	(0.47)	(0.47)	$28.45	29.43%	1.00%	(0.29)%	70%	$3,016,930
2012	$20.51	(0.06)	1.99	1.93	—	—	—	$22.44	9.41%	1.01%	(0.28)%	72%	$2,499,048
2011	$19.21	(0.07)	1.37	1.30	—	—	—	$20.51	6.77%	1.01%	(0.35)%	95%	$2,395,881
2010	$14.32	(0.07)	4.96	4.89	—	—	—	$19.21	34.15%	1.01%	(0.45)%	114%	$1,886,729
2009	$13.15	(0.02)	1.32	1.30	(0.13)	—	(0.13)	$14.32	10.16%	1.01%	(0.19)%	155%	$1,342,418
Institutional Class
2013	$23.01	(0.02)	6.73	6.71	—	(0.47)	(0.47)	$29.25	29.70%	0.80%	(0.09)%	70%	$243,548
2012	$20.99	(0.01)	2.03	2.02	—	—	—	$23.01	9.62%	0.81%	(0.08)%	72%	$187,984
2011	$19.62	(0.03)	1.40	1.37	—	—	—	$20.99	6.98%	0.81%	(0.15)%	95%	$156,681
2010	$14.60	(0.04)	5.07	5.03	(0.01)	—	(0.01)	$19.62	34.44%	0.81%	(0.25)%	114%	$115,261
2009	$13.41	—(3)	1.34	1.34	(0.15)	—	(0.15)	$14.60	10.33%	0.81%	0.01%	155%	$92,343
A Class
2013	$21.74	(0.13)	6.34	6.21	—	(0.47)	(0.47)	$27.48	29.13%	1.25%	(0.54)%	70%	$1,092,574
2012	$19.92	(0.11)	1.93	1.82	—	—	—	$21.74	9.08%	1.26%	(0.53)%	72%	$972,795
2011	$18.70	(0.12)	1.34	1.22	—	—	—	$19.92	6.58%	1.26%	(0.60)%	95%	$973,051
2010	$13.98	(0.11)	4.83	4.72	—	—	—	$18.70	33.76%	1.26%	(0.70)%	114%	$803,692
2009	$12.84	(0.06)	1.30	1.24	(0.10)	—	(0.10)	$13.98	9.89%	1.26%	(0.44)%	155%	$518,768

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$21.54	(0.30)	6.25	5.95	—	(0.47)	(0.47)	$27.02	28.17%	2.00%	(1.29)%	70%	$3,189
2012	$19.89	(0.27)	1.92	1.65	—	—	—	$21.54	8.30%	2.01%	(1.28)%	72%	$3,051
2011	$18.81	(0.28)	1.36	1.08	—	—	—	$19.89	5.74%	2.01%	(1.35)%	95%	$3,574
2010	$14.16	(0.24)	4.89	4.65	—	—	—	$18.81	32.84%	2.01%	(1.45)%	114%	$3,997
2009	$13.01	(0.16)	1.33	1.17	(0.02)	—	(0.02)	$14.16	8.99%	2.01%	(1.19)%	155%	$3,425
C Class
2013	$20.09	(0.28)	5.82	5.54	—	(0.47)	(0.47)	$25.16	28.10%	2.00%	(1.29)%	70%	$139,064
2012	$18.55	(0.25)	1.79	1.54	—	—	—	$20.09	8.30%	2.01%	(1.28)%	72%	$117,580
2011	$17.55	(0.26)	1.26	1.00	—	—	—	$18.55	5.75%	2.01%	(1.35)%	95%	$115,641
2010	$13.21	(0.22)	4.56	4.34	—	—	—	$17.55	32.85%	2.01%	(1.45)%	114%	$85,381
2009	$12.13	(0.14)	1.24	1.10	(0.02)	—	(0.02)	$13.21	9.07%	2.01%	(1.19)%	155%	$51,745
R Class
2013	$21.99	(0.20)	6.40	6.20	—	(0.47)	(0.47)	$27.72	28.74%	1.50%	(0.79)%	70%	$54,129
2012	$20.20	(0.16)	1.95	1.79	—	—	—	$21.99	8.86%	1.51%	(0.78)%	72%	$39,314
2011	$19.01	(0.18)	1.37	1.19	—	—	—	$20.20	6.26%	1.51%	(0.85)%	95%	$32,023
2010	$14.24	(0.16)	4.93	4.77	—	—	—	$19.01	33.50%	1.51%	(0.95)%	114%	$17,544
2009	$13.08	(0.11)	1.34	1.23	(0.07)	—	(0.07)	$14.24	9.58%	1.51%	(0.69)%	155%	$4,775
R6 Class
2013(4)	$27.22	—(3)	2.03	2.03	—	—	—	$29.25	7.46%	0.65%(5)	(0.07)%(5)	70%(6)	$74

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

32

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

33

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

34

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

36

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $107,384,928, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

The fund hereby designates $596,252 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund utilized earnings and profits of $27,818,051 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80471 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

New Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Improving U.S. Economic Environment, Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	34.44%(1)	16.37%	8.00%	7.77%	12/26/96
Russell 2500 Growth Index	—	37.60%	20.86%	9.84%	7.86%	—
Institutional Class	TWNIX	34.76%(1)	—	—	17.61%	3/1/10
A Class No sales charge* With sales charge*	TWNAX	34.03%(1) 26.37%	— —	— —	17.08% 15.21%	3/1/10
C Class	TWNCX	33.12%(1)	—	—	16.19%	3/1/10
R Class	TWNRX	33.67%(1)	—	—	16.76%	3/1/10

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.53%	1.33%	1.78%	2.53%	2.03%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jeffrey Otto

In January 2013, portfolio manager Stafford Southwick left the New Opportunities management team and portfolio manager Jeffrey Otto was promoted from Senior Analyst on the team.

Performance Summary

New Opportunities returned 34.44%* for the 12 months ended October 31, 2013. By comparison, the Russell 2500 Growth Index (the fund’s benchmark) returned 37.60%.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period. Although New Opportunities derived positive results from every sector in which it invested, its performance lagged that of the benchmark. Relative to the benchmark, stock selection in the information technology sector accounted for the bulk of underperformance. Positioning in the consumer staples and financials sectors also detracted. Stock choices in the industrials, energy, and materials sectors made the largest contributions to relative returns.

Information Technology Led Detractors

The information technology sector was the portfolio’s largest source of underperformance relative to the benchmark.

In the semiconductors and semiconductor equipment industry, an overweight position in Cirrus Logic detracted meaningfully. The supplier of integrated circuits, which is highly levered to Apple, experienced decelerating sales levels and decreasing margins. In the electronic equipment industry group, OSI Systems was a key detractor, as there was slower than expected growth in their security equipment and health care businesses.

Two software holdings trimmed results. Allot Communications, which provides data traffic optimization solutions for large telecom and cable customers using deep packet inspection, missed earnings expectations. An overweight position in FleetMatics Group detracted meaningfully. The company, which offers fleet management software, was impacted by an adverse short report during the period. The investment team has maintained an overweight position based on the company’s continued strong growth prospects. In the communications equipment space, Aruba Networks, which sells enterprise Wi-Fi networking products and services, was hurt by a slowdown in spending on enterprise networking equipment.

Consumer Staples, Financials Lagged

Underperformance in the consumer staples sector was largely attributable to positioning in the food products industry segment. Here, not holding Green Mountain Coffee Roasters hurt relative results as the company benefited from lower coffee costs and strong sales of its single-serve K cups. The financials sector was a source of relative underperformance. In the sector, stock selection among capital markets companies detracted.

* All fund returns referenced in this commentary are for Investor Class shares.

7

In terms of individual detractors, homebuilder MDC Holdings underperformed as an increase in interest rates resulted in slowing orders. Relative performance also suffered because the portfolio did not include shares of electric vehicle maker Tesla, which experienced strong demand for its cars.

Industrials Contributed

The industrials sector was a meaningful source of outperformance relative to the benchmark. In the sector, overweight holding WageWorks, which is a provider of programs for employee-directed health and spending account benefits, contributed meaningfully to relative performance. The company has benefited from the increased adoption of health savings accounts.

Food service equipment company Middleby added to relative returns. The maker of energy-efficient ovens benefited from restaurants’ drive to make their kitchens more efficient. Also in the sector, holdings in the commercial services and supplies group and the road and rail group contributed.

Energy, Materials Added

In the energy sector, oil and natural gas exploration company Gulfport Energy contributed. The company performed well due to better-than-expected well results in the Utica Shale in Ohio.

The materials sector was a source of gains versus the benchmark. Here, an underweight allocation to the metals and mining group drove relative results, as the portfolio avoided benchmark underperformers, including Allied Nevada Gold.

Apart from those sectors, Lithia Motors was a significant individual contributor. The automotive dealer that operates in small and rural markets benefited from the recovery in U.S. auto sales and also saw an increase in truck sales, due to a rise in residential construction.

Outlook

New Opportunities’ investment process focuses on small and mid-sized companies with accelerating earnings growth rates and share-price momentum. The investment team believes that active investing in such companies will generate outperformance over time compared with the Russell 2500 Growth Index.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Middleby Corp.	1.6%
Goodyear Tire & Rubber Co. (The)	1.4%
FleetCor Technologies, Inc.	1.4%
American Axle & Manufacturing Holdings, Inc.	1.4%
Sinclair Broadcast Group, Inc., Class A	1.3%
LKQ Corp.	1.1%
Gulfport Energy Corp.	1.1%
Fortune Brands Home & Security, Inc.	1.0%
Restoration Hardware Holdings, Inc.	1.0%
Conn’s, Inc.	1.0%

Top Five Industries	% of net assets
Software	7.3%
Specialty Retail	4.7%
Biotechnology	4.7%
Health Care Equipment and Supplies	4.4%
Internet Software and Services	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.2%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 - 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,165.20	$8.19	1.50%
Institutional Class	$1,000	$1,166.30	$7.10	1.30%
A Class	$1,000	$1,164.50	$9.55	1.75%
C Class	$1,000	$1,159.70	$13.61	2.50%
R Class	$1,000	$1,161.40	$10.90	2.00%
Hypothetical
Investor Class	$1,000	$1,017.64	$7.63	1.50%
Institutional Class	$1,000	$1,018.65	$6.61	1.30%
A Class	$1,000	$1,016.38	$8.89	1.75%
C Class	$1,000	$1,012.60	$12.68	2.50%
R Class	$1,000	$1,015.12	$10.16	2.00%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.6%
AEROSPACE AND DEFENSE — 2.5%
B/E Aerospace, Inc.(1)	19,096	$1,549,831
HEICO Corp.	7,813	418,594
TransDigm Group, Inc.	12,743	1,852,960
Triumph Group, Inc.	13,492	966,702
		4,788,087
AIRLINES — 0.9%
Copa Holdings SA Class A	5,800	867,332
Spirit Airlines, Inc.(1)	19,766	852,903
		1,720,235
AUTO COMPONENTS — 2.8%
American Axle & Manufacturing Holdings, Inc.(1)	141,120	2,626,243
Goodyear Tire & Rubber Co. (The)	129,564	2,718,253
		5,344,496
AUTOMOBILES — 0.4%
Winnebago Industries, Inc.(1)	25,452	754,906
BIOTECHNOLOGY — 4.7%
Acorda Therapeutics, Inc.(1)	7,758	237,472
Aegerion Pharmaceuticals, Inc.(1)	10,790	893,628
Alkermes plc(1)	16,758	589,714
Alnylam Pharmaceuticals, Inc.(1)	9,300	535,773
Celldex Therapeutics, Inc.(1)	13,310	304,932
Cepheid, Inc.(1)	9,769	397,794
Cubist Pharmaceuticals, Inc.(1)	8,634	535,308
Incyte Corp. Ltd.(1)	15,581	607,659
Isis Pharmaceuticals, Inc.(1)	12,231	406,925
Medivation, Inc.(1)	10,088	603,868
Myriad Genetics, Inc.(1)	12,121	295,510
NPS Pharmaceuticals, Inc.(1)	11,240	323,487
Opko Health, Inc.(1)	36,200	362,724
Pharmacyclics, Inc.(1)	7,594	900,952
Puma Biotechnology, Inc.(1)	6,530	250,164
Sarepta Therapeutics, Inc.(1)	5,430	211,444
Seattle Genetics, Inc.(1)	14,235	549,898
Theravance, Inc.(1)	10,560	386,919
United Therapeutics Corp.(1)	6,463	572,105
		8,966,276
BUILDING PRODUCTS — 2.7%
American Woodmark Corp.(1)	27,494	932,596
Apogee Enterprises, Inc.	34,831	1,089,514
Fortune Brands Home & Security, Inc.	46,359	1,997,146
Lennox International, Inc.	14,676	1,145,608
		5,164,864
CAPITAL MARKETS — 1.6%
Eaton Vance Corp.	12,915	539,976
HFF, Inc., Class A	28,030	688,136
Lazard Ltd. Class A	14,613	564,792
SEI Investments Co.	14,167	470,203
Triangle Capital Corp.	28,560	849,946
		3,113,053
CHEMICALS — 1.8%
Cabot Corp.	24,390	1,136,818
Chemtura Corp.(1)	50,290	1,232,105
International Flavors & Fragrances, Inc.	8,927	737,816
PolyOne Corp.	9,150	277,245
		3,383,984
COMMERCIAL BANKS — 2.7%
Cathay General Bancorp.	37,058	912,738
Central Pacific Financial Corp.	26,790	493,472
Home Bancshares, Inc.	38,076	1,290,015
Pinnacle Financial Partners, Inc.(1)	25,211	781,541
Renasant Corp.	16,750	480,390
Signature Bank(1)	5,474	557,363
WesBanco, Inc.	18,560	545,664
		5,061,183
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
G&K Services, Inc., Class A	13,956	870,854
Mobile Mini, Inc.(1)	19,483	703,726
US Ecology, Inc.	14,267	507,192
		2,081,772
COMMUNICATIONS EQUIPMENT — 0.4%
Plantronics, Inc.	6,569	282,073
Ubiquiti Networks, Inc.	14,700	567,126
		849,199
COMPUTERS AND PERIPHERALS — 0.4%
NCR Corp.(1)	21,985	803,552
CONSTRUCTION AND ENGINEERING — 1.1%
Chicago Bridge & Iron Co. NV New York Shares	11,720	868,335
MasTec, Inc.(1)	40,363	1,290,405
		2,158,740

12

Shares	Value

CONSTRUCTION MATERIALS — 1.7%
Caesarstone Sdot-Yam Ltd.(1)	24,730	$1,042,864
Eagle Materials, Inc.	13,416	1,006,334
Headwaters, Inc.(1)	78,802	687,941
Martin Marietta Materials, Inc.	5,440	533,610
		3,270,749
CONTAINERS AND PACKAGING — 2.0%
Ball Corp.	17,310	846,286
Crown Holdings, Inc.(1)	23,700	1,033,320
Packaging Corp. of America	10,346	644,349
Rock Tenn Co., Class A	6,220	665,602
Sealed Air Corp.	21,150	638,307
		3,827,864
DISTRIBUTORS — 1.7%
LKQ Corp.(1)	62,519	2,065,002
Pool Corp.	20,384	1,108,482
		3,173,484
DIVERSIFIED FINANCIAL SERVICES — 1.1%
CBOE Holdings, Inc.	15,970	774,545
MarketAxess Holdings, Inc.	20,515	1,338,193
		2,112,738
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
tw telecom, inc., Class A(1)	17,356	547,061
ELECTRIC UTILITIES — 0.3%
ITC Holdings Corp.	5,350	538,157
ELECTRICAL EQUIPMENT — 0.8%
EnerSys	15,110	1,002,548
Hubbell, Inc., Class B	5,564	598,353
		1,600,901
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.5%
Belden, Inc.	9,056	609,107
Cognex Corp.	26,744	835,750
FEI Co.	8,710	775,887
Littelfuse, Inc.	8,533	725,561
Trimble Navigation Ltd.(1)	29,234	835,215
Vishay Intertechnology, Inc.(1)	73,929	907,109
		4,688,629
ENERGY EQUIPMENT AND SERVICES — 2.8%
Dresser-Rand Group, Inc.(1)	7,537	458,024
Dril-Quip, Inc.(1)	11,613	1,363,599
Geospace Technologies Corp.(1)	7,900	769,618
Hornbeck Offshore Services, Inc.(1)	17,735	980,213
Matrix Service Co.(1)	23,915	497,193
Oceaneering International, Inc.	15,331	1,316,626
		5,385,273
FOOD AND STAPLES RETAILING — 0.5%
United Natural Foods, Inc.(1)	13,331	952,500
FOOD PRODUCTS — 2.2%
Annie’s, Inc.(1)	10,770	508,882
Flowers Foods, Inc.	18,305	463,849
Hain Celestial Group, Inc. (The)(1)	11,258	937,003
J&J Snack Foods Corp.	7,275	622,522
Snyders-Lance, Inc.	17,410	522,126
TreeHouse Foods, Inc.(1)	14,572	1,067,545
		4,121,927
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.4%
Align Technology, Inc.(1)	14,250	813,105
Cooper Cos., Inc. (The)	4,204	543,199
Cyberonics, Inc.(1)	5,173	298,793
DexCom, Inc.(1)	11,270	323,787
Haemonetics Corp.(1)	7,781	315,597
HeartWare International, Inc.(1)	2,898	210,279
IDEXX Laboratories, Inc.(1)	6,934	747,901
Insulet Corp.(1)	13,450	524,819
Mettler-Toledo International, Inc.(1)	5,645	1,396,912
ResMed, Inc.	17,342	897,275
Sirona Dental Systems, Inc.(1)	7,820	564,995
STERIS Corp.	17,612	795,886
Thoratec Corp.(1)	9,857	425,724
West Pharmaceutical Services, Inc.	10,560	510,576
		8,368,848
HEALTH CARE PROVIDERS AND SERVICES — 2.7%
Brookdale Senior Living, Inc.(1)	15,340	415,407
Centene Corp.(1)	8,074	453,436
Health Management Associates, Inc., Class A(1)	35,290	452,418
HealthSouth Corp.	11,127	390,669
Mednax, Inc.(1)	4,840	527,657
MWI Veterinary Supply, Inc.(1)	4,330	686,911
Patterson Cos., Inc.	11,230	477,387
Team Health Holdings, Inc.(1)	10,910	473,930
Tenet Healthcare Corp.(1)	12,830	605,448
Universal Health Services, Inc., Class B	8,330	671,065
		5,154,328

13

Shares	Value

HEALTH CARE TECHNOLOGY — 1.2%
athenahealth, Inc.(1)	5,296	$707,069
HMS Holdings Corp.(1)	23,466	495,836
Medidata Solutions, Inc.(1)	5,386	594,130
Veeva Systems, Inc. Class A(1)	14,380	559,526
		2,356,561
HOTELS, RESTAURANTS AND LEISURE — 2.6%
AFC Enterprises, Inc.(1)	14,253	635,399
Buffalo Wild Wings, Inc.(1)	4,160	593,133
Cedar Fair LP	9,041	414,530
Domino’s Pizza, Inc.	9,420	631,705
Papa John’s International, Inc.	18,957	1,434,476
Six Flags Entertainment Corp.	31,748	1,194,042
		4,903,285
HOUSEHOLD DURABLES — 1.9%
M.D.C. Holdings, Inc.	43,541	1,270,962
Ryland Group, Inc. (The)	18,600	747,720
Standard Pacific Corp.(1)	192,150	1,523,749
		3,542,431
INSURANCE — 0.6%
AMERISAFE, Inc.	17,299	666,012
Brown & Brown, Inc.	16,538	528,058
		1,194,070
INTERNET SOFTWARE AND SERVICES — 4.2%
58.Com, Inc. ADR(1)	8,895	214,547
Bankrate, Inc.(1)	71,500	1,204,060
comScore, Inc.(1)	46,470	1,241,679
CoStar Group, Inc.(1)	5,560	984,064
Criteo SA ADR(1)	2,596	91,665
Dealertrack Technologies, Inc.(1)	17,902	667,745
Pandora Media, Inc.(1)	14,708	369,612
Rocket Fuel, Inc.(1)	3,691	188,389
Shutterstock, Inc.(1)	7,773	550,328
Trulia, Inc.(1)	25,240	1,008,843
Web.com Group, Inc.(1)	57,636	1,553,290
		8,074,222
IT SERVICES — 4.1%
Alliance Data Systems Corp.(1)	4,700	1,114,182
FleetCor Technologies, Inc.(1)	23,191	2,675,082
Gartner, Inc.(1)	10,403	613,257
Global Payments, Inc.	7,986	475,007
iGATE Corp.(1)	26,450	842,168
MAXIMUS, Inc.	14,800	717,060
ServiceSource International, Inc.(1)	130,340	1,410,279
		7,847,035
LEISURE EQUIPMENT AND PRODUCTS — 1.0%
Brunswick Corp.	17,151	774,025
Polaris Industries, Inc.	8,499	1,112,944
		1,886,969
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Bruker Corp.(1)	17,328	354,358
Covance, Inc.(1)	13,780	1,230,003
PAREXEL International Corp.(1)	11,002	502,901
		2,087,262
MACHINERY — 3.8%
Chart Industries, Inc.(1)	4,257	457,500
Hyster-Yale Materials Handling, Inc.	3,456	271,089
ITT Corp.	33,085	1,314,467
Lincoln Electric Holdings, Inc.	8,804	609,589
Middleby Corp.(1)	13,434	3,058,250
Mueller Water Products, Inc. Class A	125,637	1,076,709
WABCO Holdings, Inc.(1)	6,317	541,240
		7,328,844
MEDIA — 2.4%
AMC Networks, Inc.(1)	16,770	1,175,410
Nexstar Broadcasting Group, Inc. Class A	13,800	612,582
Regal Entertainment Group, Class A	17,907	340,412
Sinclair Broadcast Group, Inc., Class A	79,036	2,533,894
		4,662,298
OIL, GAS AND CONSUMABLE FUELS — 2.2%
Athlon Energy, Inc.(1)	34,920	1,148,868
Gulfport Energy Corp.(1)	34,594	2,030,322
Kodiak Oil & Gas Corp.(1)	41,467	537,827
Rosetta Resources, Inc.(1)	8,675	519,979
		4,236,996
PERSONAL PRODUCTS — 0.8%
Herbalife Ltd.	8,834	572,620
Nu Skin Enterprises, Inc., Class A	5,293	618,910
Prestige Brands Holdings, Inc.(1)	12,183	380,475
		1,572,005
PHARMACEUTICALS — 1.7%
Endo Health Solutions, Inc.(1)	14,927	652,758
Jazz Pharmaceuticals plc(1)	7,271	659,770
Medicines Co. (The)(1)	10,439	354,091
Questcor Pharmaceuticals, Inc.	8,070	495,256

14

Shares	Value

Salix Pharmaceuticals Ltd.(1)	8,548	$613,319
ViroPharma, Inc.(1)	11,080	430,126
		3,205,320
PROFESSIONAL SERVICES — 2.4%
Equifax, Inc.	12,706	821,697
Huron Consulting Group, Inc.(1)	16,605	972,555
On Assignment, Inc.(1)	44,423	1,501,053
WageWorks, Inc.(1)	25,450	1,303,295
		4,598,600
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.6%
Federal Realty Investment Trust	4,106	425,382
National Retail Properties, Inc.	19,574	673,346
Omega Healthcare Investors, Inc.	15,746	523,397
Rayonier, Inc.	13,317	626,165
Sovran Self Storage, Inc.	6,913	528,775
Weingarten Realty Investors	10,251	325,264
		3,102,329
ROAD AND RAIL — 1.3%
Saia, Inc.(1)	22,973	747,312
Swift Transportation Co.(1)	80,704	1,758,540
		2,505,852
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Cavium Networks, Inc.(1)	17,156	691,559
Cree, Inc.(1)	12,980	788,535
Photronics, Inc.(1)	78,023	655,393
Power Integrations, Inc.	10,191	585,371
Semtech Corp.(1)	28,855	897,679
Skyworks Solutions, Inc.(1)	30,313	781,469
SunEdison, Inc.(1)	19,860	184,698
		4,584,704
SOFTWARE — 7.3%
ANSYS, Inc.(1)	6,206	542,715
Aspen Technology, Inc.(1)	41,745	1,595,911
Bottomline Technologies (de), Inc.(1)	38,706	1,216,143
CommVault Systems, Inc.(1)	4,637	362,057
Concur Technologies, Inc.(1)	3,927	410,764
Covisint Corp.(1)	54,442	668,003
FleetMatics Group plc(1)	17,940	569,595
Fortinet, Inc.(1)	21,231	426,955
Infoblox, Inc.(1)	10,795	479,838
Informatica Corp.(1)	33,000	1,273,800
Interactive Intelligence, Inc.(1)	13,371	821,648
Manhattan Associates, Inc.(1)	6,350	676,339
Monotype Imaging Holdings, Inc.	28,762	811,664
NetSuite, Inc.(1)	4,380	441,854
PROS Holdings, Inc.(1)	16,752	592,183
QLIK Technologies, Inc.(1)	7,695	194,991
Solera Holdings, Inc.	13,010	731,422
Splunk, Inc.(1)	9,490	595,118
TIBCO Software, Inc.(1)	17,292	424,692
Tyler Technologies, Inc.(1)	6,997	676,680
Ultimate Software Group, Inc.(1)	3,176	490,628
		14,003,000
SPECIALTY RETAIL — 4.7%
Cabela’s, Inc.(1)	6,354	376,919
Conn’s, Inc.(1)	30,679	1,854,239
GameStop Corp., Class A	19,400	1,063,508
Lithia Motors, Inc., Class A	19,073	1,198,738
Restoration Hardware Holdings, Inc.(1)	27,830	1,940,864
Tractor Supply Co.	8,982	640,866
Ulta Salon Cosmetics & Fragrance, Inc.(1)	6,404	825,155
Zale Corp.(1)	68,350	1,068,311
		8,968,600
TEXTILES, APPAREL AND LUXURY GOODS — 2.3%
Fifth & Pacific Cos., Inc.(1)	41,380	1,096,156
Fossil Group, Inc.(1)	9,115	1,157,058
Hanesbrands, Inc.	19,180	1,306,542
Under Armour, Inc. Class A(1)	10,682	866,844
		4,426,600
TRADING COMPANIES AND DISTRIBUTORS — 1.6%
DXP Enterprises, Inc.(1)	7,035	646,516
H&E Equipment Services, Inc.(1)	27,267	682,493
United Rentals, Inc.(1)	26,169	1,690,256
		3,019,265
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
RingCentral, Inc. Class A(1)	27,354	526,838
TOTAL COMMON STOCKS(Cost $141,040,671)		186,565,892

15

Shares	Value

Temporary Cash Investments — 2.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $853,258), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $837,507)		$837,505
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $1,026,042), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $1,005,006)		1,005,005
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $1,025,843), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $1,005,007)		1,005,006
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $1,025,848), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $1,005,007)		1,005,006
SSgA U.S. Government Money Market Fund	279,079	279,079
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,131,601)		4,131,601
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $145,172,272)		190,697,493
OTHER ASSETS AND LIABILITIES — 0.2%		370,452
TOTAL NET ASSETS — 100.0%		$191,067,945

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $145,172,272)	$190,697,493
Receivable for investments sold	1,779,121
Receivable for capital shares sold	3,838
Dividends and interest receivable	35,778
192,516,230

Liabilities
Payable for investments purchased	1,195,698
Payable for capital shares redeemed	10,504
Accrued management fees	241,880
Distribution and service fees payable	203
1,448,285

Net Assets	$191,067,945

Net Assets Consist of:
Capital (par value and paid-in surplus)	$156,803,267
Accumulated net investment loss	(1,483,655)
Accumulated net realized loss	(9,776,888)
Net unrealized appreciation	45,525,221
$191,067,945

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$190,490,326	17,431,259	$10.93
Institutional Class, $0.01 Par Value	$45,330	4,119	$11.01
A Class, $0.01 Par Value	$321,873	29,731	$10.83*
C Class, $0.01 Par Value	$117,451	11,154	$10.53
R Class, $0.01 Par Value	$92,965	8,668	$10.73

*Maximum offering price $11.49 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends	$1,487,513
Interest	2,048
1,489,561

Expenses:
Management fees	2,538,150
Distribution and service fees:
A Class	703
C Class	1,133
R Class	382
Directors’ fees and expenses	5,919
2,546,287

Net investment income (loss)	(1,056,726)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	26,351,491
Change in net unrealized appreciation (depreciation) on investments	24,716,488

Net realized and unrealized gain (loss)	51,067,979

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,011,253

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$(1,056,726)	$(363,859)
Net realized gain (loss)	26,351,491	5,704,469
Change in net unrealized appreciation (depreciation)	24,716,488	8,180,114
Net increase (decrease) in net assets resulting from operations	50,011,253	13,520,724

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(13,879,798)	(17,127,334)

Redemption Fees
Increase in net assets from redemption fees	5,437	2,645

Net increase (decrease) in net assets	36,136,892	(3,603,965)

Net Assets
Beginning of period	154,931,053	158,535,018
End of period	$191,067,945	$154,931,053

Accumulated net investment loss	$(1,483,655)	$(493,831)

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

20

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

21

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2013 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $130,999,273 and $145,324,382, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,105,428	$10,646,772	621,604	$4,915,018
Redeemed	(2,680,109)	(24,543,220)	(2,782,961)	(22,002,462)
	(1,574,681)	(13,896,448)	(2,161,357)	(17,087,444)
Institutional Class/Shares Authorized	25,000,000		25,000,000
A Class/Shares Authorized	25,000,000		25,000,000
Sold	13,453	127,738	8,432	64,452
Redeemed	(13,318)	(125,925)	(16,755)	(130,048)
	135	1,813	(8,323)	(65,596)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	5,823	51,750	2,447	18,044
Redeemed	(4,720)	(46,089)	(130)	(992)
	1,103	5,661	2,317	17,052
R Class/Shares Authorized	25,000,000		25,000,000
Sold	999	9,337	1,932	14,548
Redeemed	(15)	(161)	(726)	(5,894)
	984	9,176	1,206	8,654
Net increase (decrease)	(1,572,459)	$(13,879,798)	(2,166,157)	$(17,127,334)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$186,565,892	—	—
Temporary Cash Investments	279,079	$3,852,522	—
Total Value of Investment Securities	$186,844,971	$3,852,522	—

23

7. Risk Factors

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2013 and October 31, 2012.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$145,092,179
Gross tax appreciation of investments	$47,265,249
Gross tax depreciation of investments	(1,659,935)
Net tax appreciation (depreciation) of investments	$45,605,314
Undistributed ordinary income	—
Accumulated short-term capital losses	$(9,856,981)
Late-year ordinary loss deferral	$(1,483,655)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$8.13	(0.06)	2.86	2.80	$10.93	34.44%	1.50%	(0.62)%	79%	$190,490
2012	$7.47	(0.02)	0.68	0.66	$8.13	8.84%	1.50%	(0.22)%	63%	$154,517
2011	$6.86	(0.07)	0.68	0.61	$7.47	8.89%	1.50%	(0.95)%	107%	$158,117
2010	$5.06	(0.04)	1.84	1.80	$6.86	33.57%	1.51%	(0.59)%	181%	$146,747
2009	$5.12	(0.02)	(0.04)	(0.06)	$5.06	(1.17)%	1.50%	(0.51)%	206%	$119,287
Institutional Class
2013	$8.17	(0.04)	2.88	2.84	$11.01	34.76%	1.30%	(0.42)%	79%	$45
2012	$7.49	—(4)	0.68	0.68	$8.17	9.08%	1.30%	(0.02)%	63%	$34
2011	$6.87	(0.06)	0.68	0.62	$7.49	9.02%	1.30%	(0.75)%	107%	$31
2010(5)	$6.07	(0.01)	0.81	0.80	$6.87	13.18%	1.31%(6)	(0.29)%(6)	181%(7)	$28
A Class
2013	$8.08	(0.08)	2.83	2.75	$10.83	34.03%	1.75%	(0.87)%	79%	$322
2012	$7.44	(0.04)	0.68	0.64	$8.08	8.60%	1.75%	(0.47)%	63%	$239
2011	$6.85	(0.09)	0.68	0.59	$7.44	8.61%	1.75%	(1.20)%	107%	$282
2010(5)	$6.07	(0.03)	0.81	0.78	$6.85	12.85%	1.76%(6)	(0.67)%(6)	181%(7)	$121

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$7.91	(0.15)	2.77	2.62	$10.53	33.12%	2.50%	(1.62)%	79%	$117
2012	$7.34	(0.09)	0.66	0.57	$7.91	7.77%	2.50%	(1.22)%	63%	$80
2011	$6.81	(0.15)	0.68	0.53	$7.34	7.78%	2.50%	(1.95)%	107%	$57
2010(5)	$6.07	(0.06)	0.80	0.74	$6.81	12.19%	2.51%(6)	(1.46)%(6)	181%(7)	$40
R Class
2013	$8.02	(0.11)	2.82	2.71	$10.73	33.67%	2.00%	(1.12)%	79%	$93
2012	$7.40	(0.06)	0.68	0.62	$8.02	8.38%	2.00%	(0.72)%	63%	$62
2011	$6.84	(0.11)	0.67	0.56	$7.40	8.19%	2.00%	(1.45)%	107%	$48
2010(5)	$6.07	(0.04)	0.81	0.77	$6.84	12.69%	2.01%(6)	(0.99)%(6)	181%(7)	$29

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.

(5)	March 1, 2010 (commencement of sale) through October 31, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

32

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

33

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

34

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

36

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80467 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

NT Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

              Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during the 12 months ended October 31, 2013, with the S&P 500 Index reaching an all-time high in October. Improving economic growth and aggressive monetary policy by the Federal Reserve (Fed) and other leading central banks around the world helped support equities. Corporate profits reached a record high in nominal terms in the third quarter of 2013, though the rate of earnings growth slowed over the course of the fiscal year. Similarly, expectations for corporate earnings have also declined, according to analysts at Merrill Lynch.

Stocks experienced sharp volatility in May and June, when the Fed began to talk about cutting back, or “tapering,” its monthly bond purchases. The government shutdown and budget negotiations in Washington contributed further to market uncertainty. Nevertheless, signs of continued strength in the job and housing markets and Fed assurances that no tapering was imminent helped stocks rebound to new highs.

Every Sector in Russell 1000 Growth Index Enjoyed Double-Digit Gains

In that environment, there was little difference in performance by style among large- and mid-capitalization stocks, though growth outperformed value-oriented shares by a wide margin among small-cap stocks, as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, small- and mid-capitalization stocks did better than those of large-cap companies.

Within the Russell 1000 Growth Index, every sector produced double-digit gains. Health care stocks performed best, driven by gains in the biotechnology segment. Consumer discretionary stocks made up the next-best performing sector led by auto-related stocks and internet and catalog retailers. Industrials, energy, and materials shares all produced returns in excess of the index. The information technology sector gained the least, weighed down by poor performance among computers and peripherals stocks. Telecommunication services, utilities, and consumer staples also lagged the index.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception		Inception Date
Institutional Class	ACLTX	26.05%	15.76%	8.02%		5/12/06
Russell 1000 Growth Index	—	28.30%	17.50%	7.96%		—
R6 Class	ACDTX	—	—	7.30	%(1)	7/26/13

(1)  Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.77%	0.62%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth returned 26.05%* in the 12 months ended October 31, 2013. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 28.30%.

In terms of NT Growth’s absolute returns, consumer discretionary and health care shares contributed most. No sector detracted in absolute terms. Relative to the benchmark, stock selection made consumer discretionary stocks the leading detractors. Stock choices meant energy shares contributed most to relative performance.

Consumer Discretionary Detracted Most

Stock selection detracted most from relative results in the consumer discretionary sector. Two of the leading detractors for the year were online travel providers Expedia, in which the portfolio held an overweight position, and priceline.com, to which the fund had no exposure. Unfortunately, Expedia lagged and priceline.com did relatively well. We believed Expedia would realize greater efficiencies and profits as a result of its business model; however, that did not materialize and we eliminated the position. Elsewhere in the sector, select textiles and apparel and retail holdings also detracted. Multiline retailer Target is a good example. Though the stock underperformed, we expect profit improvement out of the company’s Canadian operations and continue to like its focus on returning equity to shareholders in the form of dividends and share buybacks, as well as its decision to cut capital expenditures and sell its credit card division.

Materials Underperformed

Positioning in the materials sector detracted from performance largely as a result of stock selection decisions in the chemicals industry. It also hurt to hold a stake in Coeur Mining, which underperformed as a result of the collapse in precious metals prices. We eliminated the position because the economics of our investment thesis no longer hold up with gold and silver trading at such low levels. The financials sector also detracted, largely as a result of positioning in the capital markets and consumer finance industries.

In terms of individual detractors, real estate investment trust American Campus Communities, which focuses on student housing, underperformed as a result of changes in lease rates. We eliminated the position. It also detracted from relative results to be underrepresented in shares of Facebook. We initiated a position in the company, but held less than the benchmark on average over the course of the period.

Energy, Health Care Helped Most

The leading contribution to relative performance came from positioning in the energy sector. Independent oil and gas producers Noble Energy and EOG Resources were key contributors, benefiting from continued successful development and production at key projects and properties. Another source of strength was energy equipment and services firm Oceaneering International.

* All fund returns referenced in this commentary are for Institutional Class shares.

6

The company, which makes remotely operated vehicles and other equipment for underwater drilling, benefited from the continuing expansion of deep-water drilling and exploration activity.

Positioning in the health care sector also made a significant contribution to relative results. The leading contributor here was Gilead Sciences, with investors enthused about developments in the company’s hepatitis C treatment. Other biopharmaceutical companies to make notable contributions were Regeneron Pharmaceuticals and Alexion Pharmaceuticals. Both benefited from positive product launches and development of drugs in their pipelines. It was a similar story for Bristol-Myers Squibb, which enjoyed good trial results for its immuno-oncology treatments.

Other Notable Contributors

One of the largest contributions to relative performance came as a result of being underrepresented in shares of IBM, which suffered from disappointing hardware sales. A position in MasterCard contributed to performance, as the electronic payment processor continued to benefit from the rising trend of electronic rather than cash transactions. Entertainment companies CBS and Viacom did well thanks to rising licensing revenues for content in the former case, and continued strong ratings momentum for animated and live-action shows, in the latter case.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2013, the portfolio’s largest underweight position was in the telecommunications sector. In part, this reflected the elimination of a stake in diversified telecommunication provider Verizon, as well as eliminating exposure to wireless providers and tower companies. We see increasing competition in the wireless space and slowing growth in the tower space, so we are closing out these positions after a period of solid performance while valuations are still relatively high.

The largest overweight sector relative to the benchmark was information technology. In part, this reflects a recently initiated position in Facebook. After reporting better-than-expected mobile revenue, we believe the company addressed the key question about its ability to generate revenue from mobile users, not just those on the desktop.

7

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	4.8%
Google, Inc., Class A	4.3%
PepsiCo, Inc.	3.0%
Coca-Cola Co. (The)	2.7%
Schlumberger Ltd.	2.5%
Comcast Corp., Class A	2.5%
MasterCard, Inc., Class A	2.4%
QUALCOMM, Inc.	2.0%
Bristol-Myers Squibb Co.	1.8%
Oracle Corp.	1.7%

Top Five Industries	% of net assets
Internet Software and Services	6.6%
Beverages	6.3%
Media	6.1%
Computers and Peripherals	6.0%
Aerospace and Defense	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Exchange-Traded Funds	0.3%
Total Equity Exposure	97.6%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.3)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid During Period(1) 5/1/13 - 10/31/13		Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,126.40		$4.13		0.77%
R6 Class	$1,000	$1,073.00	(2)	$1.73	(3)	0.62%
Hypothetical
Institutional Class	$1,000	$1,021.32		$3.92		0.77%
R6 Class	$1,000	$1,022.08	(4)	$3.16	(4)	0.62%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.3%
AEROSPACE AND DEFENSE — 5.7%
Boeing Co. (The)	127,191	$ 16,598,426
Honeywell International, Inc.	194,689	16,885,377
Precision Castparts Corp.	45,820	11,613,079
United Technologies Corp.	117,245	12,457,281
		57,554,163
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	156,723	15,396,468
AIRLINES — 0.3%
Alaska Air Group, Inc.	44,015	3,110,100
AUTOMOBILES — 1.4%
Harley-Davidson, Inc.	144,871	9,277,539
Tesla Motors, Inc.(1)	30,039	4,804,438
		14,081,977
BEVERAGES — 6.3%
Beam, Inc.	51,496	3,465,681
Brown-Forman Corp., Class B	41,266	3,011,593
Coca-Cola Co. (The)	689,031	27,264,957
PepsiCo, Inc.	356,339	29,964,546
		63,706,777
BIOTECHNOLOGY — 4.7%
Alexion Pharmaceuticals, Inc.(1)	65,751	8,084,085
Amgen, Inc.	126,348	14,656,368
Gilead Sciences, Inc.(1)	242,277	17,199,244
Regeneron Pharmaceuticals, Inc.(1)	25,206	7,249,246
		47,188,943
CAPITAL MARKETS — 1.8%
Franklin Resources, Inc.	197,868	10,657,171
State Street Corp.	107,702	7,546,679
		18,203,850
CHEMICALS — 2.7%
LyondellBasell Industries NV, Class A	154,173	11,501,306
Monsanto Co.	152,328	15,976,160
		27,477,466
COMMERCIAL BANKS — 0.7%
SunTrust Banks, Inc.	217,880	7,329,483
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
Tyco International Ltd.	180,375	6,592,706
COMMUNICATIONS EQUIPMENT — 3.6%
Ciena Corp.(1)	198,066	4,608,996
Cisco Systems, Inc.	276,671	6,225,097
F5 Networks, Inc.(1)	59,861	4,879,270
QUALCOMM, Inc.	287,504	19,972,903
		35,686,266
COMPUTERS AND PERIPHERALS — 6.0%
Apple, Inc.	92,876	48,513,779
NetApp, Inc.	166,272	6,453,016
Seagate Technology plc	104,627	5,093,242
		60,060,037
CONSUMER FINANCE — 1.4%
American Express Co.	166,074	13,584,853
ELECTRICAL EQUIPMENT — 0.9%
Rockwell Automation, Inc.	79,388	8,765,229
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Trimble Navigation Ltd.(1)	131,013	3,743,041
ENERGY EQUIPMENT AND SERVICES — 3.7%
Core Laboratories NV	18,425	3,449,528
Oceaneering International, Inc.	94,265	8,095,478
Schlumberger Ltd.	267,991	25,116,117
		36,661,123
FOOD AND STAPLES RETAILING — 2.0%
Costco Wholesale Corp.	109,790	12,955,220
Whole Foods Market, Inc.	107,914	6,812,611
		19,767,831
FOOD PRODUCTS — 1.4%
Hershey Co. (The)	43,111	4,278,336
Mead Johnson Nutrition Co.	122,774	10,025,725
Pinnacle Foods, Inc.	6,161	166,901
		14,470,962
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.3%
CareFusion Corp.(1)	51,727	2,005,456
DENTSPLY International, Inc.	81,716	3,848,824
IDEXX Laboratories, Inc.(1)	29,821	3,216,493
Intuitive Surgical, Inc.(1)	11,209	4,164,143
ResMed, Inc.	5,748	297,401
		13,532,317
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Cardinal Health, Inc.	118,548	6,954,026
Express Scripts Holding Co.(1)	159,852	9,993,947
		16,947,973
HEALTH CARE TECHNOLOGY — 0.3%
Veeva Systems, Inc. Class A(1)	65,806	2,560,511

11

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 3.6%
Chipotle Mexican Grill, Inc.(1)	13,850	$ 7,298,535
Las Vegas Sands Corp.	149,262	10,481,178
Marriott International, Inc. Class A	152,002	6,852,250
Starbucks Corp.	143,969	11,668,687
		36,300,650
HOUSEHOLD DURABLES — 1.0%
Mohawk Industries, Inc.(1)	76,417	10,119,139
HOUSEHOLD PRODUCTS — 1.6%
Colgate-Palmolive Co.	46,393	3,003,019
Procter & Gamble Co. (The)	158,783	12,821,727
		15,824,746
INDUSTRIAL CONGLOMERATES — 0.8%
Danaher Corp.	118,184	8,519,885
INSURANCE — 0.7%
MetLife, Inc.	149,724	7,083,442
INTERNET AND CATALOG RETAIL — 0.6%
Amazon.com, Inc.(1)	16,059	5,845,958
INTERNET SOFTWARE AND SERVICES — 6.6%
Facebook, Inc., Class A(1)	329,964	16,583,991
Google, Inc., Class A(1)	41,776	43,053,510
LinkedIn Corp., Class A(1)	30,541	6,831,105
		66,468,606
IT SERVICES — 2.4%
MasterCard, Inc., Class A	33,276	23,862,220
LIFE SCIENCES TOOLS AND SERVICES — 0.5%
Waters Corp.(1)	45,277	4,569,355
MACHINERY — 1.3%
Lincoln Electric Holdings, Inc.	39,908	2,763,230
Parker-Hannifin Corp.	66,353	7,744,722
WABCO Holdings, Inc.(1)	31,532	2,701,662
		13,209,614
MEDIA — 6.1%
CBS Corp., Class B	187,931	11,114,239
Comcast Corp., Class A	526,454	25,048,681
Discovery Communications, Inc. Class C(1)	76,080	6,292,577
Scripps Networks Interactive, Inc. Class A	93,216	7,503,888
Viacom, Inc., Class B	138,938	11,572,146
		61,531,531
MULTILINE RETAIL — 1.1%
Target Corp.	170,450	11,043,456
OIL, GAS AND CONSUMABLE FUELS — 2.4%
EOG Resources, Inc.	83,181	14,839,490
Noble Energy, Inc.	125,801	9,426,269
		24,265,759
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	95,820	6,799,387
PHARMACEUTICALS — 4.3%
AbbVie, Inc.	263,990	12,790,315
Allergan, Inc.	59,714	5,410,685
Bristol-Myers Squibb Co.	347,382	18,244,503
Zoetis, Inc.	218,233	6,909,257
		43,354,760
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.5%
CBRE Group, Inc.(1)	217,808	5,059,680
ROAD AND RAIL — 1.3%
Union Pacific Corp.	84,272	12,758,781
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.9%
Altera Corp.	214,232	7,198,195
Freescale Semiconductor Ltd.(1)	170,382	2,630,698
Linear Technology Corp.	223,117	9,179,034
		19,007,927
SOFTWARE — 5.7%
Cadence Design Systems, Inc.(1)	162,908	2,112,917
CommVault Systems, Inc.(1)	49,028	3,828,106
Electronic Arts, Inc.(1)	303,235	7,959,919
Microsoft Corp.	399,154	14,110,094
NetSuite, Inc.(1)	28,326	2,857,527
Oracle Corp.	516,860	17,314,810
Splunk, Inc.(1)	51,771	3,246,559
VMware, Inc., Class A(1)	67,013	5,446,817
		56,876,749
SPECIALTY RETAIL — 5.3%
Best Buy Co., Inc.	196,141	8,394,835
Foot Locker, Inc.	68,862	2,389,511
GNC Holdings, Inc. Class A	111,489	6,557,783
Home Depot, Inc. (The)	194,857	15,177,412
Lowe’s Cos., Inc.	271,456	13,513,080
Urban Outfitters, Inc.(1)	202,847	7,683,844
		53,716,465
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
Hanesbrands, Inc.	58,176	3,962,949
TOTAL COMMON STOCKS (Cost $732,631,681)		976,603,135

12

	Shares	Value
Exchange-Traded Funds — 0.3%
iShares Russell 1000 Growth Index Fund (Cost $2,926,211)	40,115	$ 3,272,983
Temporary Cash Investments — 2.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $5,657,803), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $5,553,356)		5,553,345
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $6,803,505), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $6,664,021)		6,664,015
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $6,802,184), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $6,664,019)		6,664,015

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at

$6,802,218), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $6,664,024)

		$ 6,664,015
SSgA U.S. Government Money Market Fund	1,850,524	1,850,524
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,395,914)		27,395,914
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $762,953,806)		1,007,272,032
OTHER ASSETS AND LIABILITIES — (0.3)%		(3,372,045)
TOTAL NET ASSETS — 100.0%		$1,003,899,987

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $762,953,806)	$1,007,272,032
Receivable for investments sold	20,656,398
Dividends and interest receivable	464,941
1,028,393,371

Liabilities
Payable for investments purchased	23,835,018
Payable for capital shares redeemed	29,920
Accrued management fees	628,446
24,493,384

Net Assets	$1,003,899,987

Net Assets Consist of:
Capital (par value and paid-in surplus)	$722,512,802
Undistributed net investment income	4,660,845
Undistributed net realized gain	32,407,042
Net unrealized appreciation	244,319,298
$1,003,899,987

	Net assets	Shares outstanding	Net asset value per share
Institutional Class, $0.01 Par Value	$995,575,383	64,554,764	$15.42
R6 Class, $0.01 Par Value	$8,324,604	539,570	$15.43

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,073)	$ 13,313,890
Interest	5,638
13,319,528

Expenses:
Management fees	6,270,851
Directors’ fees and expenses	28,498
Other expenses	198
6,299,547

Net investment income (loss)	7,019,981

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	40,236,779
Futures contract transactions	72,241
40,309,020

Change in net unrealized appreciation (depreciation) on:
Investments	145,709,613
Translation of assets and liabilities in foreign currencies	113
145,709,726

Net realized and unrealized gain (loss)	186,018,746

Net Increase (Decrease) in Net Assets Resulting from Operations	$193,038,727

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$ 7,019,981	$ 3,955,607
Net realized gain (loss)	40,309,020	18,575,373
Change in net unrealized appreciation (depreciation)	145,709,726	26,570,366
Net increase (decrease) in net assets resulting from operations	193,038,727	49,101,346

Distributions to Shareholders
From net investment income:
Institutional Class	(5,233,236)	(3,102,332)
From net realized gains:
Institutional Class	(21,042,732)	(11,931,445)
Decrease in net assets from distributions	(26,275,968)	(15,033,777)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	201,230,763	139,994,045

Net increase (decrease) in net assets	367,993,522	174,061,614

Net Assets
Beginning of period	635,906,465	461,844,851
End of period	$1,003,899,987	$635,906,465

Undistributed net investment income	$4,660,845	$2,938,469

See Notes to Financial Statements.

16

Notes to Financial Statements

October 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

17

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The effective annual management fee for each class for the period ended October 31, 2013 was 0.77% for the Institutional Class and 0.62% for the R6 Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $779,079,704 and $617,638,321, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	300,000,000		150,000,000
Sold	14,965,867	$201,231,386	16,207,107	$204,409,917
Issued in reinvestment of distributions	2,082,089	26,275,968	1,326,900	15,033,777
Redeemed	(2,473,143)	(34,535,500)	(6,301,169)	(79,449,649)
	14,574,813	192,971,854	11,232,838	139,994,045
R6 Class/Shares Authorized	50,000,000		N/A
Sold	542,537	8,303,599
Redeemed	(2,967)	(44,690)
	539,570	8,258,909
Net increase (decrease)	15,114,383	$201,230,763	11,232,838	$139,994,045

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$976,603,135	—	—
Exchange-Traded Funds	3,272,983	—	—
Temporary Cash Investments	1,850,524	$25,545,390	—
Total Value of Investment Securities	$981,726,642	$25,545,390	—

20

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2013, the effect of equity price risk derivative instruments on the Statement of Operations was $72,241 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$5,216,535	$3,102,332
Long-term capital gains	$21,059,433	$11,931,445

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$770,777,032
Gross tax appreciation of investments	$238,751,310
Gross tax depreciation of investments	(2,256,310)
Net tax appreciation (depreciation) of investments	$236,495,000
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$1,072
Net tax appreciation (depreciation)	$236,496,072
Undistributed ordinary income	$12,139,005
Accumulated long-term gains	$32,752,108

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$12.72	0.12		3.08	3.20	(0.10)	(0.40)	(0.50)	$15.42	26.05%	0.77%	0.85%	77%	$995,575
2012	$11.92	0.09		1.09	1.18	(0.08)	(0.30)	(0.38)	$12.72	10.33%	0.77%	0.71%	87%	$635,906
2011	$11.06	0.09		0.85	0.94	(0.08)	—	(0.08)	$11.92	8.48%	0.78%	0.78%	95%	$461,845
2010	$9.34	0.06		1.71	1.77	(0.05)	—	(0.05)	$11.06	18.94%	0.79%	0.63%	95%	$340,417
2009	$8.13	0.06		1.21	1.27	(0.06)	—	(0.06)	$9.34	15.88%	0.80%	0.67%	132%	$208,337
R6 Class
2013(3)	$14.38	—	(4)	1.05	1.05	—	—	—	$15.43	7.30%	0.62% (5)	0.09% (5)	77% (6)	$8,325

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments

28

funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

29

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not

30

derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

32

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $5,216,535, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $21,059,433, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80475 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

NT Heritage Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Improving U.S. Economic Environment,
Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLWX	30.38%(1)	13.04%	4.71%	5/12/06
Russell Midcap Growth Index	—	33.93%	20.31%	7.73%	—
R6 Class	ACDUX	—	—	6.97%(2)	7/26/13

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Effective October 11, 2013, NT Vista was renamed NT Heritage. At that time, David Hollond and Greg Walsh became the portfolio managers of the fund.

Performance Summary

NT Heritage returned 30.38%* for the 12 months ended October 31, 2013, lagging the 33.93% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period. Price momentum and acceleration, two factors that the NT Heritage team looks for in portfolio holdings, returned to favor during the reporting period.

Although NT Heritage delivered solid gains and derived positive results from each sector in which it invested, its returns trailed those of the benchmark. Within the portfolio, stock decisions in the health care, consumer discretionary, consumer staples, and energy sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the information technology, materials, and financials sectors contributed to relative returns.

Health Care, Consumer Discretionary Detracted

The health care sector was home to the portfolio’s largest individual detractor, pharmacy benefit manager Catamaran. The company lost some of its legacy business, as Walgreens shifted its employees to a private exchange rather than provide coverage options. This is a small part of Catamaran’s customer base and is a less profitable business. The investment team is interested in the company’s relationship with Cigna, which should provide higher margins due to the use of generic drugs in this pipeline. However, there is uncertainty due to recent health care reform. Elsewhere in the sector, positioning in the biotechnology and pharmaceuticals industry groups detracted.

Within the consumer discretionary sector, an underweight position in Netflix hurt relative returns, as the company achieved higher-than-expected subscriber growth and exceeded analysts’ expectations for earnings.

In the household durables group, a position in Toll Brothers detracted as rising interest rates resulted in slowing housing demand. Elsewhere in the sector, positioning in the hotels, restaurants, and leisure group, as well as the media group, detracted.

Consumer Staples, Energy Lagged

Positioning in the consumer staples sector hurt results versus the benchmark. In the sector, stock decisions in the food staples and retailing group and the food products group detracted from relative results.

In the energy sector, the portfolio recently began acquiring shares of Pioneer Natural Resources. The company’s share price has gained considerably, as investors are looking more favorably at shale again and the company has a strong presence in the Permian Basin. This was a relative detractor because the position was underweight relative to the benchmark and was not held for the entire period. Stock decisions in the energy equipment and services industry segment also curbed relative returns.

*All fund returns referenced in this commentary are for Institutional Class shares.

6

In terms of individual detractors apart from these sectors, a position in data storage and analysis firm Teradata trimmed relative results. The stock slumped after reporting slightly disappointing earnings.

Information Technology Led Contributors

Information technology holding Alliance Data Systems was NT Heritage’s top contributing security. The provider of loyalty programs and marketing solutions performed well as it exhibited solid receivables growth.

An overweight position in big-data company Splunk helped. The company’s ability to capture and index machine-generated data allows developers to find new use cases, which in turn creates additional data for indexing. Because the company is paid on new data being captured and indexed, its model provides opportunity for sustainable acceleration of earnings within this secular big-data trend.

Business social networking site LinkedIn was a key contributor. Although the company warned that margins would be squeezed as it spends to expand engagement on the site, LinkedIn continued to gain market share in the recruiter market and benefited from self-service advertising. Elsewhere in the sector, stock decisions in the semiconductors and semiconductor equipment group added to relative results.

Materials, Financials Added

Positioning in the materials sector added to relative returns. Largely avoiding the metals and mining industry contributed, as did stock selection in the containers and packaging industry.

In the financials sector, an overweight position in Affiliated Managers Group contributed. The asset management company benefited from top-line growth, rising assets under management, and a healthy balance sheet.

The portfolio held a significantly underweight allocation to the real estate investment trust (REIT) segment. This decision helped relative performance as these companies collectively underperformed the benchmark.

Apart from these sectors, individual contributors included an overweight stake in Kansas City Southern, which benefited from robust demand for crude oil transportation by rail, as well as increased transportation volumes of goods manufactured at plants in Mexico.

Outlook

NT Heritage’s investment process focuses on medium-sized and smaller companies with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. During the reporting period, the environment for this process became more favorable. The investment team believes that active investing in such companies will generate attractive absolute and relative investment performance over time.

As of October 31, 2013, the investment team saw attractive opportunities in home-related sectors (particularly remodeling-focused stocks such as Lumber Liquidators), media companies, the energy renaissance (represented by companies such as Concho Resources), and information technology, focusing on companies that are disruptors/displacers (such as LinkedIn), that are taking the place of more traditional providers.

7

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Canadian Pacific Railway Ltd. New York Shares	2.9%
Alliance Data Systems Corp.	2.6%
SBA Communications Corp., Class A	2.5%
Electronic Arts, Inc.	2.5%
Whole Foods Market, Inc.	2.4%
Catamaran Corp.	2.1%
LinkedIn Corp., Class A	2.0%
Kansas City Southern	2.0%
Discovery Communications, Inc. Class A	1.7%
Constellation Brands, Inc., Class A	1.7%

Top Five Industries	% of net assets
Specialty Retail	8.4%
Software	6.2%
Road and Rail	4.9%
Textiles, Apparel and Luxury Goods	4.5%
Media	4.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.4%
Foreign Common Stocks*	8.2%
Total Common Stocks	97.6%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.8%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid During Period(1) 5/1/13 – 10/31/13		Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,149.90		$4.34		0.80%
R6 Class	$1,000	$1,069.70	(2)	$1.81	(3)	0.65%
Hypothetical
Institutional Class	$1,000	$1,021.17		$4.08		0.80%
R6 Class	$1,000	$1,021.93	(4)	$3.31	(4)	0.65%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 97.6%
AEROSPACE AND DEFENSE — 1.0%
B/E Aerospace, Inc.(1)	11,500	$933,340
TransDigm Group, Inc.	25,740	3,742,853
		4,676,193
AUTO COMPONENTS — 1.1%
BorgWarner, Inc.	49,635	5,118,858
AUTOMOBILES — 2.1%
Harley-Davidson, Inc.	81,070	5,191,723
Tesla Motors, Inc.(1)	27,081	4,331,335
		9,523,058
BEVERAGES — 2.5%
Brown-Forman Corp., Class B	51,720	3,774,526
Constellation Brands, Inc., Class A(1)	118,170	7,716,501
		11,491,027
BIOTECHNOLOGY — 2.8%
Aegerion Pharmaceuticals, Inc.(1)	23,970	1,985,195
BioMarin Pharmaceutical, Inc.(1)	43,810	2,752,144
Grifols SA	73,460	3,012,655
Incyte Corp. Ltd.(1)	46,820	1,825,980
Pharmacyclics, Inc.(1)	9,380	1,112,843
Regeneron Pharmaceuticals, Inc.(1)	8,390	2,412,964
		13,101,781
BUILDING PRODUCTS — 2.5%
Fortune Brands Home & Security, Inc.	141,110	6,079,019
Lennox International, Inc.	68,005	5,308,470
		11,387,489
CAPITAL MARKETS — 2.6%
Affiliated Managers Group, Inc.(1)	32,750	6,466,160
KKR & Co. LP	104,066	2,284,249
Lazard Ltd. Class A	81,560	3,152,294
		11,902,703
CHEMICALS — 3.2%
FMC Corp.	84,430	6,143,127
Sherwin-Williams Co. (The)	33,830	6,360,040
Westlake Chemical Corp.	22,870	2,456,695
		14,959,862
COMMERCIAL BANKS — 1.8%
East West Bancorp., Inc.	95,440	3,215,374
SVB Financial Group(1)	55,200	5,287,056
		8,502,430
COMMERCIAL SERVICES AND SUPPLIES — 0.9%
Stericycle, Inc.(1)	34,370	3,993,794
COMMUNICATIONS EQUIPMENT — 0.4%
Palo Alto Networks, Inc.(1)	45,840	1,932,614
COMPUTERS AND PERIPHERALS — 1.4%
NetApp, Inc.	162,090	6,290,713
CONSTRUCTION AND ENGINEERING — 2.9%
Chicago Bridge & Iron Co. NV New York Shares	34,030	2,521,283
MasTec, Inc.(1)	163,210	5,217,824
Quanta Services, Inc.(1)	192,270	5,808,476
		13,547,583
CONSUMER FINANCE — 0.9%
Discover Financial Services	83,100	4,311,228
CONTAINERS AND PACKAGING — 0.4%
Rock Tenn Co., Class A	18,560	1,986,106
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.0%
tw telecom, inc., Class A(1)	139,270	4,389,790
ELECTRICAL EQUIPMENT — 0.7%
Acuity Brands, Inc.	30,370	3,052,489
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.8%
FLIR Systems, Inc.	132,370	3,769,898
ENERGY EQUIPMENT AND SERVICES — 1.7%
Atwood Oceanics, Inc.(1)	33,151	1,761,313
Dril-Quip, Inc.(1)	27,950	3,281,889
Frank’s International NV(1)	93,410	2,857,412
		7,900,614
FOOD AND STAPLES RETAILING — 4.0%
Costco Wholesale Corp.	60,640	7,155,520
Whole Foods Market, Inc.	178,780	11,286,381
		18,441,901
FOOD PRODUCTS — 0.6%
Hain Celestial Group, Inc. (The)(1)	34,595	2,879,342
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.0%
Cooper Cos., Inc. (The)	32,830	4,241,964
Teleflex, Inc.	55,010	5,070,822
		9,312,786
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Catamaran Corp.(1)	210,840	9,901,046
HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp.(1)	53,480	2,996,485
Veeva Systems, Inc. Class A(1)	5,353	208,285
		3,204,770

11

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 2.4%
Chipotle Mexican Grill, Inc.(1)	7,700	$4,057,669
Noodles & Co.(1)	40,870	1,789,697
Wyndham Worldwide Corp.	79,380	5,270,832
		11,118,198
HOUSEHOLD DURABLES — 0.6%
Mohawk Industries, Inc.(1)	19,120	2,531,870
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	74,000	4,821,100
INTERNET AND CATALOG RETAIL — 3.1%
Ctrip.com International Ltd. ADR(1)	45,480	2,467,290
Netflix, Inc.(1)	7,740	2,495,995
priceline.com, Inc.(1)	4,450	4,689,543
TripAdvisor, Inc.(1)	55,680	4,605,293
		14,258,121
INTERNET SOFTWARE AND SERVICES — 2.8%
CoStar Group, Inc.(1)	14,975	2,650,425
LinkedIn Corp., Class A(1)	41,830	9,356,116
Xoom Corp.(1)	33,270	989,783
		12,996,324
IT SERVICES — 2.6%
Alliance Data Systems Corp.(1)	51,530	12,215,702
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Covance, Inc.(1)	54,150	4,833,429
MACHINERY — 3.9%
Flowserve Corp.	80,220	5,572,883
Middleby Corp.(1)	21,090	4,801,139
Pentair Ltd.	59,210	3,972,399
WABCO Holdings, Inc.(1)	44,040	3,773,347
		18,119,768
MEDIA — 4.3%
AMC Networks, Inc.(1)	60,820	4,262,874
Discovery Communications, Inc. Class A(1)	88,770	7,893,429
Lions Gate Entertainment Corp.(1)	112,390	3,886,446
Sirius XM Radio, Inc.	1,086,960	4,097,839
		20,140,588
OIL, GAS AND CONSUMABLE FUELS — 3.1%
Antero Resources Corp.(1)	42,996	2,428,844
Cabot Oil & Gas Corp.	96,090	3,393,899
Cobalt International Energy, Inc.(1)	71,320	1,655,337
Concho Resources, Inc.(1)	41,380	4,577,042
Pioneer Natural Resources Co.	11,899	2,436,677
		14,491,799
PHARMACEUTICALS — 3.6%
Actavis plc(1)	48,750	7,535,775
Perrigo Co.	30,900	4,260,801
Zoetis, Inc.	151,670	4,801,872
		16,598,448
ROAD AND RAIL — 4.9%
Canadian Pacific Railway Ltd. New York Shares	96,090	13,747,596
Kansas City Southern	75,410	9,163,823
		22,911,419
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
ARM Holdings plc	172,990	2,733,501
NXP Semiconductor NV(1)	83,140	3,501,857
Xilinx, Inc.	131,690	5,981,360
		12,216,718
SOFTWARE — 6.2%
CommVault Systems, Inc.(1)	58,400	4,559,872
Electronic Arts, Inc.(1)	441,070	11,578,087
NetSuite, Inc.(1)	74,240	7,489,331
Splunk, Inc.(1)	81,574	5,115,506
		28,742,796
SPECIALTY RETAIL — 8.4%
DSW, Inc., Class A	33,990	2,979,903
GNC Holdings, Inc. Class A	68,179	4,010,289
Lumber Liquidators Holdings, Inc.(1)	54,160	6,184,530
O’Reilly Automotive, Inc.(1)	40,160	4,972,210
PetSmart, Inc.	23,020	1,674,935
Restoration Hardware Holdings, Inc.(1)	34,020	2,372,555
Ross Stores, Inc.	94,540	7,312,669
Tractor Supply Co.	87,730	6,259,536
Ulta Salon Cosmetics & Fragrance, Inc.(1)	23,020	2,966,127
		38,732,754
TEXTILES, APPAREL AND LUXURY GOODS — 4.5%
Fifth & Pacific Cos., Inc.(1)	87,760	2,324,762
Hanesbrands, Inc.	77,963	5,310,840
Michael Kors Holdings Ltd.(1)	57,780	4,446,171
PVH Corp.	32,380	4,033,577
Under Armour, Inc. Class A(1)	55,420	4,497,333
		20,612,683
WIRELESS TELECOMMUNICATION SERVICES — 2.5%
SBA Communications Corp., Class A(1)	133,562	11,682,668
TOTAL COMMON STOCKS (Cost $352,674,015)		452,602,460

12

Value
Temporary Cash Investments — 1.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $1,553,092), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $1,524,421)	$1,524,418
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $1,867,592), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $1,829,304)	1,829,302
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $1,867,230), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $1,829,302)	1,829,301

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $1,867,239), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $1,829,304)		$1,829,301
SSgA U.S. Government Money Market Fund	507,977	507,977
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,520,299)		7,520,299
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $360,194,314)		460,122,759
OTHER ASSETS AND LIABILITIES — 0.8%		3,621,971
TOTAL NET ASSETS — 100.0%		$463,744,730

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	2,200,164	EUR	1,595,276	UBS AG	11/29/13	$34,060
USD	66,292	EUR	48,759	UBS AG	11/29/13	86
USD	2,013,921	GBP	1,246,177	Credit Suisse AG	11/29/13	16,177
USD	63,407	GBP	39,571	Credit Suisse AG	11/29/13	(30)
						$50,293

Notes to Schedule of Investments

ADR = American Depositary Receipt

EUR = Euro

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $360,194,314)	$460,122,759
Receivable for investments sold	5,021,084
Receivable for capital shares sold	147,489
Unrealized gain on forward foreign currency exchange contracts	50,323
Dividends and interest receivable	111,353
465,453,008

Liabilities
Payable for investments purchased	1,400,448
Payable for capital shares redeemed	2,540
Unrealized loss on forward foreign currency exchange contracts	30
Accrued management fees	305,260
1,708,278

Net Assets	$463,744,730

Net Assets Consist of:
Capital (par value and paid-in surplus)	$312,635,681
Distributions in excess of net investment income	(50,293)
Undistributed net realized gain	51,180,604
Net unrealized appreciation	99,978,738
$463,744,730

	Net assets	Shares outstanding	Net asset value per share
Institutional Class, $0.01 Par Value	$459,877,334	33,292,272	$13.81
R6 Class, $0.01 Par Value	$3,867,396	279,866	$13.82

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,770)	$2,670,968
Interest	4,792
2,675,760

Expenses:
Management fees	3,059,045
Directors’ fees and expenses	13,338
3,072,383

Net investment income (loss)	(396,623)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	56,852,186
Foreign currency transactions	(92,250)
56,759,936

Change in net unrealized appreciation (depreciation) on:
Investments	46,313,208
Translation of assets and liabilities in foreign currencies	57,670
46,370,878

Net realized and unrealized gain (loss)	103,130,814

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,734,191

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$(396,623)	$(63,225)
Net realized gain (loss)	56,759,936	(1,777,922)
Change in net unrealized appreciation (depreciation)	46,370,878	19,907,387
Net increase (decrease) in net assets resulting from operations	102,734,191	18,066,240

Distributions to Shareholders
From net investment income:
Institutional Class	(530,477)	—
From net realized gains:
Institutional Class	—	(3,557,528)
Decrease in net assets from distributions	(530,477)	(3,557,528)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	64,111,641	67,860,604

Net increase (decrease) in net assets	166,315,355	82,369,316

Net Assets
Beginning of period	297,429,375	215,060,059
End of period	$463,744,730	$297,429,375

Distributions in excess of net investment income	$(50,293)	$(36,846)

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (formerly NT VistaSM Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $481,802,135 and $422,139,655, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	6,738,647	$79,054,475	9,510,793	$98,603,911
Issued in reinvestment of distributions	48,534	530,477	375,663	3,557,528
Redeemed	(1,529,071)	(19,331,015)	(3,298,873)	(34,300,835)
	5,258,110	60,253,937	6,587,583	67,860,604
R6 Class/Shares Authorized	50,000,000		N/A
Sold	281,120	3,874,593
Redeemed	(1,254)	(16,889)
	279,866	3,857,704
Net increase (decrease)	5,537,976	$64,111,641	6,587,583	$67,860,604

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

19

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$414,717,232	—	—
Foreign Common Stocks	32,139,072	$5,746,156	—
Temporary Cash Investments	507,977	7,012,322	—
Total Value of Investment Securities	$447,364,281	$12,758,478	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$50,293	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

The value of foreign currency risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $50,323 in unrealized gain on forward foreign currency exchange contracts and a liability of $30 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(101,472) in net realized gain (loss) on foreign currency transactions and $57,969 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$530,477	—
Long-term capital gains	—	$3,557,528

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$360,696,785
Gross tax appreciation of investments	$100,940,610
Gross tax depreciation of investments	(1,514,636)
Net tax appreciation (depreciation) of investments	$99,425,974
Undistributed ordinary income	$9,976,055
Accumulated long-term gains	$41,707,020

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$10.61	(0.01)	3.23	3.22	(0.02)	—	(0.02)	$13.81	30.38%	0.80%	(0.10)%	113%	$459,877
2012	$10.03	— (3)	0.74	0.74	—	(0.16)	(0.16)	$10.61	7.59%	0.81%	(0.02)%	92%	$297,429
2011	$9.44	(0.03)	0.62	0.59	—	—	—	$10.03	6.25%	0.80%	(0.27)%	115%	$215,060
2010	$7.50	(0.02)	1.96	1.94	— (3)	—	— (3)	$9.44	26.05%	0.80%	(0.26)%	152%	$161,304
2009	$7.62	(0.02)	(0.10)	(0.12)	—	—	—	$7.50	(1.71)%	0.80%	(0.35)%	190%	$91,237
R6 Class
2013(4)	$12.92	— (3)	0.90	0.90	—	—	—	$13.82	6.97%	0.65% (5)	0.03% (5)	113% (6)	$3,867

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”) (formerly NT Vista Fund), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

28

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

29

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

30

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

32

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $530,477, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $393,260, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2013.

The fund hereby designates $633,381 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund utilized earnings and profits of $496,164 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80476 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Select Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during the 12 months ended October 31, 2013, with the S&P 500 Index reaching an all-time high in October. Improving economic growth and aggressive monetary policy by the Federal Reserve (Fed) and other leading central banks around the world helped support equities. Corporate profits reached a record high in nominal terms in the third quarter of 2013, though the rate of earnings growth slowed over the course of the fiscal year. Similarly, expectations for corporate earnings have also declined, according to analysts at Merrill Lynch.

Stocks experienced sharp volatility in May and June, when the Fed began to talk about cutting back, or “tapering,” its monthly bond purchases. The government shutdown and budget negotiations in Washington contributed further to market uncertainty. Nevertheless, signs of continued strength in the job and housing markets and Fed assurances that no tapering was imminent helped stocks rebound to new highs.

Every Sector in Russell 1000 Growth Index Enjoyed Double-Digit Gains

In that environment, there was little difference in performance by style among large- and mid-capitalization stocks, though growth outperformed value-oriented shares by a wide margin among small-cap stocks, as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, small- and mid-capitalization stocks did better than those of large-cap companies.

Within the Russell 1000 Growth Index, every sector produced double-digit gains. Health care stocks performed best, driven by gains in the biotechnology segment. Consumer discretionary stocks made up the next-best performing sector led by auto-related stocks and internet and catalog retailers. Industrials, energy, and materials shares all produced returns in excess of the index. The information technology sector gained the least, weighed down by poor performance among computers and peripherals stocks. Telecommunication services, utilities, and consumer staples also lagged the index.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	22.80%	15.77%	6.05%	12.27%	6/30/71(1)
Russell 1000 Growth Index	—	28.30%	17.50%	7.70%	N/A(2)	—
Institutional Class	TWSIX	23.05%	16.01%	6.26%	6.03%	3/13/97
A Class(3) No sales charge* With sales charge*	TWCAX	22.48% 15.45%	15.48% 14.12%	5.79% 5.16%	4.42% 4.04%	8/8/97
C Class	ACSLX	21.57%	14.62%	4.99%	6.50%	1/31/03
R Class	ASERX	22.18%	15.19%	—	5.18%	7/29/05
R6 Class	ASDEX	—	—	—	7.73%(4)	7/26/13

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available 12/29/78.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Christopher Krantz

Performance Summary

Select returned 22.80%* for the 12 months ended October 31, 2013, compared with the 28.30% return of its benchmark, the Russell 1000 Growth Index, and the 27.18%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices enjoyed strong gains during the reporting period although they continued to experience considerable volatility. In this environment, Select delivered solid results for the period but trailed its benchmark.

Select derived positive absolute results from every sector in which it invested. Security selection decisions made the consumer discretionary sector the largest detractor from Select’s performance relative to the benchmark. Stock selection in the information technology, energy, financials, and materials sectors also hurt relative results. Positioning in the health care and telecommunication services sectors added to relative returns.

Consumer Discretionary, Information Technology Detracted

The consumer discretionary sector was the largest source of underperformance versus the benchmark. The leading individual detractor in the sector was a stake in online travel provider Expedia. Expedia failed to leverage previous infrastructure investments into market share gains. The investment team has eliminated the position. Elsewhere in the sector, positioning in the textiles, apparel, and luxury goods group, the hotels, restaurants, and leisure group, and the media group detracted.

The information technology sector was home to a handful of underperforming positions. In the IT services industry, a position in data storage and analysis firm Teradata was the leading detractor for the fiscal year. The stock underperformed after reporting disappointing international results and issuing lower-than-expected revenue guidance.

In the computers and peripherals group, an overweight position in Apple detracted from returns versus its benchmark. The company missed analysts’ expectations for sales of its iPhone and achieved lower-than-expected margins. Another key underperformer in the group was network storage company EMC Corp., which declined as it lowered its profit and revenue guidance for the fiscal year.

The portfolio held an overweight position in semiconductor manufacturer Broadcom. The company’s stock price declined on concerns about delay in development of its next generation wireless chips.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The S&P 500 Index average annual returns were 15.16% and 7.45% for the five- and 10-year periods ended October 31, 2013, respectively.

7

Energy, Financials, Materials Lagged

Detractors in the energy sector included a position in Exxon Mobil. The oil and gas producer delivered lower-than-expected profits and declining revenues as production levels fell throughout the reporting period.

Within the financials sector, the diversified financial services segment detracted. It helped to hold an overweight allocation to this group, but stock selection within the group hurt relative returns. In the materials sector, holdings in the chemicals group detracted from results versus the benchmark.

Health Care, Telecommunication Services Contributed

The health care sector was home to two positions that added meaningfully to relative performance. Biotechnology firm Gilead Sciences was the largest individual contributor with investors responding positively to developments in the company’s hepatitis C treatment. Also in the biotechnology group, an overweight position in Biogen Idec helped as the company exceeded expectations for earnings and raised its full-year guidance on profits and revenues, and its new multiple sclerosis drug had a successful launch. A key contributor in the pharmaceuticals segment was Bristol-Myers Squibb, which enjoyed good trial results for its immuno-oncology treatments.

The portfolio avoided the telecommunications sector. This allocation decision benefited relative results, as the sector underperformed the benchmark.

In terms of individual securities, it was beneficial not to hold shares of IBM, which experienced weak revenue growth under the challenging macro environment. An overweight position in MasterCard contributed to performance as the electronic payment processor continued to benefit from the rising trend of electronic rather than cash/check transactions.

Starting Point for Next Reporting Period

Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process. As of October 31, 2013, the largest overweight sector within the portfolio relative to the benchmark was information technology, reflecting positions in the internet software and services and computers and peripherals industry segments. The portfolio held a sizeable overweight position in health care driven by allocations to the biotechnology and health care providers industries. The portfolio also had an overweight allocation to financial shares reflecting diversified financial services, insurance, and capital markets shares.

The portfolio’s largest underweight position was in the telecommunications sector. The managers are finding more attractive opportunities for growth in other sectors.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	6.4%
Google, Inc., Class A	5.8%
Gilead Sciences, Inc.	4.0%
TJX Cos., Inc. (The)	3.0%
MasterCard, Inc., Class A	2.8%
Walt Disney Co. (The)	2.6%
Monsanto Co.	2.6%
Bristol-Myers Squibb Co.	2.4%
QUALCOMM, Inc.	2.1%
Biogen Idec, Inc.	2.1%

Top Five Industries	% of net assets
Internet Software and Services	9.2%
Computers and Peripherals	8.2%
Specialty Retail	7.4%
Biotechnology	7.1%
Media	6.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid During Period(1) 5/1/13 – 10/31/13		Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,125.60		$5.36		1.00%
Institutional Class	$1,000	$1,126.50		$4.29		0.80%
A Class	$1,000	$1,123.90		$6.69		1.25%
C Class	$1,000	$1,119.90		$10.69		2.00%
R Class	$1,000	$1,122.40		$8.02		1.50%
R6 Class	$1,000	$1,077.30	(2)	$1.81	(3)	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16		$5.09		1.00%
Institutional Class	$1,000	$1,021.17		$4.08		0.80%
A Class	$1,000	$1,018.90		$6.36		1.25%
C Class	$1,000	$1,015.12		$10.16		2.00%
R Class	$1,000	$1,017.64		$7.63		1.50%
R6 Class	$1,000	$1,021.93	(4)	$3.31	(4)	0.65%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 99.6%
AEROSPACE AND DEFENSE — 4.8%
Boeing Co. (The)	352,300	$45,975,150
Rockwell Collins, Inc.	233,700	16,319,271
United Technologies Corp.	414,500	44,040,625
		106,335,046
BEVERAGES — 1.9%
Diageo plc	1,309,695	41,726,283
BIOTECHNOLOGY — 7.1%
Biogen Idec, Inc.(1)	189,600	46,298,424
Gilead Sciences, Inc.(1)	1,234,300	87,622,957
Vertex Pharmaceuticals, Inc.(1)	325,100	23,192,634
		157,114,015
CAPITAL MARKETS — 2.0%
Franklin Resources, Inc.	839,400	45,210,084
CHEMICALS — 2.6%
Monsanto Co.	548,000	57,474,240
COMMUNICATIONS EQUIPMENT — 2.1%
QUALCOMM, Inc.	685,600	47,628,632
COMPUTERS AND PERIPHERALS — 8.2%
Apple, Inc.	269,500	140,773,325
EMC Corp.	1,705,700	41,056,199
		181,829,524
DIVERSIFIED FINANCIAL SERVICES — 2.3%
CBOE Holdings, Inc.	437,100	21,199,350
JPMorgan Chase & Co.	557,400	28,728,396
		49,927,746
ELECTRICAL EQUIPMENT — 1.8%
Emerson Electric Co.	589,900	39,505,603
ENERGY EQUIPMENT AND SERVICES — 2.5%
Frank’s International NV(1)	153,400	4,692,506
National Oilwell Varco, Inc.	163,200	13,248,576
Schlumberger Ltd.	390,300	36,578,916
		54,519,998
FOOD AND STAPLES RETAILING — 2.8%
Costco Wholesale Corp.	377,100	44,497,800
Whole Foods Market, Inc.	261,100	16,483,243
		60,981,043
FOOD PRODUCTS — 2.5%
Mead Johnson Nutrition Co.	393,600	32,141,376
Mondelez International, Inc. Class A	684,800	23,036,672
		55,178,048
HEALTH CARE PROVIDERS AND SERVICES — 2.9%
Express Scripts Holding Co.(1)	356,600	22,294,632
UnitedHealth Group, Inc.	619,300	42,273,418
		64,568,050
HOTELS, RESTAURANTS AND LEISURE — 2.9%
McDonald’s Corp.	267,800	25,848,056
Panera Bread Co., Class A(1)	64,900	10,249,008
Wynn Resorts Ltd.	165,700	27,547,625
		63,644,689
HOUSEHOLD PRODUCTS — 1.2%
Procter & Gamble Co. (The)	325,300	26,267,975
INSURANCE — 1.9%
MetLife, Inc.	278,600	13,180,566
Travelers Cos., Inc. (The)	348,200	30,049,660
		43,230,226
INTERNET AND CATALOG RETAIL — 2.7%
Amazon.com, Inc.(1)	127,100	46,268,213
Groupon, Inc.(1)	1,583,800	14,460,094
		60,728,307
INTERNET SOFTWARE AND SERVICES — 9.2%
Baidu, Inc. ADR(1)	122,600	19,726,340
Facebook, Inc., Class A(1)	845,800	42,509,908
Google, Inc., Class A(1)	123,500	127,276,630
LinkedIn Corp., Class A(1)	64,700	14,471,449
		203,984,327
IT SERVICES — 5.0%
FleetCor Technologies, Inc.(1)	196,800	22,700,880
MasterCard, Inc., Class A	86,700	62,172,570
Teradata Corp.(1)	589,000	25,957,230
		110,830,680
LEISURE EQUIPMENT AND PRODUCTS — 0.8%
Hasbro, Inc.	342,700	17,700,455
MACHINERY — 4.1%
FANUC Corp.	101,500	16,226,788
Graco, Inc.	278,800	21,540,088
Middleby Corp.(1)	76,200	17,346,930
Nordson Corp.	173,500	12,507,615
Parker-Hannifin Corp.	194,600	22,713,712
		90,335,133
MEDIA — 6.4%
AMC Networks, Inc.(1)	272,400	19,092,516
Comcast Corp., Class A	671,800	31,964,244

12

	Shares	Value
Twenty-First Century Fox, Inc.	946,700	$32,263,536
Walt Disney Co. (The)	839,100	57,553,869
		140,874,165
OIL, GAS AND CONSUMABLE FUELS — 2.1%
Noble Energy, Inc.	386,000	28,922,980
Occidental Petroleum Corp.	174,000	16,717,920
		45,640,900
PERSONAL PRODUCTS — 1.0%
Estee Lauder Cos., Inc. (The), Class A	300,000	21,288,000
PHARMACEUTICALS — 3.7%
Allergan, Inc.	325,500	29,493,555
Bristol-Myers Squibb Co.	1,000,600	52,551,512
		82,045,067
PROFESSIONAL SERVICES — 0.5%
Verisk Analytics, Inc. Class A(1)	175,300	12,011,556
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
American Tower Corp.	173,600	13,775,160
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.4%
Broadcom Corp., Class A	404,900	10,818,928
Linear Technology Corp.	498,800	20,520,632
		31,339,560
SOFTWARE — 3.2%
Microsoft Corp.	464,300	16,413,005
Oracle Corp.	1,274,900	42,709,150
Splunk, Inc.(1)	187,700	11,770,667
		70,892,822
SPECIALTY RETAIL — 7.4%
AutoZone, Inc.(1)	75,900	32,992,971
Home Depot, Inc. (The)	464,400	36,172,116
L Brands, Inc.	451,400	28,262,154
TJX Cos., Inc. (The)	1,076,800	65,458,672
		162,885,913
TOBACCO — 2.0%
Philip Morris International, Inc.	504,800	44,987,776
TOTAL COMMON STOCKS (Cost $1,283,060,446)		2,204,461,023
Temporary Cash Investments — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $2,455,374), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $2,410,046)		2,410,041
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $2,952,586), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $2,892,052)		2,892,050
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $2,952,013), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $2,892,052)		2,892,050
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $2,952,027), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $2,892,054)		2,892,050
SSgA U.S. Government Money Market Fund	799,219	799,219
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,885,410)		11,885,410
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,294,945,856)		2,216,346,433
OTHER ASSETS AND LIABILITIES — (0.1)%		(2,885,762)
TOTAL NET ASSETS — 100.0%		$2,213,460,671

13

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	36,206,608	GBP	22,403,970	Credit Suisse AG	11/29/13	$290,822
JPY	57,804,250	USD	588,403	Credit Suisse AG	11/29/13	(474)
JPY	37,098,250	USD	379,616	Credit Suisse AG	11/29/13	(2,289)
USD	14,475,136	JPY	1,409,733,500	Credit Suisse AG	11/29/13	136,697
USD	475,603	JPY	46,588,500	Credit Suisse AG	11/29/13	1,751
						$426,507

Notes to Schedule of Investments

ADR = American Depositary Receipt

GBP = British Pound

JPY = Japanese Yen

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $1,294,945,856)	$2,216,346,433
Foreign currency holdings, at value (cost of $766,435)	758,829
Receivable for investments sold	3,776,505
Receivable for capital shares sold	264,193
Unrealized gain on forward foreign currency exchange contracts	429,270
Dividends and interest receivable	932,341
2,222,507,571

Liabilities
Payable for investments purchased	6,226,084
Payable for capital shares redeemed	972,710
Unrealized loss on forward foreign currency exchange contracts	2,763
Accrued management fees	1,828,453
Distribution and service fees payable	16,890
9,046,900

Net Assets	$2,213,460,671

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,276,905,526
Undistributed net investment income	9,263,975
Undistributed net realized gain	5,471,276
Net unrealized appreciation	921,819,894
$2,213,460,671

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,119,522,700	39,939,884	$53.07
Institutional Class, $0.01 Par Value	$39,263,064	729,963	$53.79
A Class, $0.01 Par Value	$43,318,186	830,609	$52.15	*
C Class, $0.01 Par Value	$8,054,333	163,315	$49.32
R Class, $0.01 Par Value	$3,275,481	62,904	$52.07
R6 Class, $0.01 Par Value	$26,907	500	$53.81

*Maximum offering price $55.33 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $74,077)	$35,528,726
Interest	13,536
35,542,262

Expenses:
Management fees	20,271,255
Distribution and service fees:
A Class	108,691
C Class	70,064
R Class	12,909
Directors’ fees and expenses	72,991
Other expenses	54
20,535,964

Net investment income (loss)	15,006,298

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	131,492,532
Foreign currency transactions	(868,404)
130,624,128

Change in net unrealized appreciation (depreciation) on:
Investments	276,513,855
Translation of assets and liabilities in foreign currencies	493,878
277,007,733

Net realized and unrealized gain (loss)	407,631,861

Net Increase (Decrease) in Net Assets Resulting from Operations	$422,638,159

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$15,006,298	$7,639,322
Net realized gain (loss)	130,624,128	51,189,081
Change in net unrealized appreciation (depreciation)	277,007,733	142,407,731
Net increase (decrease) in net assets resulting from operations	422,638,159	201,236,134

Distributions to Shareholders
From net investment income:
Investor Class	(13,028,356)	(4,659,009)
Institutional Class	(140,890)	(23,035)
A Class	(295,191)	(7,931)
C Class	(26,359)	—
R Class	(12,375)	—
Decrease in net assets from distributions	(13,503,171)	(4,689,975)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(126,523,858)	(61,750,287)

Net increase (decrease) in net assets	282,611,130	134,795,872

Net Assets
Beginning of period	1,930,849,541	1,796,053,669
End of period	$2,213,460,671	$1,930,849,541

Undistributed net investment income	$9,263,975	$8,629,252

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. The effective annual management fee for each class for the period ended October 31, 2013 was 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $629,832,929 and $731,719,679, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,670,785	$78,033,446	2,187,738	$93,774,628
Issued in reinvestment of distributions	281,233	12,430,501	117,261	4,458,282
Redeemed	(4,785,724)	(224,053,202)	(4,641,009)	(195,137,515)
	(2,833,706)	(133,589,255)	(2,336,010)	(96,904,605)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	522,243	23,886,199	285,373	12,571,675
Issued in reinvestment of distributions	2,051	91,713	596	22,905
Redeemed	(176,427)	(8,601,099)	(33,480)	(1,449,400)
	347,867	15,376,813	252,489	11,145,180
A Class/Shares Authorized	75,000,000		75,000,000
Sold	272,763	12,295,204	614,826	25,736,761
Issued in reinvestment of distributions	6,596	287,136	209	7,821
Redeemed	(507,187)	(23,202,894)	(194,157)	(8,068,061)
	(227,828)	(10,620,554)	420,878	17,676,521
C Class/Shares Authorized	25,000,000		25,000,000
Sold	52,007	2,251,547	135,986	5,492,534
Issued in reinvestment of distributions	337	13,997	—	—
Redeemed	(28,064)	(1,256,210)	(12,415)	(502,300)
	24,280	1,009,334	123,571	4,990,234
R Class/Shares Authorized	50,000,000		50,000,000
Sold	35,684	1,579,863	34,430	1,429,554
Issued in reinvestment of distributions	284	12,375	—	—
Redeemed	(7,025)	(317,434)	(2,001)	(87,171)
	28,943	1,274,804	32,429	1,342,383
R6 Class/Shares Authorized	50,000,000		N/A
Sold	500	25,000
Net increase (decrease)	(2,659,944)	$(126,523,858)	(1,506,643)	$(61,750,287)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$2,146,507,952	$57,953,071	—
Temporary Cash Investments	799,219	11,086,191	—
Total Value of Investment Securities	$2,147,307,171	$69,039,262	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$426,507	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $429,270 in unrealized gain on forward foreign currency exchange contracts and a liability of $2,763 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(889,054) in net realized gain (loss) on foreign currency transactions and $505,750 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$13,503,171	$4,689,975
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,298,490,075
Gross tax appreciation of investments	$924,533,652
Gross tax depreciation of investments	(6,677,294)
Net tax appreciation (depreciation) of investments	$917,856,358
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(7,190)
Net tax appreciation (depreciation)	$917,849,168
Undistributed ordinary income	$9,690,482
Accumulated long-term gains	$9,015,495

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$43.52	0.35		9.51	9.86	(0.31)	$53.07	22.80%	1.00%	0.74%	31%	$2,119,523
2012	$39.14	0.17		4.31	4.48	(0.10)	$43.52	11.50%	1.00%	0.41%	17%	$1,861,545
2011	$35.54	0.10		3.62	3.72	(0.12)	$39.14	10.49%	1.00%	0.26%	17%	$1,765,718
2010	$30.58	0.11		5.01	5.12	(0.16)	$35.54	16.78%	1.01%	0.34%	35%	$1,722,138
2009	$26.25	0.19		4.40	4.59	(0.26)	$30.58	17.77%	1.00%	0.75%	31%	$1,591,621
Institutional Class
2013	$44.04	0.36		9.72	10.08	(0.33)	$53.79	23.05%	0.80%	0.94%	31%	$39,263
2012	$39.60	0.24		4.38	4.62	(0.18)	$44.04	11.73%	0.80%	0.61%	17%	$16,828
2011	$35.95	0.18		3.67	3.85	(0.20)	$39.60	10.73%	0.80%	0.46%	17%	$5,133
2010	$30.94	0.18		5.06	5.24	(0.23)	$35.95	17.02%	0.81%	0.54%	35%	$4,563
2009	$26.56	0.28		4.41	4.69	(0.31)	$30.94	18.00%	0.80%	0.95%	31%	$3,950
A Class
2013	$42.85	0.25		9.33	9.58	(0.28)	$52.15	22.48%	1.25%	0.49%	31%	$43,318
2012	$38.54	0.06		4.26	4.32	(0.01)	$42.85	11.22%	1.25%	0.16%	17%	$45,355
2011	$34.99	—	(3)	3.58	3.58	(0.03)	$38.54	10.23%	1.25%	0.01%	17%	$24,573
2010	$30.11	0.03		4.93	4.96	(0.08)	$34.99	16.48%	1.26%	0.09%	35%	$20,666
2009	$25.85	0.13		4.33	4.46	(0.20)	$30.11	17.47%	1.25%	0.50%	31%	$19,824

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2013	$40.75	(0.14)	8.90	8.76	(0.19)	$49.32	21.57%	2.00%		(0.26)%		31%		$8,054
2012	$36.92	(0.25)	4.08	3.83	—	$40.75	10.37%	2.00%		(0.59)%		17%		$5,666
2011	$33.74	(0.28)	3.46	3.18	—	$36.92	9.43%	2.00%		(0.74)%		17%		$571
2010	$29.19	(0.20)	4.75	4.55	—	$33.74	15.63%	2.01%		(0.66)%		35%		$390
2009	$25.05	(0.06)	4.22	4.16	(0.02)	$29.19	16.58%	2.00%		(0.25)%		31%		$314
R Class
2013	$42.86	0.03	9.43	9.46	(0.25)	$52.07	22.18%	1.50%		0.24%		31%		$3,275
2012	$38.64	(0.06)	4.28	4.22	—	$42.86	10.92%	1.50%		(0.09)%		17%		$1,456
2011	$35.14	(0.08)	3.58	3.50	—	$38.64	9.96%	1.50%		(0.24)%		17%		$59
2010	$30.24	(0.05)	4.95	4.90	—	$35.14	16.20%	1.51%		(0.16)%		35%		$29
2009	$25.96	0.06	4.36	4.42	(0.14)	$30.24	17.17%	1.50%		0.25%		31%		$43
R6 Class
2013(4)	$49.95	0.10	3.76	3.86	—	$53.81	7.73%	0.65	%(5)	0.72	%(5)	31	%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

31

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $13,503,171, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80461 1312

ANNUAL REPORT      |     OCTOBER 31, 2013

Small Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	29
Management	30
Approval of Management Agreement	33
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

            Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,U.S. Growth Equity — Mid & Small Cap

Improving U.S. Economic Environment, Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
				Average Annual Returns
	Ticker Symbol	1 year		5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	36.23%	(1)	16.53%	9.30%	8.64%	6/1/01
Russell 2000 Growth Index	—	39.84%		19.26%	9.13%	6.68%	—
Institutional Class	ANONX	36.61%	(1)	16.75%	—	6.26%	5/18/07
A Class No sales charge* With sales charge*	ANOAX	36.00% 28.13%	(1)	16.23% 14.85%	9.03% 8.39%	11.69% 11.09%	1/31/03
B Class No sales charge* With sales charge*	ANOBX	34.96% 30.96%	(1) (1)	15.41% 15.29%	8.22% 8.22%	10.87% 10.87%	1/31/03
C Class	ANOCX	34.95%	(1)	15.36%	8.21%	10.90%(2)	1/31/03
R Class	ANORX	35.73%	(1)	15.96%	—	4.39%	9/28/07
R6 Class	ANODX	—		—	—	6.80%(3)	7/26/13

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Returns would have been lower if a portion of the distribution and service fees had not been waived.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.46%	1.26%	1.71%	2.46%	2.46%	1.96%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jeffrey Otto

In January 2013, portfolio manager Stafford Southwick left the Small Cap Growth management team and portfolio manager Jeffrey Otto was promoted from Senior Analyst on the team.

Performance Summary

Small Cap Growth returned 36.23%* for the 12 months ended October 31, 2013.By comparison, the Russell 2000 Growth Index (the fund’s benchmark) returned 39.84%.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period. Although Small Cap Growth derived positive results from every sector in which it invested, its performance lagged that of the benchmark. Relative to the benchmark, stock selection in the information technology sector accounted for the bulk of underperformance. Positioning in the financials, consumer discretionary, and health care sectors also detracted. Stock choices in the industrials, materials, and energy sectors made the largest contributions to relative returns.

Information Technology Led Detractors

The information technology sector was the portfolio’s largest source of underperformance relative to the benchmark.

Two software holdings trimmed results. An overweight position in FleetMatics Group detracted meaningfully. The company, which offers fleet management software, was impacted by an adverse short report during the period. The investment team has maintained an overweight position based on the company’s continued strong growth prospects. Allot Communications, which provides data traffic optimization solutions for large telecom and cable customers using deep packet inspection, missed earnings expectations.

In the electronic equipment industry group, OSI Systems was a key detractor, as there was slower than expected growth in their security equipment and health care businesses. In the communications equipment space, Aruba Networks, which sells enterprise Wi-Fi networking products and services, was hurt by a slowdown in spending on enterprise networking equipment. Elsewhere in the sector, stock selection in the semiconductors and semiconductor equipment industry detracted.

Financials, Consumer Discretionary Lagged

The financials sector was a source of relative underperformance. In the sector, positioning among capital markets companies detracted. In the consumer discretionary sector, homebuilders MDC Holdings and M/I Homes were hurt as an increase in interest rates resulted in slowing orders. Positioning in the hotels, restaurants, and leisure industry, as well as the leisure equipment and products industry, also trimmed relative results.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Industrials Contributed

The industrials sector was a meaningful source of outperformance relative to the benchmark. In the professional services segment, two positions added to results versus the benchmark. Barrett Business Services, a supplier of outsourced human resources, enjoyed better than expected growth in the reporting period. Overweight holding WageWorks, which is a provider of programs for employee-directed health and spending account benefits, contributed meaningfully to relative performance. The company has benefited from the increased adoption of health savings accounts.

Food service equipment company Middleby added to relative returns. The maker of energy-efficient ovens benefited from restaurants’ drive to make their kitchens more efficient. Also in the sector, holdings in the commercial services and supplies group and the trading companies and distributors group contributed.

Materials, Energy Added

The materials sector was a meaningful source of relative gains. An overweight position in KapStone Paper and Packaging contributed, as the company completed its acquisition of Longview Fibre Paper and Packaging. Also in the sector, an underweight allocation to the metals and mining group helped relative results, as the portfolio avoided benchmark underperformers, including Allied Nevada Gold.

In the energy sector, oil and natural gas exploration company Gulfport Energy contributed. The company performed well due to better-than-expected well results in the Utica Shale in Ohio.

Apart from those sectors, Lithia Motors was a significant individual contributor. The automotive dealer that operates in small and rural markets benefited from the recovery in U.S. auto sales and also saw an increase in truck sales, due to a rise in residential construction.

Outlook

Small Cap Growth’s investment process focuses on smaller companies with accelerating earnings growth rates and share-price momentum. The investment team believes that active investing in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Middleby Corp.	1.9%
American Axle & Manufacturing Holdings, Inc.	1.4%
Sinclair Broadcast Group, Inc., Class A	1.3%
CoStar Group, Inc.	1.2%
Aspen Technology, Inc.	1.1%
Conn’s, Inc.	1.1%
Restoration Hardware Holdings, Inc.	1.1%
Papa John’s International, Inc.	1.0%
Swift Transportation Co.	1.0%
Gulfport Energy Corp.	1.0%

Top Five Industries	% of net assets
Software	8.3%
Biotechnology	5.6%
Health Care Equipment and Supplies	5.6%
Internet Software and Services	5.3%
Machinery	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.6%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	0.3%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,182.00	$7.75	1.41%
Institutional Class	$1,000	$1,184.00	$6.66	1.21%
A Class	$1,000	$1,180.30	$9.12	1.66%
B Class	$1,000	$1,176.20	$13.22	2.41%
C Class	$1,000	$1,176.70	$13.22	2.41%
R Class	$1,000	$1,179.90	$10.49	1.91%
R6 Class	$1,000	$1,068.00(2)	$2.92(3)	1.05%
Hypothetical
Investor Class	$1,000	$1,018.10	$7.17	1.41%
Institutional Class	$1,000	$1,019.11	$6.16	1.21%
A Class	$1,000	$1,016.84	$8.44	1.66%
B Class	$1,000	$1,013.06	$12.23	2.41%
C Class	$1,000	$1,013.06	$12.23	2.41%
R Class	$1,000	$1,015.58	$9.70	1.91%
R6 Class	$1,000	$1,019.91(4)	$5.35(4)	1.05%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 96.6%
AEROSPACE AND DEFENSE — 0.9%
HEICO Corp.	35,063	$ 1,878,649
Triumph Group, Inc.	30,089	2,155,877
		4,034,526
AIRLINES — 0.6%
Spirit Airlines, Inc.(1)	59,337	2,560,392
AUTO COMPONENTS — 2.3%
American Axle & Manufacturing Holdings, Inc.(1)	333,761	6,211,292
Goodyear Tire & Rubber Co. (The)	182,510	3,829,060
		10,040,352
AUTOMOBILES — 0.6%
Winnebago Industries, Inc.(1)	80,653	2,392,168
BEVERAGES — 0.2%
Boston Beer Co., Inc., Class A(1)	4,163	955,783
BIOTECHNOLOGY — 5.6%
ACADIA Pharmaceuticals, Inc.(1)	50,940	1,157,866
Acorda Therapeutics, Inc.(1)	29,332	897,852
Aegerion Pharmaceuticals, Inc.(1)	32,792	2,715,833
Alnylam Pharmaceuticals, Inc.(1)	35,585	2,050,052
Arena Pharmaceuticals, Inc.(1)	129,203	567,201
Celldex Therapeutics, Inc.(1)	53,320	1,221,561
Cepheid, Inc.(1)	40,617	1,653,924
Exact Sciences Corp.(1)	52,046	573,547
Exelixis, Inc.(1)	151,621	747,492
ImmunoGen, Inc.(1)	48,671	801,125
Infinity Pharmaceuticals, Inc.(1)	41,912	567,908
InterMune, Inc.(1)	66,310	934,308
Ironwood Pharmaceuticals, Inc.(1)	76,906	739,067
Isis Pharmaceuticals, Inc.(1)	57,872	1,925,401
Keryx Biopharmaceuticals, Inc.(1)	81,481	843,328
MannKind Corp.(1)	123,590	604,355
Neurocrine Biosciences, Inc.(1)	53,425	504,332
NPS Pharmaceuticals, Inc.(1)	46,430	1,336,255
Opko Health, Inc.(1)	111,736	1,119,595
PDL BioPharma, Inc.	108,328	876,374
Puma Biotechnology, Inc.(1)	14,810	567,371
Sarepta Therapeutics, Inc.(1)	24,020	935,339
Synageva BioPharma Corp.(1)	15,510	787,908
		24,127,994
BUILDING PRODUCTS — 2.4%
American Woodmark Corp.(1)	79,287	2,689,415
Apogee Enterprises, Inc.	93,218	2,915,859
Fortune Brands Home & Security, Inc.	55,304	2,382,496
Lennox International, Inc.	31,677	2,472,707
		10,460,477
CAPITAL MARKETS — 0.9%
HFF, Inc., Class A	71,080	1,745,014
Triangle Capital Corp.	70,547	2,099,479
		3,844,493
CHEMICALS — 2.1%
Cabot Corp.	55,410	2,582,660
Chemtura Corp.(1)	140,710	3,447,395
Flotek Industries, Inc.(1)	87,909	1,879,494
PolyOne Corp.	41,700	1,263,510
		9,173,059
COMMERCIAL BANKS — 3.1%
Cathay General Bancorp.	103,808	2,556,791
Central Pacific Financial Corp.	60,110	1,107,226
Home Bancshares, Inc.	96,134	3,257,020
Pinnacle Financial Partners, Inc.(1)	69,030	2,139,930
Renasant Corp.	38,180	1,095,003
Signature Bank(1)	20,338	2,070,815
WesBanco, Inc.	41,790	1,228,626
		13,455,411
COMMERCIAL SERVICES AND SUPPLIES — 1.3%
G&K Services, Inc., Class A	41,702	2,602,205
Mobile Mini, Inc.(1)	40,396	1,459,103
US Ecology, Inc.	39,744	1,412,899
		5,474,207
COMMUNICATIONS EQUIPMENT — 1.3%
InterDigital, Inc.	29,021	1,124,564
Plantronics, Inc.	26,633	1,143,621
Procera Networks, Inc.(1)	159,950	2,263,293
Ubiquiti Networks, Inc.	33,330	1,285,871
		5,817,349
COMPUTERS AND PERIPHERALS — 0.3%
NCR Corp.(1)	31,700	1,158,635

12

	Shares	Value
CONSTRUCTION AND ENGINEERING — 0.8%
MasTec, Inc.(1)	102,120	$ 3,264,776
CONSTRUCTION MATERIALS — 1.3%
Caesarstone Sdot-Yam Ltd.(1)	55,670	2,347,604
Eagle Materials, Inc.	16,771	1,257,993
Headwaters, Inc.(1)	212,066	1,851,336
		5,456,933
CONTAINERS AND PACKAGING — 0.3%
Packaging Corp. of America	21,890	1,363,309
DISTRIBUTORS — 0.7%
Pool Corp.	57,017	3,100,584
DIVERSIFIED CONSUMER SERVICES — 0.3%
Grand Canyon Education, Inc.(1)	26,948	1,273,832
DIVERSIFIED FINANCIAL SERVICES — 0.8%
MarketAxess Holdings, Inc.	55,099	3,594,108
ELECTRICAL EQUIPMENT — 0.6%
EnerSys	40,890	2,713,051
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.8%
Belden, Inc.	28,742	1,933,187
Cognex Corp.	81,950	2,560,937
FEI Co.	29,020	2,585,102
Littelfuse, Inc.	27,804	2,364,174
OSI Systems, Inc.(1)	10,104	735,975
Vishay Intertechnology, Inc.(1)	174,980	2,147,005
		12,326,380
ENERGY EQUIPMENT AND SERVICES — 2.0%
Dril-Quip, Inc.(1)	21,128	2,480,850
Geospace Technologies Corp.(1)	17,460	1,700,953
Hornbeck Offshore Services, Inc.(1)	44,922	2,482,839
Matrix Service Co.(1)	56,601	1,176,735
Natural Gas Services Group, Inc.(1)	34,810	974,332
		8,815,709
FOOD AND STAPLES RETAILING — 1.1%
Casey’s General Stores, Inc.	21,820	1,590,242
United Natural Foods, Inc.(1)	44,487	3,178,596
		4,768,838
FOOD PRODUCTS — 2.6%
Annie’s, Inc.(1)	24,190	1,142,978
Hain Celestial Group, Inc. (The)(1)	35,191	2,928,947
J&J Snack Foods Corp.	24,499	2,096,379
Snyders-Lance, Inc.	65,360	1,960,146
TreeHouse Foods, Inc.(1)	41,573	3,045,638
		11,174,088
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.6%
Abaxis, Inc.	16,149	577,004
Align Technology, Inc.(1)	52,721	3,008,260
Arthrocare Corp.(1)	18,566	695,111
Cyberonics, Inc.(1)	19,324	1,116,154
DexCom, Inc.(1)	48,716	1,399,611
Endologix, Inc.(1)	53,789	971,967
Globus Medical, Inc.(1)	42,410	814,272
Haemonetics Corp.(1)	32,109	1,302,341
HeartWare International, Inc.(1)	10,847	787,058
ICU Medical, Inc.(1)	9,425	582,465
Insulet Corp.(1)	53,151	2,073,952
Masimo Corp.	37,299	955,601
Meridian Bioscience, Inc.	33,994	840,332
Neogen Corp.(1)	24,546	1,134,516
NxStage Medical, Inc.(1)	50,227	666,512
STERIS Corp.	55,552	2,510,395
Thoratec Corp.(1)	40,590	1,753,082
Volcano Corp.(1)	42,929	822,949
West Pharmaceutical Services, Inc.	42,156	2,038,243
		24,049,825
HEALTH CARE PROVIDERS AND SERVICES — 3.2%
Acadia Healthcare Co., Inc.(1)	24,786	1,074,721
Air Methods Corp.	20,797	909,245
Bio-Reference Labs, Inc.(1)	22,365	724,850
Centene Corp.(1)	33,361	1,873,554
Chemed Corp.	13,302	902,141
Emeritus Corp.(1)	32,648	625,536
Ensign Group, Inc. (The)	17,160	730,673
HealthSouth Corp.	46,126	1,619,484
IPC The Hospitalist Co., Inc.(1)	14,125	773,909
Molina Healthcare, Inc.(1)	22,280	704,939
MWI Veterinary Supply, Inc.(1)	13,850	2,197,164
Team Health Holdings, Inc.(1)	43,460	1,887,902
		14,024,118
HEALTH CARE TECHNOLOGY — 2.2%
athenahealth, Inc.(1)	21,208	2,831,480
HMS Holdings Corp.(1)	79,417	1,678,081
MedAssets, Inc.(1)	47,300	1,089,319
Medidata Solutions, Inc.(1)	19,057	2,102,178

13

Shares	Value

Quality Systems, Inc.	32,769	$ 747,789
Veeva Systems, Inc. Class A(1)	32,675	1,271,384
		9,720,231
HOTELS, RESTAURANTS AND LEISURE — 3.8%
AFC Enterprises, Inc.(1)	50,502	2,251,379
Buffalo Wild Wings, Inc.(1)	14,710	2,097,352
Cedar Fair LP	38,881	1,782,694
Del Frisco’s Restaurant Group, Inc.(1)	86,684	1,568,981
Domino’s Pizza, Inc.	17,750	1,190,315
Papa John’s International, Inc.	60,108	4,548,372
Six Flags Entertainment Corp.	84,120	3,163,753
		16,602,846
HOUSEHOLD DURABLES — 1.5%
M.D.C. Holdings, Inc.	81,430	2,376,942
Ryland Group, Inc. (The)	23,460	943,092
Standard Pacific Corp.(1)	404,205	3,205,345
		6,525,379
INSURANCE — 0.6%
AMERISAFE, Inc.	41,177	1,585,314
Amtrust Financial Services, Inc.	25,441	975,917
		2,561,231
INTERNET SOFTWARE AND SERVICES — 5.3%
58.Com, Inc. ADR(1)	20,227	487,875
Bankrate, Inc.(1)	174,710	2,942,116
comScore, Inc.(1)	113,350	3,028,712
CoStar Group, Inc.(1)	28,354	5,018,375
Criteo SA ADR(1)	5,910	208,682
Dealertrack Technologies, Inc.(1)	42,862	1,598,753
Rocket Fuel, Inc.(1)	8,351	426,235
Shutterstock, Inc.(1)	17,700	1,253,160
Trulia, Inc.(1)	70,260	2,808,292
Web.com Group, Inc.(1)	150,109	4,045,438
Yelp, Inc.(1)	15,780	1,069,095
		22,886,733
IT SERVICES — 2.5%
FleetCor Technologies, Inc.(1)	24,853	2,866,794
iGATE Corp.(1)	68,350	2,176,264
MAXIMUS, Inc.	52,802	2,558,257
ServiceSource International, Inc.(1)	310,470	3,359,285
		10,960,600
LEISURE EQUIPMENT AND PRODUCTS — 0.8%
Brunswick Corp.	75,913	3,425,954
LIFE SCIENCES TOOLS AND SERVICES — 0.7%
Luminex Corp.(1)	31,631	616,805
PAREXEL International Corp.(1)	52,879	2,417,099
		3,033,904
MACHINERY — 4.3%
Chart Industries, Inc.(1)	18,460	1,983,896
Commercial Vehicle Group, Inc.(1)	203,910	1,604,772
Graham Corp.	37,670	1,386,633
Hyster-Yale Materials Handling, Inc.	10,328	810,128
ITT Corp.	53,056	2,107,915
Middleby Corp.(1)	36,685	8,351,340
Mueller Water Products, Inc. Class A	277,466	2,377,884
		18,622,568
MARINE — 0.2%
Baltic Trading Ltd.	194,540	871,539
MEDIA — 2.2%
Entravision Communications Corp., Class A	215,805	1,454,526
Nexstar Broadcasting Group, Inc. Class A	31,990	1,420,036
Regal Entertainment Group, Class A	52,830	1,004,298
Sinclair Broadcast Group, Inc., Class A	174,920	5,607,935
		9,486,795
OIL, GAS AND CONSUMABLE FUELS — 2.5%
Athlon Energy, Inc.(1)	78,650	2,587,585
Gulfport Energy Corp.(1)	70,779	4,154,020
Kodiak Oil & Gas Corp.(1)	147,825	1,917,290
Rosetta Resources, Inc.(1)	32,903	1,972,206
		10,631,101
PAPER AND FOREST PRODUCTS — 1.1%
KapStone Paper and Packaging Corp.	67,568	3,510,833
Neenah Paper, Inc.	24,721	1,017,022
		4,527,855
PERSONAL PRODUCTS — 0.3%
Prestige Brands Holdings, Inc.(1)	43,916	1,371,497
PHARMACEUTICALS — 2.4%
Akorn, Inc.(1)	52,235	1,067,683
Auxilium Pharmaceuticals, Inc.(1)	43,272	744,711
Medicines Co. (The)(1)	39,363	1,335,193

14

Shares	Value

Nektar Therapeutics(1)	72,525	$ 689,713
Pacira Pharmaceuticals, Inc.(1)	25,160	1,270,832
Questcor Pharmaceuticals, Inc.	31,226	1,916,340
Santarus, Inc.(1)	44,681	1,042,408
ViroPharma, Inc.(1)	43,380	1,684,011
VIVUS, Inc.(1)	78,206	734,354
		10,485,245
PROFESSIONAL SERVICES — 3.1%
Barrett Business Services, Inc.	43,808	3,647,892
Huron Consulting Group, Inc.(1)	42,721	2,502,169
On Assignment, Inc.(1)	114,301	3,862,231
WageWorks, Inc.(1)	64,690	3,312,775
		13,325,067
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.3%
National Retail Properties, Inc.	47,735	1,642,084
Omega Healthcare Investors, Inc.	42,767	1,421,575
Sovran Self Storage, Inc.	21,901	1,675,207
Weingarten Realty Investors	28,205	894,945
		5,633,811
ROAD AND RAIL — 1.4%
Saia, Inc.(1)	43,875	1,427,254
Swift Transportation Co.(1)	205,487	4,477,561
		5,904,815
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.5%
Cavium Networks, Inc.(1)	53,472	2,155,456
Photronics, Inc.(1)	239,256	2,009,750
Power Integrations, Inc.	31,483	1,808,384
Semtech Corp.(1)	100,748	3,134,270
Skyworks Solutions, Inc.(1)	39,750	1,024,755
SunEdison, Inc.(1)	90,640	842,952
		10,975,567
SOFTWARE — 8.3%
Aspen Technology, Inc.(1)	124,079	4,743,540
Bottomline Technologies (de), Inc.(1)	85,322	2,680,817
CommVault Systems, Inc.(1)	22,469	1,754,380
Covisint Corp.(1)	130,772	1,604,572
FleetMatics Group plc(1)	47,481	1,507,522
Infoblox, Inc.(1)	37,475	1,665,764
Informatica Corp.(1)	48,292	1,864,071
Interactive Intelligence, Inc.(1)	34,441	2,116,400
Manhattan Associates, Inc.(1)	21,930	2,335,764
Monotype Imaging Holdings, Inc.	69,895	1,972,437
PROS Holdings, Inc.(1)	54,293	1,919,258
QLIK Technologies, Inc.(1)	44,186	1,119,673
Qualys, Inc.(1)	51,430	1,069,744
Solera Holdings, Inc.	21,810	1,226,158
SS&C Technologies Holdings, Inc.(1)	62,100	2,440,530
Synchronoss Technologies, Inc.(1)	27,824	963,267
Tangoe, Inc.(1)	53,802	1,027,618
Tyler Technologies, Inc.(1)	19,010	1,838,457
Ultimate Software Group, Inc.(1)	14,211	2,195,315
		36,045,287
SPECIALTY RETAIL — 3.4%
Conn’s, Inc.(1)	77,159	4,663,490
Lithia Motors, Inc., Class A	50,514	3,174,805
Restoration Hardware Holdings, Inc.(1)	66,220	4,618,183
Zale Corp.(1)	155,740	2,434,216
		14,890,694
TEXTILES, APPAREL AND LUXURY GOODS — 0.6%
Fifth & Pacific Cos., Inc.(1)	94,780	2,510,722
TRADING COMPANIES AND DISTRIBUTORS — 1.6%
DXP Enterprises, Inc.(1)	28,327	2,603,251
H&E Equipment Services, Inc.(1)	84,096	2,104,923
United Rentals, Inc.(1)	35,978	2,323,819
		7,031,993
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
RingCentral, Inc. Class A(1)	62,304	1,199,975
TOTAL COMMON STOCKS (Cost $292,507,748)		418,651,806
Temporary Cash Investments — 3.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $2,792,427), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $2,740,877)		2,740,872
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $3,357,892), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $3,289,049)		3,289,046

15

Shares	Value

Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $3,357,241), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $3,289,049)

		$ 3,289,047
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $3,357,257), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $3,289,052)		3,289,047
SSgA U.S. Government Money Market Fund	913,349	913,349
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,521,361)		13,521,361
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $306,029,109)		432,173,167
OTHER ASSETS AND LIABILITIES — 0.3%		1,175,462
TOTAL NET ASSETS — 100.0%		$433,348,629

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $306,029,109)	$432,173,167
Receivable for investments sold	4,897,000
Receivable for capital shares sold	189,341
Dividends and interest receivable	67,505
437,327,013

Liabilities
Payable for investments purchased	3,161,991
Payable for capital shares redeemed	285,124
Accrued management fees	493,848
Distribution and service fees payable	37,421
3,978,384

Net Assets	$433,348,629

Net Assets Consist of:
Capital (par value and paid-in surplus)	$488,688,472
Accumulated net investment loss	(3,027,091)
Accumulated net realized loss	(178,456,810)
Net unrealized appreciation	126,144,058
$433,348,629

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$199,294,466	16,671,436	$11.95
Institutional Class, $0.01 Par Value	$103,519,893	8,555,110	$12.10
A Class, $0.01 Par Value	$114,080,377	9,733,736	$11.72*
B Class, $0.01 Par Value	$1,233,884	111,367	$11.08
C Class, $0.01 Par Value	$13,171,496	1,184,527	$11.12
R Class, $0.01 Par Value	$2,021,807	174,169	$11.61
R6 Class, $0.01 Par Value	$26,706	2,207	$12.10

*Maximum offering price $12.44 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends	$ 3,592,962
Interest	5,147
3,598,109

Expenses:
Management fees	5,168,048
Distribution and service fees:
A Class	257,029
B Class	13,216
C Class	119,724
R Class	8,436
Directors’ fees and expenses	17,779
5,584,232

Net investment income (loss)	(1,986,123)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	65,698,476
Change in net unrealized appreciation (depreciation) on investments	52,908,024

Net realized and unrealized gain (loss)	118,606,500

Net Increase (Decrease) in Net Assets Resulting from Operations	$116,620,377

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$ (1,986,123)	$ (666,499)
Net realized gain (loss)	65,698,476	31,132,021
Change in net unrealized appreciation (depreciation)	52,908,024	2,658,560
Net increase (decrease) in net assets resulting from operations	116,620,377	33,124,082

Distributions to Shareholders
From net investment income:
Investor Class	(290,567)	—
Institutional Class	(245,683)	—
A Class	(133,149)	—
R Class	(1,075)	—
Decrease in net assets from distributions	(670,474)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(35,896,888)	(83,545,081)

Redemption Fees
Increase in net assets from redemption fees	33,683	24,643

Net increase (decrease) in net assets	80,086,698	(50,396,356)

Net Assets
Beginning of period	353,261,931	403,658,287
End of period	$433,348,629	$353,261,931

Accumulated net investment loss	$(3,027,091)	$(695,973)

See Notes to Financial Statements.

19

Notes to Financial Statements

October 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

20

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

21

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class and 0.750% to 1.150% for the R6 Class. The effective annual management fee for each class for the period ended October 31, 2013 was 1.41% for the Investor Class, A Class, B Class, C Class and R Class, 1.21% for the Institutional Class and 1.05% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

22

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $293,982,997 and $335,188,659, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	4,784,271	$50,038,404	2,453,283	$21,315,951
Issued in reinvestment of distributions	24,882	222,449	—	—
Redeemed	(4,525,780)	(45,610,715)	(6,694,205)	(56,972,418)
	283,373	4,650,138	(4,240,922)	(35,656,467)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	945,452	9,862,852	1,541,330	13,151,985
Issued in reinvestment of distributions	15,913	143,690	—	—
Redeemed	(3,224,317)	(32,242,668)	(3,700,610)	(31,789,664)
	(2,262,952)	(22,236,126)	(2,159,280)	(18,637,679)
A Class/Shares Authorized	110,000,000		110,000,000
Sold	1,361,853	13,876,067	959,987	8,050,146
Issued in reinvestment of distributions	14,402	126,446	—	—
Redeemed	(3,073,091)	(29,790,771)	(4,114,005)	(34,423,505)
	(1,696,836)	(15,788,258)	(3,154,018)	(26,373,359)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	2,039	21,056	2,663	22,559
Redeemed	(88,360)	(803,639)	(93,983)	(748,733)
	(86,321)	(782,583)	(91,320)	(726,174)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	162,263	1,591,310	140,410	1,130,008
Redeemed	(348,060)	(3,296,362)	(432,945)	(3,478,706)
	(185,797)	(1,705,052)	(292,535)	(2,348,698)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	43,615	447,754	90,711	749,242
Issued in reinvestment of distributions	123	1,075	—	—
Redeemed	(52,854)	(508,836)	(67,748)	(551,946)
	(9,116)	(60,007)	22,963	197,296
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,207	25,000
Net increase (decrease)	(3,955,442)	$(35,896,888)	(9,915,112)	$(83,545,081)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

23

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$418,651,806	—	—
Temporary Cash Investments	913,349	$12,608,012	—
Total Value of Investment Securities	$419,565,155	$12,608,012	—

7. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$670,474	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$307,600,578
Gross tax appreciation of investments	$130,803,373
Gross tax depreciation of investments	(6,230,784)
Net tax appreciation (depreciation) of investments	$124,572,589
Undistributed ordinary income	—
Accumulated short-term capital losses	$(176,885,341)
Late-year ordinary loss deferral	$(3,027,091)

24

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(64,516,152) and $(112,369,189) expire in 2016 and 2017, respectively.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$8.79	(0.05)	3.23	3.18	(0.02)	$11.95	36.23%	1.42%	(0.47)%	80%	$199,294
2012	$8.06	(0.01)	0.74	0.73	—	$8.79	9.06%	1.42%	(0.12)%	62%	$144,021
2011	$7.45	(0.07)	0.68	0.61	—	$8.06	8.19%	1.40%	(0.84)%	108%	$166,243
2010	$5.47	(0.03)	2.01	1.98	—	$7.45	36.20%	1.42%	(0.48)%	183%	$142,793
2009	$5.57	(0.02)	(0.08)	(0.10)	—	$5.47	(1.80)%	1.41%	(0.40)%	204%	$170,125
Institutional Class
2013	$8.88	(0.02)	3.26	3.24	(0.02)	$12.10	36.61%	1.22%	(0.27)%	80%	$103,520
2012	$8.13	0.01	0.74	0.75	—	$8.88	9.23%	1.22%	0.08%	62%	$96,092
2011	$7.50	(0.05)	0.68	0.63	—	$8.13	8.40%	1.20%	(0.64)%	108%	$105,520
2010	$5.49	(0.02)	2.03	2.01	—	$7.50	36.61%	1.22%	(0.28)%	183%	$114,513
2009	$5.59	(0.01)	(0.09)	(0.10)	—	$5.49	(1.79)%	1.21%	(0.20)%	204%	$108,261
A Class
2013	$8.63	(0.07)	3.17	3.10	(0.01)	$11.72	36.00%	1.67%	(0.72)%	80%	$114,080
2012	$7.94	(0.03)	0.72	0.69	—	$8.63	8.69%	1.67%	(0.37)%	62%	$98,665
2011	$7.35	(0.09)	0.68	0.59	—	$7.94	8.03%	1.65%	(1.09)%	108%	$115,741
2010	$5.41	(0.05)	1.99	1.94	—	$7.35	35.86%	1.67%	(0.73)%	183%	$126,763
2009	$5.53	(0.03)	(0.09)	(0.12)	—	$5.41	(2.17)%	1.66%	(0.65)%	204%	$114,026

26

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
B Class
2013	$8.21	(0.13)	3.00	2.87	—	$11.08	34.96%	2.42%		(1.47)%		80%		$1,234
2012	$7.60	(0.09)	0.70	0.61	—	$8.21	8.03%	2.42%		(1.12)%		62%		$1,623
2011	$7.10	(0.15)	0.65	0.50	—	$7.60	7.04%	2.40%		(1.84)%		108%		$2,197
2010	$5.26	(0.09)	1.93	1.84	—	$7.10	34.98%	2.42%		(1.48)%		183%		$3,107
2009	$5.41	(0.07)	(0.08)	(0.15)	—	$5.26	(2.77)%	2.41%		(1.40)%		204%		$2,976
C Class
2013	$8.24	(0.14)	3.02	2.88	—	$11.12	34.95%	2.42%		(1.47)%		80%		$13,171
2012	$7.63	(0.09)	0.70	0.61	—	$8.24	7.99%	2.42%		(1.12)%		62%		$11,291
2011	$7.13	(0.15)	0.65	0.50	—	$7.63	7.01%	2.40%		(1.84)%		108%		$12,691
2010	$5.28	(0.09)	1.94	1.85	—	$7.13	35.04%	2.42%		(1.48)%		183%		$13,476
2009	$5.44	(0.07)	(0.09)	(0.16)	—	$5.28	(2.94)%	2.41%		(1.40)%		204%		$11,608
R Class
2013	$8.56	(0.10)	3.16	3.06	(0.01)	$11.61	35.73%	1.92%		(0.97)%		80%		$2,022
2012	$7.89	(0.04)	0.71	0.67	—	$8.56	8.49%	1.92%		(0.62)%		62%		$1,570
2011	$7.33	(0.11)	0.67	0.56	—	$7.89	7.64%	1.90%		(1.34)%		108%		$1,266
2010	$5.41	(0.06)	1.98	1.92	—	$7.33	35.49%	1.92%		(0.98)%		183%		$998
2009	$5.54	(0.06)	(0.07)	(0.13)	—	$5.41	(2.35)%	1.91%		(0.90)%		204%		$545
R6 Class
2013(4)	$11.33	(0.02)	0.79	0.77	—	$12.10	6.80%	1.05	%(5)	(0.55	)%(5)	80	%(6)	$27

27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

33

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments

34

funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

35

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

36

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

38

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $670,474, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80472 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Ultra® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during the 12 months ended October 31, 2013, with the S&P 500 Index reaching an all-time high in October. Improving economic growth and aggressive monetary policy by the Federal Reserve (Fed) and other leading central banks around the world helped support equities. Corporate profits reached a record high in nominal terms in the third quarter of 2013, though the rate of earnings growth slowed over the course of the fiscal year. Similarly, expectations for corporate earnings have also declined, according to analysts at Merrill Lynch.

Stocks experienced sharp volatility in May and June, when the Fed began to talk about cutting back, or “tapering,” its monthly bond purchases. The government shutdown and budget negotiations in Washington contributed further to market uncertainty. Nevertheless, signs of continued strength in the job and housing markets and Fed assurances that no tapering was imminent helped stocks rebound to new highs.

Every Sector in Russell 1000 Growth Index Enjoyed Double-Digit Gains

In that environment, there was little difference in performance by style among large- and mid-capitalization stocks, though growth outperformed value-oriented shares by a wide margin among small-cap stocks, as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, small- and mid-capitalization stocks did better than those of large-cap companies.

Within the Russell 1000 Growth Index, every sector produced double-digit gains. Health care stocks performed best, driven by gains in the biotechnology segment. Consumer discretionary stocks made up the next-best performing sector led by auto-related stocks and internet and catalog retailers. Industrials, energy, and materials shares all produced returns in excess of the index. The information technology sector gained the least, weighed down by poor performance among computers and peripherals stocks. Telecommunication services, utilities, and consumer staples also lagged the index.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	31.34%(3)	16.84%	6.44%	11.51%	11/2/81
Russell 1000 Growth Index	—	28.30%	17.50%	7.70%	10.60%(1)	—
S&P 500 Index	—	27.18%	15.16%	7.45%	11.60%(1)	—
Institutional Class	TWUIX	31.56%(3)	17.07%	6.66%	6.30%	11/14/96
A Class(2) No sales charge* With sales charge*	TWUAX	30.99%(3) 23.46%	16.56% 15.18%	6.18% 5.55%	6.04% 5.68%	10/2/96
C Class	TWCCX	29.98%	15.68%	5.38%	4.48%	10/29/01
R Class	AULRX	30.66%(3)	16.26%	5.92%	6.27%	8/29/03
R6 Class	AULDX	—	—	—	9.15%(4)	7/26/13

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/81, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(4)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.99%	0.79%	1.24%	1.99%	1.49%	0.64%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeffrey Bourke

Performance Summary

Ultra returned 31.34%* for the 12 months ended October 31, 2013, compared with the 28.30% return of its benchmark, the Russell 1000 Growth Index, and the 27.18% return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they continued to experience considerable volatility. In this environment, Ultra delivered solid results for the period and outperformed its benchmark.

Within the portfolio, security selection in the consumer discretionary and information technology sectors accounted for the bulk of Ultra’s outperformance relative to the benchmark. Positioning in the financials and telecommunications sectors contributed meaningfully. Positioning in the materials and consumer staples sectors trimmed those relative gains.

Consumer Discretionary, Information Technology Contributed

The consumer discretionary sector accounted for the bulk of Ultra’s outperformance versus the benchmark. In the sector, the top individual contributor was electric vehicle maker Tesla. The company has an attractive runway for growth as the Model S production expands and new models, such as the Model X SUV, are expected to begin production in late 2014.

In the hotels, restaurants, and leisure industry group, an overweight position in Starbucks contributed, as the company did not appear to suffer from the slowdown that others in the retail space encountered. Starbucks continued to benefit from lower coffee bean prices and posted strong same-store-sales levels. Positioning in the textiles, apparel, and luxury goods industry and the specialty retail industry also benefited relative results.

The information technology sector was also a key source of relative outperformance. Here, an overweight position in LinkedIn contributed significantly. While the company’s margins will be lower near term due to higher spending, the spending includes building its own data center and developing a more scalable advertising business model. These investments will enable higher profitability for the company longer term. LinkedIn continued to grow subscribers, gain market share in the recruiter market and expand internationally.

Within the IT services industry group, it was beneficial to be underrepresented in shares of IBM, which experienced weak revenue growth under the challenging macro environment.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Financials, Telecommunications Services Helped

In the financials sector, avoiding the real estate investment trust (REIT) group altogether represented the majority of relative outperformance versus the benchmark. Stock decisions in the insurance segment also contributed.

The portfolio held no exposure to the telecommunications sector, as the investment team saw more attractive opportunities for growth in other sectors. This decision helped relative returns during the reporting period when the sector underperformed the benchmark.

Biotechnology company Gilead Sciences was the portfolio’s top individual contributor, with investors responding positively to developments in the company’s hepatitis C treatment.

Materials, Consumer Staples Detracted

The materials sector was a source of underperformance. Here, holdings in the chemical industry segment detracted most. The leading detractor was fertilizer company Potash Corp. of Saskatchewan, which detracted as a result of a collapse in potash prices and slowing demand.

In the consumer staples sector, an overweight allocation benefited relative results but did not compensate for the negative impact of stock decisions within the sector. The portfolio’s overweight position in tobacco company Philip Morris detracted due to lower volumes and higher excise taxes.

In terms of individual holdings, a position in Apple represented the largest detractor from returns versus the benchmark. The company missed analysts’ expectations for sales of its iPhone and achieved lower-than-expected margins.

Starting Point for Next Reporting Period

Going forward, we remain confident in our investment beliefs that stocks that exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process. As of October 31, 2013, the largest overweight sector within the portfolio relative to the benchmark was information technology. This reflected significant overweight allocations to computers and peripherals, and internet software and services industries. The portfolio held a sizable overweight to health care stocks, driven by allocations to the biotechnology and health care providers industries. The portfolio also had an overweight allocation to financial shares, reflecting positioning among diversified financial services, capital markets, and insurance shares.

The portfolio’s largest underweight position was in the telecommunications sector. The managers find more attractive opportunities for growth in other sectors.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Apple, Inc.	6.1%
Google, Inc., Class A	5.5%
Gilead Sciences, Inc.	3.8%
Starbucks Corp.	2.7%
Amazon.com, Inc.	2.5%
Monsanto Co.	2.3%
MasterCard, Inc., Class A	2.3%
QUALCOMM, Inc.	2.3%
Philip Morris International, Inc.	2.2%
TJX Cos., Inc. (The)	2.1%

Top Five Industries	% of net assets
Internet Software and Services	10.0%
Computers and Peripherals	7.2%
Biotechnology	7.2%
Hotels, Restaurants and Leisure	5.1%
Software	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.1%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid During Period(1) 5/1/13 – 10/31/13		Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,183.80		$5.45		0.99%
Investor Class (before waiver)	$1,000	$1,183.80	(2)	$5.45		0.99%
Institutional Class (after waiver)	$1,000	$1,185.10		$4.35		0.79%
Institutional Class (before waiver)	$1,000	$1,185.10	(2)	$4.35		0.79%
A Class (after waiver)	$1,000	$1,182.50		$6.82		1.24%
A Class (before waiver)	$1,000	$1,182.50	(2)	$6.82		1.24%
C Class (after waiver)	$1,000	$1,177.90		$10.92		1.99%
C Class (before waiver)	$1,000	$1,177.90	(2)	$10.92		1.99%
R Class (after waiver)	$1,000	$1,180.60		$8.19		1.49%
R Class (before waiver)	$1,000	$1,180.60	(2)	$8.19		1.49%
R6 Class (after waiver)	$1,000	$1,091.50	(3)	$1.77	(4)	0.63%
R6 Class (before waiver)	$1,000	$1,091.50	(2)(3)	$1.80	(4)	0.64%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.22		$5.04		0.99%
Investor Class (before waiver)	$1,000	$1,020.22		$5.04		0.99%
Institutional Class (after waiver)	$1,000	$1,021.22		$4.02		0.79%
Institutional Class (before waiver)	$1,000	$1,021.22		$4.02		0.79%
A Class (after waiver)	$1,000	$1,018.96		$6.31		1.24%
A Class (before waiver)	$1,000	$1,018.96		$6.31		1.24%
C Class (after waiver)	$1,000	$1,015.17		$10.11		1.99%
C Class (before waiver)	$1,000	$1,015.17		$10.11		1.99%
R Class (after waiver)	$1,000	$1,017.69		$7.58		1.49%
R Class (before waiver)	$1,000	$1,017.69		$7.58		1.49%
R6 Class (after waiver)	$1,000	$1,022.03	(5)	$3.21	(5)	0.63%
R6 Class (before waiver)	$1,000	$1,021.98	(5)	$3.26	(5)	0.64%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

(3)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through October 31, 2013.

(4)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 98, the number of days in the period from July 26, 2013 (commencement of sale) through October 31, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(5)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 99.5%
AEROSPACE AND DEFENSE — 3.4%
Boeing Co. (The)	1,000,000	$ 130,500,000
United Technologies Corp.	1,231,000	130,793,750
		261,293,750
AUTO COMPONENTS — 0.6%
BorgWarner, Inc.	448,000	46,202,240
AUTOMOBILES — 1.0%
Tesla Motors, Inc.(1)	468,000	74,851,920
BEVERAGES — 1.6%
Coca-Cola Co. (The)	3,052,000	120,767,640
BIOTECHNOLOGY — 7.2%
Alexion Pharmaceuticals, Inc.(1)	500,000	61,475,000
Celgene Corp.(1)	991,000	147,153,590
Gilead Sciences, Inc.(1)	4,098,000	290,917,020
Regeneron Pharmaceuticals, Inc.(1)	175,000	50,330,000
		549,875,610
BUILDING PRODUCTS — 0.5%
Lennox International, Inc.	510,000	39,810,600
CAPITAL MARKETS — 1.8%
Franklin Resources, Inc.	1,349,958	72,708,738
T. Rowe Price Group, Inc.	855,000	66,185,550
		138,894,288
CHEMICALS — 3.1%
Ecolab, Inc.	557,001	59,042,106
Monsanto Co.	1,677,000	175,883,760
		234,925,866
COMMUNICATIONS EQUIPMENT — 2.3%
QUALCOMM, Inc.	2,506,000	174,091,820
COMPUTERS AND PERIPHERALS — 7.2%
Apple, Inc.	890,833	465,326,618
EMC Corp.	3,559,000	85,665,130
		550,991,748
CONSUMER FINANCE — 1.2%
American Express Co.	1,097,000	89,734,600
DIVERSIFIED FINANCIAL SERVICES — 2.0%
CME Group, Inc.	670,000	49,720,700
JPMorgan Chase & Co.	1,933,000	99,626,820
		149,347,520
ELECTRICAL EQUIPMENT — 3.1%
Eaton Corp. plc	1,360,000	95,961,600
Emerson Electric Co.	2,064,000	138,226,080
		234,187,680
ENERGY EQUIPMENT AND SERVICES — 2.1%
Core Laboratories NV	219,000	41,001,180
Schlumberger Ltd.	1,270,000	119,024,400
		160,025,580
FOOD AND STAPLES RETAILING — 2.5%
Costco Wholesale Corp.	1,126,000	132,868,000
Whole Foods Market, Inc.	884,000	55,806,920
		188,674,920
FOOD PRODUCTS — 1.5%
Mead Johnson Nutrition Co.	723,000	59,040,180
Nestle SA	809,000	58,400,287
		117,440,467
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.7%
St. Jude Medical, Inc.	406,000	23,300,340
Varian Medical Systems, Inc.(1)	426,000	30,919,080
		54,219,420
HEALTH CARE PROVIDERS AND SERVICES — 2.9%
Catamaran Corp.(1)	538,000	25,264,480
Express Scripts Holding Co.(1)	1,468,000	91,779,360
UnitedHealth Group, Inc.	1,582,000	107,987,320
		225,031,160
HEALTH CARE TECHNOLOGY — 1.0%
Cerner Corp.(1)	1,355,000	75,920,650
HOTELS, RESTAURANTS AND LEISURE — 5.1%
McDonald’s Corp.	1,001,900	96,703,388
Starbucks Corp.	2,522,000	204,408,100
Wynn Resorts Ltd.	538,000	89,442,500
		390,553,988
HOUSEHOLD PRODUCTS — 1.2%
Colgate-Palmolive Co.	1,414,000	91,528,220
INSURANCE — 1.3%
MetLife, Inc.	2,056,000	97,269,360
INTERNET AND CATALOG RETAIL — 2.5%
Amazon.com, Inc.(1)	525,000	191,115,750
INTERNET SOFTWARE AND SERVICES — 10.0%
Baidu, Inc. ADR(1)	343,000	55,188,700
Facebook, Inc., Class A(1)	2,359,000	118,563,340
Google, Inc., Class A(1)	406,599	419,032,797
LinkedIn Corp., Class A(1)	446,000	99,756,820
Tencent Holdings Ltd.	822,000	44,869,135
Yelp, Inc.(1)	353,000	23,915,750
		761,326,542

12

	Shares	Value
IT SERVICES — 3.8%
MasterCard, Inc., Class A	245,229	$175,853,716
Teradata Corp.(1)	879,000	38,737,530
Visa, Inc., Class A	390,000	76,701,300
		291,292,546
MACHINERY — 4.2%
Cummins, Inc.	701,000	89,041,020
Donaldson Co., Inc.	779,000	30,856,190
Parker-Hannifin Corp.	643,000	75,050,960
WABCO Holdings, Inc.(1)	856,000	73,342,080
Wabtec Corp.	752,000	49,022,880
		317,313,130
MEDIA — 4.6%
Comcast Corp., Class A	946,000	45,010,680
Time Warner, Inc.	1,575,000	108,265,500
Twenty-First Century Fox, Inc.	2,164,000	73,749,120
Walt Disney Co. (The)	1,794,000	123,050,460
		350,075,760
OIL, GAS AND CONSUMABLE FUELS — 3.0%
Concho Resources, Inc.(1)	253,000	27,984,330
EOG Resources, Inc.	328,000	58,515,200
Noble Energy, Inc.	1,128,000	84,521,040
Occidental Petroleum Corp.	605,000	58,128,400
		229,148,970
PERSONAL PRODUCTS — 0.8%
Estee Lauder Cos., Inc. (The), Class A	811,000	57,548,560
PHARMACEUTICALS — 1.5%
Pfizer, Inc.	3,689,000	113,178,520
PROFESSIONAL SERVICES — 0.8%
Nielsen Holdings NV	1,561,000	61,565,840
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.3%
Altera Corp.	1,350,000	45,360,000
Linear Technology Corp.	1,285,000	52,864,900
		98,224,900
SOFTWARE — 4.7%
Microsoft Corp.	1,582,000	55,923,700
NetSuite, Inc.(1)	380,000	38,334,400
Oracle Corp.	3,634,000	121,739,000
Salesforce.com, Inc.(1)	1,420,000	75,771,200
VMware, Inc., Class A(1)	556,000	45,191,680
Workday, Inc.(1)	326,000	24,407,620
		361,367,600
SPECIALTY RETAIL — 4.0%
Home Depot, Inc. (The)	605,000	47,123,450
O’Reilly Automotive, Inc.(1)	348,000	43,085,880
Tiffany & Co.	731,000	57,873,270
TJX Cos., Inc. (The)	2,594,800	157,737,892
		305,820,492
TEXTILES, APPAREL AND LUXURY GOODS — 2.8%
Burberry Group plc	1,729,000	42,554,455
NIKE, Inc., Class B	1,498,000	113,488,480
Under Armour, Inc. Class A(1)	693,000	56,236,950
		212,279,885
TOBACCO — 2.2%
Philip Morris International, Inc.	1,848,000	164,693,760
TOTAL COMMON STOCKS (Cost $3,831,231,487)		7,580,591,302
Temporary Cash Investments — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $6,293,192), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $6,177,016)		6,177,004
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $7,567,560), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $7,412,410)		7,412,404
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $7,566,091), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $7,412,409)		7,412,405
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $7,566,129), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $7,412,414)		7,412,404
SSgA U.S. Government Money Market Fund	2,072,336	2,072,336
TOTAL TEMPORARY CASH INVESTMENTS (Cost $30,486,553)		30,486,553
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $3,861,718,040)		7,611,077,855
OTHER ASSETS AND LIABILITIES — 0.1%		8,984,938
TOTAL NET ASSETS — 100.0%		$7,620,062,793

13

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	50,415,351	CHF	45,041,075	Credit Suisse AG	11/29/13	$ 765,076
USD	36,742,363	GBP	22,735,486	Credit Suisse AG	11/29/13	295,125
						$1,060,201

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $3,861,718,040)	$7,611,077,855
Foreign currency holdings, at value (cost of $884,338)	917,478
Receivable for investments sold	21,421,165
Receivable for capital shares sold	1,066,180
Unrealized gain on forward foreign currency exchange contracts	1,060,201
Dividends and interest receivable	2,729,012
7,638,271,891

Liabilities
Payable for investments purchased	9,319,227
Payable for capital shares redeemed	2,702,435
Accrued management fees	6,168,270
Distribution and service fees payable	19,166
18,209,098

Net Assets	$7,620,062,793

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,596,463,499
Undistributed net investment income	22,220,265
Undistributed net realized gain	250,910,456
Net unrealized appreciation	3,750,468,573
$7,620,062,793

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$7,338,221,580	218,682,590	$33.56
Institutional Class, $0.01 Par Value	$202,117,862	5,868,613	$34.44
A Class, $0.01 Par Value	$71,062,591	2,189,545	$32.46*
C Class, $0.01 Par Value	$2,077,091	70,172	$29.60
R Class, $0.01 Par Value	$6,556,380	204,240	$32.10
R6 Class, $0.01 Par Value	$27,289	792	$34.46

*Maximum offering price $34.44 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $574,607)	$102,141,587
Interest	46,306
102,187,893

Expenses:
Management fees	66,611,378
Distribution and service fees:
A Class	163,850
C Class	16,966
R Class	30,035
Directors’ fees and expenses	237,873
Other expenses	216
67,060,318
Fees waived	(183,720)
66,876,598

Net investment income (loss)	35,311,295

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	727,633,655
Foreign currency transactions	(2,365,038)
725,268,617

Change in net unrealized appreciation (depreciation) on:
Investments	1,107,394,779
Translation of assets and liabilities in foreign currencies	1,311,853
1,108,706,632

Net realized and unrealized gain (loss)	1,833,975,249

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,869,286,544

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$35,311,295	$16,322,659
Net realized gain (loss)	725,268,617	67,018,612
Change in net unrealized appreciation (depreciation)	1,108,706,632	500,109,640
Net increase (decrease) in net assets resulting from operations	1,869,286,544	583,450,911

Distributions to Shareholders
From net investment income:
Investor Class	(31,423,524)	—
Institutional Class	(288,697)	—
A Class	(284,451)	—
C Class	(3,847)	—
R Class	(22,083)	—
Decrease in net assets from distributions	(32,022,602)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(534,351,092)	(371,178,954)

Net increase (decrease) in net assets	1,302,912,850	212,271,957

Net Assets
Beginning of period	6,317,149,943	6,104,877,986
End of period	$7,620,062,793	$6,317,149,943

Undistributed net investment income	$22,220,265	$23,005,732

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.800% for the Institutional Class and 0.450% to 0.650% for the R6 Class. Effective August 1, 2013, the investment advisor voluntarily agreed to waive 0.01% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2014, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the period ended October 31, 2013 was $177,078, $4,705, $1,728, $48, $160 and $1 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the period ended October 31, 2013 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class. The effective annual management fee after waiver for each class for the period ended October 31, 2013 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $1,764,398,027 and $2,197,195,722, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013(1)		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	7,055,804	$203,087,516	10,917,537	$271,182,938
Issued in reinvestment of distributions	1,154,983	30,456,895	—	—
Redeemed	(30,708,842)	(872,739,374)	(25,327,027)	(633,737,852)
	(22,498,055)	(639,194,963)	(14,409,490)	(362,554,914)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	4,611,587	136,709,282	565,669	14,453,949
Issued in reinvestment of distributions	10,077	272,290	—	—
Redeemed	(742,701)	(21,742,793)	(778,943)	(20,325,791)
	3,878,963	115,238,779	(213,274)	(5,871,842)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	327,276	9,115,770	632,383	15,355,125
Issued in reinvestment of distributions	10,500	268,378	—	—
Redeemed	(698,036)	(19,328,348)	(821,416)	(19,845,648)
	(360,260)	(9,944,200)	(189,033)	(4,490,523)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	14,186	370,450	33,458	754,820
Issued in reinvestment of distributions	95	2,235	—	—
Redeemed	(8,260)	(210,230)	(1,562)	(34,436)
	6,021	162,455	31,896	720,384
R Class/Shares Authorized	50,000,000		50,000,000
Sold	86,097	2,296,500	106,133	2,600,422
Issued in reinvestment of distributions	863	21,866	—	—
Redeemed	(109,589)	(2,956,529)	(63,922)	(1,582,481)
	(22,629)	(638,163)	42,211	1,017,941
R6 Class/Shares Authorized	50,000,000		N/A
Sold	792	25,000
Net increase (decrease)	(18,995,168)	$(534,351,092)	(14,737,690)	$(371,178,954)

(1)	July 26, 2013 (commencement of sale) through October 31, 2013 for the R6 Class.

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$7,434,767,425	$145,823,877	—
Temporary Cash Investments	2,072,336	28,414,217	—
Total Value of Investment Securities	$7,436,839,761	$174,238,094	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$1,060,201	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

The value of foreign currency risk derivative instruments as of October 31, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $1,060,201 in unrealized gain on forward foreign currency exchange contracts. For the year ended October 31, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(2,471,865) in net realized gain (loss) on foreign currency transactions and $1,352,777 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$32,022,602	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,909,450,291
Gross tax appreciation of investments	$3,708,948,086
Gross tax depreciation of investments	(7,320,522)
Net tax appreciation (depreciation) of investments	$3,701,627,564
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$48,554
Net tax appreciation (depreciation)	$3,701,676,118
Undistributed ordinary income	$23,280,466
Accumulated long-term gains	$298,642,710

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$25.68	0.15	7.86	8.01	(0.13)	$33.56	31.34%	0.99%	0.99%	0.52%	0.52%	26%	$7,338,222
2012	$23.42	0.06	2.20	2.26	—	$25.68	9.65%	0.99%	0.99%	0.26%	0.26%	13%	$6,194,268
2011	$21.22	0.04	2.20	2.24	(0.04)	$23.42	10.59%	0.99%	0.99%	0.16%	0.16%	13%	$5,984,972
2010	$17.82	0.05	3.44	3.49	(0.09)	$21.22	19.63%	1.00%	1.00%	0.25%	0.25%	24%	$5,906,158
2009	$15.67	0.11	2.12	2.23	(0.08)	$17.82	14.35%	1.00%	1.00%	0.69%	0.69%	53%	$5,435,051
Institutional Class
2013	$26.32	0.17	8.10	8.27	(0.15)	$34.44	31.56%	0.79%	0.79%	0.72%	0.72%	26%	$202,118
2012	$23.95	0.12	2.25	2.37	—	$26.32	9.90%	0.79%	0.79%	0.46%	0.46%	13%	$52,362
2011	$21.69	0.08	2.27	2.35	(0.09)	$23.95	10.85%	0.79%	0.79%	0.36%	0.36%	13%	$52,751
2010	$18.22	0.09	3.51	3.60	(0.13)	$21.69	19.81%	0.80%	0.80%	0.45%	0.45%	24%	$45,791
2009	$16.02	0.14	2.17	2.31	(0.11)	$18.22	14.58%	0.80%	0.80%	0.89%	0.89%	53%	$73,933

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Operating Expenses (before expense waiver)		Net Investment Income (Loss)		Net Investment Income (Loss) (before expense waiver)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
A Class
2013	$24.89	0.08	7.60	7.68	(0.11)	$32.46	30.99%	1.24%		1.24%		0.27%		0.27%		26%		$71,063
2012	$22.75	— (3)	2.14	2.14	—	$24.89	9.41%	1.24%		1.24%		0.01%		0.01%		13%		$63,461
2011	$20.62	(0.02)	2.15	2.13	—	$22.75	10.33%	1.24%		1.24%		(0.09)%		(0.09)%		13%		$62,304
2010	$17.33	— (3)	3.33	3.33	(0.04)	$20.62	19.24%	1.25%		1.25%		0.00	%(4)	0.00	%(4)	24%		$68,109
2009	$15.23	0.07	2.07	2.14	(0.04)	$17.33	14.14%	1.25%		1.25%		0.44%		0.44%		53%		$77,484
C Class
2013	$22.83	(0.13)	6.96	6.83	(0.06)	$29.60	29.98%	1.99%		1.99%		(0.48)%		(0.48)%		26%		$2,077
2012	$21.02	(0.17)	1.98	1.81	—	$22.83	8.61%	1.99%		1.99%		(0.74)%		(0.74)%		13%		$1,464
2011	$19.20	(0.17)	1.99	1.82	—	$21.02	9.48%	1.99%		1.99%		(0.84)%		(0.84)%		13%		$678
2010	$16.22	(0.13)	3.11	2.98	—	$19.20	18.45%	2.00%		2.00%		(0.75)%		(0.75)%		24%		$789
2009	$14.32	(0.04)	1.94	1.90	—	$16.22	13.20%	2.00%		2.00%		(0.31)%		(0.31)%		53%		$884
R Class
2013	$24.66	0.01	7.53	7.54	(0.10)	$32.10	30.66%	1.49%		1.49%		0.02%		0.02%		26%		$6,556
2012	$22.60	(0.06)	2.12	2.06	—	$24.66	9.12%	1.49%		1.49%		(0.24)%		(0.24)%		13%		$5,595
2011	$20.54	(0.08)	2.14	2.06	—	$22.60	10.03%	1.49%		1.49%		(0.34)%		(0.34)%		13%		$4,173
2010	$17.26	(0.05)	3.33	3.28	—	$20.54	19.00%	1.50%		1.50%		(0.25)%		(0.25)%		24%		$3,260
2009	$15.17	0.03	2.07	2.10	(0.01)	$17.26	13.84%	1.50%		1.50%		0.19%		0.19%		53%		$3,056
R6 Class
2013(5)	$31.57	0.05	2.84	2.89	—	$34.46	9.15%	0.63	%(6)	0.64	%(6)	0.61	%(6)	0.60	%(6)	26	%(7)	$27

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	July 26, 2013 (commencement of sale) through October 31, 2013.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

32

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

33

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

34

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

36

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $32,022,602, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80468 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

Veedot® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Improving U.S. Economic Environment, Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	34.11%(1)	11.98%	6.54%	4.64%	11/30/99
Russell 3000 Index	—	28.99%	15.93%	7.92%	4.27%	—
Institutional Class	AVDIX	34.41%(1)	12.20%	6.76%	3.50%	8/1/00

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.26%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot returned 34.11%* for the 12 months ended October 31, 2013, compared with its benchmark, the Russell 3000 Index, which returned 28.99% for the period.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they experienced considerable volatility. For example, price momentum, one of many factors incorporated in the Veedot stock selection model, came in and out of favor during the reporting period. In this environment, Veedot’s highly systematic investment process delivered positive portfolio returns and outpaced its benchmark.

Within the portfolio, stock selection in the information technology, consumer staples, and financials sectors accounted for the bulk of outperformance relative to Veedot’s benchmark. Those relative gains were partially offset by stock selection in the consumer discretionary, materials, and energy sectors.

Information Technology Drove Outperformance

Stock choices made information technology shares the leading contributors. In the computers and peripherals industry segment, the portfolio held an underweight position in Apple. This decision benefited returns versus the benchmark as the company missed analysts’ expectations for sales of its iPhone and achieved lower-than-expected margins. Also in the sector, positioning in the IT services, electronic equipment instruments, and semiconductors and semiconductor equipment groups contributed to relative results.

Consumer Staples, Financials Contributed

Beneficial holdings within the consumer staples sector included an overweight position in Green Mountain Coffee Roasters. The largest U.S. seller of single-serve brewers signed a five-year contract with Starbucks that tripled the number of single-serve packs that Starbucks produces for Green Mountain’s Keurig brewing machines. The company also continued to experience strong sales growth. Also within the consumer staples sector, the portfolio was rewarded for positioning in the personal products, tobacco, and food and staples retailing industries.

Stock decisions in the financials sector contributed meaningfully to relative performance. In the capital markets segment, the portfolio held a position in Apollo Global Management. The company experienced economic net income growth as assets under management increased. Stock selection within the consumer finance and commercial bank groups also contributed meaningfully to returns versus the benchmark.

In terms of individual contributors, electric vehicle maker Tesla contributed meaningfully. The company has an attractive capacity expansion and margin profile. Tesla continues to experience strong demand for its cars and is on pace to meet volume and margin targets, primarily as a result of purchased component cost savings, and supply chain and labor efficiencies.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Consumer Discretionary, Materials, Energy Detracted

The consumer discretionary sector detracted from returns versus the benchmark. In the sector, an overweight position in Francesca’s Holdings Corporation hurt relative results. The specialty retailer delivered earnings that fell short of analysts’ expectations and lowered its full-year earnings guidance due to soft sales levels and weak margins. Also in the sector, stock decisions in the textiles, luxury, and apparel goods industry and the hotels, restaurants, and leisure industry detracted meaningfully from relative returns.

Detrimental positions in the materials sector included Barrick Gold. The gold mining company took $8.7 billion in charge-offs in mid-2013, driven largely by a government-forced stoppage at the company’s controversial Pascua-Lama gold mine project in Chile as a result of environmental concerns.

Positioning within the energy sector hurt relative performance. In the oil, gas, and consumable fuels group, the portfolio held an overweight stake in Western Refining. The oil refiner and marketer delivered weak earnings results due to a decline in refining margins.

Retailer Wal-Mart was the largest individual detractor from relative results. The company had outperformed in the past but declined as many investors sold off winners and rotated into global cyclical stocks.

Outlook

Using a systematic and technically-driven process, Veedot examines macroeconomic and company specific information in a complex model to underpin its stock selection process.

During the reporting period, even though the environment moved between periods favoring growth and value investment styles, the Veedot portfolio delivered solid results and solidly outpaced its benchmark. Looking ahead, the investment team remains confident that its systematic process of fusing macroeconomic and stock-specific factors will continue to successfully identify risk-adjusted opportunities across investment styles and industry sectors.

7

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Walgreen Co.	1.5%
Cardinal Health, Inc.	1.4%
McKesson Corp.	1.4%
Wal-Mart Stores, Inc.	1.4%
Boeing Co. (The)	1.3%
Kroger Co. (The)	1.3%
TripAdvisor, Inc.	1.3%
CVS Caremark Corp.	1.3%
Raytheon Co.	1.2%
Microsoft Corp.	1.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.8%
Insurance	6.6%
Software	6.1%
Food and Staples Retailing	5.5%
Health Care Providers and Services	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(0.3)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,159.60	$6.80	1.25%
Institutional Class	$1,000	$1,161.70	$5.72	1.05%
Hypothetical
Investor Class	$1,000	$1,018.90	$6.36	1.25%
Institutional Class	$1,000	$1,019.91	$5.35	1.05%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 98.9%
AEROSPACE AND DEFENSE — 3.1%
B/E Aerospace, Inc.(1)	5,703	$462,856
Boeing Co. (The)	9,068	1,183,374
Raytheon Co.	12,995	1,070,398
		2,716,628
AIR FREIGHT AND LOGISTICS — 1.1%
United Parcel Service, Inc., Class B	10,206	1,002,637
BEVERAGES — 1.7%
Boston Beer Co., Inc., Class A(1)	3,975	912,620
Monster Beverage Corp.(1)	10,958	627,127
		1,539,747
BIOTECHNOLOGY — 2.1%
Myriad Genetics, Inc.(1)	27,182	662,697
PDL BioPharma, Inc.	110,060	890,386
Theravance, Inc.(1)	8,966	328,514
		1,881,597
CAPITAL MARKETS — 1.0%
Fortress Investment Group LLC Class A	101,711	839,116
CHEMICALS — 0.6%
Sherwin-Williams Co. (The)	2,913	547,644
COMMERCIAL BANKS — 3.1%
First Republic Bank	19,375	989,481
UMB Financial Corp.	13,746	809,915
Wintrust Financial Corp.	20,757	903,137
		2,702,533
COMMERCIAL SERVICES AND SUPPLIES — 2.1%
Stericycle, Inc.(1)	7,808	907,290
Waste Connections, Inc.	404	17,267
Waste Management, Inc.	20,786	905,022
		1,829,579
COMMUNICATIONS EQUIPMENT — 1.0%
Cisco Systems, Inc.	39,663	892,417
COMPUTERS AND PERIPHERALS — 2.7%
3D Systems Corp.(1)	8,731	543,418
Apple, Inc.	1,864	973,660
Western Digital Corp.	12,903	898,436
		2,415,514
CONSUMER FINANCE — 2.1%
Credit Acceptance Corp.(1)	7,020	830,466
World Acceptance Corp.(1)	9,611	1,000,697
		1,831,163
CONTAINERS AND PACKAGING — 1.5%
Graphic Packaging Holding Co.(1)	66,741	560,624
Silgan Holdings, Inc.	16,996	766,010
		1,326,634
DISTRIBUTORS — 0.8%
LKQ Corp.(1)	21,815	720,549
DIVERSIFIED FINANCIAL SERVICES — 1.0%
IntercontinentalExchange, Inc.(1)	4,797	924,526
ELECTRIC UTILITIES — 2.2%
Duke Energy Corp.	10,685	766,435
NextEra Energy, Inc.	9,594	813,092
PPL Corp.	10,724	328,476
		1,908,003
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.0%
Corning, Inc.	52,482	896,917
FOOD AND STAPLES RETAILING — 5.5%
CVS Caremark Corp.	18,263	1,137,054
Kroger Co. (The)	27,421	1,174,716
Wal-Mart Stores, Inc.	15,699	1,204,898
Walgreen Co.	22,229	1,316,846
		4,833,514
FOOD PRODUCTS — 2.8%
General Mills, Inc.	20,489	1,033,055
Hain Celestial Group, Inc. (The)(1)	7,384	614,570
Kellogg Co.	12,870	814,028
		2,461,653
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Becton Dickinson and Co.	9,653	1,014,820
HEALTH CARE PROVIDERS AND SERVICES — 4.5%
Cardinal Health, Inc.	20,758	1,217,664
McKesson Corp.	7,735	1,209,290
MWI Veterinary Supply, Inc.(1)	3,609	572,532
WellPoint, Inc.	11,916	1,010,477
		4,009,963
HOTELS, RESTAURANTS AND LEISURE — 2.9%
Chipotle Mexican Grill, Inc.(1)	1,696	893,741
McDonald’s Corp.	8,537	823,991
Papa John’s International, Inc.	11,726	887,307
		2,605,039
HOUSEHOLD PRODUCTS — 1.0%
Colgate-Palmolive Co.	13,807	893,727

11

	Shares	Value
INDUSTRIAL CONGLOMERATES — 1.0%
3M Co.	6,992	$879,943
INSURANCE — 6.6%
ACE Ltd.	9,305	888,069
CNO Financial Group, Inc.	64,102	998,709
Hanover Insurance Group, Inc. (The)	15,279	894,433
Marsh & McLennan Cos., Inc.	16,112	737,930
Primerica, Inc.	9,567	410,903
Progressive Corp. (The)	16,760	435,257
RLI Corp.	8,924	843,139
StanCorp Financial Group, Inc.	10,992	647,429
		5,855,869
INTERNET AND CATALOG RETAIL — 1.6%
Groupon, Inc.(1)	29,952	273,462
TripAdvisor, Inc.(1)	13,870	1,147,187
		1,420,649
INTERNET SOFTWARE AND SERVICES — 1.1%
Sohu.com, Inc.(1)	14,460	968,242
IT SERVICES — 3.8%
CACI International, Inc., Class A(1)	13,124	944,666
iGATE Corp.(1)	29,551	940,904
International Business Machines Corp.	3,520	630,819
MoneyGram International, Inc.(1)	41,709	880,477
		3,396,866
LEISURE EQUIPMENT AND PRODUCTS — 0.9%
Smith & Wesson Holding Corp.(1)	76,243	821,900
LIFE SCIENCES TOOLS AND SERVICES — 0.7%
Charles River Laboratories International, Inc.(1)	12,181	599,427
MACHINERY — 0.6%
Deere & Co.	6,041	494,395
MEDIA — 3.1%
Belo Corp. Class A	56,400	774,372
CTC Media, Inc.	77,897	984,618
Time Warner Cable, Inc.	7,921	951,708
		2,710,698
METALS AND MINING — 0.2%
Alcoa, Inc.	21,485	199,166
MULTI-UTILITIES — 1.7%
Consolidated Edison, Inc.	10,407	605,896
Dominion Resources, Inc.	14,358	915,322
		1,521,218
MULTILINE RETAIL — 1.3%
Macy’s, Inc.	20,109	927,226
Target Corp.	3,989	258,447
		1,185,673
OIL, GAS AND CONSUMABLE FUELS — 10.8%
Anadarko Petroleum Corp.	7,890	751,838
Chevron Corp.	7,594	910,976
Energen Corp.	7,697	602,829
EOG Resources, Inc.	5,711	1,018,842
Exxon Mobil Corp.	9,588	859,277
Laredo Petroleum Holdings, Inc.(1)	31,164	990,080
Marathon Petroleum Corp.	3,715	266,217
Occidental Petroleum Corp.	8,570	823,406
Phillips 66	8,478	546,238
Plains All American Pipeline LP	19,718	1,009,956
Range Resources Corp.	10,683	808,810
SM Energy Co.	11,063	980,292
		9,568,761
PAPER AND FOREST PRODUCTS — 0.7%
International Paper Co.	14,082	628,198
PHARMACEUTICALS — 2.4%
Bristol-Myers Squibb Co.	11,260	591,375
Perrigo Co.	4,831	666,146
Salix Pharmaceuticals Ltd.(1)	12,181	873,987
		2,131,508
PROFESSIONAL SERVICES — 1.0%
WageWorks, Inc.(1)	16,680	854,183
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.0%
Essex Property Trust, Inc.	5,696	917,056
LTC Properties, Inc.	22,651	893,582
		1,810,638
ROAD AND RAIL — 1.1%
Kansas City Southern	7,774	944,696
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.6%
Intel Corp.	37,131	907,110
SunPower Corp.(1)	16,298	492,037
		1,399,147
SOFTWARE — 6.1%
CommVault Systems, Inc.(1)	8,734	681,951
Giant Interactive Group, Inc. ADR	105,734	935,746
Microsoft Corp.	29,438	1,040,633
ServiceNow, Inc.(1)	17,438	952,289
Shanda Games Ltd. ADR(1)	73,689	325,705

12

Shares	Value

TiVo, Inc.(1)	49,169	$653,456
Ultimate Software Group, Inc.(1)	5,353	826,932
		5,416,712
SPECIALTY RETAIL — 2.0%
Gap, Inc. (The)	24,054	889,757
Zale Corp.(1)	58,054	907,384
		1,797,141
TEXTILES, APPAREL AND LUXURY GOODS — 0.4%
VF Corp.	1,658	356,470
THRIFTS AND MORTGAGE FINANCE — 0.9%
TFS Financial Corp.(1)	63,761	774,059
TOBACCO — 0.8%
Lorillard, Inc.	14,477	738,472
WIRELESS TELECOMMUNICATION SERVICES — 1.5%
China Mobile Ltd. ADR	7,584	394,520
SBA Communications Corp., Class A(1)	11,036	965,319
		1,359,839
TOTAL COMMON STOCKS (Cost $75,496,071)		87,627,790
Temporary Cash Investments — 1.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18, valued at $256,222), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $251,492)		$251,492
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $308,107), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $301,791)		301,791
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $308,048), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $301,790)		301,790
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $308,049), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $301,790)		301,790
SSgA U.S. Government Money Market Fund	83,804	83,804
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,240,667)		1,240,667
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $76,736,738)		88,868,457
OTHER ASSETS AND LIABILITIES — (0.3)%		(295,427)
TOTAL NET ASSETS — 100.0%		$88,573,030

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $76,736,738)	$88,868,457
Receivable for capital shares sold	115,924
Dividends and interest receivable	54,148
89,038,529

Liabilities
Payable for investments purchased	343,420
Payable for capital shares redeemed	30,359
Accrued management fees	91,720
465,499

Net Assets	$88,573,030

Net Assets Consist of:
Capital (par value and paid-in surplus)	$89,074,657
Undistributed net investment income	586,671
Accumulated net realized loss	(13,220,017)
Net unrealized appreciation	12,131,719
$88,573,030

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$88,256,487	9,716,457	$9.08
Institutional Class, $0.01 Par Value	$316,543	34,146	$9.27

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $20,836)	$1,570,647
Interest	314
1,570,961

Expenses:
Management fees	957,168
Directors’ fees and expenses	2,674
Other expenses	414
960,256

Net investment income (loss)	610,705

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,933,235
Foreign currency transactions	(15)
11,933,220

Change in net unrealized appreciation (depreciation) on investments	9,993,980

Net realized and unrealized gain (loss)	21,927,200

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,537,905

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$610,705	$1,013,800
Net realized gain (loss)	11,933,220	5,601,717
Change in net unrealized appreciation (depreciation)	9,993,980	1,553,975
Net increase (decrease) in net assets resulting from operations	22,537,905	8,169,492

Distributions to Shareholders
From net investment income:
Investor Class	(1,340,681)	(1,049,869)
Institutional Class	(3,138)	(2,838)
Decrease in net assets from distributions	(1,343,819)	(1,052,707)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(5,094,889)	(7,672,085)

Redemption Fees
Increase in net assets from redemption fees	4,298	4,869

Net increase (decrease) in net assets	16,103,495	(550,431)

Net Assets
Beginning of period	72,469,535	73,019,966
End of period	$88,573,030	$72,469,535

Undistributed net investment income	$586,671	$893,721

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2013 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $119,745,931 and $125,599,771, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	959,126	$7,928,759	1,064,167	$7,149,708
Issued in reinvestment of distributions	189,568	1,313,705	164,796	1,018,441
Redeemed	(1,916,842)	(14,445,066)	(2,398,214)	(15,808,396)
	(768,148)	(5,202,602)	(1,169,251)	(7,640,247)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	22,611	188,877	6,618	44,677
Issued in reinvestment of distributions	444	3,138	451	2,838
Redeemed	(11,454)	(84,302)	(11,136)	(79,353)
	11,601	107,713	(4,067)	(31,838)
Net increase (decrease)	(756,547)	$(5,094,889)	(1,173,318)	$(7,672,085)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$87,627,790	—	—
Temporary Cash Investments	83,804	$1,156,863	—
Total Value of Investment Securities	$87,711,594	$1,156,863	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$1,343,819	$1,052,707
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$76,623,633
Gross tax appreciation of investments	$13,138,343
Gross tax depreciation of investments	(893,519)
Net tax appreciation (depreciation) of investments	$12,244,824
Undistributed ordinary income	$587,452
Accumulated short-term capital losses	$(13,333,903)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the timing and recognition of partnership income.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$6.90	0.06		2.25	2.31	(0.13)	$9.08	34.11%	1.25%	0.80%	158%	$88,256
2012	$6.25	0.09		0.65	0.74	(0.09)	$6.90	12.03%	1.26%	1.35%	257%	$72,311
2011	$5.68	0.05		0.53	0.58	(0.01)	$6.25	10.16%	1.25%	0.82%	280%	$72,851
2010	$4.71	—	(4)	0.97	0.97	— (4)	$5.68	20.66%	1.26%	(0.06)%	260%	$78,441
2009	$5.34	—	(4)	(0.63)	(0.63)	—	$4.71	(11.80)%	1.25%	(0.03)%	320%	$75,603
Institutional Class
2013	$7.03	0.07		2.31	2.38	(0.14)	$9.27	34.41%	1.05%	1.00%	158%	$317
2012	$6.37	0.10		0.66	0.76	(0.10)	$7.03	12.18%	1.06%	1.55%	257%	$158
2011	$5.78	0.06		0.55	0.61	(0.02)	$6.37	10.55%	1.05%	1.02%	280%	$169
2010	$4.79	0.01		0.99	1.00	(0.01)	$5.78	20.97%	1.06%	0.14%	260%	$2,981
2009	$5.43	0.01		(0.65)	(0.64)	—	$4.79	(11.79)%	1.05%	0.17%	320%	$3,089

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

28

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

29

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

30

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

32

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2013.

For corporate taxpayers, the fund hereby designates $713,092, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2013 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80469 1312

ANNUAL REPORT     |     OCTOBER 31, 2013

VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

        Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Federal Reserve (Fed) Policy-Driven Financial Markets

U.S. stock indices and government bond yields traced similar upward tracks during most of the reporting period, driven by Fed policy and the perceived path of future Fed policy decisions. In September 2012, the Fed announced its third round of quantitative easing (QE3) since the 2008 Financial Crisis, consisting of $85 billion of monthly purchases of U.S. Treasury and mortgage-backed securities. We believe QE3, like its predecessors, helped stimulate the U.S. stock market. Encouraging signs also emerged in the long-depressed U.S. housing and job markets, which supported stocks. The S&P 500 Index advanced 27.18%, a modest gain compared with U.S. mid- and small-cap indices, which posted returns in the 33% to 40% range.

The U.S. stock rally surmounted many obstacles, including the year-end 2012 fiscal cliff, the 2013 fiscal sequester, Congressional discord (over the Affordable Care Act, the federal budget, and the federal debt ceiling), the resulting partial government shutdown, and higher long-term interest rates. Indications of sustainable economic growth and hints from the Fed that it might taper QE3 sent bond yields soaring from May to September. The 10-year Treasury yield reached 3.00% before retreating to finish the reporting period at 2.55%, still well above where it began (at 1.69%). Bond yields declined in September and October on softer economic data, the Fed’s announcement that it would delay tapering, and uncertainty caused by the government shutdown.

A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us under these challenging conditions.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Independent Chairman’s Letter

             Don Pratt

Dear Fellow Shareholders,

This is my last letter to shareholders as the funds’ Chairman, as I will retire at the end of 2013.

My personal thanks go to the independent directors that elected me to the Board and subsequently to the Chairman position, and with whom I have worked to reorganize the Board’s committee structure and annually improve our governance processes. Throughout my tenure, the Board has addressed its responsibilities to shareholders diligently in committee work, the annual contract review, and the execution of our oversight responsibilities. I expect that it will continue to do so well into the future.

Thanks also to the American Century Investments management team led by Jonathan Thomas. Its transparency, candor, and open communication with the Board is most appreciated. I have served on more than 20 boards and this is the most productive and enjoyable relationship with management I have experienced.

Finally, thanks to the many shareholders who have written with questions, comments, and suggestions. Each was heard and addressed and enabled the Board to better represent your interests. Keep communicating with us so that the Board can continue to be aware of your interests, concerns, and questions. My best wishes to Jim Olson, my successor as Chairman, and the other independent directors who continue to serve on your behalf.

And remember, as the firm’s founder Jim Stowers, Jr. so often observed, “The best is yet to be.”

Best regards,

Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Improving U.S. Economic Environment, Fed Actions Led Stocks Higher

Stock market performance remained strong during the 12 months ended October 31, 2013. Despite persistent concerns about weak global growth and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures and marginally-improving U.S. economic data.

Early in the period, the U.S. Federal Reserve (the Fed) responded to disappointing U.S. economic data by expanding its third—and most aggressive—quantitative easing program from monthly purchases of $40 billion in government agency mortgage-backed securities to $85 billion per month. This unprecedented program, combined with relatively healthy corporate earnings, significant housing market gains, and modest improvements in the labor market, helped keep stocks and other riskier assets in favor.

Late in the period, the Fed’s comments about “tapering” its quantitative easing program rattled markets. Fed Chairman Ben Bernanke said the central bank could begin scaling back its bond buying later in 2013 if the economy continues to improve. After reaching record highs in May, stocks stumbled in June, following Bernanke’s comments. The Fed then toned down its tapering talk in July, and stocks rebounded to new highs. Overall, most U.S. stock benchmarks generated robust 12-month returns, largely aided by strong double-digit gains posted during the first calendar quarter of 2013.

Growth Stocks Outpaced Value Stocks

Small-capitalization shares generated the strongest returns, outpacing the returns of mid- and large-capitalization stocks. Across the capitalization spectrum, growth stocks were the performance leaders for the 12-month period. From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the health care sector fared the best. Consumer discretionary, industrials, and energy all finished ahead of the Russell 3000 Index. The information technology and utilities sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2013
Russell 1000 Index (Large-Cap)	28.40%	Russell 2000 Index (Small-Cap)	36.28%
Russell 1000 Growth Index	28.30%	Russell 2000 Growth Index	39.84%
Russell 1000 Value Index	28.29%	Russell 2000 Value Index	32.83%
Russell Midcap Index	33.79%
Russell Midcap Growth Index	33.93%
Russell Midcap Value Index	33.45%

4

Performance

Total Returns as of October 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCVX	30.83%(1)	12.71%	7.67%	9.48%	11/25/83
Russell Midcap Growth Index	—	33.93%	20.31%	9.59%	N/A(2)	—
Institutional Class	TWVIX	31.09%(1)	12.96%	7.89%	6.41%	11/14/96
A Class(3) No sales charge* With sales charge*	TWVAX	30.57%(1) 23.03%	12.44% 11.12%	7.41% 6.77%	5.47% 5.10%	10/2/96
C Class	AVNCX	29.51%	—	—	13.43%	3/1/10
R Class	AVTRX	30.19%(1)	12.15%	—	5.62%	7/29/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

(2)	Benchmark data first available 12/31/85.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

Vista returned 30.83%* for the 12 months ended October 31, 2013, lagging the 33.93% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period. Price momentum and acceleration, two factors that the Vista team looks for in portfolio holdings, returned to favor during the reporting period.

Although Vista delivered solid gains and derived positive results from each sector in which it invested, its returns trailed those of the benchmark. Within the portfolio, stock decisions in the health care, consumer discretionary, consumer staples, and energy sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the information technology, materials, and financials sectors contributed to relative returns.

Health Care, Consumer Discretionary Detracted

The health care sector was home to the portfolio’s largest individual detractor, pharmacy benefit manager Catamaran. The company lost some of its legacy business, as Walgreens shifted its employees to a private exchange rather than provide coverage options. This is a small part of Catamaran’s customer base and is a less profitable business. The investment team is interested in the company’s relationship with Cigna, which should provide higher margins due to the use of generic drugs in this pipeline. However, there is uncertainty due to recent health care reform. Elsewhere in the sector, positioning in the biotechnology industry group detracted.

Within the consumer discretionary sector, it hurt relative returns not to hold Netflix, as the company achieved higher-than-expected subscriber growth and exceeded analysts’ expectations for earnings.

In the household durables group, a position in Toll Brothers detracted as rising interest rates resulted in slowing housing demand. Elsewhere in the sector, positioning in the hotels, restaurants, and leisure group, as well as the media group, detracted.

Consumer Staples, Energy Lagged

Positioning in the consumer staples sector hurt results versus the benchmark. In the sector, stock decisions in the food staples and retailing group and the food products group detracted from relative results.

In the energy sector, the portfolio recently began acquiring shares of Pioneer Natural Resources. The company’s share price has gained considerably, as investors are looking more favorably at shale again and the company has a strong presence in the Permian Basin. This was a relative detractor because the position was underweight relative to the benchmark and was not held for the entire period. Stock decisions in the energy equipment and services industry segment also curbed relative returns.

*All fund returns referenced in this commentary are for Investor Class shares.

7

In terms of individual detractors apart from these sectors, a position in data storage and analysis firm Teradata trimmed relative results. The stock slumped after reporting slightly disappointing earnings.

Information Technology Led Contributors

Information technology holding Alliance Data Systems was Vista’s top contributing security. The provider of loyalty programs and marketing solutions performed well as it exhibited solid receivables growth.

An overweight position in big-data company Splunk helped. The company’s ability to capture and index machine-generated data allows developers to find new use cases, which in turn creates additional data for indexing. Because the company is paid on new data being captured and indexed, its model provides opportunity for sustainable acceleration of earnings within this secular big-data trend.

Business social networking site LinkedIn was a key contributor. Although the company warned that margins would be squeezed as it spends to expand engagement on the site, LinkedIn continued to gain market share in the recruiter market and benefited from self-service advertising. Elsewhere in the sector, stock decisions in the semiconductors and semiconductor equipment group added to relative results.

Materials, Financials Added

Positioning in the materials sector added to relative returns. Largely avoiding the metals and mining industry contributed, as did stock selection in the containers and packaging industry.

In the financials sector, an overweight position in Affiliated Managers Group contributed. The asset management company benefited from top-line growth, rising assets under management, and a healthy balance sheet.

The portfolio held a significantly underweight allocation to the real estate investment trust (REIT) segment. This decision helped relative performance as these companies collectively underperformed the benchmark.

Apart from these sectors, individual contributors included an overweight stake in Hanesbrands. The maker of t-shirts, underwear and activewear improved volumes and took market share in a push toward higher-end products, which sell at a 30% premium to regular merchandise. The company bought Maidenform Brands, a maker of bras and shapewear, and the acquisition was 17% accretive to earnings, which was well received by investors.

Fund Reorganization

Pursuant to an agreement and plan of reorganization approved by its Board of Directors, Vista’s net assets were transferred to the American Century Heritage Fund in exchange for shares of the Heritage Fund effective December 6, 2013, as of the close of the New York Stock Exchange. Vista’s shareholders received shares of equal value of Heritage on a tax-free basis in exchange for their shares of Vista. The two funds’ investment objectives and strategies were substantially similar and their total expense ratios are expected to be the same. The value of a shareholder’s account did not change as a result of the transaction.

8

Fund Characteristics

OCTOBER 31, 2013
Top Ten Holdings	% of net assets
Alliance Data Systems Corp.	3.7%
Affiliated Managers Group, Inc.	3.3%
Hanesbrands, Inc.	2.8%
Actavis plc	2.7%
Perrigo Co.	2.7%
Kansas City Southern	2.6%
Whole Foods Market, Inc.	2.1%
Liberty Global plc Class A	2.1%
Tractor Supply Co.	2.0%
LinkedIn Corp., Class A	2.0%

Top Five Industries	% of net assets
Specialty Retail	11.8%
Pharmaceuticals	5.4%
Textiles, Apparel and Luxury Goods	4.9%
Software	4.6%
Media	4.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.6%
Foreign Common Stocks*	5.5%
Total Common Stocks	98.1%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.1%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period(1) 5/1/13 – 10/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,154.10	$5.43	1.00%
Institutional Class	$1,000	$1,155.60	$4.35	0.80%
A Class	$1,000	$1,152.70	$6.78	1.25%
C Class	$1,000	$1,148.50	$10.83	2.00%
R Class	$1,000	$1,151.30	$8.13	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2013

	Shares	Value
Common Stocks — 98.1%
AEROSPACE AND DEFENSE — 2.5%
B/E Aerospace, Inc.(1)	294,400	$ 23,893,504
TransDigm Group, Inc.	103,900	15,108,099
		39,001,603
AUTO COMPONENTS — 2.2%
BorgWarner, Inc.	163,500	16,861,755
Delphi Automotive plc	321,100	18,366,920
		35,228,675
AUTOMOBILES — 1.5%
Harley-Davidson, Inc.	131,100	8,395,644
Tesla Motors, Inc.(1)	90,200	14,426,588
		22,822,232
BEVERAGES — 1.7%
Constellation Brands, Inc., Class A(1)	402,000	26,250,600
BIOTECHNOLOGY — 2.1%
Aegerion Pharmaceuticals, Inc.(1)	80,200	6,642,164
Alexion Pharmaceuticals, Inc.(1)	103,400	12,713,030
BioMarin Pharmaceutical, Inc.(1)	73,700	4,629,834
Regeneron Pharmaceuticals, Inc.(1)	30,800	8,858,080
		32,843,108
BUILDING PRODUCTS — 2.1%
Fortune Brands Home & Security, Inc.	380,700	16,400,556
Lennox International, Inc.	219,300	17,118,558
		33,519,114
CAPITAL MARKETS — 3.8%
Affiliated Managers Group, Inc.(1)	266,100	52,538,784
KKR & Co. LP	338,306	7,425,817
		59,964,601
CHEMICALS — 3.3%
Eastman Chemical Co.	294,800	23,227,292
FMC Corp.	159,800	11,627,048
Sherwin-Williams Co. (The)	44,300	8,328,400
Westlake Chemical Corp.	80,500	8,647,310
		51,830,050
COMMERCIAL BANKS — 1.1%
CIT Group, Inc.(1)	357,100	17,197,936
COMMERCIAL SERVICES AND SUPPLIES — 1.1%
Stericycle, Inc.(1)	152,200	17,685,640
COMPUTERS AND PERIPHERALS — 0.9%
NetApp, Inc.	357,000	13,855,170
CONSTRUCTION AND ENGINEERING — 2.7%
Chicago Bridge & Iron Co. NV New York Shares	120,200	8,905,618
MasTec, Inc.(1)	481,700	15,399,949
Quanta Services, Inc.(1)	597,900	18,062,559
		42,368,126
CONSTRUCTION MATERIALS — 0.4%
Eagle Materials, Inc.	27,500	2,062,775
Texas Industries, Inc.(1)	64,800	3,479,760
		5,542,535
CONSUMER FINANCE — 1.4%
Discover Financial Services	413,600	21,457,568
CONTAINERS AND PACKAGING — 1.5%
Packaging Corp. of America	377,200	23,492,016
ELECTRICAL EQUIPMENT — 0.6%
AMETEK, Inc.	198,000	9,470,340
ENERGY EQUIPMENT AND SERVICES — 1.6%
Atwood Oceanics, Inc.(1)	147,200	7,820,736
Oceaneering International, Inc.	195,600	16,798,128
		24,618,864
FOOD AND STAPLES RETAILING — 2.1%
Whole Foods Market, Inc.	531,200	33,534,656
FOOD PRODUCTS — 0.5%
Hain Celestial Group, Inc. (The)(1)	95,900	7,981,757
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.9%
Cooper Cos., Inc. (The)	92,000	11,887,320
Mettler-Toledo International, Inc.(1)	38,300	9,477,718
Teleflex, Inc.	93,800	8,646,484
		30,011,522
HEALTH CARE PROVIDERS AND SERVICES — 3.7%
AmerisourceBergen Corp.	369,900	24,165,567
Catamaran Corp.(1)	556,000	26,109,760
Team Health Holdings, Inc.(1)	173,400	7,532,496
		57,807,823
HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp.(1)	203,200	11,385,296
HOTELS, RESTAURANTS AND LEISURE — 1.5%
Dunkin’ Brands Group, Inc.	171,200	8,162,816
Wyndham Worldwide Corp.	240,600	15,975,840
		24,138,656
HOUSEHOLD DURABLES — 0.6%
Mohawk Industries, Inc.(1)	69,800	9,242,916
HOUSEHOLD PRODUCTS — 1.6%
Church & Dwight Co., Inc.	396,000	25,799,400

12

	Shares	Value
INTERNET AND CATALOG RETAIL — 1.1%
priceline.com, Inc.(1)	16,200	$ 17,072,046
INTERNET SOFTWARE AND SERVICES — 2.0%
LinkedIn Corp., Class A(1)	140,200	31,358,534
IT SERVICES — 3.8%
Alliance Data Systems Corp.(1)	242,200	57,415,932
Teradata Corp.(1)	33,700	1,485,159
		58,901,091
LIFE SCIENCES TOOLS AND SERVICES — 1.0%
Covance, Inc.(1)	167,200	14,924,272
MACHINERY — 0.3%
WABCO Holdings, Inc.(1)	64,300	5,509,224
MEDIA — 4.5%
CBS Corp., Class B	153,700	9,089,818
Discovery Communications, Inc. Class A(1)	214,600	19,082,232
Liberty Global plc Class A(1)	414,600	32,492,202
Sirius XM Radio, Inc.	2,772,000	10,450,440
		71,114,692
OIL, GAS AND CONSUMABLE FUELS — 4.0%
Cabot Oil & Gas Corp.	668,500	23,611,420
Diamondback Energy, Inc.(1)	241,900	12,494,135
Gulfport Energy Corp.(1)	116,400	6,831,516
Oasis Petroleum, Inc.(1)	197,900	10,538,175
Pioneer Natural Resources Co.	46,100	9,440,358
		62,915,604
PHARMACEUTICALS — 5.4%
Actavis plc(1)	277,300	42,865,034
Perrigo Co.	301,000	41,504,890
		84,369,924
ROAD AND RAIL — 4.4%
Canadian Pacific Railway Ltd. New York Shares	194,900	27,884,343
Kansas City Southern	333,700	40,551,224
		68,435,567
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.3%
ARM Holdings plc	731,000	11,550,896
Avago Technologies Ltd.	171,300	7,782,159
Cree, Inc.(1)	62,400	3,790,800
NXP Semiconductor NV(1)	280,400	11,810,448
Xilinx, Inc.	369,000	16,759,980
		51,694,283
SOFTWARE — 4.6%
CommVault Systems, Inc.(1)	140,000	10,931,200
Electronic Arts, Inc.(1)	920,500	24,163,125
NetSuite, Inc.(1)	188,000	18,965,440
Splunk, Inc.(1)	159,300	9,989,703
Ultimate Software Group, Inc.(1)	54,000	8,341,920
		72,391,388
SPECIALTY RETAIL — 11.8%
DSW, Inc., Class A	168,200	14,746,094
GameStop Corp., Class A	430,300	23,589,046
GNC Holdings, Inc. Class A	328,000	19,292,960
Lumber Liquidators Holdings, Inc.(1)	92,400	10,551,156
O’Reilly Automotive, Inc.(1)	207,500	25,690,575
PetSmart, Inc.	195,100	14,195,476
Ross Stores, Inc.	215,600	16,676,660
Signet Jewelers Ltd.	374,780	27,981,075
Tractor Supply Co.	446,900	31,886,315
		184,609,357
TEXTILES, APPAREL AND LUXURY GOODS — 4.9%
Hanesbrands, Inc.	633,400	43,147,208
Michael Kors Holdings Ltd.(1)	138,700	10,672,965
PVH Corp.	112,100	13,964,297
Under Armour, Inc. Class A(1)	112,300	9,113,145
		76,897,615
THRIFTS AND MORTGAGE FINANCE — 0.5%
Ocwen Financial Corp.(1)	137,300	7,720,379
TOBACCO — 0.5%
Lorillard, Inc.	160,800	8,202,408
TRADING COMPANIES AND DISTRIBUTORS — 0.9%
United Rentals, Inc.(1)	218,000	14,080,620
WIRELESS TELECOMMUNICATION SERVICES — 2.0%
SBA Communications Corp., Class A(1)	355,200	31,069,344
TOTAL COMMON STOCKS (Cost $1,019,253,976)		1,538,316,552

13

Shares	Value

Temporary Cash Investments — 1.8%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.25%, 10/31/18,

valued at $5,828,190), in a joint trading account at 0.07%, dated 10/31/13, due 11/1/13 (Delivery value $5,720,597)

		$ 5,720,586
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $7,008,395), in a joint trading account at 0.03%, dated 10/31/13, due 11/1/13 (Delivery value $6,864,710)		6,864,704
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.75%, 5/15/22, valued at $7,007,035), in a joint trading account at 0.02%, dated 10/31/13, due 11/1/13 (Delivery value $6,864,708)		6,864,704
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $7,007,070), in a joint trading account at 0.05%, dated 10/31/13, due 11/1/13 (Delivery value $6,864,714)		6,864,704
SSgA U.S. Government Money Market Fund	1,901,167	1,901,167
TOTAL TEMPORARY CASH INVESTMENTS (Cost $28,215,865)		28,215,865
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,047,469,841)		1,566,532,417
OTHER ASSETS AND LIABILITIES — 0.1%		2,055,939
TOTAL NET ASSETS — 100.0%		$1,568,588,356

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	9,644,873	GBP	5,968,067	Credit Suisse AG	11/29/13	$77,470
USD	303,664	GBP	189,512	Credit Suisse AG	11/29/13	(142)
						$77,328

Notes to Schedule of Investments

GBP = British Pound

USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2013
Assets
Investment securities, at value (cost of $1,047,469,841)	$1,566,532,417
Foreign currency holdings, at value (cost of $128,151)	131,125
Receivable for investments sold	18,378,952
Receivable for capital shares sold	87,672
Unrealized gain on forward foreign currency exchange contracts	77,470
Dividends and interest receivable	457,568
1,585,665,204

Liabilities
Payable for investments purchased	15,140,743
Payable for capital shares redeemed	616,018
Unrealized loss on forward foreign currency exchange contracts	142
Accrued management fees	1,301,247
Distribution and service fees payable	18,698
17,076,848

Net Assets	$1,568,588,356

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 968,201,075
Accumulated net investment loss	(6,243,419)
Undistributed net realized gain	87,441,446
Net unrealized appreciation	519,189,254
$1,568,588,356

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,428,950,399	63,158,709	$22.62
Institutional Class, $0.01 Par Value	$64,695,033	2,764,871	$23.40
A Class, $0.01 Par Value	$60,958,691	2,803,946	$21.74*
C Class, $0.01 Par Value	$113,588	5,207	$21.81
R Class, $0.01 Par Value	$13,870,645	639,356	$21.69
*Maximum offering price $23.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $51,059)	$ 10,766,356
Interest	13,683
10,780,039

Expenses:
Management fees	14,239,316
Distribution and service fees:
A Class	152,308
C Class	868
R Class	62,444
Directors’ fees and expenses	52,721
Other expenses	262
14,507,919

Net investment income (loss)	(3,727,880)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	169,447,477
Futures contract transactions	(610,277)
Foreign currency transactions	(174,629)
168,662,571

Change in net unrealized appreciation (depreciation) on:
Investments	221,957,875
Translation of assets and liabilities in foreign currencies	121,849
222,079,724

Net realized and unrealized gain (loss)	390,742,295

Net Increase (Decrease) in Net Assets Resulting from Operations	$387,014,415

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2013 AND OCTOBER 31, 2012
Increase (Decrease) in Net Assets	October 31, 2013	October 31, 2012
Operations
Net investment income (loss)	$ (3,727,880)	$ (3,576,500)
Net realized gain (loss)	168,662,571	97,099,029
Change in net unrealized appreciation (depreciation)	222,079,724	(2,305,977)
Net increase (decrease) in net assets resulting from operations	387,014,415	91,216,552

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(192,958,606)	(312,325,379)

Net increase (decrease) in net assets	194,055,809	(221,108,827)

Net Assets
Beginning of period	1,374,532,547	1,595,641,374
End of period	$1,568,588,356	$1,374,532,547

Accumulated net investment loss	$(6,243,419)	$(2,816,763)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2013

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

19

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 18% of the shares of the fund.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2013 were $830,105,384 and $1,022,727,221, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2013		Year ended October 31, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	750,000,000		750,000,000
Sold	2,802,761	$ 53,585,569	4,873,333	$ 81,177,047
Redeemed	(9,109,589)	(177,600,277)	(20,339,527)	(324,033,168)
	(6,306,828)	(124,014,708)	(15,466,194)	(242,856,121)
Institutional Class/Shares Authorized	80,000,000		80,000,000
Sold	266,159	5,316,205	886,541	15,318,015
Redeemed	(1,185,529)	(23,514,046)	(2,218,876)	(39,285,626)
	(919,370)	(18,197,841)	(1,332,335)	(23,967,611)
A Class/Shares Authorized	310,000,000		310,000,000
Sold	449,043	8,462,568	1,022,625	16,651,054
Redeemed	(3,326,520)	(56,860,210)	(3,331,130)	(54,130,918)
	(2,877,477)	(48,397,642)	(2,308,505)	(37,479,864)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	2,499	50,030	238	3,918
Redeemed	(2,081)	(39,100)	(860)	(14,472)
	418	10,930	(622)	(10,554)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	129,661	2,530,717	158,086	2,624,418
Redeemed	(266,461)	(4,890,062)	(644,443)	(10,635,647)
	(136,800)	(2,359,345)	(486,357)	(8,011,229)
Net increase (decrease)	(10,240,057)	$(192,958,606)	(19,594,013)	$(312,325,379)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,452,055,487	—	—
Foreign Common Stocks	74,710,169	$11,550,896	—
Temporary Cash Investments	1,901,167	26,314,698	—
Total Value of Investment Securities	$1,528,666,823	$37,865,594	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$77,328	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

Value of Derivative Instruments as of October 31, 2013

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$77,470	Unrealized loss on forward foreign currency exchange contracts	$142

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(610,277)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(198,874)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$113,140

		$(809,151)		$113,140

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2013 and October 31, 2012.

23

As of October 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,046,274,776
Gross tax appreciation of investments	$522,221,774
Gross tax depreciation of investments	(1,964,133)
Net tax appreciation (depreciation) of investments	$520,257,641
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$49,349
Net tax appreciation (depreciation)	$520,306,990
Undistributed ordinary income	—
Accumulated long-term gains	$86,246,382
Late-year ordinary loss deferral	$(6,166,091)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Subsequent Events

On September 12, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund were transferred to Heritage Fund (Heritage), one fund in a series issued by the corporation, in exchange for shares of Heritage. The financial statements and performance history of Heritage survived after the reorganization. The reorganization was effective at the close of the NYSE on December 6, 2013.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$17.29	(0.05)	5.38	5.33	$22.62	30.83%	1.00%	(0.25)%	59%	$1,428,950
2012	$16.11	(0.04)	1.22	1.18	$17.29	7.32%	1.00%	(0.23)%	71%	$1,201,141
2011	$15.25	(0.08)	0.94	0.86	$16.11	5.64%	1.00%	(0.44)%	90%	$1,368,299
2010	$12.13	(0.06)	3.18	3.12	$15.25	25.72%	1.01%	(0.45)%	132%	$1,761,319
2009	$12.43	(0.05)	(0.25)	(0.30)	$12.13	(2.41)%	1.00%	(0.48)%	183%	$1,690,576
Institutional Class
2013	$17.85	(0.01)	5.56	5.55	$23.40	31.09%	0.80%	(0.05)%	59%	$64,695
2012	$16.60	(0.01)	1.26	1.25	$17.85	7.53%	0.80%	(0.03)%	71%	$65,755
2011	$15.67	(0.04)	0.97	0.93	$16.60	5.93%	0.80%	(0.24)%	90%	$83,261
2010	$12.45	(0.03)	3.25	3.22	$15.67	25.86%	0.81%	(0.25)%	132%	$153,112
2009	$12.73	(0.03)	(0.25)	(0.28)	$12.45	(2.12)%	0.80%	(0.28)%	183%	$211,357
A Class(3)
2013	$16.65	(0.09)	5.18	5.09	$21.74	30.57%	1.25%	(0.50)%	59%	$60,959
2012	$15.56	(0.08)	1.17	1.09	$16.65	7.01%	1.25%	(0.48)%	71%	$94,622
2011	$14.76	(0.11)	0.91	0.80	$15.56	5.42%	1.25%	(0.69)%	90%	$124,296
2010	$11.77	(0.09)	3.08	2.99	$14.76	25.40%	1.26%	(0.70)%	132%	$186,529
2009	$12.09	(0.08)	(0.24)	(0.32)	$11.77	(2.65)%	1.25%	(0.73)%	183%	$255,419

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$16.84	(0.24)	5.21	4.97	$21.81	29.51%	2.00%	(1.25)%		59%	$114
2012	$15.85	(0.21)	1.20	0.99	$16.84	6.25%	2.00%	(1.23)%		71%	$81
2011	$15.15	(0.25)	0.95	0.70	$15.85	4.62%	2.00%	(1.44)%		90%	$86
2010(4)	$13.73	(0.14)	1.56	1.42	$15.15	10.34%	2.01% (5)	(1.51	)%(5)	132% (6)	$30
R Class
2013	$16.66	(0.14)	5.17	5.03	$21.69	30.19%	1.50%	(0.75)%		59%	$13,871
2012	$15.60	(0.12)	1.18	1.06	$16.66	6.73%	1.50%	(0.73)%		71%	$12,933
2011	$14.84	(0.16)	0.92	0.76	$15.60	5.19%	1.50%	(0.94)%		90%	$19,700
2010	$11.87	(0.13)	3.10	2.97	$14.84	25.02%	1.51%	(0.95)%		132%	$26,686
2009	$12.22	(0.12)	(0.23)	(0.35)	$11.87	(2.86)%	1.50%	(0.98)%		183%	$22,618

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	March 1, 2010 (commencement of sale) through October 31, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vista Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc. as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vista Fund of American Century Mutual Funds, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

December 19, 2013

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

32

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

33

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

34

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80470 1312

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord and Stephen E. Yates are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $296,263

FY 2013:     $360,409

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:               $0

FY 2013:               $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:               $0

FY 2013:               $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:            $ 68,768

FY 2013:            $101,621

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2013